UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1 SunAmerica Center Los Angeles, CA 90067-6022
(Address of principal executive offices)  (Zip code)

John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311
(Name and address of agent for service)
Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: January 31
Date of reporting period: April 30, 2010

Item 1 — Schedule of Investments
This filing is on behalf of thirty-one of the thirty-five Investment Company Series of SunAmerica Series Trust.

SUNAMERICA SERIES TRUST
CASH MANAGEMENT PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Short-Term Investment Securities — 100.4%	Principal	Value
	Amount	(Note 1)

ASSET-BACKED COMMERCIAL PAPER — 37.5%
Atlantis One Funding Corp. 0.28% due 07/06/10*	$500,000	$499,760
Atlantis One Funding Corp. 0.30% due 07/01/10*	3,200,000	3,198,592
Atlantis One Funding Corp. 0.31% due 07/07/10*	3,200,000	3,198,432
Atlantis One Funding Corp. 0.31% due 07/13/10*	1,500,000	1,499,175
Atlantis One Funding Corp. 0.31% due 07/19/10*	1,500,000	1,499,070
Barton Capital Corp. 0.20% due 05/14/10*	1,000,000	999,928
Cancara Asset Securitisation LLC 0.27% due 06/17/10*	1,000,000	999,647
Cancara Asset Securitisation LLC 0.31% due 07/19/10*	750,000	749,377
Cancara Asset Securitisation LLC 0.31% due 07/20/10*	1,000,000	999,160
Citibank Credit Card Issuance Trust 0.24% due 05/07/10*	5,500,000	5,499,780
Clipper Receivables Co. LLC 0.28% due 07/01/10*	2,400,000	2,399,328
Edison Asset Securitization LLC 0.21% due 06/01/10*	5,000,000	4,999,096
Edison Asset Securitization LLC 0.28% due 07/12/10*	3,000,000	2,998,320
Fairway Finance Corp. 0.20% due 05/19/10*	5,000,000	4,999,500
Falcon Asset Securitization Co. LLC 0.20% due 05/25/10*	1,600,000	1,599,787
Falcon Asset Securitization Co. LLC 0.21% due 07/01/10*	2,800,000	2,798,628
FCAR Owner Trust I 0.31% due 07/01/10	9,400,000	9,394,924
FCAR Owner Trust I 0.31% due 07/02/10	1,500,000	1,499,175
FCAR Owner Trust I 0.31% due 07/12/10	750,000	749,497
FCAR Owner Trust I 0.32% due 07/01/10	2,350,000	2,348,731
FCAR Owner Trust I 0.32% due 07/26/10	4,000,000	3,996,560
Gemini Securitization Corp. LLC 0.20% due 05/10/10*	250,000	249,988
Govco LLC 0.23% due 06/02/10*	1,600,000	1,599,673
Govco LLC 0.26% due 06/14/10*	2,000,000	1,999,364
Govco LLC 0.27% due 06/25/10*	2,000,000	1,999,175
Govco LLC 0.28% due 06/29/10*	1,000,000	999,541
Grampian Funding LLC 0.26% due 06/01/10*	7,000,000	6,998,433
Grampian Funding LLC 0.32% due 07/19/10*	5,000,000	4,997,200
Jupiter Securitization Co. LLC 0.20% due 05/17/10*	1,000,000	999,911
Liberty Street Funding LLC 0.30% due 07/26/10*	11,000,000	10,989,770
LMA Americas LLC 0.20% due 05/06/10*	4,000,000	3,999,889
LMA Americas LLC 0.22% due 05/27/10*	1,600,000	1,599,746
LMA Americas LLC 0.26% due 05/28/10*	12,000,000	11,997,660
LMA Americas LLC 0.27% due 05/17/10*	300,000	299,964
Matchpoint Master Trust 0.30% due 05/10/10*	2,000,000	1,999,850
Matchpoint Master Trust 0.30% due 05/25/10*	1,000,000	999,800
Matchpoint Master Trust 0.32% due 05/10/10*	4,000,000	3,999,680
Royal Park Investments Funding Corp. 0.29% due 07/02/10*	3,000,000	2,998,350
Royal Park Investments Funding Corp. 0.30% due 07/09/10*	6,000,000	5,996,160
Royal Park Investments Funding Corp. 0.32% due 07/27/10*	11,000,000	10,990,430
Royal Park Investments Funding Corp. 0.33% due 07/26/10*	750,000	749,355
Sheffield Receivables Corp. 0.20% due 05/13/10*	23,000,000	22,998,467

TOTAL ASSET-BACKED COMMERCIAL PAPER (cost $156,392,210)		156,388,873

CERTIFICATES OF DEPOSIT — 28.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.24% due 06/04/10	3,200,000	3,200,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.25% due 06/10/10	2,400,000	2,400,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.28% due 06/23/10	2,400,000	2,400,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.30% due 06/18/10	2,000,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.30% due 06/21/10	3,000,000	3,000,000
Barclays Bank PLC 0.30% due 07/09/10	4,000,000	3,999,600
Barclays Bank PLC 0.40% due 09/13/10	2,000,000	1,999,620
Barclays Bank PLC 0.44% due 09/27/10	3,000,000	2,999,880
BNP Paribas 0.24% due 06/02/10	6,000,000	6,000,000
BNP Paribas 0.24% due 06/10/10	10,000,000	10,000,000
BNP Paribas 0.24% due 06/11/10	5,000,000	5,000,000
Deutsche Bank AG 0.30% due 07/20/10	8,000,000	7,999,680
Dexia Credit Local SA 0.30% due 05/03/10	13,000,000	13,000,000
Natixis 0.27% due 05/28/10	3,000,000	3,000,000
Societe Generale 0.34% due 08/02/10	3,200,000	3,199,584
Societe Generale 0.35% due 08/02/10	3,500,000	3,499,580

Societe Generale 0.35% due 08/04/10	6,000,000	5,999,280
Sumitomo Mitsui Banking Corp. 0.21% due 05/11/10	13,000,000	13,000,000
Toronto Dominion Bank 0.26% due 07/14/10	2,000,000	2,000,160
UBS AG 0.46% due 05/27/10	2,000,000	2,000,000
UBS AG 0.48% due 05/28/10	13,000,000	13,000,000
UBS AG 0.52% due 05/19/10	9,000,000	9,000,000

TOTAL CERTIFICATES OF DEPOSIT (cost $118,700,124)		118,697,384

COMMERCIAL PAPER — 3.8%
Citigroup Funding, Inc. 0.29% due 06/03/10	7,000,000	6,998,139
General Electric Capital Corp. 0.22% due 07/02/10	4,000,000	3,998,240
Johnson & Johnson 0.20% due 06/10/10*	3,000,000	2,999,333
MetLife Short Term Funding LLC 0.27% due 07/09/10*	1,000,000	999,460
MetLife Short Term Funding LLC 0.30% due 07/19/10*	1,000,000	999,350

TOTAL COMMERCIAL PAPER (cost $15,994,781)		15,994,522

U.S. CORPORATE NOTES — 0.4%
Cheyne Finance LLC 4.83% due 10/25/07*(1)(2)(3)(4)(5)(6)	2,169,914	34,068
Cheyne Finance LLC 4.83% due 01/25/08*(1)(2)(3)(4)(5)(6)	3,157,859	49,578
Issuer Entity LLC 0.39% due 10/28/10*(1)(2)(3)(7)	6,701,230	1,763,094

TOTAL U.S. CORPORATE NOTES (cost $6,837,693)		1,846,740

MUNICIPAL BONDS & NOTES — 1.1%
Colorado Housing & Finance Authority Revenue Bonds 0.25% due 05/05/10(8)	200,000	200,000
Colorado Housing & Finance Authority Revenue Bonds 0.26% due 05/05/10(8)	1,000,000	1,000,000
Colorado Housing Finance Authority Single Family Mtg. Revenue Bonds 0.32% due 05/05/10(8)	1,000,000	1,000,000
Iowa Finance Authority Single Family Mtg. Revenue Bonds 0.26% due 05/06/10(8)	1,790,000	1,790,000
State of Texas General Obligation Bonds 0.30% due 05/05/10(8)	500,000	500,000

TOTAL MUNICIPAL BONDS & NOTES (cost $4,490,000)		4,490,000

U.S. GOVERNMENT AGENCIES — 25.0%
Federal Home Loan Bank Disc. Notes
0.06% due 05/03/10	89,675,000	89,674,701
0.20% due 07/14/10	1,600,000	1,599,392
Federal Home Loan Mtg. Corp. Disc. Notes
0.18% due 07/07/10	3,000,000	2,998,980
0.20% due 07/02/10	1,000,000	999,680
0.20% due 07/06/10	1,600,000	1,599,456
0.20% due 07/19/10	1,000,000	999,590
0.20% due 07/21/10	1,000,000	999,580
0.21% due 07/23/10	3,000,000	2,998,710
0.31% due 11/10/10	2,000,000	1,997,020
Financial National Mtg. Assoc. Disc. Notes 0.25% due 10/01/10	500,000	499,520

TOTAL U.S. GOVERNMENT AGENCIES (cost $104,365,921)		104,366,629

U.S. GOVERNMENT TREASURIES — 4.2%
United States Treasury Bills
0.15% due 07/15/10	4,000,000	3,998,720
0.18% due 08/26/10	4,000,000	3,997,600
0.20% due 07/01/10	2,000,000	1,999,500
0.23% due 09/23/10	1,600,000	1,598,768
0.27% due 10/07/10	2,400,000	2,397,936
United States Treasury Notes 2.00% due 09/30/10	3,300,000	3,323,595

TOTAL U.S. GOVERNMENT TREASURIES (cost $17,313,449)		17,316,119

TOTAL SHORT-TERM INVESTMENT SECURITIES — 100.4% (cost $424,094,178)		419,100,267

TOTAL INVESTMENTS — (cost $424,094,178)(9)	100.4%	419,100,267
Liabilities in excess of other assets	(0.4)	(1,489,743)

NET ASSETS	100.0%	$417,610,524

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $145,244,869 representing 34.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $1,846,740 representing 0.4% of net assets.

(3)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(4)	Security in default

(5)	Security issued by a structured investment vehicle (“SIV”). These SIV’s may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements.

(6)	On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC (“SIV Portfolio”) (formerly Cheyne Finance PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes (the “Notes”) held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the Receiver”). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio’s investment portfolio and a distribution to senior creditors, including the Portfolio, was made. Furthermore, an additional distribution to senior creditors, including the Portfolio, was made on August 13, 2008. The market value of the Notes, as of April 30, 2010, represents the Notes’ residual value that may be distributed to the Portfolio.

(7)	The secured liquidity notes (“SLNs”) issued by the Ottimo Funding Ltd. (“Ottimo”) and previously held by the Portfolio have been restructured. Effective November 1, 2007, the Portfolio exchanged its SLNs for notes (the “New Notes”) issued by a new entity, Issuer Entity, LLC (“Issuer Entity”), in an amount equal to the aggregate outstanding principal amount of all the SLNs owned by the Portfolio, plus accrued and/or accreted interest through the date of issued of the New Notes. Issuer Entity then tendered SLNs as payment of the purchase price for the collateral which had been owned by Ottimo (and which had secured the SLNs), in an auction conducted pursuant to the Uniform Commercial Code and the terms of the transaction documents governing the SLNs). Issuer Entity acquired the collateral free and clear of any lien or interest on the part of the holders of Ottimo subordinated notes. As a result of this acquisition, the Portfolio now holds New Notes secured by collateral which had secured the SLNs. The New Notes were scheduled to mature on October 30, 2008 but were extended to October 28, 2010 by a vote of holders of two-thirds of the outstanding principal balance of the New Notes. The New Notes pay interest at a rate based on the weighted average coupon rate of the underlying collateral.

(8)	Variable Rate Security — the rate reflected is as of April 30, 2010, maturity date reflects next reset date.

(9)	See Note 4 for cost of investments on a tax basis.

Industry Allocation*

Banks-Foreign-US Branches	28.4%
U.S. Government Agency	25.0
Asset Backed Commercial Paper/Fully Supported	15.3
Asset Backed Commercial Paper/Auto	10.1
Asset Backed Commercial Paper/Other	7.3
Sovereigns/Supranational	4.1
Asset Backed Commercial Paper/Credit Card	2.4
Asset Backed Commercial Paper/Real Estate	1.9
Banks-Domestic	1.7
Municipal	1.1
Diversified	1.0
Asset Backed Commercial Paper/Hybrid	0.7
Healthcare	0.7
Asset Backed/Mortgages	0.4
Asset Backed Commercial Paper/Diversified	0.3

100.4%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Short-Term Investment Securities:
Asset Backed Commercial Paper	$—	$156,388,873	$—	$156,388,873
Certificates of Deposit	—	118,697,384	—	118,697,384
Commercial Paper	—	15,994,522	—	15,994,522
U.S. Corporate Notes	—	—	1,846,740	1,846,740
Municipal Bonds & Notes	—	4,490,000	—	4,490,000
U.S. Government Agencies	—	104,366,629	—	104,366,629
U.S. Government Treasuries	—	17,316,119	—	17,316,119

Total	$—	$417,253,527	$1,846,740	$419,100,267

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

U.S. Corporate
Notes
Balance as of 1/31/2010	$1,899,465
Accrued discounts/premiums	—
Realized gain(loss)	—
Change in unrealized appreciation(depreciation)	98,190
Net purchases(sales)	(150,915)
Transfers in and/or out of Level 3	—

Balance as of 4/30/2010	$1,846,740

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
CORPORATE BOND PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Asset Backed Securities — 0.0%	Shares/ Principal Amount	Value (Note 1)

DIVERSIFIED FINANCIAL SERVICES — 0.0%
125 Home Loan Owner Trust Series 1998-1A, Class B1 9.76% due 02/15/29*(1)	$8,670	$7,196
SMFC Trust Series 1997-A, Class B1-4 4.12% due 01/20/35*(1)(2)(3)	4,489	3,591

TOTAL ASSET BACKED SECURITIES (cost $12,891)		10,787

Convertible Bonds & Notes — 0.1%

DISTRIBUTION/WHOLESALE — 0.1%
School Specialty, Inc. Senior Sub. Notes 3.75% due 08/01/23(4)	950,000	944,062

REAL ESTATE INVESTMENT TRUSTS — 0.0%
Prologis Senior Notes 2.25% due 04/01/37	430,000	414,588

TOTAL CONVERTIBLE BONDS & NOTES (cost $1,182,885)		1,358,650

U.S. Corporate Bonds & Notes — 82.6%

ADVERTISING AGENCIES — 0.1%
The Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	1,225,000	1,401,094

ADVERTISING SALES — 0.2%
Lamar Media Corp. Senior Notes 6.63% due 08/15/15	1,275,000	1,236,750
Lamar Media Corp. Company Guar. Notes Class B 6.63% due 08/15/15	550,000	533,500
Lamar Media Corp. Sub. Notes 7.88% due 04/15/18*	200,000	204,500

		1,974,750

ADVERTISING SERVICES — 0.6%
Visant Holding Corp. Company Guar. Notes 7.63% due 10/01/12	1,000,000	1,003,750
Visant Holding Corp. Senior Notes 8.75% due 12/01/13	4,550,000	4,641,000
Visant Holding Corp. Senior Notes 10.25% due 12/01/13(4)	825,000	851,812

		6,496,562

AEROSPACE/DEFENSE — 0.6%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	4,020,000	4,216,059
Boeing Co. Debentures 8.75% due 09/15/31	900,000	1,244,901
Hawker Beechcraft Acquisition Co. LLC Company Guar. Notes 9.75% due 04/01/17	425,000	331,500
Raytheon Co. Senior Notes 4.40% due 02/15/20	500,000	506,260

		6,298,720

AEROSPACE/DEFENSE-EQUIPMENT — 0.3%
Alliant Techsystems, Inc. Company Guar. Notes 6.75% due 04/01/16	1,175,000	1,201,437
Sequa Corp. Senior Notes 11.75% due 12/01/15*	375,000	379,219
Sequa Corp. Senior Notes 13.50% due 12/01/15*(5)	427,128	442,611
TransDigm, Inc. Company Guar. Notes 7.75% due 07/15/14	1,150,000	1,174,438

		3,197,705

AGRICULTURAL CHEMICALS — 0.2%
CF Industries, Inc. Senior Notes 6.88% due 05/01/18	125,000	130,313
CF Industries, Inc. Senior Notes 7.13% due 05/01/20	125,000	131,563
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	1,940,000	2,021,598
Terra Capital, Inc. Company Guar. Notes 7.75% due 11/01/19	150,000	184,312

		2,467,786

AIRLINES — 0.3%
Southwest Airlines Co. Notes 6.50% due 03/01/12	1,320,000	1,407,481
Southwest Airlines Co. Debentures 7.38% due 03/01/27	1,215,000	1,233,774

		2,641,255

APPLIANCES — 0.4%
ALH Finance LLC/ALH Finance Corp. Senior Sub. Notes 8.50% due 01/15/13	1,125,000	1,133,438
Whirlpool Corp. Senior Notes 5.50% due 03/01/13	2,730,000	2,896,090

		4,029,528

APPLICATIONS SOFTWARE — 0.3%
Serena Software, Inc. Company Guar. Notes 10.38% due 03/15/16	1,400,000	1,351,000
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	1,525,000	1,618,406

		2,969,406

ATHLETIC EQUIPMENT — 0.1%
Easton-Bell Sports, Inc. Senior Sec. Notes 9.75% due 12/01/16*	625,000	665,625

AUCTION HOUSE/ART DEALERS — 0.2%
KAR Auction Services, Inc. Company Guar. Notes 8.75% due 05/01/14	1,625,000	1,667,656

AUTO-CARS/LIGHT TRUCKS — 0.8%
Daimler Finance North America LLC Company Guar. Notes 6.50% due 11/15/13	5,620,000	6,267,385
General Motors Corp. Notes 7.20% due 01/15/11†(6)(7)	1,000,000	372,500
General Motors Corp. Debentures 7.40% due 09/01/25†(6)(7)	2,800,000	1,001,000
General Motors Corp. Notes 9.45% due 11/01/11†(6)(7)	250,000	92,500

		7,733,385

AUTO-HEAVY DUTY TRUCKS — 0.1%
Navistar International Corp. Senior Notes 8.25% due 11/01/21	325,000	342,875
Oshkosh Corp. Company Guar. Notes 8.25% due 03/01/17*	75,000	78,938
Oshkosh Corp. Company Guar. Notes 8.50% due 03/01/20*	150,000	157,875

		579,688

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.6%
American Axle & Manufacturing Holdings, Inc. Senior Sec. Notes 9.25% due 01/15/17*	150,000	159,750
ArvinMeritor, Inc. Company Guar. Notes 10.63% due 03/15/18	50,000	53,750
Cooper-Standard Automotive, Inc. Senior Notes 8.50% due 05/01/18*	350,000	357,875
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/20	1,240,000	1,265,122
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	150,000	152,813
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	150,000	153,000
Tenneco, Inc. Company Guar. Notes 8.63% due 11/15/14	1,700,000	1,751,000
TRW Automotive, Inc. Senior Notes 8.88% due 12/01/17*	325,000	344,906
United Components, Inc. Senior Sub. Notes 9.38% due 06/15/13	1,750,000	1,758,750

		5,996,966

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.1%
Affinia Group, Inc. Senior Sec. Notes 10.75% due 08/15/16*	600,000	659,250

BANKS-COMMERCIAL — 1.6%
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	2,375,000	2,259,219
Discover Bank Sub. Notes 8.70% due 11/18/19	2,900,000	3,293,327
Hudson United Bank Sub. Notes 7.00% due 05/15/12	1,000,000	1,066,079
M&T Bank Corp. Senior Notes 5.38% due 05/24/12	1,340,000	1,419,522
Manufacturers & Traders Trust Co. Sub. Notes 5.63% due 12/01/21(8)	2,235,000	2,075,519
Marshall & Ilsley Corp. Notes 5.35% due 04/01/11	2,500,000	2,535,978
Wachovia Bank NA Sub. Notes 4.80% due 11/01/14	2,000,000	2,098,072
Wachovia Bank NA Sub. Notes 4.88% due 02/01/15	1,350,000	1,415,907

		16,163,623

BANKS-FIDUCIARY — 0.3%
Northern Trust Corp. Senior Notes 5.30% due 08/29/11	40,000	42,124
Wilmington Trust Corp. Notes 8.50% due 04/02/18	2,850,000	2,924,100

		2,966,224

BANKS-SUPER REGIONAL — 1.1%
Banc One Corp. Sub. Debentures 8.00% due 04/29/27	460,000	555,481
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	2,950,000	3,409,504
PNC Funding Corp. Bank Guar. Notes 4.25% due 09/21/15	1,000,000	1,034,268
PNC Funding Corp. Bank Guar. Notes 5.13% due 02/08/20	760,000	773,802

PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	1,360,000	1,411,607
Wachovia Corp. Notes 5.75% due 02/01/18	4,020,000	4,327,803

		11,512,465

BEVERAGES-NON-ALCOHOLIC — 0.1%
Bottling Group LLC Senior Notes 5.50% due 04/01/16	760,000	849,112

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc. Company Guar. Notes 8.38% due 12/15/14	625,000	670,313

BROADCAST SERVICES/PROGRAM — 0.4%
Clear Channel Worldwide Holdings, Inc., Class A Company Guar. Notes 9.25% due 12/15/17*	150,000	160,125
Clear Channel Worldwide Holdings, Inc., Class B Company Guar. Notes 9.25% due 12/15/17*	950,000	1,017,687
Nexstar Broadcasting, Inc. Company Guar. Notes 0.50% due 01/15/14*(4)(5)	1,198,996	1,103,076
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	400,000	368,000
XM Satellite Radio, Inc. Senior Sec. Notes 11.25% due 06/15/13*	125,000	137,188
XM Satellite Radio, Inc. Senior Notes 13.00% due 08/01/13*	1,175,000	1,333,625

		4,119,701

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.4%
Building Materials Corp. of America Company Guar. Notes 7.50% due 03/15/20*	400,000	399,000
Interline Brands, Inc. Senior Sub. Notes 8.13% due 06/15/14	1,025,000	1,028,844
Louisiana Pacific Corp. Senior Notes 8.88% due 08/15/10	1,210,000	1,222,100
Nortek, Inc. Senior Sec. Notes 11.00% due 12/01/13	675,000	729,000
Ply Gem Industries, Inc. Senior Notes 11.75% due 06/15/13	700,000	744,625

		4,123,569

BUILDING & CONSTRUCTION-MISC. — 0.1%
Esco Corp. Senior Notes 8.63% due 12/15/13*	975,000	1,009,125

BUILDING PRODUCTS-AIR & HEATING — 0.2%
Goodman Global Group, Inc. Senior Disc. Notes zero coupon due 12/15/14*	1,475,000	899,750
Goodman Global, Inc. Company Guar. Notes 13.50% due 02/15/16	700,000	787,500

		1,687,250

BUILDING PRODUCTS-WOOD — 0.5%
Masco Corp. Senior Bonds 4.80% due 06/15/15	5,500,000	5,443,289

CABLE/SATELLITE TV — 1.5%
CCH II LLC/CCH II Capital Corp. Senior Notes 13.50% due 11/30/16	531,699	643,356
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.88% due 04/30/18*	225,000	228,938
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 8.13% due 04/30/20*	150,000	153,375
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	748,000	837,665
Comcast Holdings Corp. Company Guar. Notes 10.63% due 07/15/12	250,000	293,523
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	5,335,000	5,836,047
COX Communications, Inc. Notes 7.13% due 10/01/12	1,950,000	2,188,048
DISH DBS Corp. Company Guar. Notes 6.63% due 10/01/14	1,300,000	1,313,000
Rainbow National Services LLC Senior Sub. Debentures 10.38% due 09/01/14*	1,353,000	1,420,650
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	1,710,000	1,848,317
Time Warner Cable, Inc. Company Guar. Notes 8.75% due 02/14/19	490,000	613,970

		15,376,889

Capacitors — 0.1%
Kemet Corp. Sec. Notes 10.50% due 05/01/18*	600,000	591,750

CASINO HOTELS — 1.1%
Ameristar Casinos, Inc. Company Guar. Notes 9.25% due 06/01/14	1,175,000	1,233,750
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,500,000	1,635,000
MGM Mirage, Inc. Senior Notes 5.88% due 02/27/14	925,000	816,313
MGM Mirage, Inc. Company Guar. Notes 7.50% due 06/01/16	1,750,000	1,544,375
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20*	325,000	341,250
MGM Mirage, Inc. Senior Notes 10.38% due 05/15/14*	125,000	136,875
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17*	250,000	282,813
MGM Mirage, Inc. Senior Sec. Notes 13.00% due 11/15/13	550,000	646,250
San Pasqual Casino Development Group Notes 8.00% due 09/15/13*	825,000	801,281
Seminole Hard Rock Entertainment, Inc. Sec. Notes 2.76% due 03/15/14*(8)	1,400,000	1,251,250
Seminole Indian Tribe of Florida Bonds 7.80% due 10/01/20*	1,125,000	1,058,265
Wynn Las Vegas LLC 1st Mtg. Bonds 6.63% due 12/01/14	1,175,000	1,189,687
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 1st Mtg. Notes 7.88% due 11/01/17*	300,000	306,000

		11,243,109

CASINO SERVICES — 0.5%
American Casino & Entertainment Properties LLC Senior Notes 11.00% due 06/15/14	975,000	957,938
Herbst Gaming, Inc. Company Guar. Notes 7.00% due 11/15/14†(6)(7)(10)	625,000	625
Indianapolis Downs LLC & Capital Corp. Senior Sec. Notes 11.00% due 11/01/12*	1,725,000	1,293,750
Indianapolis Downs LLC & Capital Corp. Senior Sub. Notes 15.50% due 11/01/13*(11)	108,970	30,512
Peninsula Gaming LLC Senior Sec. Notes 8.38% due 08/15/15*	600,000	613,500
Peninsula Gaming LLC Senior Notes 10.75% due 08/15/17*	850,000	869,125
Tunica-Biloxi Gaming Authority Senior Notes 9.00% due 11/15/15*	1,150,000	1,093,937

		4,859,387

CELLULAR TELECOM — 1.2%
AT&T Mobility LLC Senior Notes 6.50% due 12/15/11	1,000,000	1,083,009
AT&T Wireless Services, Inc. Senior Notes 8.75% due 03/01/31	4,750,000	6,263,858
MetroPCS Wireless, Inc. Company Guar. Notes 9.25% due 11/01/14	2,525,000	2,619,687
Nextel Communications, Inc. Senior Notes 7.38% due 08/01/15	1,650,000	1,606,688

		11,573,242

CHEMICALS-DIVERSIFIED — 0.7%
Rohm & Haas Co. Notes 6.00% due 09/15/17	1,400,000	1,508,174
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	375,000	387,187
Solutia, Inc. Company Guar. Notes 8.75% due 11/01/17	750,000	796,875
The Dow Chemical Co. Senior Notes 8.55% due 05/15/19	3,030,000	3,702,409
Union Carbide Chemical & Plastics Co., Inc. Debentures 7.88% due 04/01/23	225,000	223,875
Union Carbide Corp. Debentures 7.50% due 06/01/25	75,000	73,875

		6,692,395

CHEMICALS-PLASTICS — 0.2%
Hexion Finance Escrow LLC/Hexion Escrow Corp. Senior Sec. Notes 8.88% due 02/01/18*	875,000	860,781

Hexion US Finance Corp. Senior Sec. Notes 9.75% due 11/15/14	800,000	826,000

		1,686,781

CHEMICALS-SPECIALTY — 1.0%
Albemarle Corp. Senior Notes 5.10% due 02/01/15	3,440,000	3,651,993
Ashland, Inc. Company Guar. Notes 9.13% due 06/01/17	250,000	285,000
Chemtura Corp. Company Guar. Notes 6.88% due 06/01/16†(6)(7)(9)(10)	1,375,000	1,560,625
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16*	1,125,000	1,023,750
Huntsman International LLC Senior Sub. Notes 8.63% due 03/15/20*	675,000	681,750
Nalco Co. Senior Sub. Notes 8.88% due 11/15/13	2,450,000	2,523,500

		9,726,618

CIRCUIT BOARDS — 0.1%
Viasystems, Inc. Senior Sec. Notes 12.00% due 01/15/15*	750,000	823,125

COATINGS/PAINT — 0.4%
RPM International, Inc. Senior Notes 6.13% due 10/15/19	1,875,000	1,973,051
RPM International, Inc. Senior Notes 6.50% due 02/15/18	2,350,000	2,480,618

		4,453,669

COMMERCE — 0.1%
GXS Worldwide, Inc. Senior Sec. Notes 9.75% due 06/15/15*	1,400,000	1,372,000

COMMERCIAL SERVICES — 0.3%
Altegrity, Inc. Company Guar. Notes 10.50% due 11/01/15*	1,050,000	1,039,500
Altegrity, Inc. Company Guar. Notes 11.75% due 05/01/16*	700,000	665,875
Ceridian Corp. Senior Notes 11.25% due 11/15/15	1,300,000	1,339,000
Live Nation Entertainment, Inc. Senior Notes 8.13% due 05/15/18*	175,000	179,812

		3,224,187

COMMERCIAL SERVICES-FINANCE — 0.3%
Global Cash Finance Corp. Senior Sub. Notes 8.75% due 03/15/12	1,150,000	1,152,875
iPayment, Inc. Company Guar. Notes 9.75% due 05/15/14	975,000	899,438
Lender Processing Services, Inc. Company Guar. Notes 8.13% due 07/01/16	1,125,000	1,199,531

		3,251,844

COMMUNICATIONS SOFTWARE — 0.1%
Aspect Software, Inc. Senior Notes 10.63% due 05/15/17*	1,000,000	1,000,000

COMPUTER SERVICES — 0.8%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,825,000	1,934,500
Stream Global Services, Inc. Senior Sec. Notes 11.25% due 10/01/14*	1,275,000	1,326,000
SunGard Data Systems, Inc. Company Guar. Notes 10.25% due 08/15/15	1,750,000	1,844,062
SunGard Data Systems, Inc. Company Guar. Notes 10.63% due 05/15/15	2,000,000	2,205,000
Unisys Corp. Senior Notes 12.50% due 01/15/16	550,000	614,625

		7,924,187

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Activant Solutions, Inc. Company Guar. Notes 9.50% due 05/01/16	1,100,000	1,058,750

CONSUMER PRODUCTS-MISC. — 0.8%
American Achievement Corp. Company Guar. Notes 16.75% due 10/01/12*	1,400,000	1,396,500
Central Garden and Pet Co. Senior Sub. Notes 8.25% due 03/01/18	1,450,000	1,482,625
Clorox Co. Senior Notes 3.55% due 11/01/15	800,000	826,728
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	2,350,000	2,402,875
Yankee Acquisition Corp. Company Guar. Notes 8.50% due 02/15/15	475,000	492,812
Yankee Acquisition Corp. Company Guar. Notes 9.75% due 02/15/17	1,750,000	1,828,750

		8,430,290

CONTAINERS-METAL/GLASS — 0.3%
Crown Americas LLC Senior Notes 7.75% due 11/15/15	1,650,000	1,711,875
Crown Americas LLC/Crown Americas Capital Corp. II Senior Notes 7.63% due 05/15/17*	225,000	234,281
Greif, Inc. Senior Notes 7.75% due 08/01/19	150,000	157,875
Owens-Brockway Glass Container, Inc. Company Guar. Notes 8.25% due 05/15/13	1,325,000	1,344,875

		3,448,906

CONTAINERS-PAPER/PLASTIC — 0.6%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18*	500,000	495,625
Berry Plastics Holding Corp. Sec. Notes 8.88% due 09/15/14	1,550,000	1,522,875
Graham Packaging Co., LP/GPC Capital Corp. I Company Guar. Notes 8.25% due 01/01/17*	750,000	758,438
Graphic Packaging International, Inc. Senior Sub. Notes 9.50% due 08/15/13	2,000,000	2,055,000
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	1,375,000	1,510,781

		6,342,719

DATA PROCESSING/MANAGEMENT — 0.4%
First Data Corp. Company Guar. Notes 9.88% due 09/24/15	1,000,000	915,000
Fiserv, Inc. Company Guar. Notes 6.80% due 11/20/17	3,120,000	3,513,969

		4,428,969

DIAGNOSTIC KITS — 0.2%
Inverness Medical Innovations, Inc. Senior Notes 7.88% due 02/01/16	950,000	935,750
Inverness Medical Innovations, Inc. Senior Sub. Notes 9.00% due 05/15/16	875,000	892,500

		1,828,250

DIRECT MARKETING — 0.2%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12(10)	725,000	514,750
Affinity Group, Inc. Senior Notes 10.88% due 02/15/12(5)(10)	386,559	154,624
Sitel LLC/Sitel Finance Corp. Senior Notes 11.50% due 04/01/18*	1,450,000	1,471,750

		2,141,124

DISTRIBUTION/WHOLESALE — 0.6%
Baker & Taylor, Inc. Company Guar. Notes 11.50% due 07/01/13*	900,000	693,000
Kar Holdings, Inc. Senior Notes 10.00% due 05/01/15	47,000	49,820
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	1,700,000	1,770,125
Nebraska Book Co., Inc. Senior Sub. Notes 8.63% due 03/15/12	1,525,000	1,464,000
SGS International, Inc. Company Guar. Notes 12.00% due 12/15/13	2,250,000	2,356,875

		6,333,820

DIVERSIFIED BANKING INSTITUTIONS — 5.4%
Bank of America Corp. Senior Notes 5.38% due 06/15/14	6,000,000	6,332,268
Bank of America Corp. Senior Notes 7.63% due 06/01/19	1,000,000	1,141,518
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	4,440,000	4,664,238
GMAC, Inc. Company Guar. Notes 6.88% due 09/15/11	2,910,000	2,960,925
GMAC, Inc. Company Guar. Notes 7.00% due 02/01/12	2,125,000	2,159,531
GMAC, Inc. Company Guar. Notes 8.00% due 03/15/20*	900,000	929,250
GMAC, Inc. Company Guar. Notes 8.00% due 11/01/31	1,412,000	1,376,700
JP Morgan Chase & Co. Sub. Notes 5.13% due 09/15/14	8,000,000	8,550,016
JP Morgan Chase & Co. Senior Notes 6.00% due 01/15/18	5,830,000	6,286,063
Morgan Stanley Notes 5.30% due 03/01/13	2,000,000	2,115,428
Morgan Stanley Senior Notes 5.95% due 12/28/17	2,130,000	2,181,569

Morgan Stanley Senior Notes 6.00% due 04/28/15	1,980,000	2,115,816
Morgan Stanley Senior Notes 6.63% due 04/01/18	3,090,000	3,276,166
Morgan Stanley Senior Notes 7.30% due 05/13/19	5,000,000	5,490,390
The Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	1,000,000	1,032,960
The Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	900,000	968,153
The Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	2,940,000	3,045,555
The Goldman Sachs Group, Inc. Notes 6.60% due 01/15/12	50,000	53,290

		54,679,836

DIVERSIFIED FINANCIAL SERVICES — 1.5%
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/17	1,750,000	1,815,625
General Electric Capital Corp. Notes 4.25% due 06/15/12	1,500,000	1,568,424
General Electric Capital Corp. Notes 5.63% due 05/01/18	7,580,000	8,031,768
ZFS Finance USA Trust I Bonds 6.15% due 12/15/65*(8)	3,650,000	3,504,000

		14,919,817

DIVERSIFIED MANUFACTURING OPERATIONS — 0.6%
Amsted Industries, Inc. Senior Notes 8.13% due 03/15/18*	350,000	350,000
Harsco Corp. Senior Notes 5.75% due 05/15/18	1,650,000	1,771,562
Ingersoll Rand Global Holding Co. Company Guar. Notes 6.88% due 08/15/18	1,610,000	1,828,780
Koppers, Inc. Company Guar. Notes 7.88% due 12/01/19*	525,000	540,750
RBS Global, Inc./Rexnord LLC Company Guar. Notes 8.50% due 05/01/18*	350,000	350,875
SPX Corp. Senior Notes 7.63% due 12/15/14	1,325,000	1,401,187

		6,243,154

DIVERSIFIED OPERATIONS — 0.6%
American Achievement Group Holding Senior Notes 16.75% due 10/01/12(5)	174,704	168,589
Express LLC / Express Finance Corp. Senior Notes 8.75% due 03/01/18*	275,000	279,813
Kansas City Southern Railway Co. Senior Notes 8.00% due 06/01/15	825,000	872,438
Kansas City Southern Railway Co. Company Guar. Notes 13.00% due 12/15/13	400,000	478,000
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC Senior Sec. Notes 7.75% due 10/15/16*	1,425,000	1,474,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Notes 8.50% due 05/15/18*	600,000	604,500
Spectrum Brands, Inc. Senior Sub. Notes 12.00% due 08/28/19(11)	1,537,000	1,638,826
Susser Holdings LLC/Susser Finance Corp. Senior Notes 8.50% due 05/15/16*	200,000	197,690

		5,714,731

DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES — 0.3%
ARAMARK Corp. Company Guar. Notes 3.75% due 02/01/15(8)	300,000	285,000
ARAMARK Corp. Company Guar. Notes 8.50% due 02/01/15	2,300,000	2,360,375

		2,645,375

ELECTRIC-DISTRIBUTION — 0.3%
Ameren Union Electric Co. Senior Notes 6.00% due 04/01/18	2,360,000	2,558,733

ELECTRIC-GENERATION — 0.4%
Edison Mission Energy Senior Notes 7.00% due 05/15/17	375,000	273,281
Edison Mission Energy Senior Notes 7.75% due 06/15/16	1,175,000	913,562

Great River Energy 1st Mtg. Bonds 5.83% due 07/01/17*	2,134,733	2,348,997

		3,535,840

ELECTRIC-INTEGRATED — 4.0%
Appalachian Power Co. Senior Notes 7.95% due 01/15/20	720,000	890,235
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/36	1,145,000	1,125,551
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	3,335,000	3,669,937
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	820,000	916,942
Consolidated Edison Co. of New York, Inc. Senior Notes 6.65% due 04/01/19	1,525,000	1,780,259
Dominion Resources, Inc Senior Notes 5.95% due 06/15/35	1,500,000	1,564,211
Duke Energy Indiana, Inc. 1st Mtg. Bonds 6.35% due 08/15/38	460,000	517,201
Exelon Generation Co. LLC Notes 5.35% due 01/15/14	1,000,000	1,085,533
FirstEnergy Solutions Corp. Company Guar. Notes 4.80% due 02/15/15	2,990,000	3,094,103
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21	2,340,000	2,370,090
FPL Energy National Wind Portfolio LLC Sec. Notes 6.13% due 03/25/19*	344,933	332,922
FPL Group Capital, Inc. Company Guar. Notes 7.88% due 12/15/15	280,000	341,248
KCP&L Greater Missouri Operations Co. Senior Notes 11.88% due 07/01/12	880,000	1,033,117
Midamerican Energy Holdings Co. Senior Notes 5.95% due 05/15/37	4,750,000	4,840,659
Pacific Gas & Electric Co. Senior Notes 4.80% due 03/01/14	1,000,000	1,079,860
PPL Energy Supply LLC Senior Notes 6.00% due 12/15/36	1,540,000	1,456,193
Progress Energy, Inc. Senior Notes 7.05% due 03/15/19	1,550,000	1,785,772
PSEG Power LLC Senior Notes 2.50% due 04/15/13*	1,360,000	1,364,258
PSEG Power LLC Company Guar. Notes 7.75% due 04/15/11	1,000,000	1,062,034
PSI Energy, Inc. Senior Notes 6.05% due 06/15/16	2,335,000	2,606,724
Sierra Pacific Resources Senior Notes 6.75% due 08/15/17	725,000	742,828
Texas Competitive Electric Holdings Co. LLC Company Guar. Notes, Series A 10.25% due 11/01/15	2,875,000	2,156,250
Virginia Electric & Power Co. Senior Notes 5.00% due 06/30/19	810,000	851,795
Westar Energy, Inc. 1st Mtg. Bonds 5.88% due 07/15/36	860,000	859,457
Westar Energy, Inc. 1st Mtg. Bonds 6.00% due 07/01/14	2,000,000	2,225,160

		39,752,339

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.3%
Advanced Micro Devices, Inc. Senior Notes 8.13% due 12/15/17*	800,000	824,000
Freescale Semiconductor, Inc. Company Guar. Notes 8.88% due 12/15/14	525,000	517,125
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(11)	775,804	773,864
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	975,000	1,014,000

		3,128,989

ELECTRONIC CONNECTORS — 0.1%
Thomas & Betts Corp. Senior Notes 5.63% due 11/15/21	960,000	981,651

ELECTRONIC FORMS — 0.3%
Adobe Systems, Inc. Senior Notes 3.25% due 02/01/15	2,740,000	2,771,178

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.2%
Sensus Metering Systems, Inc. Senior Sub. Notes 8.63% due 12/15/13	1,575,000	1,596,656

ELECTRONICS-MILITARY — 0.3%
L-3 Communications Corp. Company Guar. Notes 6.13% due 07/15/13	725,000	735,875
L-3 Communications Corp. Company Guar. Notes 6.13% due 01/15/14	1,100,000	1,119,250
L-3 Communications Corp. Company Guar. Notes 6.38% due 10/15/15	875,000	895,781

		2,750,906

ENGINES-INTERNAL COMBUSTION — 0.1%
Briggs & Stratton Corp. Company Guar. Notes 8.88% due 03/15/11	960,000	1,003,200

ENTERPRISE SOFTWARE/SERVICE — 0.2%
BMC Software, Inc. Senior Notes 7.25% due 06/01/18	1,175,000	1,364,868
JDA Software Group, Inc. Senior Notes 8.00% due 12/15/14*	350,000	366,625
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18*	350,000	357,438

		2,088,931

FINANCE-AUTO LOANS — 1.7%
American Honda Finance Corp. Notes 4.63% due 04/02/13*	2,860,000	3,043,346
Ford Motor Credit Co. LLC Senior Notes 7.00% due 04/15/15	925,000	940,671
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	1,025,000	1,092,541
Ford Motor Credit Co. LLC Senior Notes 8.13% due 01/15/20	950,000	1,006,508
Ford Motor Credit Co. LLC Senior Notes 9.88% due 08/10/11	3,925,000	4,153,584
Nissan Motor Acceptance Corp. Senior Notes 4.50% due 01/30/15*	4,570,000	4,614,178
Nissan Motor Acceptance Corp. Senior Notes 5.63% due 03/14/11*	2,210,000	2,292,329

		17,143,157

FINANCE-COMMERCIAL — 0.6%
Football Trust V Pass Through Certs. 5.35% due 10/05/20*(10)	2,400,000	2,436,132
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	1,910,000	1,988,829
Textron Financial Corp. Junior Sub. Bonds 6.00% due 02/15/67*(8)	2,400,000	1,950,000

		6,374,961

FINANCE-CONSUMER LOANS — 0.9%
HSBC Finance Capital Trust IX Company Guar. Bonds 5.91% due 11/30/35(8)	3,700,000	3,376,250
HSBC Finance Corp. Notes 5.00% due 06/30/15	5,570,000	5,882,577

		9,258,827

FINANCE-CREDIT CARD — 1.6%
American Express Co. Senior Notes 4.88% due 07/15/13	1,600,000	1,709,131
American Express Co. Senior Notes 8.13% due 05/20/19	2,330,000	2,853,763
American Express Credit Corp. Senior Notes 5.13% due 08/25/14	1,500,000	1,612,828
American Express Credit Corp. Senior Notes 5.88% due 05/02/13	4,220,000	4,613,726
Capital One Bank USA NA Sub. Notes 8.80% due 07/15/19	3,250,000	3,985,303
MBNA Corp. Senior Notes 7.50% due 03/15/12	1,000,000	1,083,933

		15,858,684

FINANCE-INVESTMENT BANKER/BROKER — 1.7%
Goldman Sachs Capital I Company Guar. Notes 6.35% due 02/15/34	1,500,000	1,342,324
Jefferies Group, Inc. Senior Notes 8.50% due 07/15/19	3,870,000	4,398,239
Lehman Brothers Holdings, Inc. Bonds 7.88% due 08/15/10†(6)(7)	4,250,000	935,000
Raymond James Financial, Inc. Senior Notes 8.60% due 08/15/19	2,650,000	3,107,340
TD Ameritrade Holding Corp. Company Guar. Notes 4.15% due 12/01/14	2,950,000	3,012,915
The Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	3,810,000	4,395,281

		17,191,099

FINANCE-OTHER SERVICES — 0.9%
Cantor Fitzgerald LP Bonds 7.88% due 10/15/19*	2,200,000	2,231,513

CME Group Index Services LLC Company Guar. Notes 4.40% due 03/15/18*	1,240,000	1,233,687
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Senior Notes 8.00% due 01/15/18*	1,175,000	1,139,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 9.25% due 04/01/15*	250,000	260,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 9.25% due 04/01/15	825,000	858,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 10.63% due 04/01/17	1,175,000	1,263,125
The NASDAQ OMX Group, Inc. Senior Notes 4.00% due 01/15/15	1,830,000	1,846,225

		8,832,300

FINANCIAL GUARANTEE INSURANCE — 0.0%
MBIA, Inc. Debentures 6.63% due 10/01/28	250,000	162,441

FOOD-CANNED — 0.0%
TreeHouse Foods, Inc. Senior Notes 7.75% due 03/01/18	175,000	182,438

FOOD-DAIRY PRODUCTS — 0.2%
Dean Foods Co. Company Guar. Notes 7.00% due 06/01/16	1,900,000	1,862,000

FOOD-MEAT PRODUCTS — 0.2%
Smithfield Foods, Inc. Senior Notes 7.75% due 05/15/13	675,000	685,125
Smithfield Foods, Inc. Senior Notes 7.75% due 07/01/17	1,100,000	1,087,625
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	425,000	477,063

		2,249,813

FOOD-MISC. — 1.3%
B&G Foods, Inc. Company Guar. Notes 7.63% due 01/15/18	625,000	642,188
Del Monte Corp. Company Guar. Notes 6.75% due 02/15/15	600,000	617,250
General Mills, Inc. Notes 5.70% due 02/15/17	2,370,000	2,639,777
Kraft Foods, Inc. Notes 5.25% due 10/01/13	2,500,000	2,708,740
Kraft Foods, Inc. Senior Notes 6.13% due 02/01/18	510,000	563,363
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	2,510,000	2,701,189
M-Foods Holdings, Inc. Senior Notes 9.75% due 10/01/13*	775,000	801,156
Michael Foods, Inc. Senior Sub. Notes 8.00% due 11/15/13	1,700,000	1,736,125
Ralcorp Holdings, Inc. Senior Notes 6.63% due 08/15/39*	1,030,000	1,029,201

		13,438,989

FOOD-RETAIL — 0.1%
Jitney-Jungle Stores of America, Inc. Company Guar. Notes 10.38% due 09/15/07†(1)(9)(10)	125,000	0
The Kroger Co. Senior Notes 6.90% due 04/15/38	1,290,000	1,487,063

		1,487,063

FORESTRY — 0.2%
Weyerhaeuser Co. Senior Notes 7.38% due 03/15/32	2,175,000	2,190,321

GAMBLING (NON-HOTEL) — 0.4%
Great Canadian Gaming Corp. Company Guar. Notes 7.25% due 02/15/15*	1,450,000	1,437,313
Jacobs Entertainment, Inc. Company Guar. Bonds 9.75% due 06/15/14	1,425,000	1,362,656
Pinnacle Entertainment, Inc. Senior Sub. Notes 8.75% due 05/15/20*	200,000	199,750
Shingle Springs Tribal Gaming Authority Senior Notes 9.38% due 06/15/15*	675,000	573,750

		3,573,469

GAS-DISTRIBUTION — 0.6%
Atmos Energy Corp. Senior Notes 5.13% due 01/15/13	1,510,000	1,619,182
Atmos Energy Corp. Senior Notes 8.50% due 03/15/19	230,000	288,711

Sempra Energy Senior Notes 6.00% due 10/15/39	1,170,000	1,197,951
Sempra Energy Senior Notes 6.50% due 06/01/16	2,230,000	2,535,430

		5,641,274

GOLD MINING — 0.3%
Newmont Mining Corp. Company Guar. Notes 5.88% due 04/01/35	2,960,000	2,959,118

GOLF — 0.0%
True Temper Sports, Inc. Company Guar. Notes 8.38% due 09/15/11†(1)(9)(10)	450,000	0

HEALTH CARE COST CONTAINMENT — 0.2%
Viant Holdings, Inc. Company Guar. Notes 10.13% due 07/15/17*	1,780,000	1,788,900

HOME FURNISHINGS — 0.4%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15*	1,125,000	1,195,312
Norcraft Holdings LP/Norcraft Capital Corp. Senior Notes 9.75% due 09/01/12(4)	364,000	344,435
Sealy Mattress Co. Senior Sub. Notes 8.25% due 06/15/14	1,700,000	1,717,000
Sealy Mattress Co. Senior Sec. Notes 10.88% due 04/15/16*	517,000	589,380

		3,846,127

HOTEL/MOTELS — 0.1%
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	1,470,000	1,463,860

HOUSEWARES — 0.0%
Libbey Glass, Inc. Senior Sec. Notes 10.00% due 02/15/15*	350,000	369,688

INDEPENDENT POWER PRODUCERS — 0.2%
NRG Energy, Inc. Company Guar. Notes 7.25% due 02/01/14	1,425,000	1,444,594
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	1,000,000	990,000

		2,434,594

INSTRUMENTS-SCIENTIFIC — 0.3%
Thermo Electron Corp. Senior Notes 5.00% due 06/01/15	2,584,000	2,776,190

INSURANCE-LIFE/HEALTH — 1.6%
Aflac, Inc. Senior Notes 8.50% due 05/15/19	2,380,000	2,915,879
Pacific Life Corp. Bonds 6.60% due 09/15/33*	2,700,000	2,657,480
Pacific Life Global Funding Notes 5.15% due 04/15/13*	2,350,000	2,485,297
Prudential Financial, Inc. Notes 4.75% due 09/17/15	2,200,000	2,283,461
Prudential Financial, Inc. Senior Notes 5.15% due 01/15/13	1,790,000	1,905,333
Prudential Financial, Inc. Senior Notes 5.80% due 06/15/12	1,000,000	1,072,215
Prudential Financial, Inc. Notes 6.63% due 12/01/37	2,130,000	2,348,257

		15,667,922

INSURANCE-MULTI-LINE — 0.9%
CNA Financial Corp. Senior Notes 6.00% due 08/15/11	1,050,000	1,086,373
CNA Financial Corp. Notes 6.50% due 08/15/16	410,000	423,876
CNA Financial Corp. Senior Notes 7.35% due 11/15/19	810,000	864,947
Horace Mann Educators Corp. Senior Notes 6.85% due 04/15/16	830,000	852,149
MetLife, Inc. Senior Notes 6.75% due 06/01/16	3,100,000	3,525,732
MetLife, Inc. Junior Sub. Notes 10.75% due 08/01/69	900,000	1,159,518
Nationwide Mutual Insurance Co. Notes 9.38% due 08/05/39*	1,100,000	1,315,806
USF&G Capital II Company Guar. Notes 8.31% due 07/01/46*	250,000	274,161

		9,502,562

INSURANCE-MUTUAL — 1.0%
Liberty Mutual Group, Inc. Notes 5.75% due 03/15/14*	3,600,000	3,746,164

Massachusetts Mutual Life Insurance Co. Notes 8.88% due 06/01/39*	3,350,000	4,476,555
New York Life Insurance Co. Sub. Notes 6.75% due 11/15/39*	420,000	478,202
Union Central Life Insurance Notes 8.20% due 11/01/26*	1,250,000	1,241,180

		9,942,101

INSURANCE-PROPERTY/CASUALTY — 0.5%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	2,050,000	2,253,915
ACE INA Holdings, Inc. Company Guar. Notes 5.70% due 02/15/17	1,510,000	1,634,213
Travelers Cos., Inc. Senior Notes 5.50% due 12/01/15	775,000	851,169
Travelers Cos., Inc. Jr. Sub. Debentures 6.25% due 03/15/37(8)	725,000	713,021

		5,452,318

INSURANCE-REINSURANCE — 0.6%
Berkshire Hathaway Finance Corp. Company Guar. Notes 4.85% due 01/15/15	5,925,000	6,457,272

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.7%
Blackrock, Inc. Senior Notes 6.25% due 09/15/17	5,390,000	6,020,830
Eaton Vance Corp. Senior Notes 6.50% due 10/02/17	1,550,000	1,724,606
FMR Corp. Bonds 7.57% due 06/15/29*	2,200,000	2,513,368
FMR LLC Senior Notes 5.35% due 11/15/21*	1,260,000	1,266,534
FMR LLC Notes 7.49% due 06/15/19*	400,000	463,802
Janus Capital Group, Inc. Notes 6.25% due 06/15/12	750,000	776,695
Janus Capital Group, Inc. Notes 6.70% due 06/15/17	1,450,000	1,477,190
Nuveen Investments, Inc. Senior Notes 5.00% due 09/15/10	430,000	430,000
Nuveen Investments, Inc. Senior Notes 5.50% due 09/15/15	430,000	346,150
Nuveen Investments, Inc. Company Guar. Notes 10.50% due 11/15/15	2,500,000	2,500,000

		17,519,175

MACHINERY-ELECTRICAL — 0.1%
Baldor Electric Co. Senior Notes 8.63% due 02/15/17	950,000	1,004,625

MACHINERY-GENERAL INDUSTRIAL — 0.3%
Roper Industries, Inc. Senior Notes 6.25% due 09/01/19	290,000	310,916
Roper Industries, Inc. Senior Notes 6.63% due 08/15/13	2,660,000	2,988,901

		3,299,817

MACHINERY-THERMAL PROCESS — 0.1%
Cleaver-Brooks, Inc. Senior Sec. Notes 12.25% due 05/01/16*	700,000	707,000

MEDICAL INSTRUMENTS — 0.4%
Accellent, Inc. Company Guar. Notes 10.50% due 12/01/13	875,000	881,562
Boston Scientific Corp. Senior Notes 4.50% due 01/15/15	1,500,000	1,471,263
Boston Scientific Corp. Senior Notes 6.00% due 01/15/20	1,400,000	1,383,595

		3,736,420

MEDICAL LABS & TESTING SERVICES — 0.1%
Quest Diagnostics, Inc. Company Guar. Notes 4.75% due 01/30/20	450,000	448,533
Quest Diagnostics, Inc. Company Guar. Notes 5.75% due 01/30/40	440,000	427,680

		876,213

MEDICAL PRODUCTS — 0.8%
LVB Acquisition Holding LLC Company Guar. Notes 11.63% due 10/15/17	3,000,000	3,360,000
Universal Hospital Services, Inc. Senior Sec. Notes 3.86% due 06/01/15(8)	300,000	256,500
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(11)	1,600,000	1,588,000
VWR Funding, Inc. Company Guaranteed Notes 10.25% due 07/15/15(11)	2,414,218	2,547,000

Zimmer Holdings, Inc. Senior Notes 5.75% due 11/30/39	600,000	605,089

		8,356,589

MEDICAL-BIOMEDICAL/GENE — 0.3%
Bio-Rad Laboratories, Inc. Senior Sub. Notes 6.13% due 12/15/14	600,000	606,000
Life Technologies Corp. Senior Notes 6.00% due 03/01/20	2,230,000	2,346,317

		2,952,317

MEDICAL-HMO — 0.6%
Aetna, Inc. Senior Notes 5.75% due 06/15/11	810,000	848,424
CIGNA Corp. Senior Notes 6.35% due 03/15/18	1,635,000	1,789,195
UnitedHealth Group, Inc. Senior Notes 6.00% due 02/15/18	900,000	975,005
WellPoint, Inc. Senior Notes 5.85% due 01/15/36	760,000	751,954
WellPoint, Inc. Bonds 6.80% due 08/01/12	1,800,000	1,992,139

		6,356,717

MEDICAL-HOSPITALS — 1.2%
HCA, Inc. Senior Notes 7.50% due 11/06/33	625,000	568,750
HCA, Inc. Senior Sec. Notes 9.63% due 11/15/16(11)	7,187,000	7,815,862
United Surgical Partners Company Guar. Notes 9.25% due 05/01/17(11)	2,325,000	2,441,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co II, Inc. Company Guar. Notes 8.00% due 02/01/18*	1,425,000	1,410,750

		12,236,612

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.2%
CRC Health Corp. Company Guar. Notes 10.75% due 02/01/16	1,200,000	1,143,000
National Mentor Holdings, Inc. Company Guar. Notes 11.25% due 07/01/14	1,325,000	1,325,000

		2,468,000

METAL PROCESSORS & FABRICATION — 0.4%
Hawk Corp. Senior Notes 8.75% due 11/01/14	200,000	199,750
Worthington Industries, Inc. Senior Notes 6.50% due 04/15/20	3,550,000	3,692,082

		3,891,832

METAL-ALUMINUM — 0.1%
Alcoa, Inc. Notes 5.55% due 02/01/17	1,470,000	1,488,147

METAL-COPPER — 0.1%
Southern Copper Corp. Senior Notes 6.75% due 04/16/40	950,000	957,529

MISCELLANEOUS MANUFACTURING — 0.3%
Reddy Ice Corp. Senior Notes 11.25% due 03/15/15*	725,000	772,125
Reddy Ice Corp. Senior Sec. Notes 13.25% due 11/01/15*	1,758,000	1,819,530

		2,591,655

MULTIMEDIA — 1.1%
NBC Universal, Inc. Notes 5.15% due 04/30/20*	1,100,000	1,112,838
NBC Universal, Inc. Notes 6.40% due 04/30/40*	1,125,000	1,161,710
News America Holdings, Inc. Company Guar. Bonds 8.00% due 10/17/16	650,000	787,973
News America Holdings, Inc. Company Guar. Notes 9.25% due 02/01/13	1,000,000	1,176,149
News America, Inc. Company Guar. Bonds 7.63% due 11/30/28	1,000,000	1,128,320
Time Warner, Inc. Company Guar. Notes 5.50% due 11/15/11	2,600,000	2,757,017
Time Warner, Inc. Company Guar. Notes 6.20% due 03/15/40	1,500,000	1,518,706
Time Warner, Inc. Company Guar. Notes 6.88% due 05/01/12	1,000,000	1,100,429

		10,743,142

NON-HAZARDOUS WASTE DISPOSAL — 0.4%
Browning-Ferris Industries, Inc. Debentures 9.25% due 05/01/21	225,000	276,842
Republic Services, Inc. Senior Notes 5.50% due 09/15/19*	1,000,000	1,049,838

Republic Services, Inc. Senior Notes 6.75% due 08/15/11	900,000	956,265
Waste Management, Inc. Company Guar. Notes 7.38% due 03/11/19	1,150,000	1,365,036

		3,647,981

OFFICE SUPPLIES & FORMS — 0.1%
Avery Dennison Corp. Senior Notes 5.38% due 04/15/20	890,000	918,685

OIL & GAS DRILLING — 0.1%
Nabors Industries, Inc. Company Guar. Notes 9.25% due 01/15/19	990,000	1,252,352

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.8%
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15*	1,150,000	1,178,750
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 01/15/16	3,700,000	3,690,750
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	350,000	383,688
Denbury Resources, Inc. Company Guar. Notes 9.75% due 03/01/16	525,000	580,125
Forest Oil Corp. Company Guar. Bonds 7.25% due 06/15/19	1,125,000	1,141,875
Forest Oil Corp. Company Guar. Notes 8.50% due 02/15/14	300,000	318,750
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	1,125,000	1,125,000
Linn Energy LLC Company Guar. Notes 11.75% due 05/15/17	600,000	684,000
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20*	600,000	622,500
Mariner Energy, Inc. Company Guar. Notes 8.00% due 05/15/17	1,470,000	1,620,675
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 12/15/15	800,000	840,000
Pemex Project Funding Master Trust Company Guar. Notes 9.13% due 10/13/10	2,250,000	2,340,000
Plains Exploration & Production Co. Company Guar. Notes 7.75% due 06/15/15	1,325,000	1,354,812
Sandridge Energy, Inc. Senior Notes 8.00% due 06/01/18*	975,000	957,938
XTO Energy, Inc. Senior Notes 6.38% due 06/15/38	440,000	509,417
XTO Energy, Inc. Senior Notes 6.75% due 08/01/37	605,000	726,660

		18,074,940

OIL FIELD MACHINERY & EQUIPMENT — 0.1%
Complete Production Services, Inc. Company Guar. Notes 8.00% due 12/15/16	900,000	920,250
Thermon Industries, Inc. Company Guar. Notes 9.50% due 05/01/17*	200,000	204,000

		1,124,250

OIL REFINING & MARKETING — 0.7%
Coffeyville Resources LLC Senior Sec. Notes 10.88% due 04/01/17*	800,000	816,000
Reliance Industries, Ltd. Notes 8.25% due 01/15/27*	500,000	548,439
Valero Energy Corp. Senior Notes 7.50% due 04/15/32	1,540,000	1,661,889
Valero Energy Corp. Senior Notes 9.38% due 03/15/19	3,340,000	4,097,238

		7,123,566

OIL-FIELD SERVICES — 0.1%
Aquilex Holdings LLC/Aquilex Finance Corp. Senior Notes 11.13% due 12/15/16*	600,000	651,000
Basic Energy Services, Inc. Company Guar. Notes 7.13% due 04/15/16	800,000	710,000

		1,361,000

OPTICAL SUPPLIES — 0.1%
Bausch & Lomb, Inc. Senior Notes 9.88% due 11/01/15	950,000	1,003,438

PAPER & RELATED PRODUCTS — 0.8%
Boise Paper Holdings LLC Company Guar. Notes 8.00% due 04/01/20*	575,000	592,250
Boise Paper Holdings LLC Senior Notes 9.00% due 11/17/17*	700,000	750,750
Clearwater Paper Corp. Senior Notes 10.63% due 06/15/16*	250,000	277,500

Georgia-Pacific LLC Company Guar. Notes 8.25% due 05/01/16*	1,550,000	1,697,250
International Paper Co. Senior Notes 7.30% due 11/15/39	1,500,000	1,663,037
International Paper Co. Senior Notes 7.50% due 08/15/21	1,020,000	1,198,101
NewPage Corp. Senior Sec. Notes 11.38% due 12/31/14	350,000	359,625
Pope & Talbot, Inc. Debentures 8.38% due 06/01/13†(6)(7)(10)	250,000	25
Westvaco Corp. Debentures 7.65% due 03/15/27	1,200,000	1,183,956

		7,722,494

PHARMACY SERVICES — 0.4%
BioScrip, Inc. Senior Notes 10.25% due 10/01/15*	275,000	281,875
Express Scripts, Inc. Senior Notes 5.25% due 06/15/12	1,740,000	1,863,641
Omnicare, Inc. Company Guar. Notes 6.88% due 12/15/15	1,700,000	1,700,000

		3,845,516

PHYSICAL THERAPY/REHABILITATION CENTERS — 0.0%
Psychiatric Solutions, Inc. Senior Sub. Notes 7.75% due 07/15/15*	175,000	178,500

PIPELINES — 2.4%
Consolidated Natural Gas Co. Senior Notes 5.00% due 12/01/14	880,000	947,207
Crosstex Energy/Crosstex Energy Finance Corp. Senior Notes 8.88% due 02/15/18*	975,000	1,014,000
Dynegy Holdings, Inc. Senior Bonds 7.75% due 06/01/19	1,125,000	900,000
El Paso Energy Corp. Senior Notes 7.80% due 08/01/31	1,075,000	1,072,700
Enterprise Products Operating LLC Company Guar. Notes 4.60% due 08/01/12	500,000	527,888
Enterprise Products Operating LLC Company Guar. Notes 9.75% due 01/31/14	3,370,000	4,129,352
Holly Energy Partners LP Company Guar. Notes 6.25% due 03/01/15	1,400,000	1,330,000
Kinder Morgan Energy Partners Senior Notes 5.85% due 09/15/12	1,000,000	1,087,380
Kinder Morgan Energy Partners LP Senior Notes 5.80% due 03/15/35	2,540,000	2,471,392
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Senior Notes 8.75% due 04/15/18	1,625,000	1,683,906
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 8.38% due 12/15/13	1,975,000	2,039,188
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	700,000	710,500
Spectra Energy Capital LLC Senior Notes 6.25% due 02/15/13	3,005,000	3,286,965
Williams Partners LP Senior Bonds 5.25% due 03/15/20*	2,720,000	2,797,656

		23,998,134

POWER CONVERTER/SUPPLY EQUIPMENT — 0.2%
Hubbell, Inc. Senior Notes 5.95% due 06/01/18	2,160,000	2,249,700

PUBLISHING-PERIODICALS — 0.4%
Idearc, Inc. Company Guar. Notes 8.00% due 11/15/16(1)	1,275,000	19,125
MediMedia USA, Inc. Senior Sub. Notes 11.38% due 11/15/14*	1,750,000	1,649,375
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 11.50% due 05/01/16	550,000	624,250
Nielsen Finance LLC/Nielsen Finance Co. Senior Notes 11.63% due 02/01/14	1,300,000	1,475,500
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Bonds 12.50% due 08/01/16(4)	575,000	557,750

		4,326,000

QUARRYING — 0.0%
Compass Minerals International, Inc. Senior Notes 8.00% due 06/01/19*	425,000	442,531

RACETRACKS — 0.2%
Penn National Gaming, Inc. Senior Sub. Notes 6.75% due 03/01/15	1,075,000	1,069,625
Yonkers Racing Corp. Senior Sec. Notes 11.38% due 07/15/16*	625,000	684,375

		1,754,000

RADIO — 0.1%
Sirius XM Radio, Inc. Company Guar. Notes 8.75% due 04/01/15*	550,000	561,000

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Boston Properties LP Senior Notes 5.88% due 10/15/19	3,000,000	3,181,368
Equity One, Inc. Company Guar. Notes 6.00% due 09/15/17	910,000	892,668
Equity One, Inc. Company Guar. Notes 6.25% due 12/15/14	1,500,000	1,570,756
Health Care REIT, Inc. Senior Notes 6.13% due 04/15/20	1,750,000	1,806,002
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	550,000	552,750
Host Hotels & Resorts LP Senior Notes 6.88% due 11/01/14	1,075,000	1,092,469
Host Hotels & Resorts LP Senior Notes 7.13% due 11/01/13	500,000	508,750
Liberty Property LP Senior Notes 6.63% due 10/01/17	1,300,000	1,358,309
ProLogis Senior Notes 5.50% due 04/01/12	980,000	1,011,721
ProLogis Senior Sec. Notes 6.88% due 03/15/20	940,000	930,718
ProLogis Senior Notes 7.63% due 08/15/14	1,460,000	1,612,484
Simon Property Group LP Notes 4.88% due 08/15/10	500,000	504,017
Simon Property Group LP Senior Notes 6.13% due 05/30/18	1,400,000	1,505,395
Simon Property Group LP Senior Notes 6.75% due 05/15/14	2,025,000	2,262,958
Ventas Realty LP / Ventas Capital Corp. Company Guar. Notes 6.50% due 06/01/16	575,000	593,688
Ventas Realty LP / Ventas Capital Corp. Company Guar. Notes 6.75% due 04/01/17	675,000	694,406

		20,078,459

REAL ESTATE MANAGEMENT/SERVICES — 0.2%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	1,540,000	1,647,432

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.0%
Susa Partnership LP Notes 8.20% due 06/01/17	250,000	295,016

RECYCLING — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(6)(7)	250,000	1,050
Aleris International, Inc. Company Guar. Notes 10.00% due 12/15/16†(6)(7)	450,000	2,250

		3,300

RENTAL AUTO/EQUIPMENT — 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18*	325,000	351,000
Erac USA Finance Co. Company Guar. Notes 6.38% due 10/15/17*	2,680,000	2,993,196
RSC Equipment Rental, Inc. Notes 9.50% due 12/01/14	1,050,000	1,078,875
RSC Equipment Rental, Inc. Senior Sec. Notes 10.00% due 07/15/17*	325,000	354,250
The Hertz Corp. Company Guar. Notes 8.88% due 01/01/14	1,100,000	1,135,750
The Hertz Corp. Company Guar. Notes 10.50% due 01/01/16	600,000	643,500

		6,556,571

RESORT/THEME PARKS — 0.0%
HRP Myrtle Beach Operations LLC Sec. Notes 7.38% due 04/01/12†*(1)(6)(7)(10)	475,000	0

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	1,000,000	1,110,000
Phillips-Van Heusen Corp. Senior Notes 7.38% due 05/15/20	100,000	102,500

		1,212,500

RETAIL-AUTOMOBILE — 0.1%
Penske Auto Group, Inc. Company Guar. Notes 7.75% due 12/15/16	1,300,000	1,274,000

RETAIL-BOOKSTORES — 0.1%
Nebraska Book Co., Inc. Senior Sec. Notes 10.00% due 12/01/11	675,000	698,625

RETAIL-CONSUMER ELECTRONICS — 0.2%
Best Buy Co., Inc. Senior Notes 6.75% due 07/15/13	2,140,000	2,394,253

RETAIL-DISCOUNT — 0.3%
Costco Wholesale Corp. Senior Notes 5.30% due 03/15/12	565,000	606,574
Dollar General Corp. Company Guar. Notes 11.88% due 07/15/17(11)	1,650,000	1,938,750

		2,545,324

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 5.30% due 01/11/27*	651,680	625,280

RETAIL-MAIL ORDER — 0.1%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	575,000	589,375

RETAIL-OFFICE SUPPLIES — 0.0%
U.S. Office Products Co. Senior Notes 9.75% due 06/15/30†(1)(10)	300,000	0

RETAIL-PERFUME & COSMETICS — 0.2%
Sally Holdings LLC Company Guar. Notes 10.50% due 11/15/16	1,925,000	2,112,688

RETAIL-PETROLEUM PRODUCTS — 0.4%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. Senior Notes 7.13% due 05/20/16	2,000,000	2,045,000
Inergy LP/ Inergy Finance Corp. Senior Notes 6.88% due 12/15/14	2,125,000	2,125,000

		4,170,000

RETAIL-PROPANE DISTRIBUTION — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 7.38% due 03/15/20	650,000	663,000

RETAIL-REGIONAL DEPARTMENT STORES — 0.3%
JC Penney Corp., Inc. Senior Notes 5.75% due 02/15/18	875,000	927,500
JC Penney Corp., Inc. Senior Notes 7.40% due 04/01/37	875,000	916,562
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	375,000	356,250
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 01/15/32	325,000	307,938
Macy’s Retail Holdings, Inc. Company Guar. Notes 7.00% due 02/15/28	275,000	262,625

		2,770,875

RETAIL-RESTAURANTS — 0.2%
Dave & Buster’s, Inc. Company Guar. Notes 11.25% due 03/15/14	800,000	838,000
NPC International, Inc. Company Guar. Notes 9.50% due 05/01/14	1,425,000	1,442,812

		2,280,812

RETAIL-TOY STORES — 0.2%
Toys “R” Us Property Co. I LLC Company Guar. Notes 10.75% due 07/15/17*	1,575,000	1,789,594

SAVINGS & LOANS/THRIFTS — 0.2%
Astoria Financial Corp. Notes 5.75% due 10/15/12	1,700,000	1,732,283

SCHOOLS — 0.4%
Boston University Notes 7.63% due 07/15/97	2,000,000	2,190,162
Knowledge Learning Corp. Company Guar. Notes 7.75% due 02/01/15*	1,375,000	1,313,125

		3,503,287

SEMICONDUCTOR EQUIPMENT — 0.3%
KLA Tencor Corp. Senior Notes 6.90% due 05/01/18	2,640,000	2,919,436

SOAP & CLEANING PREPARATION — 0.1%
JohnsonDiversey Holdings, Inc. Senior Notes 10.50% due 05/15/20*	950,000	1,056,875

JohnsonDiversey, Inc. Senior Notes 8.25% due 11/15/19*	375,000	393,750

		1,450,625

SPECIAL PURPOSE ENTITIES — 2.6%
AAC Group Holding Corp. Senior Notes 10.25% due 10/01/12*(4)	1,225,000	1,234,187
Army Hawaii Family Housing Trust Bonds 5.52% due 06/15/50*	790,000	673,791
Camp Pendleton & Quantico Housing LLC Bonds 5.57% due 10/01/50*	1,630,000	1,382,012
Capital One Capital IV Company Guar. Bonds 6.75% due 02/17/37(8)	2,980,000	2,652,200
Capital One Capital V Company Guar. Notes 10.25% due 08/15/39	350,000	420,000
Capital One Capital VI Company Guar. Notes 8.88% due 05/15/40	2,850,000	3,164,426
City National Capital Trust I Company Guar. Notes 9.63% due 02/01/40	4,880,000	5,471,495
Crown Castle Towers LLC Senior Sec. Notes 5.50% due 01/15/37*	5,650,000	5,918,189
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	1,200,000	1,200,000
Fresenius U.S. Finance II Senior Notes 9.00% due 07/15/15*	475,000	534,375
Midwest Gaming Borrower LLC / Midwest Finance Corp. Senior Sec. Notes 11.63% due 04/15/16*	400,000	411,000
Nalco Finance Holdings, Inc. Senior Notes 9.00% due 02/01/14(4)	183,000	188,490
NBC Acquisition Corp. Senior Notes 11.00% due 03/15/13(4)	575,000	533,313
Universal City Development Partners, Ltd. Senior Notes 8.88% due 11/15/15*	825,000	845,625
Universal City Development Partners, Ltd. Senior Sub. Notes 10.88% due 11/15/16*	1,125,000	1,195,312

		25,824,415

STEEL PIPE & TUBE — 0.3%
Mueller Water Products, Inc. Company Guar. Notes 7.38% due 06/01/17	1,120,000	1,019,200
Valmont Industries, Inc. Senior Notes 6.63% due 04/20/20	1,780,000	1,834,114

		2,853,314

STEEL-SPECIALTY — 0.2%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	1,620,000	1,934,095

STORAGE/WAREHOUSING — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC Senior Notes 8.88% due 03/15/18*	1,075,000	1,123,375

TELECOM SERVICES — 0.6%
SBA Tower Trust Company Guar. Notes 5.10% due 04/15/17*	1,790,000	1,840,117
tw telecom holdings, Inc. Senior Notes 8.00% due 03/01/18*	125,000	129,375
West Corp. Company Guar. Notes 9.50% due 10/15/14	1,875,000	1,940,625
West Corp. Company Guar. Notes 11.00% due 10/15/16	1,925,000	2,064,562

		5,974,679

TELECOMMUNICATION EQUIPMENT — 0.8%
Harris Corp. Senior Notes 5.95% due 12/01/17	6,400,000	6,993,734
Sorenson Communications, Inc. Senior Sec. Notes 10.50% due 02/01/15*	750,000	731,250

		7,724,984

TELEPHONE-INTEGRATED — 1.4%
AT&T, Inc. Notes 5.10% due 09/15/14	2,000,000	2,184,020
BellSouth Corp. Bonds 5.20% due 09/15/14	2,000,000	2,187,870
CenturyTel, Inc. Senior Notes 6.15% due 09/15/19	220,000	220,584
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	900,000	909,000
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	4,425,000	4,187,156

Sprint Nextel Corp. Bonds 6.00% due 12/01/16	900,000	830,250
Sprint Nextel Corp. Senior Notes 8.38% due 08/15/17	600,000	620,250
Verizon Communications, Inc. Senior Notes 6.10% due 04/15/18	1,000,000	1,106,484
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	1,920,000	2,157,034

		14,402,648

TELEVISION — 0.1%
Belo Corp. Senior Notes 8.00% due 11/15/16	75,000	78,375
LIN Television Corp. Company Guar. Notes 8.38% due 04/15/18*	125,000	129,062
Umbrella Acquisition, Inc. Company Guar. Notes 9.75% due 03/15/15*(11)	1,190,837	1,080,685
Univision Communications, Inc. Senior Sec. Notes 12.00% due 07/01/14*	150,000	165,750

		1,453,872

THEATERS — 0.2%
Cinemark USA, Inc. Company Guar. Notes 8.63% due 06/15/19	1,175,000	1,245,500
Regal Cinemas Corp. Company Guar. Notes 8.63% due 07/15/19	250,000	265,000

		1,510,500

TOBACCO — 0.1%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	670,000	827,639

TOYS — 0.1%
Hasbro, Inc. Senior Notes 6.35% due 03/15/40	1,240,000	1,277,030

TRANSPORT-EQUIPMENT & LEASING — 0.1%
Maxim Crane Works LP Senior Sec. Notes 12.25% due 04/15/15*	725,000	746,750

TRANSPORT-RAIL — 0.9%
Burlington North Santa Fe Corp. Notes 4.88% due 01/15/15	3,450,000	3,709,230
Burlington Northern and Santa Fe Railway Co. Pass Through Certs. Series 1992-2 7.57% due 01/02/21	337,433	402,438
Norfolk Southern Corp. Senior Notes 6.75% due 02/15/11	1,180,000	1,228,786
Union Pacific Corp. Senior Notes 4.88% due 01/15/15	3,320,000	3,524,947

		8,865,401

VITAMINS & NUTRITION PRODUCTS — 0.2%
General Nutrition Centers, Inc. Company Guar. Notes 5.75% due 03/15/14(8)(11)	1,600,000	1,524,000
General Nutrition Centers, Inc. Company Guar. Notes 10.75% due 03/15/15	200,000	203,750

		1,727,750

WEB HOSTING/DESIGN — 0.1%
Terremark Worldwide, Inc. Senior Sec. Notes 12.00% due 06/17/17*	1,175,000	1,351,250

WIRE & CABLE PRODUCTS — 0.4%
Belden, Inc. Senior Sub. Notes 7.00% due 03/15/17	1,450,000	1,428,250
General Cable Corp. Company Guar. Notes 7.13% due 04/01/17	1,930,000	1,932,412
International Wire Group, Inc. Senior Sec. Notes 9.75% due 04/15/15*	850,000	850,000

		4,210,662

WIRELESS EQUIPMENT — 0.0%
Crown Castle International Corp. Senior Notes 9.00% due 01/15/15	275,000	295,281

TOTAL U.S. CORPORATE BONDS & NOTES (cost $772,636,465)		829,801,139

Foreign Corporate Bonds & Notes — 14.1%

ADVERTISING AGENCIES — 0.1%
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16*	1,275,000	1,396,125

AEROSPACE/DEFENSE — 0.1%
Embraer Overseas, Ltd. Company Guar. Notes 6.38% due 01/15/20	675,000	688,500

AGRICULTURAL CHEMICALS — 0.1%
Fertinitro Finance, Inc. Company Guar. Notes 8.29% due 04/01/20*(10)	1,005,000	688,425

BANKS-COMMERCIAL — 0.3%
Barclays Bank PLC Jr. Sub. Bonds 5.93% due 12/15/16*(8)(12)	2,850,000	2,579,250

BEVERAGES-WINE/SPIRITS — 0.5%
Bacardi, Ltd. Senior Notes 7.45% due 04/01/14*	3,630,000	4,179,902
Diageo Capital PLC Company Guar. Notes 7.38% due 01/15/14*	840,000	980,898

		5,160,800

BROADCAST SERVICES/PROGRAM — 0.6%
Grupo Televisa SA Senior Notes 6.63% due 03/18/25	6,015,000	6,424,357

CABLE/SATELLITE TV — 0.2%
Kabel Deutschland GmbH Company Guar. Bonds 10.63% due 07/01/14	1,625,000	1,694,062

CELLULAR TELECOM — 0.7%
America Movil SA de CV Notes 5.75% due 01/15/15	3,900,000	4,304,863
Digicel Group, Ltd. Senior Notes 9.13% due 01/15/15*(11)	935,000	944,350
Digicel Group, Ltd. Senior Notes 10.50% due 04/15/18*	75,000	80,625
Digicel SA Senior Notes 12.00% due 04/01/14*	400,000	460,000
Rogers Communications, Inc. Company Guar. Notes 5.50% due 03/15/14	1,860,000	2,014,778

		7,804,616

COMPUTERS-MEMORY DEVICES — 0.2%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	1,750,000	1,776,250
SMART Modular Technologies, Inc. Sec. Notes 5.79% due 04/01/12(8)	146,000	137,970

		1,914,220

DIVERSIFIED FINANCIAL SERVICES — 0.2%
Hyundai Capital Services, Inc. Notes 6.00% due 05/05/15*	2,380,000	2,535,298

DIVERSIFIED MANUFACTURING OPERATIONS — 0.3%
Tyco Electronics Group SA Company Guar. Notes 5.95% due 01/15/14	2,870,000	3,123,174

DIVERSIFIED MINERALS — 0.8%
BHP Billiton Finance USA, Ltd. Company Guar. Notes 6.50% due 04/01/19	350,000	405,445
Rio Tinto Finance USA, Ltd. Company Guar. Notes 5.88% due 07/15/13	2,580,000	2,850,740
Rio Tinto Finance USA, Ltd. Company Guar. Notes 6.50% due 07/15/18	2,380,000	2,701,100
Rio Tinto Finance USA, Ltd. Company Guar. Notes 8.95% due 05/01/14	1,000,000	1,211,590
Teck Resources, Ltd. Senior Sec. Notes 10.25% due 05/15/16	975,000	1,174,875

		8,343,750

DIVERSIFIED OPERATIONS — 0.4%
Hutchison Whampoa International, Ltd. Company Guar. Notes 4.63% due 09/11/15*	2,200,000	2,282,599
Hutchison Whampoa International, Ltd. Company Guar. Notes 6.50% due 02/13/13*	433,000	478,145
Hutchison Whampoa International, Ltd. Company Guar. Notes 7.63% due 04/09/19*	1,000,000	1,176,791
Stena AB Senior Notes 7.00% due 12/01/16	250,000	245,000

		4,182,535

ELECTRIC-GENERATION — 0.1%
Korea Hydro & Nuclear Power Co., Ltd. Senior Notes 6.25% due 06/17/14*	1,155,000	1,267,794

ELECTRIC-INTEGRATED — 0.1%
Enersis SA Notes 7.40% due 12/01/16	600,000	680,112

ELECTRONIC COMPONENTS-MISC. — 0.2%
Koninklijke Philips Electronics N.V. Senior Notes 4.63% due 03/11/13	380,000	406,847
Koninklijke Philips Electronics N.V. Senior Notes 5.75% due 03/11/18	1,590,000	1,744,238

		2,151,085

FINANCE-INVESTMENT BANKER/BROKER — 0.5%
Macquarie Group, Ltd. Senior Notes 6.00% due 01/14/20*	3,500,000	3,574,140
Macquarie Group, Ltd. Notes 7.63% due 08/13/19*	1,020,000	1,170,791

		4,744,931

FINANCE-OTHER SERVICES — 0.1%
Lukoil International Finance BV Company Guar. Notes 6.36% due 06/07/17*	1,000,000	1,011,250

GOLD MINING — 0.1%
Barrick Gold Corp. Senior Notes 6.95% due 04/01/19	800,000	937,274

INSURANCE-MULTI-LINE — 0.3%
AXA SA Sub. Notes 8.60% due 12/15/30	2,500,000	3,049,192

INVESTMENT COMPANIES — 0.1%
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.50% due 11/16/11*	1,400,000	1,471,816

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.2%
Invesco, Ltd. Company Guar. Notes 5.63% due 04/17/12	2,000,000	2,091,744

METAL-DIVERSIFIED — 0.2%
Noranda, Inc. Notes 6.00% due 10/15/15	1,750,000	1,898,206

MULTIMEDIA — 0.1%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	1,075,000	1,077,688

NON-FERROUS METALS — 0.2%
Codelco, Inc. Bonds 5.63% due 09/21/35*	1,600,000	1,565,205

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.0%
Canadian Natural Resources, Ltd. Notes 4.90% due 12/01/14	770,000	826,911
Canadian Natural Resources, Ltd. Senior Notes 5.45% due 10/01/12	200,000	215,990
Canadian Natural Resources, Ltd. Bonds 5.85% due 02/01/35	4,960,000	4,953,686
Husky Oil, Ltd. Senior Debentures 7.55% due 11/15/16	3,180,000	3,594,561

		9,591,148

OIL COMPANIES-INTEGRATED — 1.5%
ConocoPhillips Australia Funding Co. Company Guar. Notes 5.50% due 04/15/13	1,460,000	1,610,872
PC Financial Partnership Notes 5.00% due 11/15/14	3,000,000	3,197,106
Petro-Canada Bonds 5.35% due 07/15/33	2,650,000	2,454,565
Petroleos Mexicanos Company Guar. Notes 6.00% due 03/05/20*	1,600,000	1,650,913
Petroleos Mexicanos Company Guar. Notes 4.88% due 03/15/15*	5,000,000	5,168,938
Qatar Petroleum Notes 5.58% due 05/30/11*	666,800	683,955

		14,766,349

OIL-FIELD SERVICES — 0.3%
Weatherford International, Ltd. Company Guar. Notes 6.00% due 03/15/18	600,000	643,164
Weatherford International, Ltd. Senior Notes 7.00% due 03/15/38	2,100,000	2,327,298

		2,970,462

PAPER & RELATED PRODUCTS — 0.1%
Cascades, Inc. Company Guar. Notes 7.88% due 01/15/20*	275,000	277,750
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	275,000	315,004

		592,754

PIPELINES — 0.4%
Enbridge, Inc. Senior Notes 5.60% due 04/01/17	3,870,000	4,208,373

PRECIOUS METALS — 0.4%
Barrick Gold Finance Co. Notes 4.88% due 11/15/14	4,000,000	4,271,916

SATELLITE TELECOM — 0.7%
Inmarsat Finance PLC Company Guar. Notes 7.38% due 12/01/17*	325,000	338,813
Intelsat Intermediate Holding Co., Ltd. Company Guar. Bonds 9.50% due 02/01/15(4)	4,500,000	4,680,000
Intelsat Jackson Holdings, Ltd. Senior Notes 11.25% due 06/15/16	2,025,000	2,192,062

		7,210,875

SECURITY SERVICES — 0.1%
Garda World Security Corp. Senior Notes 9.75% due 03/15/17*	825,000	854,906

SEISMIC DATA COLLECTION — 0.1%
Compagnie Generale de Geophysique-Veritas Company Guar. Notes 7.75% due 05/15/17	1,175,000	1,186,750

SEMICONDUCTOR EQUIPMENT — 0.1%
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. Senior Notes 10.50% due 04/15/18*	650,000	685,750

SPECIAL PURPOSE ENTITIES — 0.3%
Anglogold Holdings PLC 6.50% due 04/15/40	750,000	762,019
Ceva Group PLC Senior Sec. Notes 11.63% due 10/01/16*	125,000	135,781
Petroplus Finance, Ltd. Company Guar. Notes 7.00% due 05/01/17*	1,225,000	1,114,750
Reliance Intermediate Holdings, LP Senior Notes 9.50% due 12/15/19*	900,000	969,746

		2,982,296

STEEL-PRODUCERS — 0.1%
ArcelorMittal Senior Notes 6.13% due 06/01/18	1,425,000	1,536,133

TELECOM SERVICES — 0.3%
Digicel Group, Ltd. Senior Notes 8.88% due 01/15/15*	2,250,000	2,250,000
Wind Acquisition Finance SA Senior Notes 11.75% due 07/15/17*	575,000	639,687

		2,889,687

TELEPHONE-INTEGRATED — 1.6%
AT&T, Inc. Senior Notes 6.70% due 11/15/13	1,260,000	1,442,714
Deutsche Telekom International Finance BV Company Guar. Notes 4.88% due 07/08/14	960,000	1,016,901
France Telecom SA Senior Notes 5.38% due 07/08/19	1,600,000	1,724,008
KT Corp. Notes 5.88% due 06/24/14*	3,050,000	3,303,579
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	4,440,000	4,846,655
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/36	1,575,000	1,750,559
Virgin Media Finance PLC Company Guar. Notes 9.50% due 08/15/16	1,525,000	1,673,688

		15,758,104

TELEVISION — 0.1%
Videotron Ltee Company Guar. Notes 6.38% due 12/15/15	325,000	324,188
Videotron Ltee Company Guar. Notes 9.13% due 04/15/18	275,000	305,250

		629,438

TRANSPORT-MARINE — 0.0%
Teekay Corp. Senior Notes 8.50% due 01/15/20	200,000	211,000

TRANSPORT-RAIL — 0.3%
Canadian Pacific Railway Co. Bonds 7.13% due 10/15/31	2,950,000	3,260,302

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $130,969,108)		142,087,652

Foreign Government Agencies — 0.9%

SOVEREIGN — 0.8%
State Of Qatar Senior Notes 5.25% due 01/20/20*	2,185,000	2,261,475
United Mexican States Notes 6.63% due 03/03/15	5,150,000	5,793,750

		8,055,225

SUPRANATIONAL BANKS — 0.1%
Corporacion Andina de Fomento Notes 8.13% due 06/04/19	1,000,000	1,197,397

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $8,600,211)		9,252,622

U.S. Government Agencies — 0.1%

RESOLUTION FUNDING — 0.1%
Resolution Funding Corp. STRIP zero coupon due 01/15/21 (cost $278,565)	640,000	395,128

Common Stock — 0.1%

PUBLISHING-PERIODICALS — 0.1%
Dex One Corp.†	16,805	509,359
SuperMedia, Inc.†	612	27,479

TOTAL COMMON STOCK (cost $1,138,339)		536,838

Membership Interest Certificates — 0.0%

HOME FURNISHINGS — 0.0%
CVC Claims Litigation Trust†(1)(9)(10)	5	0

RETAIL-BEDDING — 0.0%
Sleepmaster, LLC†(1)(9)(10)	264	3

TOTAL MEMBERSHIP INTEREST CERTIFICATES (cost $85,648)		3

Preferred Stock — 0.2%

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
GMAC, Inc. 7.00%*	1,467	1,245,896

FINANCE-INVESTMENT BANKER/BROKER — 0.0%
Lehman Brothers Holdings, Inc. Class D, 5.67%	30,000	2,430

REAL ESTATE INVESTMENT TRUSTS — 0.1%
ProLogis Trust, Series C 8.54%	20,000	975,000

TOTAL PREFERRED STOCK (cost $3,402,423)		2,223,326

Warrants† — 0.0%

PUBLISHING-PERIODICALS — 0.0%
The Reader’s Digest Association, Inc. Expires 02/19/14(1)(cost $6,351)	6,134	6,351

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $918,312,886)		985,672,496

Short-Term Investment Securities — 0.3%

TIME DEPOSIT — 0.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10 (cost $3,376,000)	$3,376,000	3,376,000

TOTAL INVESTMENTS (cost $921,688,886) (13)	98.4%	989,048,496
Other assets less liabilities	1.6	15,424,843

NET ASSETS	100.0%	$1,004,473,339

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $212,033,621 representing 21.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

†	Non-income producing security

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Variable Rate Security — the rate reflected is as of April 30, 2010, maturity date reflects the stated maturity date.

(3)	Collateralized Mortgage Obligation

(4)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(5)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.

(6)	Bond in default

(7)	Company has filed for Chapter 11 bankruptcy protection.

(8)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(9)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2010, the Corporate Bond Portfolio held the following restricted securities:

		Principal
	Acquisition	Amount/	Acquisition		Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets

Chemtura Corp.
6.88% due 06/01/16	1/18/2007	$300,000	$295,854
	4/11/2007	175,000	176,230
	5/12/2008	550,000	503,976
	10/27/2008	350,000	239,209

		1,375,000	1,215,269	1,560,625	113.50	0.16

CVC Claims Litigation Trust
Membership Interest Certificates	5/19/2006	$5	$9,558	0	0.00	0.00

Jitney-Jungle Stores of America, Inc.
10.38% due 09/15/07	9/15/1997	$50,000	$51,970
	2/27/1998	25,000	26,905
	4/28/1998	50,000	52,913

		125,000	131,788	0	0.00	0.00

SleepMaster, LLC
Membership Interest Certificates	2/25/2003	$264	$58,497	3	0.01	0.00

True Temper Sports, Inc.
8.38% due 09/15/11	5/14/2004	$75,000	$75,632
	6/13/2005	50,000	46,809
	8/18/2005	50,000	50,213
	8/23/2005	75,000	75,372
	2/8/2006	200,000	189,386

		450,000	437,412	0	0.00	0.00

				$1,560,628		0.16%

(10)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $4,170,460 representing 0.4% of net assets.

(11)	Income may be received in cash or additional bonds at the discretion of the issuer.

(12)	Perpetual maturity — maturity date reflects the next call date.

(13)	See Note 4 for cost of investments on a tax basis.

STRIP	— Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts
Number						Unrealized
of			Expiration	Value	Value as of	Appreciation
Contracts	Type	Description	Month	at Trade Date	April 30, 2010	(Depreciation)

500	Short	U.S. Treasury 10 Year Notes	June 2010	$58,411,420	$58,953,125	$(541,705)

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Asset Backed Securities	$—	$—	$10,787	$10,787
Convertible Bonds & Notes	—	1,358,650	—	1,358,650
U.S. Corporate Bonds & Notes	—	829,782,014	19,125	829,801,139
Foreign Corporate Bonds & Notes	—	142,087,652	—	142,087,652
Foreign Government Agencies	—	9,252,622	—	9,252,622
U.S. Government Agencies	—	395,128	—	395,128
Common Stock	536,838	—	—	536,838
Membership Interest Certificates	—	—	3	3
Preferred Stock	977,430	1,245,896	—	2,223,326
Warrants	—	—	6,351	6,351
Short-Term Investment Securities:
Time Deposit	—	3,376,000	—	3,376,000
Other Financial Instruments:@
Open Futures Contracts Depreciation	(541,705)	—	—	(541,705)

Total	$972,563	$987,497,962	$36,266	$988,506,791

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

				Membership
	Asset Backed	U.S. Corporate		Interest
	Securities	Bonds & Notes	Common Stock	Certificates	Warrants
Balance as of 1/31/2010	$16,914	$0	$817,838	$3	$—
Accrued discounts/premiums	—	1,689	—	—	—
Realized gain(loss)	11	(125,000)	(2,012,849)	—	—
Change in unrealized appreciation(depreciation)	1,799	142,436	1,974,044	—	—
Net purchases(sales)	(7,937)	—	(269,673)	—	—
Transfers in and/or out of Level 3	—	—	(509,360)	—	6,351

Balance as of 4/30/2010	$10,787	$19,125	$—	$3	$6,351

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GLOBAL BOND PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Asset Backed Securities — 5.4%		Shares/ Principal	Value
		Amount**	(Note 1)

UNITED KINGDOM — 0.9%
Granite Master Issuer PLC Series 2005-2, Class A5 0.55% due 12/20/54(1)(2)	EUR	324,130	$406,073
Granite Master Issuer PLC Series 2006-3, Class A6 0.66% due 12/20/54(1)(2)	GBP	445,276	641,126
Pillar Funding PLC Series 2005-1, Class A 0.77% due 11/15/12(2)	EUR	1,000,000	1,323,044

			2,370,243

UNITED STATES — 4.5%
American Home Mtg. Assets Series 2007-1, Class A1 1.16% due 02/25/47(1)(2)		1,455,987	742,404
American Home Mtg. Investment Trust Series 2004-3, Class 1A 0.63% due 10/25/34(1)(2)		8,033	7,424
CIT Mtg. Loan Trust Series 2007-1, Class 2A1 1.26% due 10/25/37(2)(5)		269,357	256,095
CIT Mtg. Loan Trust Series 2007-1, Class 2A2 1.51% due 10/25/37(2)(5)		300,000	143,392
CIT Mtg. Loan Trust Series 2007-1, Class 2A3 1.71% due 10/25/37(2)(5)		400,000	179,215
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 0.47% due 03/20/46(1)(2)		1,183,039	660,281
Countrywide Alternative Loan Trust Series 2005-82, Class A1 0.53% due 02/25/36(1)(2)		1,288,948	762,861
Countrywide Alternative Loan Trust Series 2007-0A11, Class A1A 1.84% due 11/25/47(1)(2)		921,941	465,624
Countrywide Alternative Loan Trust Series 2005 46CB Class A8 5.50% due 10/25/35		972,832	919,025
Countrywide Alternative Loan Trust Series 2007 15CB Class A5 5.75% due 07/25/37(1)		1,467,001	1,083,425
HSBC Home Equity Loan Trust Series 2007-3, Class APT 1.46% due 11/20/36(2)		976,369	843,082
Lehman XS Trust Series 2007-7N Class 1A2 0.50% due 06/25/47(1)(2)		1,685,119	775,192
Residential Accredit Loans, Inc. Series 2005-QS13 Class 2A3 5.75% due 09/25/35		475,054	408,156
Sequoia Mtg. Trust Series 2004-10, Class A3A 0.79% due 11/20/34(1)(2)		154,064	136,058
SLM Student Loan Trust Series 2003-10A, Class A1A 1.10% due 12/15/16(2)(5)		400,000	399,743
SLM Student Loan Trust Series 2003-10A, Class A1B 1.56% due 12/15/16(2)(5)		1,300,000	1,299,165
Structured Adjustable Rate Mtg. Loan Trust Series 2007-10, Class 1A1 6.00% due 11/25/37		1,012,660	627,863
Washington Mutual Alternative Mtg. Pass-Through Certificates Series 2007-OA2 Class 2A 0.95% due 01/25/47		732,233	305,949
Washington Mutual Alternative Mtg. Pass-Through Certificates Series-AR5 Class 4A 1.45% due 06/25/46		1,975,188	930,517
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1 6.39% due 12/28/37		1,389,244	1,014,630

			11,960,101

TOTAL ASSET BACKED SECURITIES (cost $19,655,812)			14,330,344

Corporate Bonds & Notes — 32.9%

AUSTRALIA — 1.0%
Australia & New Zealand Banking Group, Ltd. Senior Notes 3.38% due 03/01/11	EUR	100,000	135,475
Australia & New Zealand Banking Group, Ltd. Senior Notes 5.25% due 05/20/13	EUR	300,000	434,067
BHP Billiton Finance, Ltd. Company Guar. Notes 6.38% due 04/04/16	EUR	700,000	1,095,779
Commonwealth Bank of Australia Sub. Notes 5.50% due 08/06/19	EUR	450,000	653,479
St. George Bank, Ltd. Senior Notes 6.50% due 06/24/13	EUR	250,000	373,280

			2,692,080

AUSTRIA — 0.6%
Erste Group Bank AG Government Guar. Notes 2.25% due 05/13/11	EUR	1,150,000	1,546,715

BERMUDA — 0.1%
Arch Capital Group, Ltd. Debentures 7.35% due 05/01/34		190,000	202,533

FRANCE — 0.7%
Cie de Financement Foncier Bonds 2.13% due 04/22/13(5)		800,000	805,416
HSBC Covered Bonds Notes 3.38% due 01/20/17	EUR	700,000	949,239

			1,754,655

GERMANY — 12.3%
Commerzbank AG Senior Notes 5.00% due 02/06/14	EUR	600,000	861,006

Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 0.75% due 03/22/11	JPY	1,070,000,000	11,418,410
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 1.25% due 06/15/12		2,200,000	2,196,933
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 1.35% due 01/20/14	JPY	700,000,000	7,703,487
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 2.05% due 02/16/26	JPY	731,000,000	7,879,719
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 2.60% due 06/20/37	JPY	255,000,000	2,760,586

			32,820,141

IRELAND — 0.6%
GE Capital UK Funding Senior Notes 8.00% due 01/14/39	GBP	850,000	1,684,569

ITALY — 0.2%
Banco Popolare SC Bonds 3.63% due 03/31/17	EUR	450,000	604,669

JAPAN — 4.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 2.60% due 01/22/13		1,250,000	1,270,061
Japan 113 (20 Year Issue) Bonds 2.10% due 09/20/29	JPY	100,000,000	1,075,375
Japan Finance Corp. for Municipal Enterprises Government Guar. Bonds 1.90% due 06/22/18	JPY	860,000,000	9,756,411

			12,101,847

LUXEMBOURG — 0.5%
Enel Finance International SA Company Guar. Notes 6.25% due 09/15/17(5)		300,000	322,053
John Deere Bank SA Company Guar. Notes 6.00% due 06/13/11	EUR	650,000	904,464

			1,226,517

NETHERLANDS — 3.1%
Achmea Hypotheekbank NV Government Liquid Guar. Notes 3.20% due 11/03/14		1,700,000	1,723,005
E.ON International Finance BV Company Guar. Notes 5.50% due 01/19/16	EUR	1,050,000	1,573,207
LeasePlan Corp NV Government Guar. Notes 3.25% due 05/22/14	EUR	875,000	1,210,073
NIBC Bank NV Government Guar. Notes 2.80% due 12/02/14		3,300,000	3,307,006
Shell International Finance BV Company Guar. Notes 4.50% due 02/09/16	EUR	400,000	579,326

			8,392,617

NORWAY — 1.1%
DNB Nor Boligkreditt Bonds 3.38% due 01/20/17	EUR	700,000	945,553
Schlumberger Norge AS Company Guar. Notes 3.00% due 03/18/13		1,150,000	1,183,486
Statoil ASA Company Guar. Notes 4.38% due 03/11/15	EUR	550,000	793,528

			2,922,567

SWEDEN — 1.6%
Nordea Hypotek AB Notes 3.50% due 01/18/17	EUR	800,000	1,089,281
Swedbank AB Government Guar. Notes 2.90% due 01/14/13		1,025,000	1,053,190
Swedbank AB Government Guar. Notes 3.38% due 05/27/14	EUR	825,000	1,144,408
Swedish Covered Bond Notes 3.00% due 02/03/15	EUR	800,000	1,083,684

			4,370,563

SWITZERLAND — 0.6%
Credit Suisse London Senior Notes 6.13% due 05/16/14	EUR	650,000	972,498
UBS AG Bonds 3.88% due 12/02/19	EUR	500,000	677,391

			1,649,889

UNITED KINGDOM — 2.7%
BP Capital Markets PLC Company Guar. Notes 5.25% due 11/07/13		1,300,000	1,435,217
Chester Asset Receivables Deal 11 Bonds 6.13% due 12/15/12	EUR	1,100,000	1,474,719
Lloyds TSB Bank PLC Government Liquid Guar. 2.80% due 04/02/12(5)		3,600,000	3,675,586
Royal Bank of Scotland PLC Senior Notes 4.88% due 08/25/14		750,000	767,302

			7,352,824

UNITED STATES — 3.3%
AT&T, Inc. Senior Notes 6.70% due 11/15/13		650,000	744,257
Citicorp Sub. Notes 5.50% due 06/30/10	EUR	570,000	387,806
Comcast Cable Communications Holdings, Inc. Company Guar. Notes 9.46% due 11/15/22		110,000	148,518
Conocophillips Senior Notes 5.75% due 02/01/19		900,000	1,003,884
Daimler North American Corp. Senior Notes 5.75% due 06/18/10	EUR	400,000	535,448
Eli Lilly & Co. Senior Notes 3.55% due 03/06/12		600,000	626,312
International Business Machines Corp. Senior Notes 6.63% due 01/30/14	EUR	400,000	614,747
JPMorgan Chase Co. Notes 5.25% due 05/08/13	EUR	450,000	649,282
Kraft Foods, Inc. Senior Notes 2.63% due 05/08/13		1,350,000	1,380,309
Morgan Stanley Senior Notes 6.00% due 05/13/14		600,000	645,432
Morgan Stanley Senior Notes 6.50% due 04/15/11	EUR	250,000	345,292
Wachovia Bank NA Notes 6.00% due 05/23/13	EUR	400,000	586,502
Wm Covered Bond Program Sec. Notes 4.00% due 09/27/16	EUR	850,000	1,140,206

			8,807,995

TOTAL CORPORATE BONDS & NOTES (cost $81,732,088)			88,130,181

Government Agencies — 34.6%

AUSTRALIA — 0.2%
Government of Australia Bonds 6.00% due 02/15/17	AUD	450,000	425,295

BELGIUM — 2.1%
Kingdom of Belgium Bonds 3.25% due 09/28/16	EUR	3,620,000	4,958,901
Kingdom of Belgium Bonds 3.75% due 09/28/20	EUR	390,000	530,424

			5,489,325

CANADA — 1.2%
Government of Canada Bonds 3.50% due 06/01/13	CAD	1,940,000	1,965,267
Government of Canada Bonds 5.75% due 06/01/29	CAD	1,000,000	1,208,693

			3,173,960

DENMARK — 1.8%
Kingdom of Denmark Notes 2.25% due 05/14/12		1,600,000	1,633,658
Kingdom of Denmark Bonds 3.13% due 03/17/14	EUR	600,000	834,020
Kingdom of Denmark Bonds 4.00% due 11/15/17	DKK	7,600,000	1,448,910
Kingdom of Denmark Bonds 6.00% due 11/15/11	DKK	5,000,000	962,717

			4,879,305

FINLAND — 2.2%
Government of Finland Notes 3.13% due 09/15/14	EUR	2,550,000	3,571,747
Government of Finland Bonds 4.38% due 07/04/19	EUR	1,560,000	2,286,533

			5,858,280

FRANCE — 2.3%
Government of France Notes 3.75% due 01/12/13	EUR	1,500,000	2,135,100
Government of France Bonds 4.00% due 10/25/38	EUR	1,740,000	2,364,864
Government of France Bonds 5.75% due 10/25/32	EUR	890,000	1,520,034

			6,019,998

GERMANY — 9.1%
Bundesrepublik Deutschland Bonds 4.00% due 07/04/16	EUR	1,100,000	1,603,277
Federal Republic of Germany Bonds 1.25% due 03/11/11	EUR	1,499,000	2,008,976
Federal Republic of Germany Bonds 3.25% due 07/04/15	EUR	2,480,000	3,491,794

Federal Republic of Germany Bonds 3.75% due 01/04/15	EUR	1,700,000	2,447,711
Federal Republic of Germany Bonds 3.75% due 01/04/19	EUR	1,570,000	2,232,271
Federal Republic of Germany Bonds 4.25% due 07/04/14	EUR	3,740,000	5,485,004
Federal Republic of Germany Bonds 4.75% due 07/04/40	EUR	510,000	808,974
Federal Republic of Germany Bonds 5.63% due 01/04/28	EUR	2,090,000	3,510,776
Federal Republic of Germany Bonds 6.25% due 01/04/24	EUR	300,000	526,287
Federal Republic of Germany Bonds 6.50% due 07/04/27	EUR	1,280,000	2,342,039

			24,457,109

ITALY — 2.9%
Republic of Italy Bonds 4.50% due 02/01/18	EUR	1,610,000	2,285,971
Republic of Italy Bonds 5.50% due 11/01/10	EUR	800,000	1,088,828
Republic of Italy Bonds 6.00% due 05/01/31	EUR	2,740,000	4,242,496

			7,617,295

JAPAN — 8.6%
Government of Japan Bonds 1.10% due 09/20/12	JPY	500,000,000	5,437,121
Government of Japan Bonds 1.50% due 12/20/17	JPY	300,000,000	3,336,632
Government of Japan Bonds 1.70% due 12/20/16	JPY	142,000,000	1,607,096
Government of Japan Bonds 1.90% due 03/20/24	JPY	450,000,000	4,917,784
Government of Japan Bonds 2.00% due 12/20/25	JPY	70,000,000	761,534
Government of Japan Bonds 2.10% due 12/20/26	JPY	35,000,000	383,361
Government of Japan Bonds 2.10% due 12/20/29	JPY	100,000,000	1,073,600
Government of Japan Bonds 2.30% due 03/20/39	JPY	110,000,000	1,207,485
Japanese Government CPI Linked Bonds 1.00% due 06/10/16	JPY	403,970,000	4,222,687

			22,947,300

NETHERLANDS — 2.8%
Government of Netherlands Bonds 3.25% due 07/15/15	EUR	1,750,000	2,450,617
Government of Netherlands Bonds 4.25% due 07/15/13	EUR	3,500,000	5,081,671

			7,532,288

SPAIN — 0.8%
Government of Spain Bonds 3.00% due 04/30/15	EUR	880,000	1,153,659
Government of Spain Bonds 4.60% due 07/30/19	EUR	770,000	1,072,592

			2,226,251

SWEDEN — 0.1%
Kingdom of Sweden Debentures Series 1041 6.75% due 05/05/14	SEK	2,300,000	375,376

UNITED STATES — 0.5%
US Central Federal Credit Union Government Guar. Notes 1.90% due 10/19/12		670,000	678,246
Western Corporate Federal Credit Union Government Guar. Notes 1.75% due 11/02/12		750,000	755,533

			1,433,779

TOTAL GOVERNMENT AGENCIES (cost $88,881,371)			92,435,561

Government Treasuries — 23.7%

ITALY — 6.1% Italy Buoni Poliennali Del Tesoro Bonds 4.00% due 02/01/37	EUR	580,000	690,901
Italy Buoni Poliennali Del Tesoro Bonds 4.25% due 10/15/12	EUR	10,540,000	14,800,411
Italy Buoni Poliennali Del Tesoro Bonds 5.00% due 08/01/34	EUR	610,000	839,579

			16,330,891

SWEDEN — 0.3%
Vattenfall Treasury AB Company Guar. Notes 6.75% due 01/31/19	EUR	400,000	648,559

UNITED KINGDOM — 4.5%
United Kingdom Gilt Treasury Bonds
2.75% due 01/22/15	GBP	2,800,000	4,303,079
4.25% due 03/07/36	GBP	210,000	310,226
4.50% due 09/07/34	GBP	1,530,000	2,347,743
4.50% due 12/07/42	GBP	1,200,000	1,849,556
5.25% due 06/07/12	GBP	300,000	496,085
United Kingdom Inflation-Linked Gilt Treasury Bonds 7.36% due 08/23/11	GBP	580,000	2,744,376

			12,051,065

UNITED STATES — 12.8%
United States Treasury Bonds
2.13% due 02/15/40 TIPS		360,997	383,306
4.38% due 11/15/39		2,460,000	2,398,500
4.50% due 08/15/39		700,000	696,500
5.25% due 11/15/28		2,200,000	2,454,375
5.50% due 08/15/28		1,220,000	1,399,378
6.13% due 11/15/27		120,000	147,037
6.63% due 02/15/27		300,000	385,266
7.50% due 11/15/24		540,000	738,281
8.00% due 11/15/21(3)		5,650,000	7,811,125
United States Treasury Notes
1.38% due 01/15/13		700,000	700,274
1.38% due 03/15/13		4,200,000	4,191,138
1.63% due 01/15/15 TIPS		1,362,108	1,437,981
2.13% due 11/30/14		1,200,000	1,192,969
2.25% due 01/31/15		1,200,000	1,195,500
2.50% due 03/31/15		5,000,000	5,025,000
2.63% due 07/31/14		3,390,000	3,458,858
3.25% due 12/31/16		600,000	607,360

			34,222,848

TOTAL GOVERNMENT TREASURIES (cost $64,464,062)			63,253,363

Foreign Debt Obligations — 1.5%

SUPRANATIONAL— 1.5%
Asian Development Bank Senior Notes 2.25% due 06/21/27	JPY	40,000,000	443,662
European Investment Bank Notes 1.63% due 03/15/13		1,800,000	2,589,923
Inter-American Development Bank Notes 7.00% due 06/15/25		850,000	1,021,068

TOTAL FOREIGN DEBT OBLIGATIONS (cost $3,971,498)			4,054,653

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $258,704,831)			262,204,102

Short-term Investment Securities — 0.9%

TIME DEPOSITS — 0.9%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10 (cost $2,536,000)		2,536,000	2,536,000

TOTAL INVESTMENTS — (cost $261,240,831)(4)		99.0%	264,740,102
Other assets less liabilities		1.0	2,799,005

NET ASSETS —		100.0%	$267,539,107

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010 the aggregate value of these securities was $13,342,623 representing 5.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

(1)	Collateralized Mortgage Obligation

(2)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(4)	See Note 4 for cost of investments on a tax basis.

(5)	Illiquid Security. At April 30, 2010, the aggregate value of these securities was $7,080,665 representing 2.6% of net assets.

CPI	— Consumer Price Index

TIPS	— Treasury Inflation Protected Securities

Open Futures Contracts
						Unrealized
Number of			Expiration	Value at	Value as of	Appreciation
Contracts	Type	Description	Month	Trade Date	April 30, 2010	(Depreciation)

44	Short	90 Day Euro Dollar	March 2010	$10,743,215	$10,745,350	$(2,135)
51	Short	90 Day Euro Dollar	June 2010	12,689,035	12,690,075	(1,040)
51	Short	90 Day Euro Dollar	September 2010	12,671,460	12,672,225	(765)
51	Short	90 Day Euro Dollar	December 2010	12,644,047	12,644,812	(765)
51	Short	90 Day Euro Dollar	March 2011	12,607,710	12,609,750	(2,040)
44	Short	90 Day Euro Dollar	June 2011	10,847,540	10,844,900	2,640
44	Short	90 Day Euro Dollar	September 2011	10,810,690	10,810,250	440
44	Short	90 Day Euro Dollar	December 2011	10,774,390	10,775,600	(1,210)
148	Short	90 Day Sterling	June 2010	28,096,324	28,095,152	1,172
44	Short	Euro-BOBL	June 2010	6,843,812	6,912,903	(69,091)
36	Short	Euro-Bund	June 2010	5,889,097	5,976,245	(87,148)
24	Long	Euro-Shatz	June 2010	3,475,716	3,484,428	8,712
92	Long	Long Gilt Future	June 2010	16,054,612	16,326,648	272,036
9	Short	JPN 10Y Bond	June 2010	13,287,254	13,372,186	(84,932)
146	Long	U.S. Treasury 10 Year Note	June 2010	17,033,085	17,214,312	181,227
277	Long	U.S. Treasury 2 Year Note	June 2010	60,257,920	60,269,141	11,221
137	Long	U.S. Treasury 5 Year Note	June 2010	15,823,239	15,872,734	49,495
7	Short	U.S. Treasury Long Bond	June 2010	814,776	833,437	(18,661)

						$259,156

Open Forward Foreign Currency Contracts

	Contract to		In Exchange		Delivery	Gross Unrealized
	Deliver		For		Date	Appreciation

*	CAD	1,493,997	EUR	1,114,000	6/16/2010	$12,626
	CAD	1,006,534	AUD	1,078,000	6/16/2010	1,667
	CAD	1,507,000	CHF	1,618,706	6/16/2010	21,417
*	CAD	433,747	USD	429,385	6/16/2010	2,364
*	CHF	7,490,285	USD	7,040,000	6/16/2010	75,661
	DKK	4,444,923	USD	806,965	6/8/2010	11,956
*	EUR	1,836,000	AUD	2,708,896	6/16/2010	49,371
*	EUR	2,214,000	CAD	3,059,418	6/16/2010	63,708
*	EUR	1,818,000	CHF	2,604,121	6/16/2010	337
*	EUR	5,833,302	GBP	5,235,344	6/16/2010	241,117
*	EUR	5,120,685	NOK	41,348,892	6/16/2010	176,327
*	EUR	2,206,000	NZD	4,258,929	6/16/2010	149,275
*	EUR	3,712,654	SEK	35,951,631	6/16/2010	20,464
*	EUR	12,212,034	USD	16,517,759	6/16/2010	255,667
	GBP	2,291,000	CHF	3,783,054	6/16/2010	12,658
	JPY	90,309,780	CAD	1,020,000	6/16/2010	42,410
	JPY	175,398,448	CHF	2,029,000	6/16/2010	18,591
*	JPY	370,106,688	USD	4,024,252	6/16/2010	82,732
*	SEK	14,593,071	EUR	1,515,000	6/16/2010	2,350
	USD	1,267,261	AUD	1,374,000	5/21/2010	1,656
*	USD	3,406,260	AUD	3,739,000	6/16/2010	36,500
*	USD	5,337,873	CAD	5,515,263	6/16/2010	91,854
*	USD	1,951,000	CHF	2,104,023	6/16/2010	5,284
*	USD	2,971,019	GBP	1,949,000	6/16/2010	10,551
*	USD	1,997,000	JPY	187,906,516	6/16/2010	4,145
*	USD	401,487	NOK	2,376,324	6/16/2010	531
*	USD	8,816,794	NZD	12,533,987	6/16/2010	267,874

						1,659,093

	Contract to		In Exchange		Delivery	Gross Unrealized
	Deliver		For		Date	(Depreciation)

*	AUD	3,843,892	EUR	2,623,000	6/16/2010	$(46,438)
*	AUD	6,715,867	USD	6,052,637	6/16/2010	(131,134)
	CAD	2,027,826	AUD	2,165,000	6/16/2010	(2,908)
*	CAD	3,044,070	EUR	2,199,000	6/16/2010	(68,572)
*	CHF	3,206,936	EUR	2,206,000	6/16/2010	(44,145)
*	CHF	2,057,907	USD	1,910,777	6/16/2010	(2,629)
	EUR	20,261,658	USD	26,769,297	6/9/2010	(211,502)
*	EUR	742,000	CAD	1,002,717	6/16/2010	(915)
*	EUR	1,118,000	CHF	1,594,179	6/16/2010	(6,539)
*	EUR	1,498,000	USD	1,991,267	6/16/2010	(3,537)
*	GBP	4,592,408	EUR	5,177,000	6/16/2010	(131,519)
*	GBP	656,000	USD	1,001,089	6/16/2010	(2,457)
	JPY	92,661,732	EUR	728,000	6/16/2010	(17,381)
	JPY	185,997,204	CAD	2,002,000	6/16/2010	(9,861)
	JPY	92,209,290	CHF	1,047,000	6/16/2010	(8,517)
*	NOK	5,875,667	EUR	729,000	6/16/2010	(23,256)
	NOK	10,851,000	SEK	12,948,900	6/16/2010	(47,678)
*	NOK	12,021,141	USD	1,992,000	6/16/2010	(41,694)
	NZD	2,107,188	AUD	1,599,000	6/16/2010	(54,984)
*	NZD	7,712,720	EUR	4,099,000	6/16/2010	(131,789)
*	NZD	1,336,000	USD	934,171	6/16/2010	(34,165)
*	SEK	21,331,929	EUR	2,198,000	6/16/2010	(18,675)
	SEK	14,674,745	USD	2,008,000	6/16/2010	(18,370)
	USD	66,293	EUR	49,732	5/5/2010	(77)
	USD	2,219,153	CAD	2,221,372	5/20/2010	(32,226)
	USD	1,678,759	GBP	1,090,104	5/20/2010	(10,945)
	USD	16,055,253	JPY	1,498,778,783	6/2/2010	(95,989)
	USD	934,993	SEK	6,731,250	6/11/2010	(5,528)
*	USD	927,000	CAD	927,440	6/16/2010	(13,943)
*	USD	7,968,902	EUR	5,871,000	6/16/2010	(150,815)
*	USD	1,504,815	GBP	975,000	6/16/2010	(13,265)
*	USD	9,010,000	JPY	834,033,633	6/16/2010	(127,804)
*	USD	1,002,000	NOK	5,845,898	6/16/2010	(13,012)
*	USD	1,505,954	NZD	2,067,000	6/16/2010	(7,786)

						$(1,530,055)

Net Unrealized Appreciation/(Depreciation)						$129,038

*	Represents offsetting or partially offsetting forward currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.

AUD — Australian Dollar	EUR — Euro Dollar	NZD — New Zealand Dollar
CAD — Canada Dollar	GBP — British Pound	SEK — Swedish Krona
CHF — Swiss Franc	JPY — Japanese Yen	USD — United States Dollar
DKK — Danish Krone	NOK — Norwegian Krone

Interest Rate Swap Contracts @
			Rates Exchanged		Upfront Payments	Gross
		Termination	Payments received	Payments made	made (Received) by	Unrealized
Swap Counterparty	Notional Amount	Date	by the Portfolio	by the Portfolio	the Portfolio	Appreciation

Bank of America NA	CAD 4,140,000	07/20/12	3 month CDOR	1.958%	$—	$35,226
	EUR 6,120,000	04/23/20	4.259%	6 month EURO	—	16,064
Citibank NA	EUR 6,150,000	04/23/20	4.286%	6 month EURO	—	25,024
	GBP 7,770,000	08/04/20	4.155%	6 month UKRPI	—	198,907
	GBP 23,550,000	08/10/20	4.113%	6 month UKRPI	—	451,398
Credit Suisse First Boston International (London)	JPY 1,471,000,000	06/16/15	1.000%	6 month JYOR	167,334	48,880
Deutsche Bank AG	USD 1,640,000	04/16/15	2.711%	3 month LIBOR	—	9,965
	NZD 3,630,000	04/16/15	3 month ZDOR	5.223%	—	1,980
	NZD 5,780,000	04/22/15	3 month ZDOR	5.192%	—	10,787
	USD 2,690,000	04/22/15	3 month LIBOR	2.672%	—	10,623
JPMorgan Chase Bank NA	CAD 4,380,000	08/03/12	3 month CDOR	1.940%	—	42,792
The Royal Bank of Canada	CAD 6,930,000	07/15/12	3 month CDOR	2.005%	—	50,609
	CAD 5,160,000	07/26/12	3 month CDOR	1.909%	—	50,685
	CAD 5,140,000	07/29/12	3 month CDOR	2.014%	—	41,399
	CAD 5,250,000	08/03/12	3 month CDOR	1.940%	—	51,292
	CAD 1,620,000	07/15/20	3.960%	3 month CDOR	—	106

						1,045,737

			Rates Exchanged		Upfront Payments	Gross
		Termination	Payments received	Payments made	made (Received) by	Unrealized
Swap Counterparty	Notional Amount	Date	by the Portfolio	by the Portfolio	the Portfolio	Depreciation

Bank of America NA	CAD 970,000	07/20/20	3.920%	3 month CDOR	$—	$(3,638)
Barclay’s Bank	GBP 4,640,000	08/04/15	6 month UKRPI	3.510%	—	(110,291)
	GBP 14,050,000	08/10/15	6 month UKRPI	3.400%	—	(211,978)
	GBP 3,890,000	08/04/25	6 month UKRPI	4.372%	—	(94,008)
	GBP 11,780,000	08/10/25	6 month UKRPI	4.360%	—	(249,643)
	EUR 1,830,000	04/23/40	6 month EURO	4.085%	—	(39,992)
BNP Paribas	EUR 1,100,000	06/16/15	6 month EURO	3.000%	1,686	(44,707)
	EUR 9,420,000	06/16/15	6 month EURO	3.000%	16,906	(385,325)
	USD 3,120,000	06/16/17	3 month LIBOR	3.250%	37,641	(36,704)
Citibank NA	EUR 1,850,000	04/23/40	6 month EURO	4.119%	—	(51,881)
JPMorgan Chase Bank NA	EUR 2,870,000	06/16/12	6 month EURO	2.250%	(3,939)	(58,125)
	CAD 1,030,000	08/03/20	3.926%	3 month CDOR	—	(4,893)
The Royal Bank of Canada	USD 9,750,000	06/16/15	3.000%	3 month LIBOR	(36,381)	(98,530)
	CAD 1,210,000	07/26/20	3.840%	3 month CDOR	—	(13,275)
	CAD 1,210,000	07/29/20	3.875%	3 month CDOR	—	(10,144)
	CAD 1,250,000	08/03/20	3.871%	3 month CDOR	—	(11,557)

						(1,424,691)

Total					$183,247	$(378,954)

Credit Default Swaps on Credit Indicies — Sell Protection (5)

				Implied
				Credit
	Fixed Deal			Spread at			Upfront	Unrealized
	Receive	Termination		April 30,	Notional		Payments	Appreciation/
Reference Obligation	Rate	Date	Counterparty	2010(3)	Amount(2)	Value	Paid/(Received)	(Depreciation)

CDX North American Investment Grade Index	1.000%	6/20/2015	Bank of America	0.9174%	$17,900,000	$71,600	$114,435	$(42,835)
CDX North American Investment Grade Index	1.000%	6/20/2015	Morgan Stanley Capital Services, Inc.	0.9174%	8,550,000	34,200	50,242	(16,042)
CDX North American Investment Grade Index	1.000%	6/20/2015	Morgan Stanley Capital Services, Inc.	1.1665%	8,550,000	(67,545)	36,461	(104,006)

						$38,255	$201,138	$(162,883)

Credit Default Swaps on Credit Indicies — Buy Protection (1)
				Implied
				Credit
	Fixed Deal			Spread at			Upfront	Unrealized
	(Pay)	Termination		April 30,	Notional		Payments	Appreciation/
Reference Obligation	Rate	Date	Counterparty	2010(3)	Amount(2)	Value(4)	Paid/(Received)	(Depreciation)

iTraxx Europe Index	(1.000)%	6/20/2015	Bank of America	1.1665%	$350,000	$3,682	$(4,846)	$8,528
iTraxx Europe Index	(1.000)%	6/20/2015	Bank of America	0.8718%	8,500,000	(70,167)	(59,439)	(10,728)
iTraxx Europe Index	(1.000)%	6/20/2015	Credit Suisse First Boston International	0.8718%	3,800,000	(31,369)	(49,409)	18,040
iTraxx Europe Index	(1.000)%	6/20/2015	Credit Suisse First Boston International	1.1665%	1,100,000	11,570	(4,723)	16,293
iTraxx Europe Index	(1.000)%	6/20/2015	Deutsche Bank AG	1.1665%	3,700,000	38,918	(22,722)	61,640
iTraxx Europe Index	(1.000)%	6/20/2015	Morgan Stanley Capital Services, Inc.	0.8718%	4,200,000	(34,671)	(47,829)	13,158
iTraxx Europe Index	(1.000)%	6/20/2015	Morgan Stanley Capital Services, Inc.	1.1665%	3,900,000	41,021	(19,955)	60,976

						$(41,016)	$(208,923)	$167,907

@	Illiquid security

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

CDOR — Canadian Dollar Offered Rate

EURIBOR — Euro Interbank Offered Rate

JYOR — Japanese Yen Offered Rate

LIBOR — London Interbank Offered Rate

UKRPI — United Kingdom Retail Price Index

ZDOR — New Zealand Dollar Offered Rate

Industry Allocation*
Sovereign	44.1%
Banks-Special Purpose	12.4
United States Treasury Notes	6.2
United States Treasury Bonds	6.1
Banks-Commercial	5.5
Sovereign Agency	3.7
Collateralized Mortgage Obligation — Other	2.7
Diversified Financial Services	1.9
Diversified Banking Institutions	1.8
Banks-Mortgage	1.8
Banks-Money Center	1.6
SupraNational Banks	1.5
Time Deposits	1.0
Finance-Other Services	0.9
Oil Companies-Integrated	0.9
Electric-Integrated	0.7
Asset Backed Securities	0.6
Special Purpose Entities	0.6
Savings & Loans/Thrifts	0.5
Finance-Investment Banker/Broker	0.5
Food-Misc.	0.5
Credit Card Other	0.5
Finance-Leasing Companies	0.5
Oil-Field Services	0.4
Diversified Minerals	0.4
Finance-Consumer Loans	0.3
Home Equity Other	0.3
Telephone-Integrated	0.3
Medical-Drugs	0.2
Computers	0.2
Auto-Cars/Light Trucks	0.2
Insurance-Property/Casualty	0.1
Cable TV	0.1

99.0%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Asset Backed Securities	$—	$14,330,344	$—	$14,330,344
Corporate Bonds & Notes	—	88,130,181	—	88,130,181
Government Agencies	—	92,435,561	—	92,435,561
Government Treasuries	—	63,253,363	—	63,253,363
Foreign Debt Obligations	—	4,054,653	—	4,054,653
Short-Term Investment Securities:				—
Time Deposit	—	2,536,000	—	2,536,000
Other Financial Instruments:@
Open Futures Contracts Appreciation	526,943	—	—	526,943
Open Futures Contracts Depreciation	(267,787)	—	—	(267,787)
Open Forward Foreign Currency	—	1,659,093	—	1,659,093
Contracts Appreciation
Open Forward Foreign Currency	—	(1,530,055)	—	(1,530,055)
Contracts Depreciation
Interest Rate Swap Contracts Appreciation	—	1,045,738	—	1,045,738
Interest Rate Swap Contracts Depreciation	—	(1,424,691)	—	(1,424,691)
Credit Default Swaps on Credit Indices -
Sell Protection Deppreciation	—	(162,883)	—	(162,883)
Credit Default Swaps on Credit Indices -
Buy Protection Appreciation	—	178,635	—	178,635
Credit Default Swaps on Credit Indices -
Buy Protection Depreciation	—	(10,728)	—	(10,728)

Total	$259,156	$264,495,211	$—	$264,754,367

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
HIGH-YIELD BOND PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Convertible Bonds & Notes — 0.3%	Shares/ Principal Amount	Value (Note 1)

TELECOM SERVICES — 0.3%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(1)(2)(3)(4)(11)(12) (cost $1,272,000)	$1,272,000	$1,068,480

U.S. Corporate Bonds & Notes — 87.1%

ADVERTISING SERVICES — 0.4%
Visant Holding Corp. Senior Notes 10.25% due 12/01/13(5)	1,040,000	1,073,800

AEROSPACE/DEFENSE — 0.4%
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17*	1,125,000	1,150,313

AIRLINES — 1.1%
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	1,350,000	1,429,312
Delta Air Lines, Inc. Senior Sec. Notes 12.25% due 03/15/15*	700,000	756,000
United AirLines, Inc. Pass Through Certs. Series 2009-2, Class A 9.75% due 01/15/17	1,025,000	1,119,813

		3,305,125

APPLICATIONS SOFTWARE — 0.3%
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	775,000	822,469

AUTO-HEAVY DUTY TRUCKS — 0.5%
Navistar International Corp. Senior Notes 8.25% due 11/01/21	1,425,000	1,503,375

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.3%
Cooper-Standard Automotive, Inc. Senior Notes 8.50% due 05/01/18*	350,000	357,875
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	575,000	586,500

		944,375

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.0%
Exide Corp. Notes 10.00% due 03/15/25†(2)(3)	1,975,000	0

BANKS-SUPER REGIONAL — 2.2%
Fifth Third Capital Trust IV Bank Guar. Notes 6.50% due 04/15/37(6)	1,969,000	1,683,495
Wachovia Capital Trust III Bank Guar. Notes 5.80% due 03/15/11(6)(7)	5,550,000	4,800,750

		6,484,245

BEVERAGES-WINE/SPIRITS — 0.4%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	1,050,000	1,071,000

BROADCAST SERVICES/PROGRAM — 0.6%
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	900,000	754,875
Fisher Communications, Inc. Senior Notes 8.63% due 09/15/14	100,000	99,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Senior Sec. Notes 8.88% due 04/15/17*	926,000	944,520

		1,798,395

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.3%
Interline Brands, Inc. Senior Sub. Notes 8.13% due 06/15/14	784,000	786,940

BUILDING PRODUCTS-CEMENT — 0.1%
Cemex Finance LLC Senior Sec. Notes 9.50% due 12/14/16*	157,000	158,570

BUILDING-RESIDENTIAL/COMMERCIAL — 1.5%
Beazer Homes USA, Inc. Company Guar. Notes 8.13% due 06/15/16	1,400,000	1,316,000
Lennar Corp. Senior Notes 6.95% due 06/01/18*	700,000	682,500
Standard Pacific Corp. Company Guar. Notes 7.00% due 08/15/15	1,425,000	1,396,500
Standard Pacific Corp. Company Guar. Notes 8.38% due 05/15/18	950,000	964,250

		4,359,250

CABLE/SATELLITE TV — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.88% due 04/30/18*	325,000	330,687
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 8.13% due 04/30/20*	250,000	255,625
CSC Holdings, Inc. Senior Notes 8.63% due 02/15/19*	1,250,000	1,365,625
DISH DBS Corp. Company Guar. Notes 7.75% due 05/31/15	1,582,000	1,661,100
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	675,000	685,125

		4,298,162

CAPACITORS — 0.4%
Kemet Corp. Sec. Notes 10.50% due 05/01/18*	1,250,000	1,232,813

CASINO HOTELS — 3.0%
Eldorado Casino Corp. (Shreveport) Sec. Bonds 10.00% due 08/01/12(3)(9)	2,046,934	1,729,659
Eldorado Resorts LLC Senior Notes 9.00% due 04/15/14(2)(3)	3,250,000	2,830,588
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,575,000	1,716,750
MGM Mirage, Inc. Company Guar. Notes 6.75% due 04/01/13	1,050,000	997,500
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17*	775,000	876,719
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	697,000	694,386

		8,845,602

CASINO SERVICES — 0.8%
FireKeepers Development Authority Senior Notes 13.88% due 05/15/15*	900,000	1,044,000
Peninsula Gaming LLC Senior Notes 10.75% due 08/15/17*	1,415,000	1,446,837

		2,490,837

CELLULAR TELECOM — 1.4%
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	1,075,000	1,115,313
Cricket Communications, Inc. Company Guar. Notes 10.00% due 07/15/15	500,000	528,750
MetroPCS Wireless, Inc. Company Guar. Notes 9.25% due 11/01/14	1,183,000	1,227,362
Nextel Communications, Inc. Senior Notes 7.38% due 08/01/15	1,475,000	1,436,281

		4,307,706

CHEMICALS-DIVERSIFIED — 0.6%
Olin Corp. Senior Notes 8.88% due 08/15/19	1,050,000	1,141,875
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	675,000	696,937

		1,838,812

CHEMICALS-PLASTICS — 0.5%
Hexion Finance Escrow LLC/Hexion Escrow Corp. Senior Sec. Notes 8.88% due 02/01/18*	1,500,000	1,475,625

CHEMICALS-SPECIALTY — 0.5%
Momentive Performance Materials, Inc. Company Guar. Notes 9.75% due 12/01/14	1,461,000	1,486,568

CIRCUIT BOARDS — 0.2%
Viasystems, Inc. Senior Sec. Notes 12.00% due 01/15/15*	675,000	740,813

COAL — 1.2%
Arch Coal, Inc. Senior Notes 8.75% due 08/01/16*	1,100,000	1,171,500
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17*	375,000	396,094
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20*	350,000	372,750
Drummond Co., Inc. Senior Notes 9.00% due 10/15/14*	804,000	842,190
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	800,000	802,000

		3,584,534

COMMERCIAL SERVICES — 0.6%
Ceridian Corp. Senior Notes 11.25% due 11/15/15	1,675,000	1,725,250

COMPUTER SERVICES — 1.0%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,420,000	1,505,200
SunGard Data Systems, Inc. Company Guar. Notes 9.13% due 08/15/13	1,350,000	1,385,437

		2,890,637

CONSULTING SERVICES — 0.4%
FTI Consulting, Inc. Company Guar. Notes 7.75% due 10/01/16	1,225,000	1,260,219

CONSUMER PRODUCTS-MISC. — 0.3%
American Achievement Corp. Company Guar. Notes 8.25% due 04/01/12*	1,020,000	1,017,450

CONTAINERS-METAL/GLASS — 0.6%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	1,375,000	1,447,187

Crown Cork & Seal Co., Inc. Debentures 7.38% due 12/15/26	325,000	299,000

		1,746,187

CONTAINERS-PAPER/PLASTIC — 0.9%
Berry Plastics Corp. Senior Sec. Notes 8.25% due 11/15/15	650,000	663,000
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18*	1,175,000	1,164,719
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	850,000	913,750

		2,741,469

COSMETICS & TOILETRIES — 0.5%
Revlon Consumer Products Corp. Company Guar. Notes 9.75% due 11/15/15*	1,425,000	1,464,188

DATA PROCESSING/MANAGEMENT — 0.8%
First Data Corp. Company Guar. Notes 9.88% due 09/24/15	1,500,000	1,357,500
First Data Corp. Company Guar. Notes 10.55% due 09/24/15(9)	1,100,000	973,500

		2,331,000

DECISION SUPPORT SOFTWARE — 0.6%
Vangent, Inc. Company Guar. Notes 9.63% due 02/15/15	1,800,000	1,696,500

DIRECT MARKETING — 0.4%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12	1,825,000	1,295,750

DISTRIBUTION/WHOLESALE — 0.4%
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	1,150,000	1,197,438

DIVERSIFIED BANKING INSTITUTIONS — 3.5%
Bank of America Corp. Jr. Sub. Bonds 8.00% due 01/30/18(6)(7)	3,898,000	3,924,000
Bank of America Corp. Jr. Sub. Notes 8.13% due 05/15/18(6)(7)	1,727,000	1,738,519
GMAC, Inc. Sub. Notes 8.00% due 12/31/18	1,369,000	1,363,866
GMAC, Inc. Company Guar. Notes 8.00% due 11/01/31	2,774,000	2,704,650
GMAC, Inc. Company Guar. Notes 8.30% due 02/12/15*	750,000	782,812

		10,513,847

DIVERSIFIED FINANCIAL SERVICES — 3.0%
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/13	287,191	298,679
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/14	430,787	448,019
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/15	430,787	448,018
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/16	717,978	744,902
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/17	3,855,172	3,999,741
Citigroup Capital XXI Company Guar. Bonds 8.30% due 12/21/57(6)	2,975,000	2,975,000

		8,914,359

DIVERSIFIED MANUFACTURING OPERATIONS — 0.8%
Harland Clarke Holdings Corp. Notes 9.50% due 05/15/15	1,787,000	1,715,520
SPX Corp. Senior Notes 7.63% due 12/15/14	550,000	581,625

		2,297,145

ELECTRIC-GENERATION — 2.2%
Edison Mission Energy Senior Notes 7.00% due 05/15/17	875,000	637,656
Edison Mission Energy Senior Notes 7.63% due 05/15/27	865,000	588,200
Homer City Funding LLC Senior Notes 8.14% due 10/01/19	487,200	482,328
Midwest Generation LLC Pass Thru Certs., Series B 8.56% due 01/02/16	495,039	504,940
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	1,054,606	1,090,199
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series C 9.68% due 07/02/26	350,000	376,250

Sithe/Independence Funding Corp. Senior Notes 9.00% due 12/30/13	668,151	692,572
The AES Corp. Senior Notes 8.00% due 10/15/17	1,345,000	1,385,350
The AES Corp. Senior Notes 8.00% due 06/01/20	675,000	691,875

		6,449,370

ELECTRIC-INTEGRATED — 1.6%
Mirant Americas Generation LLC Senior Notes 8.50% due 10/01/21	1,430,000	1,387,100
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	463,365	495,801
Southern Energy, Inc. Notes 7.90% due 07/01/09†(2)(3)	4,750,000	0
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes, Series A 10.25% due 11/01/15	2,690,000	2,017,500
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes 10.50% due 11/01/16(1)	1,127,770	823,272

		4,723,673

ELECTRONIC COMPONENTS-MISC. — 0.5%
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	1,400,000	1,484,000

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.0%
Amkor Technology, Inc. Senior Notes 9.25% due 06/01/16	1,336,000	1,422,840
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	865,000	899,600
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	750,000	810,000

		3,132,440

ENTERPRISE SOFTWARE/SERVICE — 0.9%
JDA Software Group, Inc. Senior Notes 8.00% due 12/15/14*	1,300,000	1,361,750
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18*	1,425,000	1,455,281

		2,817,031

FINANCE-AUTO LOANS — 0.6%
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	1,550,000	1,652,136

FINANCE-OTHER SERVICES — 0.6%
Nationstar Mortgage/Nationstar Capital Corp. Senior Notes 10.88% due 04/01/15*	300,000	289,500
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	1,415,000	1,386,700

		1,676,200

FIREARMS & AMMUNITION — 0.7%
FGI Holding Co., Inc. Senior Notes 11.25% due 10/01/15*(1)	705,000	713,813
Freedom Group, Inc. Senior Sec. Notes 10.25% due 08/01/15*	1,325,000	1,381,312

		2,095,125

FOOD-MEAT PRODUCTS — 0.4%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	1,000,000	1,122,500

FOOD-RETAIL — 0.4%
Ingles Markets, Inc. Senior Notes 8.88% due 05/15/17	775,000	819,562
SUPERVALU, Inc. Senior Notes 8.00% due 05/01/16	375,000	381,563

		1,201,125

FORESTRY — 0.7%
Weyerhaeuser Co. Senior Notes 7.38% due 03/15/32	2,049,000	2,063,433

FUNERAL SERVICES & RELATED ITEMS — 1.0%
Carriage Services, Inc. Senior Notes 7.88% due 01/15/15	1,450,000	1,435,500
Service Corp. International Senior Notes 8.00% due 11/15/21	1,350,000	1,404,000

		2,839,500

GAMBLING (NON-HOTEL) — 0.6%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	985,000	943,137
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*	1,285,000	822,400

		1,765,537

GAS-DISTRIBUTION — 0.1%
MXEnergy Holdings, Inc. Senior Sec. Notes 13.25% due 08/01/14*(2)(3)	533,000	405,080

GAS-TRANSPORTATION — 0.9%
Sabine Pass LNG LP Senior Sec. Notes 7.50% due 11/30/16	3,045,000	2,793,787

HAZARDOUS WASTE DISPOSAL — 0.5%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	1,325,000	1,379,656

HOME FURNISHINGS — 0.4%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15*	1,150,000	1,221,875

HUMAN RESOURCES — 0.1%
Team Health, Inc. Company Guar. Notes 11.25% due 12/01/13	300,000	316,500

INDEPENDENT POWER PRODUCERS — 0.9%
Calpine Corp. Notes 8.75% due 07/15/13†(2)(3)	5,150,000	0
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	1,960,000	1,940,400
RRI Energy, Inc. Senior Notes 7.88% due 12/31/17	745,000	715,200

		2,655,600

INSURANCE-LIFE/HEALTH — 1.0%
Lincoln National Corp. Jr. Sub. Bonds 7.00% due 05/17/66(6)	3,225,000	2,983,125

INSURANCE-MUTUAL — 1.1%
Liberty Mutual Group, Inc. Company Guar. Bonds 10.75% due 06/15/58*(6)	2,690,000	3,133,850

MEDICAL INSTRUMENTS — 0.6%
Boston Scientific Corp. Senior Notes 6.00% due 01/15/20	1,790,000	1,769,025

MEDICAL-DRUGS — 0.6%
Valeant Pharmaceuticals International Company Guar. Notes 8.38% due 06/15/16	1,625,000	1,706,250

MEDICAL-HOSPITALS — 3.2%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	2,665,000	2,798,250
HCA, Inc. Senior Notes 7.50% due 11/15/95	2,825,000	2,365,937
HCA, Inc. Senior Notes 8.50% due 04/15/19*	4,100,000	4,504,875

		9,669,062

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.4%
Select Medical Corp. Senior Sub. Notes 7.63% due 02/01/15	1,365,000	1,296,750

MINING SERVICES — 0.5%
Noranda Aluminum Acquisition Corp. Company Guar. Notes 5.27% due 11/15/14(1)(6)	1,645,749	1,419,459

MULTIMEDIA — 0.2%
Haights Cross Operating Co. Bonds 16.00% due 03/15/14†(2)(3)(6)	475,504	463,616

MUSIC — 0.5%
WMG Acquisition Corp. Senior Notes 9.50% due 06/15/16*	1,450,000	1,566,000

NON-FERROUS METALS — 0.0%
Renco Metals, Inc. Bonds 11.50% due 07/01/03†(2)(3)(10)(11)	600,000	0

NON-HAZARDOUS WASTE DISPOSAL — 0.7%
Casella Waste Systems, Inc. Senior Sec. Notes 11.00% due 07/15/14*	875,000	949,375
Waste Services, Inc. Senior Sub. Notes 9.50% due 04/15/14*	1,075,000	1,104,562

		2,053,937

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.1%
Atlas Energy Operating Co. LLC / Atlas Energy Finance Corp. Company Guar. Notes 10.88% due 02/01/18	1,225,000	1,356,687
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15*	990,000	1,014,750
Belden & Blake Corp. Company Guar. Sec. Notes 8.75% due 07/15/12	300,000	285,000
Brigham Exploration Co. Company Guar. Notes 9.63% due 05/01/14	1,325,000	1,366,406
Chaparral Energy, Inc. Company Guar. Notes 8.50% due 12/01/15	1,655,000	1,613,625
Chesapeake Energy Corp. Senior Notes 6.63% due 01/15/16	1,490,000	1,467,650
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	575,000	630,344

Encore Acquisition Co. Senior Notes 9.50% due 05/01/16	600,000	663,000
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	1,010,000	1,010,000
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20*	950,000	985,625
Plains Exploration & Production Co. Company Guar. Notes 10.00% due 03/01/16	650,000	719,875
Quicksilver Resources, Inc. Senior Notes 9.13% due 08/15/19	425,000	455,813
SandRidge Energy, Inc. Company Guar. Notes 8.75% due 01/15/20*	675,000	678,375

		12,247,150

OIL REFINING & MARKETING — 0.1%
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	475,000	446,500

OIL-FIELD SERVICES — 0.8%
Basic Energy Services, Inc. Senior Sec. Notes 11.63% due 08/01/14	1,000,000	1,108,750
Helix Energy Solutions Group, Inc. Senior Notes 9.50% due 01/15/16*	1,000,000	1,040,000
Oslo Seismic Services, Inc. 1st Mtg. Bonds 8.28% due 06/01/11	337,668	341,053

		2,489,803

PAPER & RELATED PRODUCTS — 1.5%
Boise Paper Holdings LLC Company Guar. Notes 8.00% due 04/01/20*	825,000	849,750
Caraustar Industries, Inc. Senior Sec. Notes 10.00% due 08/15/14(1)(2)(3)	318,224	308,677
Cellu Tissue Holdings, Inc. Senior Sec. Notes 11.50% due 06/01/14	750,000	838,125
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	445,000	469,475
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	304,000	313,120
NewPage Corp. Senior Sec. Notes 11.38% due 12/31/14	700,000	719,250
Verso Paper Holdings LLC/Verso Paper, Inc. Senior Sec. Notes 9.13% due 08/01/14	250,000	255,000
Verso Paper Holdings LLC/Verso Paper, Inc. Senior Sec. Notes 11.50% due 07/01/14*	600,000	667,500

		4,420,897

PHARMACY SERVICES — 0.5%
BioScrip, Inc. Senior Notes 10.25% due 10/01/15*	1,425,000	1,460,625

PHOTO EQUIPMENT & SUPPLIES — 0.8%
Eastman Kodak Co. Senior Sec. Notes 9.75% due 03/01/18*	2,175,000	2,262,000

PHYSICIANS PRACTICE MANAGEMENT — 0.9%
US Oncology, Inc. Senior Sec. Notes 9.13% due 08/15/17	2,575,000	2,690,875

PIPELINES — 2.4%
Copano Energy LLC / Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	825,000	837,375
Crosstex Energy/Crosstex Energy Finance Corp. Senior Notes 8.88% due 02/15/18*	555,000	577,200
Dynegy-Roseton Danskammer Pass Through Certs., Series B 7.67% due 11/08/16	1,475,000	1,394,612
El Paso Corp. Senior Sub. Notes 6.88% due 06/15/14	1,100,000	1,138,919
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. Company Guar. Notes 8.50% due 07/15/16	575,000	592,250
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. Senior Notes 8.75% due 04/15/18	550,000	569,938
NGC Corp. Capital Trust Company Guar. Bonds 8.32% due 06/01/27	1,475,000	899,750
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 8.38% due 12/15/13	400,000	413,000
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	775,000	786,625

		7,209,669

PRINTING-COMMERCIAL — 1.6%
Cenveo Corp. Senior Sec. Notes 8.88% due 02/01/18*	1,550,000	1,600,375
Valassis Communications, Inc. Senior Notes 8.25% due 03/01/15	3,050,000	3,221,562

		4,821,937

PUBLISHING-BOOKS — 0.2%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	550,000	539,000

RADIO — 0.2%
Salem Communications Corp. Senior Sec. Notes 9.63% due 12/15/16	500,000	535,000

REAL ESTATE INVESTMENT TRUSTS — 0.5%
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17*	1,350,000	1,400,625

REAL ESTATE MANAGEMENT/SERVICES — 0.3%
CB Richard Ellis Services, Inc. Company Guar. Notes 11.63% due 06/15/17	700,000	794,500

RECYCLING — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(1)(4)(8)	3,385,000	14,217

RENTAL AUTO/EQUIPMENT — 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18*	1,200,000	1,296,000
United Rentals North America, Inc. Company Guar. Notes 7.75% due 11/15/13	1,800,000	1,813,500

		3,109,500

RESEARCH & DEVELOPMENT — 0.1%
Alion Science and Technology Corp. Senior Sec. Notes 12.00% due 11/01/14*(16)(17)	400,000	418,000

RETAIL-APPAREL/SHOE — 0.5%
Limited Brands, Inc. Senior Notes 6.95% due 03/01/33	912,000	820,800
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	125,000	127,500
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	416,000	461,760

		1,410,060

RETAIL-ARTS & CRAFTS — 0.1%
Michaels Stores, Inc. Company Guar. Notes 11.38% due 11/01/16	383,000	418,428

RETAIL-DRUG STORE — 0.5%
Rite Aid Corp. Senior Sec. Notes 10.25% due 10/15/19	700,000	764,750
Rite Aid Corp. Senior Sec. Notes 10.38% due 07/15/16	650,000	701,188

		1,465,938

RETAIL-PETROLEUM PRODUCTS — 0.4%
Ferrellgas Partners LP Senior Notes 6.75% due 05/01/14	595,000	584,588
Inergy LP/Inergy Finance Corp. Company Guar. Notes 8.25% due 03/01/16	700,000	728,000

		1,312,588

RETAIL-REGIONAL DEPARTMENT STORES — 0.6%
JC Penney Corp., Inc. Senior Notes 6.38% due 10/15/36	355,000	364,762
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.38% due 03/15/37	456,000	440,040
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	650,000	625,625
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	433,000	411,350

		1,841,777

RETAIL-RESTAURANTS — 0.3%
Landry’s Restaurants, Inc. Senior Sec. Notes 11.63% due 12/01/15*	775,000	837,000

RETAIL-TOY STORES — 0.7%
Toys R Us Property Co. LLC Senior Sec. Notes 8.50% due 12/01/17*	2,000,000	2,115,000

RUBBER-TIRES — 0.7%
The Goodyear Tire & Rubber Co. Senior Notes 10.50% due 05/15/16	1,825,000	2,032,594

RUBBER/PLASTIC PRODUCTS — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(2)(3)(10)(11)	750,000	0

SEISMIC DATA COLLECTION — 1.0%
Geokinetics Holdings, Inc. Senior Sec. Notes 9.75% due 12/15/14*	1,025,000	973,750
Global Geophysical Services, Inc. Company Guar. Notes 10.50% due 05/01/17*	600,000	588,000
Seitel, Inc. Senior Notes 9.75% due 02/15/14	1,670,000	1,402,800

		2,964,550

SPECIAL PURPOSE ENTITIES — 1.9%
Capital One Capital V Company Guar. Notes 10.25% due 08/15/39	1,525,000	1,830,000
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	1,095,000	914,325
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	750,000	750,000
Goldman Sachs Capital II Company Guar. Bonds 5.79% due 06/01/12(6)(7)	495,000	391,669
LBI Escrow Corp. Senior Sec. Notes 8.00% due 11/01/17*	350,000	362,687
Local TV Finance LLC Senior Notes 9.25% due 06/15/15*(1)	541,773	400,912
New Communications Holdings, Inc. Senior Notes 7.88% due 04/15/15*	100,000	103,250
New Communications Holdings, Inc. Senior Notes 8.25% due 04/15/17*	425,000	437,750
New Communications Holdings, Inc. Senior Notes 8.50% due 04/15/20*	425,000	437,750
New Communications Holdings, Inc. Senior Notes 8.75% due 04/15/22*	100,000	103,000

		5,731,343

STEEL-PRODUCERS — 1.5%
AK Steel Corp. Company Guar. Notes 7.63% due 05/15/20	400,000	412,000
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	1,369,000	1,480,231
Steel Dynamics, Inc. Company Guar. Notes 6.75% due 04/01/15	860,000	877,200
Steel Dynamics, Inc. Senior Notes 7.75% due 04/15/16	1,100,000	1,145,650
United States Steel Corp. Senior Notes 7.38% due 04/01/20	575,000	590,813

		4,505,894

STORAGE/WAREHOUSING — 0.5%
Mobile Mini, Inc. Company Guar. Notes 9.75% due 08/01/14	1,365,000	1,423,013

TELECOM SERVICES — 2.3%
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.18% due 12/15/23	450,000	375,750
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.20% due 11/29/23	1,850,000	1,544,750
Clearwire Communications LLC/Clearwire Finance, Inc. Senior Sec. Notes 12.00% due 12/01/15*	1,600,000	1,660,000
PAETEC Holding Corp Company Guar. Notes 8.88% due 06/30/17	900,000	925,875
SBA Telecommunications, Inc. Company Guar. Notes 8.25% due 08/15/19*	2,025,000	2,171,812
Telcordia Technologies, Inc. Senior Sec. Notes 11.00% due 05/01/18*	175,000	178,500

		6,856,687

TELEPHONE-INTEGRATED — 3.2%
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	1,009,000	1,019,090
Frontier Communications Corp. Senior Notes 7.13% due 03/15/19	675,000	651,375
Frontier Communications Corp. Senior Notes 8.13% due 10/01/18	1,325,000	1,358,125
Level 3 Financing, Inc. Company Guar. Notes 10.00% due 02/01/18*	1,375,000	1,354,375
Sprint Capital Corp. Company Guar. Notes 6.88% due 11/15/28	3,555,000	3,092,850
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	1,485,000	1,485,000
Windstream Corp. Company Guar. Notes 7.88% due 11/01/17	425,000	421,812

		9,382,627

TELEVISION — 0.6%
Allbritton Communications Co. Senior Notes 8.00% due 05/15/18*	350,000	350,000

Paxson Communications Corp. Senior Sec. Notes 7.38% due 01/15/13*†(1)(2)(3)(4)(6)(8)	2,320,361	0
Umbrella Acquisition, Inc. Company Guar. Notes 9.75% due 03/15/15*(1)	1,619,625	1,469,810
Young Broadcasting, Inc. Senior Sub. Notes 8.75% due 01/15/14†(4)(8)	765,000	1,760
Young Broadcasting, Inc. Company Guar. Notes 10.00% due 03/01/11†(4)(8)	785,000	1,805

		1,823,375

THEATERS — 0.3%
AMC Entertainment, Inc. Senior Notes 8.75% due 06/01/19	800,000	848,000

TRANSPORT-AIR FREIGHT — 1.0%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	629,707	538,399
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/20	1,636,643	1,587,543
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class C 8.77% due 01/02/11	586,827	457,725
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 01/02/14	413,780	405,505

		2,989,172

TRANSPORT-EQUIPMENT & LEASING — 0.2%
Maxim Crane Works LP Senior Sec. Notes 12.25% due 04/15/15*	625,000	643,750

TRANSPORT-MARINE — 0.2%
Overseas Shipholding Group, Inc. Senior Notes 8.13% due 03/30/18	600,000	612,000

TRANSPORT-SERVICES — 0.2%
Bristow Group, Inc. Senior Notes 7.50% due 09/15/17	700,000	707,875

WEB HOSTING/DESIGN — 0.3%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	925,000	963,156

WIRE & CABLE PRODUCTS — 0.3%
Coleman Cable, Inc. Senior Notes 9.00% due 02/15/18*	775,000	791,469

TOTAL U.S. CORPORATE BONDS & NOTES (cost $253,798,951)		259,243,004

Foreign Corporate Bonds & Notes — 6.6%

CHEMICALS-PLASTICS — 0.5%
Montell Finance Co. BV Company Guar. Notes 8.10% due 03/15/27*	1,650,000	1,600,500

COMPUTERS-MEMORY DEVICES — 0.1%
Seagate HDD Senior Notes 6.88% due 05/01/20*	325,000	325,813

DIVERSIFIED BANKING INSTITUTIONS — 0.3%
Royal Bank of Scotland Group PLC Bonds 7.64% due 09/29/17†(6)(7)(20)	1,425,000	922,687

INDEPENDENT POWER PRODUCERS — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(3)(8)(15)	4,590,000	4,590

MARINE SERVICES — 0.4%
Trico Shipping AS Senior Sec. Notes 11.88% due 11/01/14*	1,175,000	1,188,219

METAL PROCESSORS & FABRICATION — 0.0%
International Utility Structures Senior Sub Notes 10.75% due 02/01/08†(2)(3)	3,329,000	0

MULTIMEDIA — 0.2%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	475,000	476,188

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.0%
Compton Petroleum Finance Corp. Company Guar. Notes 7.63% due 12/01/13	1,000,000	850,000
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	2,270,000	2,162,175

		3,012,175

PAPER & RELATED PRODUCTS — 0.2%
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	525,000	601,370

PRINTING-COMMERCIAL — 0.0%
Quebecor World Capital Corp. Company Guar. Notes 8.75% due 03/15/16†(2)(3)(8)(15)	1,840,000	0

SATELLITE TELECOM — 1.8%
Intelsat Intermediate Holding Co., Ltd. Company Guar. Notes 9.50% due 02/01/15(5)	2,844,000	2,957,760

Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.88% due 01/15/15	2,148,000	2,233,920

		5,191,680

SEMICONDUCTOR EQUIPMENT — 0.4%
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. Senior Notes 10.50% due 04/15/18*	1,125,000	1,186,875

SPECIAL PURPOSE ENTITIES — 0.5%
Hellas Telecommunications Luxembourg II Sub. Notes 6.03% due 01/15/15*(6)(8)(15)	1,210,000	42,350
LBG Capital No.1 PLC Bank Guar. Notes 8.00% due 06/15/20*(2)(6)(7)	1,725,000	1,518,000

		1,560,350

STEEL-PRODUCERS — 0.4%
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	1,150,000	1,178,750

TELEPHONE-INTEGRATED — 0.5%
Virgin Media Finance PLC Company Guar. Notes 8.38% due 10/15/19	1,325,000	1,387,937

TRANSPORT-RAIL — 0.3%
Kansas City Southern de Mexico SA de CV Senior Notes 8.00% due 02/01/18*	950,000	990,375

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $24,412,427)		19,627,509

Loans(13)(14) — 1.2%

BEVERAGES-NON-ALCOHOLIC — 0.2%
Le-Natures, Inc. BTL 7.00% due 03/01/11†(3)(4)(8)(12)	1,200,000	488,000

BUILDING-RESIDENTIAL/COMMERCIAL — 0.0%
TOUSA, Inc. BTL 12.25% due 08/15/13(3)(9)(12)	1,377,760	24,111

ELECTRIC-INTEGRATED — 0.1%
Texas Competitive Electric Holdings Co. LLC BTL-3 3.75% due 10/10/14(3)(12)	476,383	389,377
Texas Competitive Electric Holdings Co. LLC BTL-3 3.79% due 10/10/14(3)(12)	3,693	3,019

		392,396

MEDICAL-DRUGS — 0.5%
Triax Pharmaceuticals LLC BTL 16.50% due 08/30/11(2)(3)(12)(16)	1,685,409	1,533,723

MEDICAL-HOSPITALS — 0.4%
Capella Healthcare, Inc. 2nd Lien 13.00% due 02/29/16(3)(12)	1,000,000	1,020,000

TOTAL LOANS (cost $5,646,835)		3,458,230

Common Stock — 0.9%

CASINO SERVICES — 0.0%
Capital Gaming International, Inc.†(2)(3)	103	0

ENERGY-ALTERNATE SOURCES — 0.0%
VeraSun Energy Corp.†(2)(3)	75,000	0

FOOD-MISC. — 0.1%
Wornick Co.†(2)(3)(12)	8,418	318,537

GAMBLING (NON-HOTEL) — 0.1%
Shreveport Gaming Holdings, Inc.†(2)(3)(12)	17,578	245,828

GAS-DISTRIBUTION — 0.1%
MXEnergy Holdings, Inc.†(2)(3)	267,187	226,975

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC†(2)(3)(12)(17)	128,418	1,284

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.0%
Critical Care Systems International, Inc.†(2)(3)(12)	70,165	8,771

OIL-FIELD SERVICES — 0.4%
Stallion Oilfield Holdings, Inc.†(3)(12)	53,296	1,270,000

PAPER & RELATED PRODUCTS — 0.1%
Caraustar Industries, Inc.†(2)(3)	141	322,549

PUBLISHING-PERIODICALS — 0.1%
Haights Cross Communication, Inc.(2)(3)(12)	49,215	249,028

TOTAL COMMON STOCK (cost $4,421,696)		2,642,972

Preferred Stock — 0.0%

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC, Class C 14.70%(2)(3)(12)(cost $78,353)	39,177	392

Warrants† — 0.0%

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.0%
Transmeridian Exploration, Inc. Expires 12/15/10 (Strike price $4.31)(2)(3)	44,885	0

PUBLISHING-PERIODICALS — 0.0%
The Reader’s Digest Association, Inc. Expires 02/19/14(2)	6,261	6,483

TOTAL WARRANTS (cost $129,918)		6,483

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $289,760,180)		286,047,070

Repurchase Agreement — 1.4%

State Street Bank & Trust Co. Joint Repurchase Agreement(18) (cost $4,108,000)	$4,108,000	$4,108,000

TOTAL INVESTMENTS (cost $293,868,180)(19)	97.5%	290,155,070
Other assets less liabilities	2.5	7,459,339

NET ASSETS	100.0%	$297,614,409

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $90,919,363 representing 30.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Income may be received in cash or additional bonds at the discretion of the issuer.

(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(3)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $12,918,767 representing 4.3% of net assets.

(4)	Company has filed for Chapter 11 bankruptcy protection.

(5)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(6)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(7)	Perpetual maturity — maturity date reflects the next call date.

(8)	Security in default

(9)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.

(10)	Company has filed for Chapter 7 bankruptcy.

(11)	Bond is in default and did not pay principal at maturity.

(12)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2010, the High-Yield Bond Portfolio held the following restricted securities:

		Principal
	Acquisition	Amount/	Acquisition		Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets

Capella Healthcare, Inc.
13.00% due 02/29/16
Loan Agreement	03/11/08	$1,000,000	$990,887	$1,020,000	$102.00	0.34%

Critical Care Systems International, Inc.
Common Stock	06/26/06	70,165	583,324	8,771	0.13	0.00

ICO North America, Inc.
7.50% due 08/15/09	08/11/05	1,125,000	1,125,000
	02/15/08	47,000	47,000
	09/12/08	49,000	49,000
	02/27/09	51,000	51,000

		1,272,000	1,272,000	1,068,480	84.00	0.36

Haights Cross Communications, Inc.
Common Stock	09/10/03	14,914	117,370
	01/27/04	28,336	223,002
	12/11/09	5,965	46,948

		49,215	387,320	249,028	5.06	0.08

Le-Natures, Inc.
7.00% due 03/01/11
Loan Agreement	09/26/06	1,200,000	1,200,000	488,000	40.67	0.16

Shreveport Gaming Holdings, Inc.
Common Stock	07/21/05	2,402	55,294
	07/29/05	15,176	349,393

		17,578	404,687	245,828	13.98	0.08

Stallion Oilfield Service
Common Stock	02/02/10	55,296	1,930,000	1,270,000	23.83	0.43

Texas Competitive Electric Holdings Co., Inc.
3.75% due 10/10/14
Loan Agreement	11/11/08	476,383	476,383	389,377	81.74	0.13

Texas Competitive Electric Holdings Co., Inc.
3.79% due 10/10/14
Loan Agreement	03/31/09	2,462	2,462
	12/29/09	1,231	1,231

		3,693	3,693	3,019	81.75	0.00

TOUSA, Inc.
12.25% due 08/15/13
Loan Agreement	10/11/07	1,022,829	931,684
	01/29/08	11,293	14,571
	03/14/08	10,700	14,171
	04/09/08	26,285	26,285
	06/30/08	37,503	37,503
	10/07/08	39,014	39,014
	01/15/09	37,728	37,728
	03/31/09	35,804	35,804
	06/30/09	37,295	37,295
	09/30/09	38,857	38,857
	12/30/09	40,056	40,056
	03/31/10	40,396	40,396

		1,377,760	1,293,364	24,111	1.75	0.01

Triax Pharmaceuticals LLC
16.50% due 08/30/11
Loan Agreement	08/31/07	1,500,000	1,393,239
	10/31/07	3,875	22,599
	01/24/08	11,404	11,404
	04/16/08	11,239	11,239
	07/01/08	11,449	11,449
	10/01/08	11,534	11,534
	1/05/09	11,751	11,751
	4/01/09	11,579	11,579
	07/01/09	11,796	11,796
	10/07/09	11,885	11,885
	04/28/10	88,897	88,897

		1,685,409	1,597,372	1,533,723	91.00	0.51

Triax Pharmaceuticals LLC
Common Stock	08/31/07	128,418	53,936	1,284	0.01	0.00

Triax Pharmaceuticals LLC Class C 14.70%
Preferred Stock	08/31/07	39,177	78,353	392	0.01	0.00

Wornick Co.
Common Stock	08/08/08	8,418	1,113,241	318,537	37.84	0.11

				$6,620,550		2.21%

(13)	The Portfolio invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(14)	Senior Loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(15)	Company has filed for bankruptcy in country of issuance.

(16)	A portion of the interest is paid in the form of additional bonds/loans.

(17)	Consists of more than one type of securities traded together as a unit.

(18)	See Note 2 for details of Joint Repurchase Agreements.

(19)	See Note 4 for cost of investments on a tax basis.

(20)	Effective April 30, 2010, interest payments were suspended for twenty-four months according to an agreement with the European Commission.
ADR — American Depository Receipt
BTL — Bank Term Loan
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Convertible Bonds & Notes	$—	$—	$1,068,480	$1,068,480
U.S. Corporate Bonds & Notes	—	252,246,738	6,997,133	259,243,871
Foreign Corporate Bonds & Notes	—	18,109,509	1,518,000	19,627,509
Loans	—	392,396	3,065,834	3,458,230
Common Stock	—	—	2,642,972	2,642,972
Preferred Stock	—	—	392	392
Warrants	—	—	6,483	6,483
Repurchase Agreement	—	4,108,000	—	4,108,000

Total	$—	$274,856,643	$15,299,294	$290,155,937

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Convertible	U.S. Corporate	Foreign Corporate		Common	Preferred
	Bonds & Notes	Bonds & Notes	Bonds & Notes	Loans	Stock	Stock	Warrants
Balance as of 1/31/2010	$725,040	$8,758,282	$0	$4,243,558	$1,094,575	$392	$0
Accrued discounts/premiums	—	8,092	—	2,726	—	—	—
Realized gain(loss)	—	262,152	—	—	—	—	(8,553)
Change in unrealized appreciation(depreciation)	343,440	304,827	(43,125)	549,609	(768,923)	—	8,553
Net purchases(sales)	—	(2,336,220)	1,561,125	(1,730,059)	2,317,320	—	6,483
Transfers in and/or out of Level 3	—	—	—	—	—	—	—

Balance as of 4/30/2010	$1,068,480	$6,997,133	$1,518,000	$3,065,834	$2,642,972	$392	$6,483

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TOTAL RETURN BOND PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Asset Backed Securities — 3.7%		Shares/ Principal	Value
		Amount**	(Note 1)

DIVERSIFIED FINANCIAL SERVICES — 3.7%
Access Group, Inc. Student Loan Backed Note Series 2008-1, Class A 1.62% due 10/27/25(1)		$1,062,571	$1,086,234
Bear Stearns Asset Backed Securities Trust Series 2006-SD3, Class 1A-1A 5.50% due 08/25/36		589,994	348,001
Bear Stearns Commercial Mtg. Securities Series 1999-CLF1, Class A3 7.00% due 05/20/30(2)		291,677	305,453
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB9, Class A1 0.32% due 11/25/36(1)		33,099	28,129
Cwabs Asset Backed Certificates Trust Series 2006-15, Class A2 5.68% due 10/25/46(3)		3,000,000	2,881,449
Franklin Auto Trust Series 2008-A, Class A3 1.84% due 06/20/12(1)		900,000	906,328
GS Mtg. Securities Corp. II Series 2001-ROCK, Class A2 6.62% due 05/03/18*(2)		300,000	313,625
GSR Mtg. Loan Trust Series 2005-AR6, Class 2A1 2.95% due 09/25/35(1)(2)		482,992	470,382
Harborview Mtg. Loan Trust Series 2006-12, Class 2A2A 0.45% due 01/19/38(1)(2)		662,116	390,823
Indymac Index Mtg. Loan Trust Series 2005-AR1, Class 1A1 3.54% due 03/25/35(2)(3)		627,563	447,866
Magnolia Funding, Ltd. Series 2010-1A, Class A1 3.00% due 04/20/17*(6)	EUR	3,199,003	4,236,737
Prime Mtg. Trust Series 2006-1, Class 1A1 5.50% due 06/25/36(2)		720,150	574,882
Residential Asset Securitization Trust Series 2003-A8, Class A2 0.61% due 10/25/18(1)(2)		361,868	327,716
SLM Student Loan Trust Series 2008-9, Class A 1.82% due 04/25/23(1)		2,297,349	2,382,661
SLM Student Loan Trust Series 2007-2, Class A2 0.32% due 07/25/17(1)		491,219	487,358
SLM Student Loan Trust Series 2008-7, Class A1 0.72% due 10/27/14(1)		458,301	458,918
South Carolina Student Loan Corp. Series 2008-1, Class A1 0.75% due 09/02/14(1)		112,745	112,827
Wachovia Bank Commercial Mtg. Trust, Series 2006-C29, Class A4 5.31% due 11/15/48(2)		1,000,000	1,017,589
WaMu Mtg. Pass Through Certificates Series 2005-AR6, Class 2A1A 0.49% due 04/25/45(1)(2)		199,960	167,516
WaMu Mtg. Pass Through Certs. Series 2005-AR13, Class A1A1 0.55% due 10/25/45(1)(2)		561,563	470,497

TOTAL ASSET BACKED SECURITIES (cost $16,384,548)			17,414,991

U.S. Corporate Bonds & Notes — 11.6%

AUTO-CARS/LIGHT TRUCKS — 0.2%
Daimler Finance North America LLC Notes 4.88% due 06/15/10		1,000,000	1,004,177
Daimler Finance North America LLC Company Guar. Bonds 5.75% due 09/08/11		100,000	105,471

			1,109,648

BANKS-COMMERCIAL — 1.0%
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/13		105,338	103,626
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/14		158,007	152,477
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15		158,007	150,699
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/16		263,346	250,508
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17		368,684	350,710
National City Bank Senior Notes 0.37% due 06/18/10(1)		500,000	499,952
Wachovia Bank NA Sub. Notes 0.59% due 03/15/16(1)		3,600,000	3,414,827

			4,922,799

BANKS-SUPER REGIONAL — 0.4%
JPMorgan Chase Bank NA Sub. Notes 0.59% due 06/13/16(1)		600,000	563,535
KeyCorp Senior Notes 6.50% due 05/14/13		1,000,000	1,088,114
Wachovia Corp. Senior Notes 5.30% due 10/15/11		400,000	421,536

			2,073,185

BUILDING PRODUCTS-WOOD — 0.4%
Masco Corp. Senior Notes 6.13% due 10/03/16		2,000,000	2,045,148

COMPUTERS — 0.1%
Hewlett-Packard Co. Notes 0.32% due 06/15/10(1)		700,000	700,031

DIVERSIFIED BANKING INSTITUTIONS — 3.6%
Bank of America Corp. Senior Notes 5.65% due 05/01/18		2,000,000	2,024,288

Bank of America Corp. Senior Notes 5.75% due 12/01/17		1,600,000	1,634,602
Citigroup, Inc. Senior Notes 5.85% due 07/02/13		1,700,000	1,814,041
Citigroup, Inc. Senior Notes 6.13% due 11/21/17		2,400,000	2,493,729
JP Morgan Chase & Co. Senior Notes 6.00% due 01/15/18		700,000	754,759
Morgan Stanley Senior Notes 0.78% due 10/15/15(1)		100,000	92,823
Morgan Stanley Senior Notes 6.00% due 04/28/15		1,800,000	1,923,469
Morgan Stanley Senior Notes 6.63% due 04/01/18		3,200,000	3,392,793
The Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18		1,200,000	1,230,911
The Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18		1,200,000	1,243,084
The Goldman Sachs Group, Inc. Senior Notes 6.25% due 09/01/17		300,000	313,996

			16,918,495

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39		600,000	666,941

ELECTRIC-INTEGRATED — 0.2%
Dominion Resources, Inc. Senior Notes 1.31% due 06/17/10(1)		800,000	800,930

FINANCE-COMMERCIAL — 0.2%
Caterpillar Financial Services Corp. Senior Notes 1.03% due 06/24/11(1)		900,000	907,572

FINANCE-CONSUMER LOANS — 0.3%
SLM Corp. Senior Notes 0.55% due 10/25/11(1)		500,000	480,706
SLM Corp. Senior Notes 4.75% due 03/17/14	EUR	600,000	755,851

			1,236,557

FINANCE-CREDIT CARD — 1.0%
American Express Credit Corp. Senior Notes Series B 0.40% due 10/04/10		700,000	700,029
American Express Credit Corp. Senior Notes 1.66% due 05/27/10(1)		600,000	600,447
American Express Credit Corp. Senior Notes 5.88% due 05/02/13		3,100,000	3,389,230

			4,689,706

FINANCE-INVESTMENT BANKER/BROKER — 1.6%
Lehman Brothers Holdings, Inc. Senior Notes 6.88% due 05/02/18†(4)(5)		1,000,000	222,500
Merrill Lynch & Co., Inc. Senior Notes 0.96% due 05/30/14(1)	EUR	200,000	248,380
Merrill Lynch & Co., Inc. Senior Notes 1.39% due 09/27/12(1)	EUR	800,000	1,039,159
Merrill Lynch & Co., Inc. Notes 6.88% due 04/25/18		1,900,000	2,046,228
Morgan Stanley Senior Notes 6.60% due 04/01/12		900,000	973,897
The Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15		400,000	430,687
The Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17		900,000	995,687
The Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18		1,300,000	1,499,702

			7,456,240

HOTELS/MOTELS — 0.4%
Hyatt Hotels Corp. Senior Notes 5.75% due 08/15/15*		700,000	720,440
Hyatt Hotels Corp. Senior Notes 6.88% due 08/15/19*		1,200,000	1,242,653

			1,963,093

INSURANCE-LIFE/HEALTH — 0.2%
Pricoa Global Funding I Notes 0.44% due 01/30/12*(1)		500,000	489,498
Pricoa Global Funding I Notes 0.49% due 09/27/13*(1)		400,000	381,615

			871,113

INTERNET CONNECTIVITY SERVICES — 0.0%
Rhythms Netconnections, Inc. Senior Notes 13.50% due 05/15/08†(6)(7)		1,700,000	0
Rhythms Netconnections, Inc. Senior Notes 14.00% due 02/15/10†(6)(7)		400,000	0

			0

MISCELLANEOUS MANUFACTURING — 0.0%
Propex Fabrics, Inc. Company Guar. Notes 10.00% due 12/01/12(4)(5)		205,000	205

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.2%
Pemex Project Funding Master Trust Company Guar. Notes 9.13% due 10/13/10		1,130,000	1,175,200

PRINTING-COMMERCIAL — 0.3%
R.R. Donnelley & Sons, Co. Notes 11.25% due 02/01/19		1,100,000	1,404,861

SPECIAL PURPOSE ENTITIES — 0.4%
Barnett Capital Trust III Notes 0.87% due 02/01/27(1)		2,700,000	1,976,276
CA FM Lease Trust Senior Notes 8.50% due 07/15/17*(6)(7)		114,918	118,939

			2,095,215

TELEPHONE-INTEGRATED — 0.7%
AT&T Corp. Senior Notes 8.00% due 11/15/31		1,000,000	1,235,877
Sprint Capital Corp. Company Guar. Notes 7.63% due 01/30/11		1,000,000	1,026,250
Sprint Nextel Corp. Senior Notes 0.68% due 06/28/10*(1)(6)		1,000,000	996,925

			3,259,052

TOBACCO — 0.3%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18		500,000	628,795
Reynolds American, Inc. Company Guar. Notes 7.25% due 06/01/13		500,000	556,635

			1,185,430

TOTAL U.S. CORPORATE BONDS & NOTES (cost $51,346,459)			55,481,421

Foreign Corporate Bonds & Notes — 16.8%

BANKS-COMMERCIAL — 4.5%
ANZ National International, Ltd. Company Guar. Notes 6.20% due 07/19/13*		1,000,000	1,102,560
Barclays Bank PLC Senior Notes 5.20% due 07/10/14		1,300,000	1,394,314
Barclays Bank PLC Jr. Sub. Notes 7.43% due 12/15/17*(1)(8)		1,100,000	1,078,000
Barclays Bank PLC Sub. Notes 14.00% due 06/15/19(1)(8)	GBP	100,000	203,497
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		2,900,000	2,927,982
Credit Suisse AG Sub. Notes 5.40% due 01/14/20		100,000	101,807
ING Bank NV Government Guar. Notes 2.63% due 02/05/12*		4,100,000	4,210,629
Royal Bank of Scotland Group PLC Bonds 6.99% due 10/15/17*(1)(8)(9)		1,200,000	882,000
Swedbank AB Government Guar. Notes 2.80% due 02/10/12*		5,000,000	5,136,176
Swedbank AB Government Guar. Notes 3.00% due 12/22/11*		2,200,000	2,259,049
UBS AG Notes 5.75% due 04/25/18		1,300,000	1,362,544
UBS AG Stamford Branch Senior Notes 1.19% due 06/19/10(1)		900,000	900,939

			21,559,497

BANKS-MONEY CENTER — 2.3%
Deutsche Bank AG (London) Notes 4.88% due 05/20/13		1,300,000	1,395,584
Lloyds TSB Bank PLC Government Guar. Notes 0.80% due 06/09/11(1)	EUR	500,000	666,184
Lloyds TSB Bank PLC Sub. Notes 12.00% due 12/16/24(1)(6)(8)*		4,100,000	4,742,825
Lloyds TSB Bank PLC Bank Guar. Notes 4.38% due 01/12/15*		3,500,000	3,475,521
Lloyds TSB Bank PLC Bank Guar. Notes 5.80% due 01/13/20*		600,000	594,646

			10,874,760

BANKS-SPECIAL PURPOSE — 2.1%
Dexia Credit Local Government Guar. Notes 2.75% due 01/10/14*		6,300,000	6,410,470
Export-Import Bank of Korea Senior Notes 8.13% due 01/21/14		2,200,000	2,535,494
Fortis Bank Nederland Holding NV Government Guar. Notes 1.25% due 06/10/11(1)	EUR	700,000	932,080

			9,878,044

DIVERSIFIED BANKING INSTITUTIONS — 1.2%
BNP Paribas Jr. Sub. Notes 7.20% due 06/25/37*(1)(8)		1,000,000	940,000
HSBC Holdings PLC Sub. Notes 6.80% due 06/01/38		1,000,000	1,092,019
UBS AG Senior Notes 1.35% due 02/23/12(1)		3,800,000	3,824,134

			5,856,153

OIL & GAS DRILLING — 0.9%
Transocean, Inc. Senior Notes 1.63% due 12/15/37		4,400,000	4,317,500

OIL COMPANIES-INTEGRATED — 0.1%
Suncor Energy, Inc. Senior Notes 6.85% due 06/01/39		400,000	444,166

PAPER & RELATED PRODUCTS — 0.0%
Pindo Deli Finance BV Company Guar. Bonds zero coupon due 04/28/27*(6)		1,743,170	26,148
Pindo Deli Finance BV Company Guar. Notes 2.51% due 04/28/18*(1)(6)		432,197	52,944
Pindo Deli Finance BV Company Guar. Notes 3.05% due 04/28/15*(1)(6)		73,261	10,440

Tjiwi Kimia Finance BV Company Guar. Notes zero coupon due 04/28/27*(6)		724,965	10,874
Tjiwi Kimia Finance BV Company Guar. Notes 2.51% due 04/28/18*(1)(6)		293,490	35,952
Tjiwi Kimia Finance BV Company Guar. Notes 3.05% due 04/28/15(1)		195,908	25,958

			162,316

SOVEREIGN — 4.5%
Bundesschatzanweisungen Bonds 4.00% due 09/10/10	EUR	15,800,000	21,302,182

SPECIAL PURPOSE ENTITY — 0.3%
Pearson Dollar Finance Two PLC Company Guar. Notes 5.50% due 05/06/13*		1,100,000	1,177,130

SUGAR — 0.5%
Tate & Lyle International Finance PLC Company Guar. Notes 6.63% due 06/15/16*		2,300,000	2,474,407

TELEPHONE-INTEGRATED — 0.4%
British Telecommunications PLC Senior Notes 5.95% due 01/15/18		1,700,000	1,784,141

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $77,947,468)			79,830,296

Foreign Government Agencies — 5.5%

SOVEREIGN — 5.5%
Federal Republic of Germany Bonds 1.00% due 03/16/12	EUR	8,000,000	10,697,400
Government of Canada Notes 1.50% due 03/01/12	CAD	13,700,000	13,389,127
Russian Federation Bonds 7.50% due 03/31/30*(10)		361	414
United Mexican States Notes 5.95% due 03/19/19		1,900,000	2,044,400

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $25,570,541)			26,131,341

Municipal Bonds & Notes — 3.9%

American Municipal Power-Ohio, Inc. 6.45% due 02/15/44		1,395,000	1,455,194
Chicago Transit Authority Series A 6.90% due 12/01/40		800,000	896,840
Chicago Transit Authority Series B 6.90% due 12/01/40		900,000	1,008,945
District of Columbia 5.59% due 12/01/34		4,000,000	4,079,800
East Bay Municipal Utility District 5.87% due 06/01/40		2,200,000	2,321,352
Ohio Housing Finance Agency Series F 6.04% due 09/01/17		425,000	428,115
State of Illinois General Obligation 1.82% due 01/01/11		1,900,000	1,904,712
State of Illinois General Obligation 2.77% due 01/01/12		6,500,000	6,578,455
State of Illinois General Obligation 4.42% due 01/01/15		100,000	101,540

TOTAL MUNICIPAL BONDS & NOTES (cost $18,228,612)			18,774,953

U.S. Government Agencies — 19.4%

FEDERAL HOME LOAN MTG. CORP. — 0.3%
Federal Home Loan Mtg. Corp. REMIC
Series 3346, Class FA 0.48% due 02/15/19(1)		208,247	208,260
Series T-62, Class 1A1 1.67% due 10/25/44(1)		186,061	178,031
Series T-61, Class 1A1 1.87% due 07/25/44(1)		1,034,532	1,019,958

			1,406,249

FEDERAL NATIONAL MTG. ASSOC. — 15.8%
4.00% due 12/01/39		990,011	969,334
4.50% due 02/01/38		831,302	840,143
4.50% due 06/01/39		1,963,724	1,982,155
4.50% due 08/01/39		16,695,593	16,852,289
4.50% due 09/01/39		3,962,743	3,999,935
4.50% due 10/01/39		3,906,785	3,943,452
4.98% due 06/01/35(1)		572,811	597,581
5.00% due May TBA		6,100,000	6,313,500
5.50% due 11/01/32		426,115	452,286
5.50% due 01/01/33		4,174,094	4,430,453
5.50% due 05/01/33		6,487,081	6,885,495
5.50% due 01/01/34		939,922	997,648
5.50% due 04/01/34		20,367,997	21,615,873
5.50% due 10/01/36		353,656	373,277
5.50% due 04/01/37		991,982	1,052,919
6.00% due 04/01/36		1,000,000	1,067,573
6.00% due 11/01/37		1,000,000	1,065,073
6.00% due 12/01/37		778,657	829,327
6.00% due 02/01/38		1,000,000	1,064,448
6.50% due 10/01/37		193,067	209,218

			75,541,979

GOVERNMENT NATIONAL MTG. ASSOC. — 2.3%
0.56% due 05/20/37(1)(2)		1,066,708	1,047,899
6.00% due 08/15/31		4,518	4,920
6.00% due 05/15/35		119,518	128,964
6.00% due 01/15/36		67,432	72,572
6.00% due 02/15/36		26,681	28,715
6.00% due 11/15/37		1,920,160	2,062,912
6.00% due 12/15/37		1,232,201	1,323,807
6.00% due 01/15/38		269,088	289,009
6.00% due 02/15/38		31,147	33,453
6.00% due 03/15/38		572,339	614,710
6.00% due 04/15/38		88,727	95,296
6.00% due 05/15/38		454,443	488,086
6.00% due 08/15/38		1,539,365	1,653,326
6.00% due 09/15/38		761,891	818,294
6.50% due 06/15/38		958,593	1,038,815
6.50% due 07/15/38		824,264	893,244
6.50% due 08/15/38		88,974	96,420
6.50% due 10/15/38		61,693	66,886

			10,757,328

SOVEREIGN — 1.0%
Overseas Private Investment Corp. Bonds zero coupon due 09/20/13		2,192,079	2,359,554

Overseas Private Investment Corp. Government Guar. Notes 5.75% due 04/15/14	2,100,000	2,507,085

		4,866,639

TOTAL U.S. GOVERNMENT AGENCIES (cost $91,574,892)		92,572,195

U.S. Government Treasuries — 29.1%

UNITED STATES TREASURY BONDS — 16.3%
1.38% due 01/15/20	5,312,084	5,358,979
4.25% due 05/15/39	5,500,000	5,251,642
4.38% due 02/15/38	600,000	587,906
4.38% due 11/15/39(12)	6,800,000	6,630,000
4.50% due 08/15/39	4,700,000	4,676,500
6.25% due 08/15/23	1,900,000	2,323,937
7.13% due 02/15/23	1,100,000	1,439,797
7.25% due 08/15/22	1,700,000	2,241,875
7.50% due 11/15/24	1,800,000	2,460,938
7.63% due 11/15/22	1,900,000	2,582,516
7.88% due 02/15/21(12)	7,100,000	9,671,535
8.00% due 11/15/21	6,900,000	9,539,250
8.13% due 08/15/19	1,000,000	1,361,172
8.13% due 05/15/21	2,500,000	3,469,140
8.50% due 02/15/20	1,700,000	2,379,203
8.75% due 05/15/20	600,000	855,563
8.75% due 08/15/20	5,800,000	8,293,095
8.88% due 02/15/19	6,200,000	8,755,566

		77,878,614

UNITED STATES TREASURY NOTES — 12.8%
1.00% due 07/31/11	110,000	110,593
1.00% due 10/31/11	17,600,000	17,674,255
2.25% due 01/31/15(12)	7,200,000	7,173,000
2.50% due 04/30/15	12,100,000	12,144,407
3.00% due 09/30/16	3,200,000	3,204,749
3.00% due 02/28/17(12)(13)	12,600,000	12,539,948
3.13% due 10/31/16	1,300,000	1,309,750
3.13% due 04/30/17	2,500,000	2,501,563
3.63% due 08/15/19	4,200,000	4,206,560

		60,864,825

TOTAL U.S. GOVERNMENT TREASURIES (cost $139,031,009)		138,743,439

Common Stock — 0.0%

COMMUNICATIONS SOFTWARE — 0.0%
Ventelo GmbH†(7)	11,286	0

ELECTRIC-INTEGRATED — 0.0%
PNM Resources, Inc.	63	856

TELECOM EQUIPMENT-FIBER OPTICS — 0.0%
Viatel Holding Bermuda Ltd.	2	1

TELEPHONE-INTEGRATED — 0.0%
XO Holdings, Inc.	682	538

TOTAL COMMON STOCK (cost $418,867)		1,395

Membership Interest Certificates — 0.0%

ELECTRIC-INTEGRATED — 0.0%
SW Acquisition†(7) (cost $0)	1	6

Warrants+ — 0.0%

BANKS-COMMERCIAL — 0.0%
Central Bank of Nigeria Expires 11/15/20(7) (cost $0)	250	28,750

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $420,502,396)		428,978,787

Short-Term Investment Securities — 7.2%

COMMERCIAL PAPER — 0.8%
Barclays Bank PLC 1.11% due 03/22/11	3,900,000	3,897,219

U.S. GOVERNMENT TREASURIES — 6.4%
United States Treasury Bills
0.18% due 08/19/10	320,000	319,832
0.18% due 09/02/10	280,000	279,825
0.23% due 08/26/10	40,000	39,976
0.35% due 09/23/10	30,000,000	29,976,750

		30,616,383

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $34,510,729)		34,513,602

Repurchase Agreement — 2.6%

Agreement with J.P. Morgan Securities., bearing interest at 0.20%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $12,300,205 and collateralized by $12,517,000 of Federal Home Loan Mtg. Assoc. Notes, bearing interest at 4.56% due 10/18/13 and having approximate value of $12,548,658 (cost $12,300,000)	12,300,000	12,300,000

TOTAL INVESTMENTS (cost $467,313,125) (11)	99.8%	475,792,389
Other assets less liabilities	0.2	899,735

NET ASSETS	100.0%	$476,692,124

Bonds & Notes Sold Short — (5.8)%

U.S. GOVERNMENT AGENCIES. — (5.8)%
Federal National Mtg. Assoc.
5.50% due May TBA	(5,000,000)	(5,266,405)
5.50% due June TBA	(12,000,000)	(12,624,372)
6.00% due May TBA	(3,000,000)	(3,202,968)

		(21,093,745)

Government National Mtg. Assoc.
5.50% due May TBA	(6,000,000)	(6,434,064)

TOTAL BONDS & NOTES SOLD SHORT (proceeds $(27,435,626))		$(27,527,809)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $45,051,674 representing 9.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	Denominated in United States Dollars unless otherwise indicated

†	Non-income producing security

(1)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(2)	Collateralized Mortgage Obligation

(3)	Variable Rate Security — the rate reflected is as of April 30, 2010, maturity date reflects the stated maturity date.

(4)	Bond in default

(5)	Company has filed for Chapter 11 bankruptcy protection.

(6)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $5,514,917 representing 1.2% of net assets.

(7)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(8)	Perpetual maturity — maturity date reflects the next call date.

(9)	Effective April 30, 2010, interest payments were suspended for twenty-four months according to an agreement with the European Commission.

(10)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(11)	See Note 4 for cost of investments on a tax basis.

(12)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(13)	The security or portion thereof represents collateral for options.

CAD	— Canadian Dollar

EUR	— Euro Dollar

GBP	— British Pound

REMIC — Real Estate Mortgage Investment Conduit

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

Written Options on Interest Rate Swap Contracts

						Unrealized
	Expiration	Strike	Number of	Premiums	Value at	Appreciation /
Issue	Month	Price	Shares	Received	April 30, 2010	(Depreciation)

Call option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to pay a fixed rate of 3.60% versus the three month USD-LIBOR-BBA maturing on 05/25/2020	May 2010	3.60	1,200,000	$6,840	$5,589	$1,251

Call option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to pay a fixed rate of 3.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	3.50	4,400,000	16,500	21,110	(4,610)

Call option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to pay a fixed rate of 3.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	3.50	4,400,000	44,880	21,110	23,770

Call option to enter an interest rate swap with Citibank NA for the obligation to pay a fixed rate of 3.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	3.50	9,200,000	67,390	44,139	23,251

Call option to enter an interest rate swap with Bank of America NA for the obligation to pay a fixed rate of 3.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	3.50	2,800,000	19,400	13,434	5,966

Call option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to pay a fixed rate of 3.50% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	3.50	16,200,000	82,860	135,578	(52,718)

Call option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	3.25	6,500,000	32,500	23,569	8,931

Call option to enter an interest rate swap with Barclays Bank PLC for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	3.25	2,300,000	6,555	8,340	(1,785)

Call option to enter an interest rate swap with Bank of America NA for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	3.25	5,600,000	14,560	20,305	(5,745)

Call option to enter an interest rate swap with Bank of America NA for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 11/02/2020	October 2010	3.25	1,200,000	3,480	6,975	(3,495)

Call option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 01/26/2021	January 2011	3.25	7,200,000	40,140	59,015	(18,875)

Call option to enter an interest rate swap with Citibank NA for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 01/26/2021	January 2011	3.25	2,200,000	12,100	18,032	(5,932)

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 4.10% versus the three month USD-LIBOR-BBA maturing on 05/25/2020	May 2010	4.10	1,200,000	6,720	546	6,174

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 4.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	4.50	4,400,000	10,120	1,439	8,681

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 4.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	4.50	4,400,000	41,360	1,439	39,921

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 4.50% versus the three month USD-LIBOR-BBA maturing on 06/16/2020	June 2010	4.50	2,800,000	17,800	916	16,884

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 6.00% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	6.00	18,200,000	148,330	867	147,463

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 4.50% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	4.50	16,200,000	106,620	69,014	37,606

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 4.75% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	4.75	6,500,000	78,000	14,350	63,650

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 4.75% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	4.75	2,300,000	9,948	5,078	4,870

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 4.75% versus the three month USD-LIBOR-BBA maturing on 09/02/2020	August 2010	4.75	15,000,000	125,760	33,115	92,645

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on 11/02/2020	October 2010	5.00	1,200,000	9,360	3,971	5,389

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 4.00% versus the three month USD-LIBOR-BBA maturing on 12/05/2015	December 2010	4.00	31,400,000	193,148	138,877	54,271

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 4.00% versus the three month USD-LIBOR-BBA maturing on 12/03/2015	December 2010	4.00	16,400,000	103,320	72,534	30,786

Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on 01/26/2021	January 2011	5.00	2,200,000	17,820	16,891	929

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	600,000	4,080	465	3,615

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	5,700,000	34,803	4,416	30,387

Put option to enter an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	100,000	690	77	613

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	300,000	2,040	232	1,808

				$1,257,124	$741,423	$515,701

USD — United States Dollar
LIBOR — London Interbank Offered Rate
BBA — British Banking Association
Written Call Options on Exchange Traded Futures

						Unrealized
	Expiration	Strike	Number of	Premiums	Value at	Appreciation /
Issue	Month	Price	Contracts	Received	April 30, 2010	(Depreciation)

CBOT U.S. Treasury 10-Year Note June Futures	May 2010	$119.00	8,900	$24,627	$22,250	$2,377
CBOT U.S. Treasury 10-Year Note June Futures	May 2010	118.00	1,300	4,664	7,922	(3,258)

				$29,291	$30,172	$(881)

Written Put Options on Exchange Traded Futures

						Unrealized
	Expiration	Strike	Number of	Premiums	Value at	Appreciation /
Issue	Month	Price	Contracts	Received	April 30, 2010	(Depreciation)

CBOT U.S. Treasury 10-Year Note June Futures	May 2010	$114.00	10,900	$44,331	$3,406	$40,925
CBOT U.S. Treasury 10-Year Note June Futures	May 2010	115.00	3,500	7,983	1,641	6,342

				$52,314	$5,047	$47,267

Open Futures Contracts

					Value as of	Unrealized
Number of			Expiration	Value at	April 30,	Appreciation
Contracts	Type	Description	Month	Trade Date	2010	(Depreciation)

271	Long	U.S. Treasury 10 Year Notes	June 2010	$31,416,453	$31,952,595	$536,142
8	Long	U.S. Treasury Ultra 30 Year Notes	June 2010	967,313	992,251	24,938
87	Long	90 Day Euro Dollar Futures	June 2010	21,539,588	21,647,776	108,188
25	Long	3 Month Euro EURIBOR Futures	June 2010	8,191,645	8,254,573	62,928
347	Long	90 Day Euro Dollar Futures	September 2010	85,092,050	86,220,825	1,128,775
99	Long	3 Month Euro EURIBOR Futures	September 2010	32,635,382	32,650,209	14,827
146	Long	3 Month Euro EURIBOR Futures	December 2010	47,984,618	48,094,928	110,310
49	Long	3 Month Euro EURIBOR Futures	June 2011	16,029,723	16,099,857	70,134
49	Long	3 Month Euro EURIBOR Futures	September 2011	15,995,738	16,072,130	76,392

						$2,132,634

Open Forward Foreign Currency Contracts

Contract to			In Exchange		Delivery	Gross Unrealized
Deliver			For		Date	Appreciation

*	CAD	27,482,000	USD	27,266,230	5/4/2010	$211,614
	CAD	13,741,000	USD	13,661,979	7/7/2010	135,067
*	CNY	38,098,415	USD	5,633,458	6/7/2010	41,797
*	CNY	10,332,656	USD	1,540,193	11/17/2010	9,357
*	CNY	38,098,415	USD	5,673,683	11/23/2010	27,852
*	EUR	38,911,000	USD	52,123,814	5/24/2010	312,006
	JPY	113,269,000	USD	1,217,179	5/17/2010	11,246
	USD	3,772,750	BRL	2,087,506	6/2/2010	70,093
	USD	2,345,000	TWD	73,234,360	6/10/2010	3,770
	USD	1,938	MYR	6,640	6/14/2010	143
	USD	12,460	MYR	42,662	10/12/2010	816

						$823,761

Contract to			In Exchange		Delivery	Gross Unrealized
Deliver			For		Date	Depreciation

	GBP	1,143,000	USD	1,724,787	6/24/2010	$(23,712)
*	USD	3,599,420	EUR	2,668,000	5/24/2010	(46,852)
*	USD	27,360,358	CAD	27,482,000	5/4/2010	(305,742)
*	USD	5,649,625	CNY	38,098,415	6/7/2010	(57,964)
*	USD	1,558,000	CNY	10,332,656	11/17/2010	(27,165)
*	USD	5,735,118	CNY	38,098,415	11/23/2010	(89,287)
	USD	783,000	CNY	5,230,440	1/10/2011	(6,404)
	USD	1,130,000	CNY	7,494,160	4/7/2011	(11,195)
	USD	857,000	CNY	5,668,666	4/28/2011	(9,379)
	USD	875,000	CNY	5,818,313	6/15/2011	(2,293)
	USD	1,195,000	CNY	7,648,000	11/4/2011	(37,445)
	USD	7,320,535	CNY	47,142,622	2/13/2012	(138,969)

						(756,407)

		Net Unrealized Appreciation (Depreciation)				$67,354

*	Represents partially offsetting forward foreign currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.
BRL — Brazilian Real
CAD — Canadian Dollar
CNY — Yuan Renminbi
EUR — Euro Dollar
GBP — British Pound
JPY — Japanese Yen
MYR — Malaysian Ringgit
TWD — Taiwan Dollar
USD — United States Dollar
Interest Rate Swap Contracts@

				Rates Exchanged		Upfront
	Notional			Payments		Payments Made	Gross Unrealized
	Amount		Termination	Received by the	Payments Made	(Received) by	Appreciation /
Swap Counterparty	(000’s)		Date	Portfolio	by the Portfolio	the Portfolio	(Depreciation)

Bank of America NA	USD	$2,000	12/16/10	3.000%	3 month LIBOR	$29,000	$2,416
Barclays Bank PLC	BRL	2,100	01/02/14	11.990%	1-Year BRL-CDI	682	(17,354)
Goldman Sachs Bank USA	BRL	27,900	01/02/14	11.960%	1-Year BRL-CDI	(30,287)	(205,657)
Goldman Sachs Bank USA	BRL	4,700	01/02/14	11.960%	1-Year BRL-CDI	(1,401)	(38,346)
HSBC BANK USA NA	BRL	4,800	01/02/12	11.650%	1-Year BRL-CDI	33,769	(22,723)
HSBC BANK USA NA	BRL	4,000	01/02/12	11.360%	1-Year BRL-CDI	17,857	(16,476)
HSBC BANK USA NA	BRL	2,600	01/02/12	11.670%	1-Year BRL-CDI	19,241	7,683
HSBC BANK USA NA	BRL	7,500	01/02/14	12.120%	1-Year BRL-CDI	17,948	(53,328)
Morgan Stanley Capital Services	BRL	2,700	01/02/12	11.670%	1-Year BRL-CDI	19,700	8,259

Total						$106,509	$(335,526)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

							Upfront
				Implied Credit			Premiums	Unrealized
	Fixed Deal	Termination		Spread at April			Paid/	Appreciation/
Reference Obligation	(Pay) Rate	Date	Counterparty	30, 2010(3)	Notional Amount(2)	Value	(Received)	(Depreciation)

British Telecom PLC 5.950% due 01/15/2018	(1.460)%	3/20/2018	Morgan Stanley Capital Services	1.4493%	$1,600,000	$9,534	$—	$9,534
Masco Corp. 6.125% due 10/03/2016	(5.000)%	12/20/2016	Barclays Bank PLC	1.6715%	1,800,000	(346,171)	(239,502)	(106,669)
Pearson Dollar Finance Two PLC 5.500% due 05/06/2013	(0.610)%	6/20/2013	Barclays Bank PLC	0.4309%	1,100,000	(6,086)	—	(6,086)
Reynolds American, Inc. 7.250% due 06/01/2013	(1.200)%	6/20/2013	Barclays Bank PLC	1.1529%	500,000	(718)	—	(718)
R.R. Donnelley & Sons 11.250% due 02/01/2019	(3.500)%	3/20/2019	Bank of America NA	2.2156%	1,100,000	(98,736)	—	(98,736)
Tate & Lyle International Finance PLC 6.625% due 06/15/2016	(1.150)%	6/20/2016	Barclays Bank PLC	1.0945%	2,300,000	(7,080)	—	(7,080)
UBS AG 2.550% due 04/18/2012	(2.200)%	3/20/2014	Barclays Bank PLC	1.1179%	1,000,000	(53,390)	—	(53,390)

						$(502,647)	$(239,502)	$(263,145)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (5)

							Upfront
				Implied Credit			Premiums	Unrealized
	Fixed Deal	Termination		Spread at April			Paid/	Appreciation/
Reference Obligation	Receive Rate	Date	Counterparty	30, 2010(3)	Notional Amount(2)	Value	(Received)	(Depreciation)

Goldman Sachs Group, Inc. 6.600% due 01/15/2012	1.000%	3/20/2011	Bank of America NA	1.4340%	$1,800,000	$(6,935)	$(9,612)	$2,677
Russian Foreign Bond 7.500% due 03/31/2030	1.000%	12/20/2010	Goldman Sachs International	0.4700%	5,000,000	17,160	3,303	13,857
Sprint Nextel Corp. 6.000% due 12/01/2016	5.0000%	9/20/2010	Goldman Sachs International	1.8409%	1,300,000	16,197	15,974	223

						$26,422	$9,665	$16,757

Credit Default Swaps on Credit Indicies — Buy Protection (1)

Upfront
				Implied Credit			Premiums	Unrealized
	Fixed Deal (Pay)	Termination		Spread at April			Paid/	Appreciation/
Reference Obligation	Rate	Date	Counterparty	30, 2010(3)	Notional Amount(2)	Value(4)	(Received)	(Depreciation)

CDX North American Investment Grade Index	(1.500)%	6/20/2018	Morgan Stanley Capital Services	1.2000%	$1,742,400	$(35,754)	$(21,986)	$(13,768)

@	Illiquid security

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

BRL-CDI — Brazil Interbank Deposit Rate

EURIBOR — Euro Interbank Offered Rate

LIBOR — London Interbank Offered Rate

Industry Allocation*
United States Treasury Bonds	16.3%
Federal National Mtg. Assoc.	15.8
United States Treasury Notes	11.3
Sovereign	11.0
U.S. Government Treasuries	7.9
Banks-Commercial	5.6
Diversified Banking Institutions	4.8
U.S. Municipal Bonds & Notes	3.9
Diversified Financial Services	3.8
Repurchase Agreements	2.6
Banks-Money Center	2.3
Government National Mtg. Assoc.	2.3
Banks-Special Purpose	2.1
Finance-Investment Banker/Broker	1.6
Telephone-Integrated	1.1
Finance-Credit Card	1.0
Oil & Gas Drilling	0.9
Commercial Paper	0.8
Special Purpose Entities	0.7
Sugar	0.5
Banks-Super Regional	0.4
Building Products-Wood	0.4
Hotels/Motels	0.4
Federal Home Loan Mtg. Corp.	0.3
Printing-Commercial	0.3
Finance-Consumer Loans	0.3
Tobacco	0.2
Oil Companies-Exploration & Production	0.2
Auto-Cars/Light Trucks	0.2
Finance-Commercial	0.2
Insurance-Life/Health	0.2
Electric-Integrated	0.2
Computers	0.1
Oil Companies-Integrated	0.1

99.8%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Asset Backed Securities	$—	$17,414,991	$—	$17,414,991
U.S. Corporate Bonds & Notes	—	55,362,482	118,939	55,481,421
Foreign Corporate Bonds & Notes	—	79,830,296	—	79,830,296
Foreign Government Agencies	—	26,131,341	—	26,131,341
Municipal Bonds & Notes	—	18,774,953	—	18,774,953
U.S. Government Agencies	—	92,572,195	—	92,572,195
U.S. Government Treasuries	—	138,743,439	—	138,743,439
Common Stock	—	1,395	0	1,395
Membership Interest Certificates	—	—	6	6
Warrants	—	—	28,750	28,750
Short-Term Investment Securities:
Commercial Paper	—	3,897,219	—	3,897,219
U.S. Government Treasuries	—	30,616,383	—	30,616,383
Repurchase Agreement	—	12,300,000	—	12,300,000
Bonds & Notes Sold Short:
U.S. Government Agencies	—	(27,527,809)	—	(27,527,809)
Other Financial Instruments:@
Written Options on Interest Rate Swap
Contracts — Appreciation	—	608,861	—	608,861
Written Options on Interest Rate Swap
Contracts — Depreciation	—	(93,160)	—	(93,160)
Written Call Options on Exchange Traded
Futures — Appreciation	2,377	—	—	2,377
Written Call Options on Exchange Traded
Futures — Depreciation	(3,258)	—	—	(3,258)
Written Put Options on Exchange Traded
Futures — Appreciation	47,267	—	—	47,267
Open Futures Contracts Appreciation	2,132,634	—	—	2,132,634
Open Forward Foreign Currency Contracts Appreciation	—	823,761	—	823,761
Open Forward Foreign Currency Contracts Depreciation	—	(756,407)	—	(756,407)
Interest Rate Swaps Contracts Appreciation	—	18,358	—	18,358
Interest Rate Swaps Contracts Depreciation	—	(353,884)	—	(353,884)
Credit Default Swaps on Corporate & Sovereign
Issues — Buy Protection Appreciation	—	9,534	—	9,534
Credit Default Swaps on Corporate & Sovereign
Issues — Buy Protection Depreciation	—	(272,679)	—	(272,679)
Credit Default Swaps on Corporate & Sovereign
Issues — Sell Protection Appreciation	—	16,757	—	16,757
Credit Default Swaps on Credit Indices -
Buy Protection Depreciation	—	(13,768)	—	(13,768)

Total	$2,179,020	$448,104,258	$147,695	$450,430,973

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

			U.S.		Membership
	U.S. Corporate	Foreign Corporate	Government	Common	Interest
	Bonds & Notes	Bonds & Notes	Agencies	Stock	Certificates	Warrants
Balance as of 1/31/2010	$0	$5,006,397	$2,483,250	$0	$6	$86,250
Accrued discounts/premiums	—	(16)	30,999	—	—	—
Realized gain(loss)	—	(99,960)	—	—	—	—
Change in unrealized appreciation(depreciation)	—	201,444	(7,164)	—	—	(57,500)
Net purchases(sales)	118,939	(365,040)	—	—	—	—
Transfers in and/or out of Level 3	—	(4,742,825)	(2,507,085)	—	—	—

Balance as of 4/30/2010	$118,939	$—	$—	$0	$6	$28,750

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
BALANCED PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 59.7%	Shares/ Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 0.4%
General Dynamics Corp.	6,700	$511,612

AEROSPACE/DEFENSE-EQUIPMENT — 1.2%
United Technologies Corp.	20,752	1,555,362

AIRLINES — 0.2%
Delta Air Lines, Inc.†	16,800	202,944

APPAREL MANUFACTURERS — 0.3%
Coach, Inc.	1,397	58,325
Jones Apparel Group, Inc.	7,000	152,320
VF Corp.	2,351	203,173

		413,818

APPLIANCES — 0.1%
Whirlpool Corp.	1,500	163,305

APPLICATIONS SOFTWARE — 2.0%
Microsoft Corp.	87,948	2,685,932

AUTO-HEAVY DUTY TRUCKS — 0.4%
Oshkosh Corp.†	4,000	154,480
PACCAR, Inc.	7,362	342,480

		496,960

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.4%
Johnson Controls, Inc.	17,621	591,889

BANKS-COMMERCIAL — 0.3%
BB&T Corp.	7,613	253,056
SVB Financial Group†	1,108	54,547
TCF Financial Corp.	1,776	33,087

		340,690

BANKS-FIDUCIARY — 0.1%
State Street Corp.	3,124	135,894

BANKS-SUPER REGIONAL — 2.6%
Capital One Financial Corp.	13,827	600,230
PNC Financial Services Group, Inc.	6,700	450,307
US Bancorp	13,251	354,730
Wells Fargo & Co.	62,656	2,074,540

		3,479,807

BATTERIES/BATTERY SYSTEMS — 0.1%
Energizer Holdings, Inc.†	2,200	134,420

BEVERAGES-NON-ALCOHOLIC — 0.7%
Dr Pepper Snapple Group, Inc.	4,800	157,104
PepsiCo, Inc.	2,047	133,505
The Coca-Cola Co.	13,349	713,504

		1,004,113

BUILDING-RESIDENTIAL/COMMERCIAL — 0.3%
KB Home	5,343	99,006
Lennar Corp., Class A	5,986	119,121
Toll Brothers, Inc.†	5,754	129,868

		347,995

CABLE/SATELLITE TV — 0.3%
Comcast Corp., Class A	13,133	259,245
DIRECTV, Class A†	3,400	123,182

		382,427

CASINO SERVICES — 0.1%
International Game Technology	8,337	175,744

CHEMICALS-DIVERSIFIED — 1.1%
E.I. du Pont de Nemours & Co.	7,420	295,613
PPG Industries, Inc.	5,563	391,468
The Dow Chemical Co.	25,645	790,635

		1,477,716

COMMERCIAL SERVICES — 0.2%
Alliance Data Systems Corp.†	2,150	161,379
Convergys Corp.†	10,900	137,776

		299,155

COMMERCIAL SERVICES-FINANCE — 0.2%
Mastercard, Inc., Class A	901	223,484

COMPUTER SERVICES — 0.2%
Cognizant Technology Solutions Corp., Class A†	1,550	79,329
Computer Sciences Corp.†	2,300	120,497

		199,826

COMPUTERS — 4.7%
Apple, Inc.†	6,864	1,792,328
Dell, Inc.†	23,200	375,376
Hewlett-Packard Co.	50,127	2,605,100
International Business Machines Corp.	11,852	1,528,908

		6,301,712

COMPUTERS-MEMORY DEVICES — 0.4%
EMC Corp.†	10,300	195,803
Seagate Technology†	7,700	141,449
Western Digital Corp.†	3,100	127,379

		464,631

COMPUTERS-PERIPHERY EQUIPMENT — 0.1%
Lexmark International, Inc., Class A†	3,900	144,495

CONSULTING SERVICES — 0.0%
Genpact, Ltd.†	1,800	30,384

CONSUMER PRODUCTS-MISC. — 0.4%
Clorox Co.	719	46,520
Kimberly-Clark Corp.	7,797	477,644

		524,164

CONTAINERS-PAPER/PLASTIC — 0.1%
Temple-Inland, Inc.	6,700	156,244

COSMETICS & TOILETRIES — 0.7%
The Procter & Gamble Co.	15,345	953,845

CRUISE LINES — 0.5%
Carnival Corp.	13,519	563,742
Royal Caribbean Cruises, Ltd.†	4,700	168,448

		732,190

DISTRIBUTION/WHOLESALE — 0.1%
WESCO International, Inc.†	4,350	176,697

DIVERSIFIED BANKING INSTITUTIONS — 2.9%
Bank of America Corp.	115,381	2,057,243
Citigroup, Inc.†	143,573	627,414
Morgan Stanley	12,706	383,975
The Goldman Sachs Group, Inc.	5,902	856,971

		3,925,603

DIVERSIFIED MANUFACTURING OPERATIONS — 1.6%
Cooper Industries PLC	4,237	208,037
Eaton Corp.	5,700	439,812
General Electric Co.	20,394	384,631
Honeywell International, Inc.	11,845	562,282
Parker Hannifin Corp.	5,864	405,671
Textron, Inc.	6,500	148,460

		2,148,893

E-COMMERCE/PRODUCTS — 0.1%
Amazon.com, Inc.†	1,310	179,549

E-COMMERCE/SERVICES — 0.1%
Expedia, Inc.	2,815	66,462

ELECTRIC PRODUCTS-MISC. — 0.2%
Emerson Electric Co.	4,927	257,337

ELECTRIC-INTEGRATED — 1.3%
American Electric Power Co., Inc.	6,450	221,235
DTE Energy Co.	2,400	115,608
Edison International	4,060	139,542
Entergy Corp.	1,515	123,154
Exelon Corp.	2,916	127,109
FPL Group, Inc.	4,274	222,462
NV Energy, Inc.	11,401	142,399
PG&E Corp.	5,700	249,660
Public Service Enterprise Group, Inc.	11,209	360,145
Xcel Energy, Inc.	5,151	112,034

		1,813,348

ELECTRONIC COMPONENTS-MISC. — 0.1%
Jabil Circuit, Inc.	9,800	150,136

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.6%
Broadcom Corp., Class A	3,425	118,128
Intel Corp.	4,600	105,018
Intersil Corp., Class A	22,141	329,458
LSI Corp.†	33,486	201,586
National Semiconductor Corp.	1,534	22,673
Xilinx, Inc.	2,727	70,302

		847,165

ELECTRONIC CONNECTORS — 0.1%
Thomas & Betts Corp.†	3,400	142,596

ELECTRONIC PARTS DISTRIBUTION — 0.1%
Arrow Electronics, Inc.†	4,800	146,400

ENGINES-INTERNAL COMBUSTION — 0.1%
Cummins, Inc.	1,800	130,014

ENTERPRISE SOFTWARE/SERVICE — 0.6%
Oracle Corp.	33,483	865,201

FINANCE-CREDIT CARD — 0.1%
American Express Co.	2,457	113,317

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
TD Ameritrade Holding Corp.†	11,710	234,434
The Charles Schwab Corp.	3,633	70,081

		304,515

FINANCE-OTHER SERVICES — 0.2%
CME Group, Inc.	506	166,175
The NASDAQ OMX Group, Inc.†	6,957	146,097

		312,272

FOOD-CANNED — 0.1%
Del Monte Foods Co.	10,800	161,352

FOOD-MEAT PRODUCTS — 0.1%
Tyson Foods, Inc., Class A	7,600	148,884

FOOD-MISC. — 0.4%
General Mills, Inc.	3,521	250,625
H.J. Heinz Co.	4,400	206,228
Kraft Foods, Inc., Class A	2,987	88,415

		545,268

FOOD-RETAIL — 0.1%
The Kroger Co.	7,512	166,992

FOOD-WHOLESALE/DISTRIBUTION — 0.4%
Sysco Corp.	16,057	506,438

GARDEN PRODUCTS — 0.1%
Toro Co.	2,900	165,126

GAS-DISTRIBUTION — 0.3%
Sempra Energy	9,100	447,538

HOSPITAL BEDS/EQUIPMENT — 0.1%
Kinetic Concepts, Inc.†	2,900	125,570

HOTELS/MOTELS — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	883	48,132
Wyndham Worldwide Corp.	6,300	168,903

		217,035

INDEPENDENT POWER PRODUCERS — 0.0%
Mirant Corp.†	248	2,892

INSTRUMENTS-SCIENTIFIC — 0.2%
Thermo Fisher Scientific, Inc.†	5,390	297,959

INSURANCE BROKERS — 0.0%
AON Corp.	1,130	47,980

INSURANCE-LIFE/HEALTH — 0.9%
Aflac, Inc.	5,457	278,089
Lincoln National Corp.	5,800	177,422
Prudential Financial, Inc.	11,642	739,965

		1,195,476

INSURANCE-MULTI-LINE — 0.4%
ACE, Ltd.	6,753	359,192
MetLife, Inc.	2,581	117,642
XL Capital, Ltd., Class A	4,500	80,100

		556,934

INSURANCE-REINSURANCE — 0.4%
Berkshire Hathaway, Inc., Class B†	1,300	100,100
Endurance Specialty Holdings, Ltd.	3,500	128,975
RenaissanceRe Holdings, Ltd.	4,939	276,337

		505,412

INVESTMENT COMPANIES — 0.1%
Apollo Investment Corp.	11,800	143,488

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.4%
Ameriprise Financial, Inc.	10,100	468,236

MACHINERY-CONSTRUCTION & MINING — 0.1%
Joy Global, Inc.	2,600	147,706

MACHINERY-FARMING — 0.4%
Deere & Co.	8,807	526,835

MEDICAL INSTRUMENTS — 0.5%
Boston Scientific Corp.†	3,262	22,443
Medtronic, Inc.	13,800	602,922

		625,365

MEDICAL PRODUCTS — 0.6%
Baxter International, Inc.	2,778	131,177
Covidien PLC	7,474	358,677
Hospira, Inc.†	2,500	134,475
Johnson & Johnson	2,581	165,959

		790,288

MEDICAL-BIOMEDICAL/GENE — 0.6%
Alexion Pharmaceuticals, Inc.†	662	36,330
Amgen, Inc.†	7,200	412,992
Biogen Idec, Inc.†	1,647	87,703
Celgene Corp.†	4,917	304,608

		841,633

MEDICAL-DRUGS — 3.1%
Abbott Laboratories	20,338	1,040,492
Endo Pharmaceuticals Holdings, Inc.†	4,400	96,360
Merck & Co., Inc.	47,028	1,647,861

Pfizer, Inc.	83,980	1,404,146

		4,188,859

MEDICAL-HMO — 0.6%
Aetna, Inc.	9,664	285,571
UnitedHealth Group, Inc.	12,400	375,844
WellPoint, Inc.†	3,659	196,854

		858,269

MEDICAL-HOSPITALS — 0.1%
Community Health Systems, Inc.†	3,900	159,354

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.7%
Cardinal Health, Inc.	12,542	435,082
McKesson Corp.	7,889	511,286

		946,368

METAL PROCESSORS & FABRICATION — 0.0%
Precision Castparts Corp.	376	48,256

METAL-COPPER — 0.9%
Freeport-McMoRan Copper & Gold, Inc.	15,158	1,144,884

MULTIMEDIA — 2.2%
The Walt Disney Co.	36,994	1,362,859
Time Warner, Inc.	44,743	1,480,098
Viacom, Inc., Class B†	3,300	116,589

		2,959,546

NETWORKING PRODUCTS — 1.2%
Cisco Systems, Inc.†	48,833	1,314,584
Juniper Networks, Inc.†	12,572	357,171

		1,671,755

OFFICE AUTOMATION & EQUIPMENT — 0.2%
Xerox Corp.	20,596	224,496

OIL & GAS DRILLING — 0.2%
Ensco International PLC ADR	1,547	72,987
Noble Corp.†	3,900	154,011

		226,998

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.4%
Anadarko Petroleum Corp.	974	60,544
Apache Corp.	8,812	896,709
Devon Energy Corp.	2,239	150,752
EOG Resources, Inc.	5,152	577,642
Noble Energy, Inc.	1,314	100,390
Occidental Petroleum Corp.	15,161	1,344,174
Southwestern Energy Co.†	1,818	72,138
Ultra Petroleum Corp.†	1,941	92,722

		3,295,071

OIL COMPANIES-INTEGRATED — 3.3%
Chevron Corp.	14,120	1,149,933
ConocoPhillips	12,815	758,520
Exxon Mobil Corp.	36,528	2,478,424

		4,386,877

OIL FIELD MACHINERY & EQUIPMENT — 0.5%
Cameron International Corp.†	2,700	106,542
National Oilwell Varco, Inc.	13,900	612,017

		718,559

OIL-FIELD SERVICES — 0.7%
Halliburton Co.	12,065	369,792
Schlumberger, Ltd.	8,152	582,216

		952,008

PHARMACY SERVICES — 0.1%
Medco Health Solutions, Inc.†	2,750	162,030

PRINTING-COMMERCIAL — 0.1%
R.R. Donnelley & Sons Co.	6,200	133,238

PUBLISHING-NEWSPAPERS — 0.2%
Gannett Co., Inc.	17,867	304,096

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Alexandria Real Estate Equities, Inc.	900	63,729
Digital Realty Trust, Inc.	1,500	88,050
Health Care REIT, Inc.	1,851	83,166
Public Storage	1,063	103,015
Realty Income Corp.	3,600	118,044
Senior Housing Properties Trust	3,350	75,308
Simon Property Group, Inc.	1,863	165,844
UDR, Inc.	6,500	132,015

		829,171

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc.	6,200	166,160

RETAIL-AUTO PARTS — 0.1%
Advance Auto Parts, Inc.	1,516	68,372

RETAIL-BUILDING PRODUCTS — 0.3%
Lowe’s Cos., Inc.	15,527	421,092

RETAIL-COMPUTER EQUIPMENT — 0.0%
GameStop Corp., Class A†	1,992	48,426

RETAIL-DISCOUNT — 1.0%
Target Corp.	1,642	93,380
Wal-Mart Stores, Inc.	22,801	1,223,274

		1,316,654

RETAIL-DRUG STORE — 0.3%
CVS Caremark Corp.	7,600	280,668
Walgreen Co.	2,391	84,044

		364,712

RETAIL-JEWELRY — 0.1%
Signet Jewelers, Ltd.†	4,700	150,494

RETAIL-MAIL ORDER — 0.1%
Williams-Sonoma, Inc.	4,800	138,240

RETAIL-MAJOR DEPARTMENT STORES — 0.1%
Nordstrom, Inc.	3,800	157,054

RETAIL-OFFICE SUPPLIES — 0.3%
Staples, Inc.	15,205	357,774

RETAIL-PETROLEUM PRODUCTS — 0.1%
World Fuel Services Corp.	5,100	144,993

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.†	2,267	124,662
Macy’s, Inc.	7,700	178,640

		303,302

RETAIL-RESTAURANTS — 0.5%
Darden Restaurants, Inc.	1,962	87,800
Yum! Brands, Inc.	12,175	516,463

		604,263

SCHOOLS — 0.0%
Apollo Group, Inc., Class A†	701	40,244

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.3%
Analog Devices, Inc.	4,679	140,043
Marvell Technology Group, Ltd.†	11,748	242,596

		382,639

SEMICONDUCTOR EQUIPMENT — 0.3%
Applied Materials, Inc.	12,202	168,143
Novellus Systems, Inc.†	11,043	289,327

		457,470

STEEL-PRODUCERS — 0.2%
Carpenter Technology Corp.	1,400	54,978
Reliance Steel & Aluminum Co.	700	34,167
United States Steel Corp.	2,500	136,650

		225,795

TELECOM EQUIPMENT-FIBER OPTICS — 0.3%
Corning, Inc.	23,481	452,009

TELEPHONE-INTEGRATED — 1.4%
AT&T, Inc.	31,058	809,372
CenturyTel, Inc.	6,734	229,697
Sprint Nextel Corp.†	33,265	141,376
Verizon Communications, Inc.	25,326	731,668

		1,912,113

THERAPEUTICS — 0.2%
Warner Chilcott PLC, Class A†	7,000	198,520

TOBACCO — 1.1%
Altria Group, Inc.	12,683	268,753
Philip Morris International, Inc.	26,018	1,276,963

		1,545,716

TRANSPORT-RAIL — 1.0%
Norfolk Southern Corp.	17,618	1,045,276
Union Pacific Corp. Senior Notes	4,398	332,753

		1,378,029

TRANSPORT-SERVICES — 0.2%
FedEx Corp.	1,600	144,016
United Parcel Service, Inc., Class B	2,000	138,280

		282,296

VITAMINS & NUTRITION PRODUCTS — 0.1%
Herbalife, Ltd.	3,300	159,225

WATER — 0.1%
American Water Works Co., Inc.	5,952	129,635

WEB PORTALS/ISP — 0.7%
Google, Inc., Class A†	1,736	912,164

WIRELESS EQUIPMENT — 0.6%
American Tower Corp., Class A†	2,554	104,229
QUALCOMM, Inc.	19,546	757,212

		861,441

TOTAL COMMON STOCK (cost $67,699,907)		80,733,337

Asset Backed Securities — 5.7%

AUTOMOBILE — 0.2%
Ally Auto Receivables Trust Series 2010-1, Class A2 0.75% due 04/15/12	$80,000	79,907
Mercedes-Benz Auto Receivables Trust Series 2010-1, Class A2 0.70% due 08/15/12	135,000	134,548
Wachovia Auto Owner Trust Series 2008-A, Class A3A 4.81% due 09/20/12	93,552	95,563

		310,018

CREDIT CARD BULLET — 0.3%
Capital One Multi-Asset Execution Trust Series 2006-A4, Class A4 0.29% due 12/16/13(1)	375,000	374,597

DIVERSIFIED FINANCIAL SERVICES — 5.2%
American Home Mtg. Assets Series 2006-2, Class 1A1 1.42% due 09/25/46(1)(2)	96,733	56,129
Banc of America Commercial Mtg., Inc., Series 2005-2, Class A5 4.86% due 07/10/43(3)(11)	1,000,000	1,039,305
Banc of America Mtg. Securities, Inc. Series 2004-5, Class 3A2 4.75% due 06/25/19(2)	90,709	91,964
Citigroup Mtg. Loan Trust Series 2007-12 Class 2A1 6.50% due 10/25/36*(2)	362,333	269,670
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7 6.00% due 01/25/37(2)	349,600	241,245
Countrywide Alternative Loan Trust Series 2006-OA9, Class 1A1 0.46% due 07/25/36(1)(2)	625,760	310,366
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50% due 09/25/36(2)	697,966	478,488
Countrywide Home Loan Mtg. Pass Through Trust Series 2006-10, Class 1A10 5.85% due 05/25/36(2)	30,575	29,817
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-21, Class A2 5.50% due 10/25/35(2)	167,953	148,350
Credit Suisse Mtg. Capital Certificates Series 2004-AR8, Class 2A1 3.42% due 09/25/34(2)(3)	116,254	111,554
GS Mtg. Securities Corp. II, Series 2006-GG6, Class A4 5.55% due 04/10/38(3)(11)	1,000,000	1,024,056
GSAMP Trust Series 2006-FM1, Class A2C 0.42% due 04/25/36(1)	613,450	404,154
LB-UBS Commercial Mtg. Trust, Series 2006-C4, Class A4 6.08% due 06/15/38(3)(11)	220,000	232,268
Lehman Mtg. Trust Series 2007-4, Class 4A1 6.00% due 05/25/37(2)	91,053	73,340
Merrill Lynch Mtg. Trust, Series 2005-CK11, Class A6 5.41% due 11/12/37(3)(11)	1,000,000	1,048,868
Option One Mtg. Loan Trust Series 2007-6, Class 2A1 0.32% due 06/25/37(1)	195,484	185,512
Washington Mutual Mtg. Pass-Through Certificates Series 2006-5, Class 2CB1 6.00% due 07/25/36(2)	217,518	149,578
Wells Fargo Home Equity Trust Series 2006-1, Class A3 0.41% due 05/25/36(1)	252,063	246,409
Wells Fargo Home Equity Trust Series 2004-2, Class AI6 5.00% due 05/25/34(3)	105,000	104,302
Wells Fargo Mtg. Backed Securities Trust Series 2005-2, Class 2A1 4.75% due 04/25/20(2)	131,879	132,600

Wells Fargo Mtg. Backed Securities Trust Series 2007-7, Class A1 6.00% due 06/25/37(2)	424,151	359,627
Wells Fargo Mtg. Backed Securities Trust Series 2007-11, Class A96 6.00% due 08/25/37(2)	313,208	281,172

		7,018,774

TOTAL ASSET BACKED SECURITIES (cost $8,577,708)		7,703,389

Convertible Bonds & Notes — 0.0%

TELECOM SERVICES — 0.0%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(4)(6)(7)(8)(9)(13) (cost $38,000)	38,000	31,920

U.S. Corporate Bonds & Notes — 7.8%

ADVERTISING SERVICES — 0.0%
Visant Holding Corp. Senior Notes 8.75% due 12/01/13	20,000	20,400
Visant Holding Corp. Senior Notes 10.25% due 12/01/13(10)	15,000	15,488

		35,888

AEROSPACE/DEFENSE — 0.0%
BAE Systems Holdings, Inc. Company Guar. Notes 6.38% due 06/01/19*	60,000	66,835

APPAREL MANUFACTURERS — 0.1%
Hanesbrands, Inc. Company Guar. Notes 3.83% due 12/15/14(1)	40,000	38,600
Hanesbrands, Inc. Senior Notes 8.00% due 12/15/16	35,000	36,575

		75,175

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.0%
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/20	30,000	30,608

BANKS-COMMERCIAL — 0.3%
Credit Suisse New York Senior Notes 5.50% due 05/01/14	170,000	186,264
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	85,000	90,850
UBS AG Stamford Branch Notes 5.88% due 12/20/17	100,000	105,774

		382,888

BANKS-SUPER REGIONAL — 0.2%
Capital One Financial Corp. Senior Notes 6.75% due 09/15/17	15,000	16,847
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	105,000	121,355
Wells Fargo & Co. Senior Notes 3.75% due 10/01/14	190,000	193,770

		331,972

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	110,000	112,887

BREWERY — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 6.88% due 11/15/19*	80,000	92,639
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.20% due 01/15/14*	85,000	97,845

		190,484

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.1%
Owens Corning Company Guar. Notes 6.50% due 12/01/16	140,000	152,148

CABLE TV — 0.0%
Comcast Corp. Company Guar. Notes 6.30% due 11/15/17	40,000	44,336

CABLE/SATELLITE TV — 0.3%
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 8.63% due 11/15/17*	35,000	35,613
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	65,000	72,792
DirecTV Holdings LLC Company Guar. Notes 6.38% due 06/15/15	70,000	72,537
DirecTV Holdings LLC/DirecTV Financing Co., Inc. Company Guar. Notes 7.63% due 05/15/16	55,000	61,394
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	110,000	111,650
Time Warner Cable, Inc. Company Guar. Notes 6.55% due 05/01/37	40,000	42,099

		396,085

CASINO HOTELS — 0.0%
MGM Mirage, Inc. Company Guar. Notes 6.75% due 04/01/13	20,000	19,000

CELLULAR TELECOM — 0.1%
Alltel Corp. Senior Notes 7.88% due 07/01/32	60,000	73,861
MetroPCS Wireless, Inc. Company Guar. Notes 9.25% due 11/01/14	15,000	15,563

		89,424

CHEMICALS-SPECIALTY — 0.0%
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16*	35,000	31,850

COAL — 0.1%
Arch Coal, Inc. Senior Notes 8.75% due 08/01/16*	35,000	37,275
Arch Western Finance LLC Senior Sec. Notes 6.75% due 07/01/13	40,000	40,300

		77,575

COMMERCIAL SERVICES — 0.0%
Iron Mountain, Inc. Company Guar. Notes 6.63% due 01/01/16	25,000	25,031

COMPUTERS — 0.2%
International Business Machines Corp. Notes 7.63% due 10/15/18	165,000	206,693

CONSUMER PRODUCTS-MISC. — 0.0%
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	25,000	25,563
Jarden Corp. Company Guar. Notes 8.00% due 05/01/16	35,000	36,881

		62,444

DIVERSIFIED BANKING INSTITUTIONS — 0.8%
Bank of America Corp. Senior Notes 4.50% due 04/01/15	90,000	90,824
Bank of America Corp. Senior Notes 5.65% due 05/01/18	25,000	25,304
Bank of America Corp. Notes 6.50% due 08/01/16	155,000	167,192
Citigroup, Inc. Senior Notes 5.50% due 04/11/13	105,000	110,882
Citigroup, Inc. Senior Notes 5.50% due 10/15/14	60,000	62,330
Citigroup, Inc. Senior Notes 6.00% due 08/15/17	100,000	103,538
Morgan Stanley Senior Notes 5.45% due 01/09/17	120,000	121,710
The Goldman Sachs Group, Inc. Senior Notes 3.25% due 06/15/12	235,000	245,295
The Goldman Sachs Group, Inc. Senior Notes 7.50% due 02/15/19	165,000	183,201

		1,110,276

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	115,000	113,671

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
General Electric Co. Senior Notes 5.25% due 12/06/17	40,000	42,544
Sally Holdings LLC Company Guar. Notes 9.25% due 11/15/14	25,000	26,469

		69,013

ELECTRIC-INTEGRATED — 0.2%
Dominion Resources, Inc. Senior Notes 5.20% due 08/15/19	45,000	47,326
DTE Energy Co. Senior Notes 7.63% due 05/15/14	65,000	75,015
Nevada Power Co. General Refunding Mtg. 7.13% due 03/15/19	65,000	75,234
Nisource Finance Corp. Company Guar. Notes 6.80% due 01/15/19	80,000	89,397
Pacific Gas & Electric Co. Senior Notes 6.25% due 03/01/39	40,000	43,761
Southern Energy, Inc. Notes 7.90% due 07/15/09†(7)(9)	200,000	0

		330,733

ELECTRONICS-MILITARY — 0.0%
L-3 Communications Corp. Senior Sub. Notes 5.88% due 01/15/15	35,000	35,525

ENTERPRISE SOFTWARE/SERVICE — 0.1%
JDA Software Group, Inc. Senior Notes 8.00% due 12/15/14*	35,000	36,663
Oracle Corp. Senior Notes 6.13% due 07/08/39	30,000	32,752
Oracle Corp. Notes 6.50% due 04/15/38	15,000	17,151

		86,566

FINANCE-AUTO LOANS — 0.0%
Ford Motor Credit Co. LLC Guar. Notes 7.80% due 06/01/12	35,000	36,286

FINANCE-CONSUMER LOANS — 0.2%
HSBC Finance Corp. Notes 5.00% due 06/30/15	225,000	237,627

FINANCE-CREDIT CARD — 0.2%
American Express Credit Corp. Senior Notes 7.30% due 08/20/13	275,000	313,425

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Credit Suisse USA, Inc. Senior Notes 5.50% due 08/16/11	80,000	84,133

Lehman Brothers Holdings Capital Trust VII Ltd. Guar. Notes 5.86% due 05/31/12†(1)(5)(6)(12)	230,000	23

		84,156

FINANCE-OTHER SERVICES — 0.1%
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 10.38% due 11/01/18	75,000	102,227

FOOD-MISC. — 0.2%
Kraft Foods, Inc. Senior Bonds 6.00% due 02/11/13	230,000	254,882
Kraft Foods, Inc. Senior Notes 7.00% due 08/11/37	45,000	51,263

		306,145

FOOD-RETAIL — 0.1%
SUPERVALU, Inc. Senior Notes 8.00% due 05/01/16	115,000	117,012

FUNERAL SERVICES & RELATED ITEMS — 0.1%
Service Corp. International Senior Notes 7.38% due 10/01/14	95,000	96,900

HOME FURNISHINGS — 0.1%
Sealy Mattress Co. Senior Sub. Notes 8.25% due 06/15/14	90,000	90,900

INDEPENDENT POWER PRODUCERS — 0.1%
Mirant North America LLC Senior Notes 7.38% due 12/31/13	55,000	56,512
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	110,000	108,900

		165,412

INSURANCE-LIFE/HEALTH — 0.4%
Monumental Global Funding III Senior Sec. Notes 0.50% due 01/15/14*(1)	160,000	152,640
Pricoa Global Funding I Senior Notes 5.40% due 10/18/12*	170,000	183,513
Principal Financial Group, Inc. Senior Notes 8.88% due 05/15/19	70,000	86,349
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/19	85,000	100,117

		522,619

INSURANCE-MULTI-LINE — 0.1%
MetLife, Inc. Senior Notes 6.75% due 06/01/16	50,000	56,867
Metropolitan Life Global Funding I Senior Notes 5.13% due 04/10/13*	100,000	107,592

		164,459

INSURANCE-PROPERTY/CASUALTY — 0.2%
Markel Corp. Senior Notes 7.13% due 09/30/19	65,000	70,674
WR Berkley Corp. Senior Notes 7.38% due 09/15/19	130,000	143,530

		214,204

INSURANCE-REINSURANCE — 0.1%
Axis Specialty Finance LLC Company Guar. Notes 5.88% due 06/01/20	65,000	64,995
Berkshire Hathaway Finance Corp. Company Guar. Notes 5.75% due 01/15/40	35,000	35,578

		100,573

MACHINERY-CONSTRUCTION & MINING — 0.1%
Terex Corp. Senior Sub. Notes 8.00% due 11/15/17	75,000	73,125

MEDICAL LABS & TESTING SERVICES — 0.0%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	60,000	67,278

MEDICAL PRODUCTS — 0.1%
Cooper Cos., Inc. Company Guar. Notes 7.13% due 02/15/15	45,000	45,169
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(13)	85,000	93,500

		138,669

MEDICAL-HMO — 0.2%
PolyOne Corp. Senior Notes 8.88% due 05/01/12	80,000	85,200
UnitedHealth Group, Inc. Senior Notes 0.45% due 06/21/10(1)	250,000	250,022

		335,222

MEDICAL-HOSPITALS — 0.2%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	15,000	15,750
HCA, Inc. Senior Sec. Notes 9.63% due 11/15/16(13)	145,000	157,687
Health Management Associates, Inc. Senior Notes 6.13% due 04/15/16	115,000	111,119

		284,556

METAL-COPPER — 0.0%
Freeport-McMoRan Copper & Gold, Inc. Senior Notes 8.25% due 04/01/15	35,000	38,106

MULTIMEDIA — 0.0%
News America, Inc. Company Guar. Notes 7.85% due 03/01/39	25,000	30,583

MUSIC — 0.0%
Steinway Musical Instruments Senior Notes 7.00% due 03/01/14*	15,000	14,813

NETWORKING PRODUCTS — 0.1%
Cisco Systems, Inc. Senior Notes 5.50% due 01/15/40	80,000	79,299

NON-HAZARDOUS WASTE DISPOSAL — 0.0%
Republic Services, Inc. Company Guar. Notes 6.20% due 03/01/40*	45,000	46,061

OFFICE AUTOMATION & EQUIPMENT — 0.2%
Xerox Corp. Senior Notes 4.25% due 02/15/15	115,000	117,534
Xerox Corp. Senior Notes 8.25% due 05/15/14	100,000	117,120

		234,654

OFFICE SUPPLIES & FORMS — 0.0%
Avery Dennison Corp. Senior Notes 5.38% due 04/15/20	65,000	67,095

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.3%
Anadarko Petroleum Corp. Debentures 6.20% due 03/15/40	60,000	60,732
Anadarko Petroleum Corp. Senior Notes 8.70% due 03/15/19	30,000	37,718
Chesapeake Energy Corp. Company Guar. Notes 6.50% due 08/15/17	45,000	43,875
Denbury Resources, Inc. Company Guar. Notes 7.50% due 04/01/13	40,000	40,050
Denbury Resources, Inc. Company Guar. Notes 9.75% due 03/01/16	30,000	33,150
EQT Corp. Senior Notes 8.13% due 06/01/19	65,000	78,814
Newfield Exploration Co. Senior Sub. Notes 6.63% due 04/15/16	30,000	30,375
Petrohawk Energy Corp. Company Guar. Notes 7.88% due 06/01/15	35,000	36,137

		360,851

OIL REFINING & MARKETING — 0.0%
Motiva Enterprises LLC Senior Notes 6.85% due 01/15/40*	40,000	44,502

PAPER & RELATED PRODUCTS — 0.1%
Georgia-Pacific LLC Company Guar. Notes 7.00% due 01/15/15*	55,000	57,200
International Paper Co. Senior Notes 7.30% due 11/15/39	50,000	55,435

		112,635

PIPELINES — 0.4%
DCP Midstream LLC Senior Notes 9.75% due 03/15/19*	55,000	71,617
Enterprise Products Operating LLC Company Guar. Notes 7.55% due 04/15/38	75,000	90,307
Kinder Morgan Energy Partners LP Senior Notes 6.85% due 02/15/20	85,000	97,890
Plains All American Pipeline LP Company Guar. Notes 5.75% due 01/15/20	100,000	104,293
Plains All American Pipeline LP Company Guar. Notes 6.50% due 05/01/18	45,000	49,775
Sonat, Inc. Notes 7.63% due 07/15/11	60,000	62,473
Williams Partners LP Bonds 6.30% due 04/15/40*	45,000	46,615

		522,970

PRIVATE CORRECTIONS — 0.1%
Corrections Corp. of America Company Guar. Notes 7.75% due 06/01/17	85,000	90,100

REAL ESTATE INVESTMENT TRUSTS — 0.0%
Host Hotels & Resorts LP Senior Notes 7.13% due 11/01/13	55,000	55,962

RESORT/THEME PARKS — 0.1%
Vail Resorts, Inc. Senior Sub. Notes 6.75% due 02/15/14	105,000	106,312

RETAIL-DISCOUNT — 0.1%
Wal-Mart Stores, Inc. Senior Notes 5.38% due 04/05/17	90,000	99,645

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 7.51% due 01/10/32*	79,734	90,283

RETAIL-RESTAURANTS — 0.0%
Darden Restaurants, Inc. Senior Notes 6.80% due 10/15/37	35,000	38,693

SPECIAL PURPOSE ENTITIES — 0.1%
Allstate Life Global Funding Trust Notes 5.38% due 04/30/13	100,000	109,796
Teco Finance, Inc. Company Guar. Notes 5.15% due 03/15/20	35,000	35,022

		144,818

TELECOM SERVICES — 0.0%
PAETEC Holding Corp Company Guar. Notes 8.88% due 06/30/17	35,000	36,006

TELEPHONE-INTEGRATED — 0.3%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	140,000	145,449
Qwest Communications International, Inc. Company Guar. Notes, Series B 7.50% due 02/15/14	70,000	71,225
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	30,000	28,388
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	55,000	61,790
Windstream Corp. Company Guar. Notes 8.63% due 08/01/16	70,000	71,662

		378,514

TELEVISION — 0.1%
CBS Corp. Company Guar. Notes 5.50% due 05/15/33	40,000	35,825
CBS Corp. Company Guar. Notes 8.88% due 05/15/19	65,000	80,497

		116,322

TOBACCO — 0.2%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	165,000	207,503
Philip Morris International, Inc. Senior Notes 5.65% due 05/16/18	90,000	98,431

		305,934

TOYS — 0.1%
Hasbro, Inc. Senior Notes 6.35% due 03/15/40	70,000	72,090

TOTAL U.S. CORPORATE BONDS & NOTES (cost $10,208,662)		10,614,150

Foreign Corporate Bonds & Notes — 3.2%

ADVERTISING SERVICES — 0.1%
WPP Finance UK Company Guar. Notes 8.00% due 09/15/14	115,000	132,780

BANKS-COMMERCIAL — 0.6%
Royal Bank of Scotland PLC Senior Notes 4.88% due 08/25/14*	210,000	214,845
Standard Chartered PLC Senior Notes 5.50% due 11/18/14*	200,000	216,921
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	235,000	250,358
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	90,000	93,813
Westpac Banking Corp. Senior Notes 4.88% due 11/19/19	65,000	66,010

		841,947

BANKS-MONEY CENTER — 0.1%
Lloyds TSB Bank PLC Bank Guar. Notes 5.80% due 01/13/20*	120,000	118,929

BUILDING SOCIETIES — 0.1%
Nationwide Building Society Senior Notes 4.65% due 02/25/15*	200,000	202,643

CELLULAR TELECOM — 0.1%
America Movil SAB de CV Company Guar. Notes 5.00% due 03/30/20*	140,000	140,961

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
Tyco International, Ltd./Tyco International Finance SA Company Guar. Notes 7.00% due 12/15/19	65,000	76,721

DIVERSIFIED MINERALS — 0.3%
Anglo American Capital PLC Company Guar. Notes 9.38% due 04/08/19*	100,000	130,247
Teck Resources, Ltd. Senior Sec. Notes 9.75% due 05/15/14	120,000	145,800
Vale Overseas, Ltd. Company Guar. Notes 5.63% due 09/15/19	90,000	94,426

		370,473

DIVERSIFIED OPERATIONS — 0.1%
Hutchison Whampoa International, Ltd. Company Guar. Notes 4.63% due 09/11/15*	100,000	103,754

ELECTRONIC COMPONENTS-MISC. — 0.0%
Flextronics International, Ltd. Senior Sub. Notes 6.25% due 11/15/14	35,000	35,175

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Macquarie Group, Ltd. Notes 7.30% due 08/01/14*	70,000	79,246
Macquarie Group, Ltd. Notes 7.63% due 08/13/19*	85,000	97,566

		176,812

INVESTMENT COMPANIES — 0.1%
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.80% due 11/15/16*	65,000	69,577
Xstrata Finance Canada, Ltd. Company Guar. Notes 6.90% due 11/15/37*	40,000	43,234

		112,811

MINING — 0.0%
Barrick Australian Finance Property, Ltd. Company Guar. Notes 5.95% due 10/15/39	40,000	40,788

MULTIMEDIA — 0.1%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	90,000	90,225

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.0%
Nexen, Inc. Bonds 6.40% due 05/15/37	50,000	52,803

OIL COMPANIES-INTEGRATED — 0.2%
Suncor Energy, Inc. Senior Notes 6.10% due 06/01/18	85,000	93,808
Suncor Energy, Inc. Senior Notes 6.50% due 06/15/38	70,000	75,331
Suncor Energy, Inc. Senior Notes 6.85% due 06/01/39	50,000	55,521

		224,660

SATELLITE TELECOM — 0.1%
Intelsat Jackson Holdings, Ltd. Company Guar. Notes 9.50% due 06/15/16	75,000	79,687

SPECIAL PURPOSE ENTITIES — 0.2%
AngloGold Ashanti Holdings PLC Company Guar. Notes 5.38% due 04/15/20	65,000	65,717
IIRSA Norte Finance, Ltd. Senior Notes 8.75% due 05/30/24	206,393	228,064

		293,781

STEEL-PRODUCERS — 0.1%
ArcelorMittal Senior Notes 6.13% due 06/01/18	60,000	64,679
ArcelorMittal Senior Notes 9.85% due 06/01/19	80,000	103,983

		168,662

TELECOM SERVICES — 0.1%
Nordic Telephone Co. Holdings Sec. Notes 8.88% due 05/01/16*	75,000	80,344

TELEPHONE-INTEGRATED — 0.6%
British Telecommunications PLC Senior Notes 5.95% due 01/15/18	100,000	104,949
British Telecommunications PLC Bonds 9.63% due 12/15/30	90,000	115,815
Telecom Italia Capital SA Company Guar. Notes 5.25% due 11/15/13	190,000	200,046
Telecom Italia Capital SA Company Guar. Notes 7.00% due 06/04/18	20,000	21,648
Telecom Italia Capital SA Company Guar. Bonds 7.72% due 06/04/38	35,000	37,497
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	350,000	382,056

		862,011

TELEVISION — 0.0%
Videotron Ltd. Senior Notes 6.88% due 01/15/14	30,000	30,375

TRANSPORT-RAIL — 0.1%
Canadian Pacific Railway Co. Senior Notes 7.25% due 05/15/19	65,000	75,055

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $4,046,592)		4,311,397

Foreign Government Agencies — 0.4%

SOVEREIGN — 0.4%
Federal Republic of Brazil Bonds 6.00% due 01/17/17	150,000	164,250
Federal Republic of Brazil Notes 8.00% due 01/15/18	182,227	211,378
Republic of South Africa Bonds 5.50% due 03/09/20	100,000	101,500
United Mexican States Notes 6.05% due 01/11/40	90,000	88,200

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $550,723)		565,328

U.S. Government Agencies — 17.1%

FEDERAL HOME LOAN BANK — 0.3%
0.15% due 07/11/11(1)	210,000	209,667
0.23% due 09/26/11(1)	235,000	234,773

		444,440

FEDERAL HOME LOAN MTG. CORP. — 5.2%
0.23% due 09/26/11(1)	280,000	279,730
0.25% due 10/21/11(1)	475,000	474,995
2.88% due 02/09/15	760,000	767,888
4.50% due May TBA	600,000	604,969
5.00% due 03/01/19	84,841	90,630
5.00% due May TBA	1,390,000	1,440,171
5.13% due 10/18/16	245,000	270,827
5.40% due 06/01/37(1)	34,417	36,481
5.45% due 06/01/37(1)	311,344	330,093
5.45% due 07/01/37(1)	62,898	66,705
5.49% due 06/01/37(1)	39,018	41,421
5.50% due 07/01/34	321,629	341,131
5.50% due May TBA	240,000	253,500
6.00% due May TBA	750,000	802,734
6.50% due 05/01/16	21,430	23,105
6.50% due May TBA	290,000	314,424
Federal Home Loan Mtg. Corp. REMIC
Series 3349, Class MY 5.50% due 07/15/37(2)	800,000	847,900

		6,986,704

FEDERAL NATIONAL MTG. ASSOC. — 9.0%
2.63% due 11/20/14	850,000	855,272
4.00% due May TBA	490,000	498,192
4.50% due 04/01/23	59,915	62,404
4.50% due 05/01/23	163,410	170,200
4.50% due May TBA	1,115,000	1,124,059
4.50% due June TBA	670,000	696,277
4.63% due 05/01/13	480,000	514,722
4.88% due 12/15/16	290,000	315,458
5.00% due 03/01/18	98,887	105,542
5.00% due 04/01/18	23,864	25,380
5.00% due 07/01/18	156,659	167,202
5.00% due 08/01/18	104,982	112,048
5.00% due 06/01/19	94,026	100,237
5.00% due 06/01/33	229,413	239,006

5.00% due 07/01/33	162,871	170,068
5.00% due 02/01/35	278,987	291,315
5.00% due 07/01/37	372,240	388,688
5.00% due May TBA	940,000	972,900
5.25% due 08/01/12	365,000	393,625
5.50% due 10/01/17	309,862	333,084
5.50% due 11/01/17	61,620	66,238
6.00% due 08/01/17	108,025	116,762
6.00% due May TBA	1,750,000	1,868,398
6.00% due June TBA	330,000	351,347
6.25% due 02/01/11	365,000	380,741
6.50% due 12/01/37	946,207	1,023,885
Federal National Mtg. Assoc. REMIC
Series 2003-35, Class DF 0.66% due 02/25/33(1)(2)	167,643	167,572
Series 2006-43, Class G 6.50% due 09/25/33(2)	112,477	116,610
Series 2006-63, Class AB 6.50% due 10/25/33(2)	82,122	84,643
Series 2006-63, Class AE 6.50% due 10/25/33(2)	78,837	81,258
Series 2006-59, Class DC 6.50% due 12/25/33(2)	302,902	316,490
Series 2006-78, Class BC 6.50% due 01/25/34(2)	106,935	111,350

		12,220,973

GOVERNMENT NATIONAL MTG. ASSOC. — 2.4%
4.50% due 05/15/39	253,668	258,123
4.50% due May TBA	570,000	578,728
5.00% due May TBA	870,000	907,111
5.50% due 01/15/34	885,772	946,972
6.00% due May TBA	380,000	407,491
7.50% due 01/15/32	112,859	127,621

		3,226,046

TENNESSEE VALLEY AUTHORITY — 0.2%
4.65% due 06/15/35	248,000	231,022

TOTAL U.S. GOVERNMENT AGENCIES (cost $22,595,078)		23,109,185

U.S. Government Treasuries — 5.1%

UNITED STATES TREASURY BONDS — 1.0%
3.50% due 02/15/39	290,000	242,286
4.38% due 11/15/39	30,000	29,250
4.50% due 05/15/38	150,000	149,953
5.00% due 05/15/37	200,000	216,812
5.38% due 02/15/31	140,000	158,944
7.13% due 02/15/23	164,000	214,661
8.75% due 08/15/20	221,000	315,996

		1,327,902

UNITED STATES TREASURY NOTES — 4.1%
1.38% due 01/15/13	1,748,000	1,748,683
2.50% due 03/31/15	235,000	236,175
2.63% due 07/31/14	2,002,000	2,042,665
3.00% due 09/30/16	355,300	355,827
3.13% due 01/31/17	382,900	384,306
3.25% due 12/31/16	87,700	88,776
3.63% due 02/15/20	675,000	672,996
7.25% due 05/15/16	61,900	77,307

		5,606,735

TOTAL U.S. GOVERNMENT TREASURIES (cost $6,912,531)		6,934,637

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $120,629,201)		134,003,343

Short-Term Investment Securities — 0.0%

U.S. GOVERNMENT TREASURIES — 0.0%
United States Treasury Bills 0.09% due 06/03/10 (cost $39,997)(15)	40,000	39,997

REPURCHASE AGREEMENT — 8.3%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/30/10 to be repurchased 05/03/10 in the amount of $11,158,009 and collateralized by $11,395,000 of United States Treasury Bills, bearing interest at 0.19%, due 10/28/10 and having an approximate value of $11,383,605 (cost $11,158,000)	11,158,000	11,158,000

TOTAL INVESTMENTS (cost $131,827,198) (14)	107.3%	145,201,340
Liabilities in excess of other assets	(7.3)	(9,929,381)

NET ASSETS	100.0%	$135,271,959

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $3,299,129 representing 2.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(2)	Collateralized Mortgage Obligation

(3)	Variable Rate Security — the rate reflected is as of April 30, 2010, maturity date reflects the stated maturity date.

(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2010, the Balanced Portfolio held the following restricted securities:

		Principal
	Acquisition	Amount/	Acquisition		Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets

ICO North America, Inc.
7.50% due 08/15/09	8/11/05	$35,000	$35,000
	3/14/08	1,000	1,000
	9/11/08	1,000	1,000
	2/27/09	1,000	1,000

		$38,000		$31,920	$84.00	0.0%

(5)	Bond in default

(6)	Company has filed for Chapter 11 bankruptcy protection.

(7)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(8)	Bond is in default and did not pay principal at maturity

(9)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $31,920 representing 0.0% of net assets.

(10)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(11)	Commercial Mortgage Backed Security

(12)	Perpetual maturity — maturity date reflects the next call date.

(13)	Income may be received in cash or additional bonds at the discretion of the issuer.

(14)	See Note 4 for cost of investments on a tax basis.

(15)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

ADR — American Depository Receipt
REMIC — Real Estate Mortgage Investment Conduit
TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
Open Futures Contracts

					Value as of	Unrealized
Number of			Expiration	Value at	April 30,	Appreciation /
Contracts	Type	Description	Month	Trade Date	2010	(Depreciation)

8	Long	S&P 500 E-mini Index	June 2010	$477,020	$473,360	$(3,660)
1	Long	U.S. Treasury Notes 2 Year	June 2010	217,128	217,578	450
9	Short	U.S. Treasury Notes 5 Year	June 2010	1,036,037	1,042,734	(6,697)
3	Short	U.S. Treasury Notes 10 Year	June 2010	349,913	353,718	(3,805)
14	Long	U.S. Treasury Notes 30 Year	June 2010	1,617,875	1,666,875	49,000

						$35,288

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock	$80,733,337	$—	$—	$80,733,337
Asset Backed Securities	—	7,703,389	—	7,703,389
Convertible Bonds & Notes	—	—	31,920	31,920
U.S. Corporate Bonds & Notes	—	10,614,150	0	10,614,150
Foreign Corporate Bonds & Notes	—	4,311,397	—	4,311,397
Foreign Government Agencies	—	565,328	—	565,328
U.S. Government Agencies	—	23,109,185	—	23,109,185
U.S. Government Treasuries	—	6,934,637	—	6,934,637
Short-Term Investment Securities:
U.S. Government Treasuries	—	39,997	—	39,997
Repurchase Agreement	—	11,158,000	—	11,158,000
Other Financial Instruments:@
Open Futures Contracts Appreciation	49,450	—	—	49,450
Open Futures Contracts Depreciation	(14,162)	—	—	(14,162)

Total	$80,768,625	$64,436,083	$31,920	$145,236,628

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Convertible	U.S. Corporate
	Bonds & Notes	Bonds & Notes
Balance as of 1/31/2010	$21,660	$0
Accrued discounts/premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation(depreciation)	10,260	—
Net purchases(sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 4/30/2010	$31,920	$0

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MFS TOTAL RETURN PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 59.3%	Principal	Value
	Amount	(Note 1)

ADVERTISING AGENCIES — 0.6%
Omnicom Group, Inc.	108,080	$4,610,693

AEROSPACE/DEFENSE — 2.6%
Lockheed Martin Corp.	174,780	14,837,074
Northrop Grumman Corp.	82,650	5,606,150

		20,443,224

AEROSPACE/DEFENSE-EQUIPMENT — 1.4%
Goodrich Corp.	12,950	960,631
United Technologies Corp.	139,920	10,487,004

		11,447,635

AGRICULTURAL CHEMICALS — 0.1%
Monsanto Co.	14,380	906,803

ATHLETIC FOOTWEAR — 0.9%
NIKE, Inc., Class B	93,400	7,089,994

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.2%
Johnson Controls, Inc.	55,880	1,877,009

BANKS-COMMERCIAL — 0.2%
Regions Financial Corp.	208,190	1,840,400

BANKS-FIDUCIARY — 2.3%
Northern Trust Corp.	16,210	891,226
State Street Corp.	134,440	5,848,140
The Bank of New York Mellon Corp.	380,032	11,830,396

		18,569,762

BANKS-SUPER REGIONAL — 1.7%
PNC Financial Services Group, Inc.	58,960	3,962,701
Wells Fargo & Co.	275,770	9,130,745

		13,093,446

BEVERAGES-NON-ALCOHOLIC — 0.8%
PepsiCo, Inc.	99,330	6,478,302

BEVERAGES-WINE/SPIRITS — 0.6%
Diageo PLC(4)	282,990	4,826,052

BREWERY — 0.1%
Heineken NV(4)	23,890	1,108,933

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
Pulte Group, Inc.†	80,610	1,055,185

CABLE/SATELLITE TV — 0.2%
Comcast Corp., Special Class A	82,920	1,563,042

CELLULAR TELECOM — 0.8%
Vodafone Group PLC(4)	2,847,380	6,329,740

CHEMICALS-DIVERSIFIED — 0.8%
E.I. du Pont de Nemours & Co.	31,320	1,247,789
PPG Industries, Inc.	75,030	5,279,861

		6,527,650

COATINGS/PAINT — 0.4%
The Sherwin-Williams Co.	37,470	2,925,283

COMMERCIAL SERVICES-FINANCE — 0.5%
Mastercard, Inc., Class A	690	171,148
The Western Union Co.	138,870	2,534,377
Visa, Inc., Class A	13,470	1,215,398

		3,920,923

COMPUTER SERVICES — 0.6%
Accenture PLC, Class A	111,570	4,868,915

COMPUTERS — 1.4%
Dell, Inc.†	102,860	1,664,275
Hewlett-Packard Co.	91,030	4,730,829
International Business Machines Corp.	37,920	4,891,680

		11,286,784

CONSUMER PRODUCTS-MISC. — 0.3%
Clorox Co.	24,410	1,579,327
Kimberly-Clark Corp.	11,310	692,850

		2,272,177

COSMETICS & TOILETRIES — 0.8%
The Procter & Gamble Co.	104,114	6,471,726

DATA PROCESSING/MANAGEMENT — 0.2%
Dun & Bradstreet Corp.	18,700	1,439,339

DIALYSIS CENTERS — 0.1%
DaVita, Inc.†	18,730	1,169,314

DIVERSIFIED BANKING INSTITUTIONS — 4.2%
Bank of America Corp.	380,860	6,790,734
JPMorgan Chase & Co.	371,500	15,818,470
The Goldman Sachs Group, Inc.	74,000	10,744,800

		33,354,004

DIVERSIFIED MANUFACTURING OPERATIONS — 2.2%
3M Co.	65,920	5,845,126
Danaher Corp.	51,970	4,380,032
Eaton Corp.	37,790	2,915,876
General Electric Co.	71,180	1,342,455
Honeywell International, Inc.	55,690	2,643,604

		17,127,093

ELECTRIC-INTEGRATED — 2.5%
American Electric Power Co., Inc.	46,440	1,592,892
CMS Energy Corp.	26,310	427,801
Dominion Resources, Inc.	75,658	3,162,504
Entergy Corp.	38,000	3,089,020
FPL Group, Inc.	48,220	2,509,851
Northeast Utilities	16,650	462,703
PG&E Corp.	64,730	2,835,174
PPL Corp.	77,960	1,930,290
Public Service Enterprise Group, Inc.	109,620	3,522,091

		19,532,326

ELECTRONIC COMPONENTS-MISC. — 0.2%
Tyco Electronics, Ltd.	37,790	1,213,815

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.7%
Intel Corp.	236,380	5,396,555

ENGINEERING/R&D SERVICES — 0.2%
Fluor Corp.	28,490	1,505,412

ENTERPRISE SOFTWARE/SERVICE — 0.8%
Oracle Corp.	243,200	6,284,288

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
The Charles Schwab Corp.	101,370	1,955,427

FINANCE-OTHER SERVICES — 0.1%
Deutsche Boerse AG(4)	13,510	1,052,478

FOOD-CONFECTIONERY — 0.1%
The J.M. Smucker Co.	16,151	986,341

FOOD-MISC. — 1.9%
Danone(4)	19,881	1,173,453
General Mills, Inc.	50,990	3,629,468
Kellogg Co.	41,950	2,304,733

Nestle SA(4)	154,307	7,530,875

		14,638,529

FOOD-RETAIL — 0.2%
The Kroger Co.	83,990	1,867,098

GAS-DISTRIBUTION — 0.2%
Sempra Energy	30,030	1,476,875

HOTEL/MOTELS — 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	8,990	490,045

INDEPENDENT POWER PRODUCERS — 0.2%
NRG Energy, Inc.†	56,610	1,368,264

INDUSTRIAL GASES — 0.6%
Air Products & Chemicals, Inc.	59,620	4,577,623

INSTRUMENTS-SCIENTIFIC — 0.5%
Thermo Fisher Scientific, Inc.†	16,410	907,145
Waters Corp.†	38,490	2,770,895

		3,678,040

INSURANCE BROKERS — 0.2%
AON Corp.	45,730	1,941,696

INSURANCE-LIFE/HEALTH — 0.8%
Aflac, Inc.	21,210	1,080,862
Prudential Financial, Inc.	86,310	5,485,863

		6,566,725

INSURANCE-MULTI-LINE — 2.2%
ACE, Ltd.	58,400	3,106,296
MetLife, Inc.	261,880	11,936,490
The Allstate Corp.	72,180	2,358,121

		17,400,907

INSURANCE-PROPERTY/CASUALTY — 0.9%
Chubb Corp.	28,800	1,522,656
The Travelers Cos., Inc.	103,540	5,253,619

		6,776,275

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.2%
Franklin Resources, Inc.	13,490	1,559,984

MEDICAL INSTRUMENTS — 1.0%
Medtronic, Inc.	113,750	4,969,738
St. Jude Medical, Inc.†	63,660	2,598,601

		7,568,339

MEDICAL PRODUCTS — 2.0%
Becton, Dickinson and Co.	49,260	3,761,986
Johnson & Johnson	183,370	11,790,691

		15,552,677

MEDICAL-DRUGS — 2.5%
Abbott Laboratories	145,210	7,428,943
GlaxoSmithKline PLC(4)	51,920	961,553
Merck & Co., Inc.	90,000	3,153,600
Pfizer, Inc.	430,075	7,190,854
Roche Holding AG(4)	5,080	802,300

		19,537,250

MEDICAL-HMO — 0.1%
WellPoint, Inc.†	14,170	762,346

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	9,510	1,220,513

MULTIMEDIA — 1.0%
The Walt Disney Co.	183,510	6,760,508
Time Warner, Inc.	38,010	1,257,371

		8,017,879

NETWORKING PRODUCTS — 0.2%
Cisco Systems, Inc.†	70,300	1,892,476

OIL & GAS DRILLING — 0.1%
Transocean, Ltd.†	8,710	631,039

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.8%
Anadarko Petroleum Corp.	35,110	2,182,438
Apache Corp.	90,660	9,225,562
Devon Energy Corp.	35,950	2,420,513
EOG Resources, Inc.	35,590	3,990,351
Noble Energy, Inc.	33,210	2,537,244
Occidental Petroleum Corp.	19,890	1,763,447

		22,119,555

OIL COMPANIES-INTEGRATED — 4.5%
Chevron Corp.	100,311	8,169,328
ConocoPhillips	20,170	1,193,862
Exxon Mobil Corp.	183,416	12,444,776
Hess Corp.	65,210	4,144,095
Marathon Oil Corp.	69,500	2,234,425
Total SA ADR	130,170	7,078,645

		35,265,131

OIL FIELD MACHINERY & EQUIPMENT — 0.2%
National Oilwell Varco, Inc.	44,100	1,941,723

OIL-FIELD SERVICES — 0.2%
Halliburton Co.	29,310	898,352
Schlumberger, Ltd.	14,570	1,040,589

		1,938,941

PIPELINES — 0.2%
The Williams Cos., Inc.	65,090	1,536,775

RETAIL-AUTO PARTS — 0.3%
Advance Auto Parts, Inc.	50,510	2,278,001

RETAIL-BUILDING PRODUCTS — 0.2%
Home Depot, Inc.	48,500	1,709,625

RETAIL-DISCOUNT — 0.7%
Target Corp.	54,160	3,080,079
Wal-Mart Stores, Inc.	50,230	2,694,840

		5,774,919

RETAIL-DRUG STORE — 0.8%
CVS Caremark Corp.	103,238	3,812,579
Walgreen Co.	60,430	2,124,115

		5,936,694

RETAIL-OFFICE SUPPLIES — 0.3%
Staples, Inc.	106,870	2,514,651

RETAIL-REGIONAL DEPARTMENT STORES — 0.1%
Kohl’s Corp.†	19,910	1,094,851

RETAIL-RESTAURANTS — 0.2%
McDonald’s Corp.	21,110	1,490,155

SCHOOLS — 0.2%
Apollo Group, Inc., Class A†	20,870	1,198,147

STEEL-PRODUCERS — 0.1%
United States Steel Corp.	18,780	1,026,515

TELEPHONE-INTEGRATED — 1.8%
AT&T, Inc.	490,110	12,772,267
CenturyTel, Inc.	42,885	1,462,807

		14,235,074

TOBACCO — 1.6%
Altria Group, Inc.	57,500	1,218,425
Philip Morris International, Inc.	227,390	11,160,301

		12,378,726

TOOLS-HAND HELD — 0.2%
Stanley Black & Decker, Inc.	20,054	1,246,356

TOYS — 0.3%
Hasbro, Inc.	51,160	1,962,498

TRANSPORT-RAIL — 0.2%
Canadian National Railway Co.	18,630	1,113,888
Union Pacific Corp.	9,520	720,283

		1,834,171

TRANSPORT-SERVICES — 0.2%
United Parcel Service, Inc., Class B	24,440	1,689,782

WEB PORTALS/ISP — 0.1%
Google, Inc., Class A†	2,050	1,077,152

WIRELESS EQUIPMENT — 0.1%
Nokia OYJ ADR	83,570	1,016,211

TOTAL COMMON STOCK (cost $402,335,718)		469,320,303

Asset Backed Securities — 2.8%

DIVERSIFIED FINANCIAL SERVICES — 2.8%
Anthracite CDO I, Ltd. Series 2002, Class CIBA 0.71% due 05/24/17*(1)(2)(3)(5)	$841,096	778,014
Bayview Financial Revolving Mtg. Loan Trust Series 2005-E, Class M1 1.86% due 12/28/40*(1)(2)(3)(5)	666,783	241,709
Capital Trust Re CDO, Ltd. Series 2005-3A, Class A2 5.16% due 06/25/35*(2)(3)(5)	1,000,000	965,000
Citigroup Commercial Mtg. Trust Series 2007-C6, Class A4 5.70% due 06/10/17(6)(7)	2,450,000	2,484,641
Citigroup/Deutsche Bank Commercial Mtg. Trust Series 2007-CD4, Class A4 5.32% due 03/11/12(6)	1,000,000	971,273
Countrywide Asset-Backed Certificates Series 2005-3, Class AF3 4.82% due 03/25/35	18,056	17,880
Countrywide Asset-Backed Certificates Series 2006-15, Class A3 5.69% due 10/25/36	550,000	376,541
Credit Suisse Mtg. Capital Certificates Series 2007-C5 Class A4 5.70% due 09/15/40(6)	1,116,407	1,062,375
Crest G-Star CDO Series 2001, Class 1X 0.72% due 11/28/16(1)(3)	1,160,297	1,119,687
CW Capital Cobalt, Ltd. Series 2006-C1, Class A4 5.22% due 08/15/48(6)	1,074,000	1,053,877
FHLMC Multifamily Structured Pass Through Certs. Series K003, Class A5 5.09% due 03/25/19(6)	793,000	846,374
GE Capital Commercial Mtg. Corp. Series 2006-C1, Class AM 5.34% due 03/10/44(6)(7)	630,000	582,252
GMAC Mtg. Corp. Loan Trust Series 2006-HE3, Class A3 5.81% due 10/25/36	563,472	304,527
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.48% due 02/10/17(6)	1,725,000	1,516,890
Household Credit Card Master Note Trust I Series 2007-2, Class A 0.80% due 07/15/13(1)	1,390,000	1,388,805
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class AM 4.78% due 07/15/42(6)	765,000	726,176
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-CB12, Class AM 4.95% due 09/12/37(6)	800,000	744,533
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2004-C2, Class A3 5.23% due 05/15/41(6)(7)	192,837	202,731
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2007-LDPX, Class A3 5.42% due 02/15/17(6)	482,647	465,283
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2007-LD11, Class A4 5.82% due 05/15/17(6)(7)	250,000	245,652
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-LDP6, Class A4 5.48% due 04/15/43(6)	1,270,000	1,319,605
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-CB16, Class A4 5.55% due 05/12/45(6)	480,583	492,180
JP Morgan Chase Commercial Mtg. Securities Corp., Series 2006-LDP7, Class A4 5.87% due 04/15/45(6)(7)	1,270,000	1,330,706

Merrill Lynch Mortgage Trust Series 2007-C1, Class C 5.83% due 07/12/17(6)(7)	560,000	148,246
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-7, Class A4 5.75% due 06/12/50(6)(7)	1,116,407	1,085,430
Morgan Stanley Capital I Series 1998-HF2, Class X 0.92% due 11/15/30*(6)(7)(8)	2,904,274	75,135
RAAC Series Series 2004-SP3, Class AI3 4.97% due 09/25/34(9)	425,000	408,592
Residential Funding Mtg. Securities II, Inc. Series 2005-HS2, Class AI3 5.32% due 01/25/24	669,000	220,579
Spirit Master Funding LLC Pass Through Series 2005-1, Class A1 5.05% due 07/20/23*(2)(3)(5)(6)	694,013	586,316
Structured Asset Securities Corp. Series 2005-4XS, Class 1A2B 4.67% due 03/25/35	298,348	289,577

TOTAL ASSET BACKED SECURITIES (cost $23,657,658)		22,050,586

U.S. Corporate Bonds & Notes — 7.0%

AEROSPACE/DEFENSE — 0.1%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	1,009,000	1,058,210

BANKS-COMMERCIAL — 0.1%
Credit Suisse New York Senior Notes 5.50% due 05/01/14	940,000	1,029,929

BANKS-SUPER REGIONAL — 0.4%
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	720,000	767,441
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	600,000	622,768
Wachovia Corp. Sub. Notes 5.25% due 08/01/14	1,865,000	1,978,554

		3,368,763

BEVERAGES-NON-ALCOHOLIC — 0.0%
Dr. Pepper Snapple Group, Inc. Company Guar. Notes 6.82% due 05/01/18	338,000	393,089

BREWERY — 0.3%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 8.00% due 11/15/39*	820,000	1,065,022
SABMiller PLC Notes 5.50% due 08/15/13*	863,000	941,436

		2,006,458

BUILDING PRODUCTS-CEMENT — 0.0%
CRH America, Inc. Notes 6.95% due 03/15/12	142,000	154,214

CABLE/SATELLITE TV — 0.1%
Cox Communications, Inc. Notes 4.63% due 06/01/13	708,000	752,911

COMMERCIAL SERVICES-FINANCE — 0.1%
The Western Union Co. Senior Notes 5.40% due 11/17/11	1,024,000	1,086,145

CONSUMER PRODUCTS-MISC. — 0.1%
Fortune Brands, Inc. Notes 5.13% due 01/15/11	786,000	807,349

DIVERSIFIED BANKING INSTITUTIONS — 0.7%
Bank of America Corp. Sub. Notes 5.49% due 03/15/19	348,000	340,407
Bank of America Corp. Senior Notes 7.38% due 05/15/14	325,000	366,062
Bank of America Corp. Senior Notes 7.63% due 06/01/19	460,000	525,098
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	598,000	605,331
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	770,000	854,528
Morgan Stanley Senior Notes 5.75% due 10/18/16	660,000	698,614
Morgan Stanley Senior Notes 6.63% due 04/01/18	720,000	763,379
The Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	772,000	762,193
The Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	530,000	570,134

		5,485,746

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Notes 5.45% due 01/15/13	203,000	220,127

ZFS Finance USA Trust I Bonds 6.50% due 05/09/37*(1)	474,000	453,855

		673,982

ELECTRIC-GENERATION — 0.2%
Bruce Mansfield Unit 1 Pass Through Certs. 6.85% due 06/01/34(2)	1,418,223	1,365,316

ELECTRIC-INTEGRATED — 0.4%
Entergy Louisiana LLC Bonds 8.09% due 01/02/17	151,622	156,130
MidAmerican Funding LLC Senior Sec. Notes 6.93% due 03/01/29	166,000	185,941
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	985,000	1,153,479
PSEG Power LLC Company Guar. Notes 5.32% due 09/15/16*	414,000	436,131
PSEG Power LLC Company Guar. Notes 6.95% due 06/01/12	593,000	653,211
System Energy Resources, Inc. Sec. Bonds 5.13% due 01/15/14*(2)(5)	190,514	195,996

		2,780,888

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc. Senior Notes 3.25% due 02/01/15	209,000	211,378
Adobe Systems, Inc. Senior Notes 4.75% due 02/01/20	494,000	495,496

		706,874

FINANCE-CREDIT CARD — 0.1%
American Express Co. Senior Notes 5.50% due 09/12/16	710,000	756,888

FINANCE-INVESTMENT BANKER/BROKER — 0.3%
JPMorgan Chase Capital XXVII Company Guar. Notes 7.00% due 11/01/39	450,000	462,611
Merrill Lynch & Co., Inc. Notes 6.15% due 04/25/13	720,000	779,122
UBS Preferred Funding Trust V Company Guar. Notes 6.24% due 05/15/16(1)(10)	1,380,000	1,269,600

		2,511,333

FOOD-RETAIL — 0.0%
The Kroger Co. Notes 5.00% due 04/15/13	342,000	365,962

HOTEL/MOTELS — 0.1%
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	593,000	590,523

INSURANCE-MULTI-LINE — 0.2%
Metropolitan Life Global Funding I Senior Notes 5.13% due 04/10/13*	340,000	365,813
Metropolitan Life Global Funding I Notes 5.13% due 06/10/14*	290,000	313,713
The Allstate Corp. Senior Notes 5.55% due 05/09/35	73,000	71,542
The Allstate Corp. Senior Notes 6.13% due 12/15/32	604,000	625,984

		1,377,052

INSURANCE-PROPERTY/CASUALTY — 0.2%
Chubb Corp. Jr. Sub. Notes 6.38% due 03/29/37(1)	1,210,000	1,211,513

MACHINE TOOLS & RELATED PRODUCTS — 0.1%
Kennametal, Inc. Senior Notes 7.20% due 06/15/12(2)	710,000	749,858

MEDICAL LABS & TESTING SERVICES — 0.2%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	1,150,000	1,289,504

MEDICAL PRODUCTS — 0.2%
CareFusion Corp. Senior Notes 6.38% due 08/01/19	720,000	804,328
Hospira, Inc. Senior Notes 5.55% due 03/30/12	310,000	332,087
Hospira, Inc. Senior Notes 6.05% due 03/30/17	555,000	608,816

		1,745,231

MEDICAL-DRUGS — 0.2%
Allergan, Inc. Senior Notes 5.75% due 04/01/16	800,000	907,207
Pfizer, Inc. Senior Notes 7.20% due 03/15/39	340,000	421,950

		1,329,157

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.1%
Cardinal Health, Inc. Notes 5.80% due 10/15/16	443,000	489,723

MULTIMEDIA — 0.2%
News America Holdings, Inc. Company Guar. Debentures 8.50% due 02/23/25	664,000	809,198
Time Warner Entertainment Co. LP Senior Notes 8.38% due 07/15/33	700,000	865,897

		1,675,095

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.2%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/36	860,000	893,370
Devon OEI Operating, Inc. Company Guar. Senior Notes 7.25% due 10/01/11	710,000	764,739

		1,658,109

OIL COMPANIES-INTEGRATED — 0.0%
Hess Corp. Senior Notes 8.13% due 02/15/19	190,000	236,189

OIL REFINING & MARKETING — 0.1%
Valero Energy Corp. Senior Notes 6.88% due 04/15/12	1,065,000	1,156,643

PIPELINES — 0.5%
CenterPoint Energy Resources Corp. Senior Notes 7.88% due 04/01/13	652,000	747,844
Enterprise Products Operating LLC Company Guar. Bonds 6.50% due 01/31/19	565,000	634,546
Kinder Morgan Energy Partners LP Notes 6.75% due 03/15/11	1,154,000	1,207,674
Kinder Morgan Energy Partners LP Senior Notes 7.40% due 03/15/31	110,000	126,452
Kinder Morgan Energy Partners LP Senior Bonds 7.75% due 03/15/32	212,000	253,034
Spectra Energy Capital LLC Senior Notes 8.00% due 10/01/19	708,000	855,398

		3,824,948

PROPERTY TRUST — 0.0%
WEA Finance LLC / WT Finance Australia Property, Ltd. Company Guar. Notes 6.75% due 09/02/19*	233,000	261,026

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Boston Properties LP Senior Notes 5.00% due 06/01/15	147,000	153,615
HRPT Properties Trust Senior Notes 6.25% due 08/15/16	988,000	1,005,201
Kimco Realty Corp. Senior Notes 6.00% due 11/30/12	750,000	816,011
Simon Property Group LP Notes 5.88% due 03/01/17	673,000	720,231
Vornado Realty LP Notes 4.75% due 12/01/10	500,000	508,051

		3,203,109

RENTAL AUTO/EQUIPMENT — 0.1%
ERAC USA Finance Co. Company Guar. Notes 7.00% due 10/15/37*	711,000	758,178

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	616,000	636,020

RETAIL-BUILDING PRODUCTS — 0.0%
Home Depot, Inc. Senior Notes 5.88% due 12/16/36	303,000	303,180

RETAIL-DISCOUNT — 0.2%
Wal-Mart Stores, Inc. Bonds 5.25% due 09/01/35	1,503,000	1,480,117

RETAIL-DRUG STORE — 0.1%
CVS Caremark Corp. Senior Notes 6.13% due 08/15/16	610,000	679,205

SOVEREIGN AGENCY — 0.0%
Financing Corp. Bonds 9.65% due 11/02/18	235,000	328,044

SPECIAL PURPOSE ENTITY — 0.1%
Crown Castle Towers LLC Senior Sec. Notes 6.11% due 01/15/20*	454,000	482,610

TELEPHONE-INTEGRATED — 0.4%
AT&T, Inc. Senior Notes 6.55% due 02/15/39	820,000	879,114
BellSouth Corp. Senior Notes 6.55% due 06/15/34	912,000	965,907
Verizon New York, Inc. Senior Notes 6.88% due 04/01/12	1,428,000	1,552,520

		3,397,541

TELEVISION — 0.1%
Hearst-Argyle Television, Inc. Debentures 7.50% due 11/15/27	800,000	606,831

TOBACCO — 0.1%
Philip Morris International, Inc. Senior Notes 4.88% due 05/16/13	532,000	574,805

TRANSPORT-RAIL — 0.0%
CSX Corp. Senior Notes 6.75% due 03/15/11	51,000	53,422

TOTAL U.S. CORPORATE BONDS & NOTES (cost $52,134,164)		55,401,690

Foreign Corporate Bonds & Notes — 3.1%

BANKS-COMMERCIAL — 1.0%
Banco Bradesco SA Sub. Notes 6.75% due 09/29/19*	392,000	405,877
Commonwealth Bank of Australia Senior Notes 5.00% due 10/15/19*	460,000	473,568
Groupe BPCE SA Sub. Notes 12.50% due 09/30/19*(1)(10)	884,000	1,047,184
ING Bank NV Government Guar. Notes 3.90% due 03/19/14*	830,000	879,115
Nordea Bank AB Bonds 5.42% due 04/20/15*(1)(10)	275,000	253,947
Royal Bank of Scotland PLC Government Guar. Notes 2.63% due 05/11/12*	1,480,000	1,511,949
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	860,000	916,206
UniCredito Italiano Capital Trust II Bank Guar. Notes 9.20% due 10/05/10*(1)(10)	1,112,000	1,092,540
Woori Bank Sub. Debentures Notes 6.13% due 05/03/16*(11)	1,480,000	1,510,549

		8,090,935

BANKS-MONEY CENTER — 0.2%
DBS Capital Funding Corp. Company Guar. Notes 7.66% due 03/15/11*(1)(10)	453,000	469,987
Unicredit Luxembourg Finance SA Senior Sub. Notes 6.00% due 10/31/17*	910,000	938,112

		1,408,099

BANKS-MORTGAGE — 0.1%
Achmea Hypotheekbank NV Government Liquid Guar. Notes 3.20% due 11/03/14*	570,000	577,713

BANKS-SPECIAL PURPOSE — 0.1%
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 4.88% due 06/17/19	840,000	904,901

CELLULAR TELECOM — 0.1%
Rogers Communications, Inc. Company Guar. Notes 6.80% due 08/15/18	982,000	1,132,093

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
BNP Paribas Jr. Sub.Notes 7.20% due 06/25/37*(1)(10)	400,000	376,000

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Irish Life & Permanent Group Holdings PLC Government Guar. Notes 3.60% due 01/14/13*	1,000,000	1,007,914

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
Tyco Electronics Group SA Senior Notes 6.55% due 10/01/17	835,000	935,557

DIVERSIFIED MINERALS — 0.0%
Vale Overseas, Ltd. Company Guar. Notes 6.88% due 11/10/39	352,000	369,324

ELECTRIC-INTEGRATED — 0.2%
EDP Finance BV Senior Notes 6.00% due 02/02/18*	645,000	646,470
Enel Finance International SA Company Guar. Notes 6.25% due 09/15/17*	636,000	682,752

		1,329,222

INSURANCE-MULTI-LINE — 0.1%
ING Groep NV Bonds 5.78% due 12/08/15(1)(10)	1,000,000	862,930

MACHINERY-CONSTRUCTION & MINING — 0.1%
Atlas Copco AB Bonds 5.60% due 05/22/17*	900,000	941,993

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Ras Laffan Liquefied Natural Gas Co., Ltd. III Company Guar. Senior Notes 5.83% due 09/30/16*	530,000	571,091

OIL COMPANIES-INTEGRATED — 0.4%
Husky Energy, Inc. Senior Notes 5.90% due 06/15/14	500,000	553,406
Husky Energy, Inc. Senior Notes 7.25% due 12/15/19	512,000	604,133
Petro-Canada Senior Notes 6.05% due 05/15/18	1,075,000	1,185,375

Petroleos Mexicanos Company Guar. Notes 8.00% due 05/03/19	491,000	576,925

		2,919,839

SPECIAL PURPOSE ENTITY — 0.0%
MUFG Capital Finance 1, Ltd. Bonds 6.35% due 07/25/16(1)(10)	344,000	341,804

STEEL-PRODUCERS — 0.2%
ArcelorMittal Senior Notes 6.13% due 06/01/18	1,092,000	1,177,163

SUPRANATIONAL BANKS — 0.1%
Asian Development Bank Notes 2.75% due 05/21/14	620,000	632,664

TELEPHONE-INTEGRATED — 0.1%
Q-Tel International Finance, Ltd. Company Guar. Notes 7.88% due 06/10/19*	230,000	267,581
Telecom Italia Capital SA Company Guar. Notes 5.25% due 11/15/13	343,000	361,136
Telefonica Europe BV Company Guar. Bonds 7.75% due 09/15/10	263,000	269,546

		898,263

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $23,495,729)		24,477,505

Foreign Government Agencies — 0.4%

SOVEREIGN — 0.3%
AID-Egypt U.S. Govt. Guar. Notes 4.45% due 09/15/15	785,000	840,641
Republic of Peru Notes 7.35% due 07/21/25	102,000	118,830
Russian Federation Bonds 3.63% due 04/29/15*(2)(5)	1,400,000	1,366,750

		2,326,221

SOVEREIGN AGENCY — 0.1%
Societe Financement de l’Economie Francaise Government Guar. Notes 3.38% due 05/05/14*	468,000	486,058

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $2,748,384)		2,812,279

Municipal Bonds & Notes — 0.5%

California Educational Facilities Authority 5.00% due 03/15/39	415,000	482,504
Massachusetts Health & Educational Facilities Authority 5.50% due 06/01/30	465,000	541,567
Massachusetts Health & Educational Facilities Authority 5.50% due 07/01/32	1,380,000	1,693,798
Metropolitan Transportation Authority 7.34% due 11/15/39	695,000	812,914

New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40	675,000	810,729

TOTAL MUNICIPAL BONDS & NOTES (cost $4,070,387)		4,341,512

U.S. Government Agencies — 14.3%

FEDERAL HOME LOAN MTG. CORP. — 4.5%
4.50% due 08/01/18	477,576	503,987
4.50% due 11/01/18	720,684	760,539
4.50% due 01/01/19	192,701	203,358
4.50% due 03/01/19	59,861	62,849
4.50% due 08/01/19	32,319	34,066
4.50% due 02/01/20	60,735	64,017
4.50% due 08/01/24	2,049,006	2,132,865
4.50% due 04/01/35	536,828	546,133
4.50% due 06/01/39	2,749,901	2,776,140
4.63% due 10/25/12	2,500,000	2,692,905
5.00% due 03/01/18	299,335	319,948
5.00% due 05/01/18	138,548	148,089
5.00% due 09/01/18	209,167	223,571
5.00% due 02/01/19	493,156	526,808
5.00% due 09/01/33	1,015,646	1,061,636
5.00% due 11/01/33	684,370	715,359
5.00% due 03/01/34	333,886	348,483
5.00% due 04/01/34	183,724	191,757
5.00% due 08/01/35	622,757	648,037
5.00% due 10/01/35	1,456,730	1,515,864
5.00% due 11/01/35	1,442,085	1,500,625
5.00% due 07/01/39	5,524,730	5,731,735
5.50% due 01/01/19	342,780	369,700
5.50% due 04/01/19	28,251	30,487
5.50% due 06/01/19	19,856	21,416
5.50% due 07/01/19	148,268	159,913
5.50% due 10/01/24	244,498	260,789
5.50% due 06/01/25	388,715	414,075
5.50% due 07/01/25	195,254	207,993
5.50% due 08/01/25	314,110	334,603
5.50% due 09/01/25	193,474	206,096
5.50% due 05/01/33	234,393	249,044
5.50% due 12/01/33	265,822	282,439
5.50% due 01/01/34	894,626	950,550
5.50% due 04/01/34	126,614	134,291
5.50% due 11/01/34	73,825	78,301
5.50% due 05/01/35	74,423	78,889
5.50% due 09/01/35	163,731	173,556
5.50% due 10/01/35	530,136	561,950

6.00% due 04/01/16	32,310	34,873
6.00% due 04/01/17	76,665	82,841
6.00% due 07/01/17	41,047	44,355
6.00% due 10/01/17	53,536	57,849
6.00% due 08/01/19	185,077	200,218
6.00% due 09/01/19	52,343	56,625
6.00% due 11/01/19	70,205	75,948
6.00% due 05/01/21	94,926	102,455
6.00% due 10/01/21	227,990	246,073
6.00% due 02/01/23	347,020	376,378
6.00% due 12/01/25	123,828	133,487
6.00% due 02/01/26	117,102	126,237
6.00% due 04/01/34	87,693	95,056
6.00% due 07/01/34	487,809	528,764
6.00% due 08/01/34	1,069,552	1,159,349
6.00% due 09/01/34	126,470	137,088
6.00% due 07/01/35	215,854	232,492
6.00% due 08/01/35	186,123	200,470
6.00% due 11/01/35	492,153	530,089
6.00% due 03/01/36	187,017	200,674
6.00% due 07/01/36	146,008	156,669
6.00% due 10/01/36	419,193	454,388
6.00% due 01/01/37	337,026	361,636
6.00% due 03/01/37	483,772	518,644
6.00% due 05/01/37	602,933	646,395
6.00% due 06/01/37	562,647	603,204
6.50% due 05/01/34	62,320	68,262
6.50% due 06/01/34	78,884	86,406
6.50% due 08/01/34	431,571	472,729
6.50% due 10/01/34	212,236	233,404
6.50% due 11/01/34	7,249	7,940
6.50% due 05/01/37	164,023	178,127
6.50% due 07/01/37	330,356	358,763
6.50% due 02/01/38	17,103	17,752

		36,008,503

FEDERAL NATIONAL MTG. ASSOC. — 8.0%
4.01% due 08/01/13	80,468	84,391
4.02% due 08/01/13	225,501	236,654
4.50% due 04/01/18	338,484	357,361
4.50% due 06/01/18	458,465	484,034
4.50% due 07/01/18	164,106	173,258
4.50% due 03/01/19	212,826	224,296
4.50% due 04/01/20	422,012	444,756
4.50% due 05/01/20	120,843	127,054
4.50% due 07/01/20	127,430	134,298
4.50% due 08/01/33	1,166,631	1,193,621
4.50% due 02/01/35	302,861	308,732
4.50% due 09/01/35	336,717	342,613
4.60% due 05/01/14	411,389	438,659
4.63% due 04/01/14	199,601	212,878
4.77% due 04/01/13	48,406	51,273
4.79% due 12/01/12	613,930	648,293
4.84% due 08/01/14	539,021	577,625
4.87% due 02/01/14	306,750	327,041
4.88% due 03/01/20	141,564	150,865
4.94% due 08/01/15	200,000	211,985
5.00% due 02/01/18	1,294,651	1,381,782
5.00% due 11/01/18	522,336	557,489
5.00% due 07/01/19	216,059	230,330
5.00% due 11/01/19	293,165	312,529
5.00% due 03/01/20	112,787	120,096
5.00% due 07/01/20	160,822	171,244
5.00% due 08/01/20	81,738	87,035
5.00% due 11/01/33	466,867	487,497
5.00% due 03/01/34	592,523	618,565
5.00% due 05/01/34	178,988	186,729
5.00% due 08/01/34	211,230	220,366
5.00% due 09/01/34	536,282	559,476
5.00% due 12/01/34	138,556	144,549
5.00% due 01/01/35	437,495	456,417
5.00% due 06/01/35	1,166,123	1,213,643
5.00% due 07/01/35	1,688,497	1,757,304
5.00% due 08/01/35	379,981	395,465
5.00% due 08/01/36	417,512	434,525
5.00% due 03/01/38	1,997,282	2,070,557
5.00% due 05/01/38	1,905,000	1,974,890
5.00% due 10/01/39	328,070	340,004
5.27% due 12/01/16	330,000	359,152
5.37% due 02/01/13	283,644	305,241
5.37% due 05/01/18	510,000	555,477
5.50% due 11/01/17	291,038	312,849
5.50% due 01/01/18	422,931	454,626
5.50% due 02/01/18	265,923	286,433
5.50% due 07/01/19	319,682	344,439
5.50% due 08/01/19	83,317	89,770
5.50% due 09/01/19	356,563	384,175
5.50% due 01/01/21	249,497	268,429
5.50% due 03/01/21	83,847	89,895
5.50% due 05/01/22	131,590	140,773
5.50% due 02/01/33	515,942	547,630
5.50% due 06/01/33	695,178	737,873
5.50% due 07/01/33	2,761,224	2,930,809
5.50% due 11/01/33	801,783	851,026
5.50% due 12/01/33	152,866	162,254
5.50% due 01/01/34	503,663	534,598
5.50% due 02/01/34	1,055,926	1,120,308
5.50% due 03/01/34	97,679	103,589
5.50% due 04/01/34	243,778	258,292
5.50% due 05/01/34	958,817	1,015,907
5.50% due 06/01/34	64,500	68,340
5.50% due 07/01/34	1,294,056	1,371,105
5.50% due 09/01/34	2,037,404	2,158,714
5.50% due 10/01/34	2,622,794	2,778,958
5.50% due 11/01/34	2,737,751	2,900,761
5.50% due 12/01/34	1,133,195	1,200,667
5.50% due 01/01/35	1,456,470	1,545,160
5.50% due 04/01/35	215,360	227,644
5.50% due 09/01/35	766,451	810,171
5.50% due 06/01/36	389,684	411,303
5.50% due 03/01/37	292,321	308,539
6.00% due 01/01/17	292,752	315,972
6.00% due 08/01/17	183,315	198,142
6.00% due 03/01/18	53,258	57,566
6.00% due 11/01/18	437,857	472,586
6.00% due 01/01/21	125,216	135,108
6.00% due 05/01/21	58,993	63,654
6.00% due 07/01/21	250,383	270,165
6.00% due 11/01/25	126,245	136,359

6.00% due 04/01/34	767,603	827,868
6.00% due 05/01/34	492,021	530,650
6.00% due 06/01/34	1,488,635	1,605,507
6.00% due 07/01/34	883,183	952,522
6.00% due 08/01/34	801,941	864,901
6.00% due 10/01/34	977,270	1,054,301
6.00% due 11/01/34	95,518	103,017
6.00% due 12/01/34	52,596	56,726
6.00% due 08/01/35	200,865	214,940
6.00% due 09/01/35	487,909	531,465
6.00% due 10/01/35	318,788	341,126
6.00% due 11/01/35	155,057	165,923
6.00% due 12/01/35	967,790	1,035,607
6.00% due 02/01/36	687,445	735,616
6.00% due 03/01/36	129,449	138,196
6.00% due 04/01/36	314,857	336,133
6.00% due 06/01/36	256,570	274,339
6.00% due 12/01/36	279,645	298,542
6.00% due 03/01/37	299,231	318,703
6.00% due 07/01/37	316,760	336,450
6.33% due 03/01/11	116,215	119,742
6.50% due 06/01/31	187,284	206,347
6.50% due 07/01/31	70,967	78,190
6.50% due 09/01/31	233,723	257,512
6.50% due 02/01/32	94,063	103,637
6.50% due 07/01/32	481,017	530,575
6.50% due 08/01/32	373,831	411,880
6.50% due 01/01/33	241,080	265,618
6.50% due 04/01/34	50,405	55,157
6.50% due 06/01/34	60,281	65,964
6.50% due 08/01/34	319,268	349,369
6.50% due 05/01/36	248,215	268,980
6.50% due 01/01/37	152,427	165,178
6.50% due 02/01/37	830,480	898,686
6.50% due 05/01/37	417,900	452,208
6.50% due 07/01/37	323,321	349,864
7.50% due 02/01/30	29,845	33,670
7.50% due 03/01/31	84,809	95,867
7.50% due 01/01/32	49,403	55,844

		63,221,458

GOVERNMENT NATIONAL MTG. ASSOC. — 1.4%
4.50% due 07/20/33	55,866	57,200
4.50% due 09/20/33	361,990	370,635
4.50% due 12/20/34	195,495	199,824
5.00% due 07/20/33	80,613	84,585
5.00% due 06/15/34	329,619	346,337
5.00% due 10/15/34	167,696	176,359
5.00% due 05/15/39	2,041,881	2,138,944
5.00% due 09/15/39	2,550,834	2,665,861
5.50% due 11/15/32	285,459	305,583
5.50% due 05/15/33	1,825,791	1,953,938
5.50% due 08/15/33	129,369	138,449
5.50% due 12/15/33	422,235	452,116
5.50% due 09/15/34	174,469	186,524
5.50% due 10/15/35	23,560	25,158
6.00% due 09/15/32	398,410	433,881
6.00% due 04/15/33	340,564	370,034
6.00% due 02/15/34	216,212	234,111
6.00% due 07/15/34	171,712	185,926
6.00% due 09/15/34	181,655	196,693
6.00% due 01/20/35	90,194	97,567
6.00% due 02/20/35	128,261	138,744
6.00% due 04/20/35	67,823	73,367
6.00% due 01/15/38	608,718	653,782

		11,485,618

SMALL BUSINESS ADMINISTRATION — 0.4%
Small Business Administration Series 2003-20G, Class 1 4.35% due 07/01/23	102,057	106,787
Small Business Administration Series 2004-20D, Class 1 4.77% due 04/01/24	282,121	297,459
Small Business Administration Series 2005-20C, Class 1 4.95% due 03/01/25	677,903	720,024
Small Business Administration Series 2004-20I, Class 1 4.99% due 09/01/24	419,222	443,325
Small Business Administration Series 2004-20E, Class 1 5.18% due 05/01/24	472,677	502,754
Small Business Administration Series 2004-20F, Class 1 5.52% due 06/01/24	734,054	784,914

		2,855,263

TOTAL U.S. GOVERNMENT AGENCIES (cost $107,874,149)		113,570,842

U.S. Government Treasuries — 11.0%

UNITED STATES TREASURY BONDS — 1.8%
4.50% due 08/15/39	2,222,600	2,211,487
5.00% due 05/15/37	4,072,000	4,414,300
5.25% due 02/15/29	739,000	823,985
5.38% due 02/15/31	1,647,000	1,869,859
6.00% due 02/15/26	1,143,000	1,376,779
6.25% due 08/15/23	611,000	747,329
6.75% due 08/15/26	377,000	488,981
8.00% due 11/15/21	318,000	439,635
8.50% due 02/15/20	1,341,000	1,876,771

		14,249,126

UNITED STATES TREASURY NOTES — 9.2%
0.88% due 02/28/11	5,516,000	5,537,760
1.38% due 01/15/13	4,397,000	4,398,719
1.50% due 10/31/10	8,236,000	8,285,548
1.50% due 12/31/13	2,374,000	2,345,066
1.88% due 04/30/14	12,963,000	12,896,163
2.00% due 11/30/13	1,361,000	1,370,463
2.63% due 02/29/16	505,000	501,055
2.75% due 10/31/13	6,188,000	6,394,914
3.13% due 09/30/13	6,942,000	7,266,865
3.50% due 05/31/13	1,900,000	2,012,961
3.75% due 11/15/18	11,970,000	12,227,163
3.88% due 02/15/13	462,000	493,943
4.13% due 05/15/15	1,220,000	1,320,173
4.75% due 05/15/14	829,000	919,154

5.13% due 06/30/11	6,655,000	7,010,630

		72,980,577

TOTAL U.S. GOVERNMENT TREASURIES (cost $86,396,187)		87,229,703

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $702,712,376)		779,204,420

Short-Term Investment Securities — 0.9%

COMMERCIAL PAPER — 0.9%
HSBC Americas, Inc. 0.18% due 05/03/10 (cost $6,892,931)	6,893,000	6,892,931

TOTAL INVESTMENTS (cost $709,605,307)(12)	99.3%	786,097,351
Other assets less liabilities	0.7	5,270,571

NET ASSETS	100.0%	$791,367,922

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $26,691,024 representing 3.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of April 30, 2010.

(2)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $6,248,959 representing 0.8% of net assets.

(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(4)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $23,785,384 representing 3.0% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(5)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2010, the MFS Total Return Portfolio held the following restricted securities:

	Acquisition	Principal Amount/	Acquisition		Value	% of Net
Name	Date	Shares	Cost	Value	Per Share	Assets
Anthracite CDO I, Ltd. 0.71% due 05/24/17	03/19/10	$841,096	$778,013	$778,014	$92.50	0.10%
Bayview Financial Revolving Mtg. Loan Trust 1.86% due 12/28/40	03/01/06	666,783	667,549	241,709	36.25	0.03%
Capital Trust Re CDO, Ltd. 5.16% due 06/25/35	04/07/06	1,000,000	962,695	965,000	96.50	0.12
Russian Federation 3.63% due 04/29/15	04/22/10	1,400,000	1,392,650	1,366,750	97.63	0.17
Spirit Master Funding LLC 5.05% due 07/20/23	10/04/05	694,013	685,816	586,316	84.48	0.07
System Energy Resources, Inc. 5.13% due 01/15/14	04/16/04	190,514	190,514	195,996	102.88	0.02

				4,133,785		0.51%

(6)	Commercial Mortgage Backed Security

(7)	Variable Rate Security — the rate reflected is as of April 30, 2010, maturity date reflects the stated maturity date.

(8)	Interest Only

(9)	Collateralized Mortgage Obligation

(10)	Perpetual maturity — maturity date reflects the next call date.

(11)	Variable Rate Security — the rate reflected is as of April 30, 2010, maturity date reflects next reset date.

(12)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock	$445,534,919	$23,785,384	+	$—	$469,320,303
Asset Backed Securities	—	18,359,860		3,690,726	22,050,586
U.S. Corporate Bonds & Notes	—	55,401,690		—	55,401,690
Foreign Corporate Bonds & Notes	—	24,477,505		—	24,477,505
Foreign Government Agencies	—	2,812,279		—	2,812,279
Municipal Bonds & Notes	—	4,341,512		—	4,341,512
U.S. Government Agencies	—	113,570,842		—	113,570,842
U.S. Government Treasuries	—	87,229,703		—	87,229,703
Short-Term Investment Securities:
Commercial Paper	—	6,892,931		—	6,892,931

Total	$445,534,919	$336,871,706		$3,690,726	$786,097,351

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $23,785,384 representing 3.0% of net assets. See Note 1.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Asset Backed
Securities
Balance as of 1/31/2010	$1,733,738
Accrued discounts/premiums	—
Realized gain(loss)	926
Change in unrealized appreciation(depreciation)	72,942
Net purchases(sales)	1,883,120
Transfers in and/or out of Level 3	—

Balance as of 4/30/2010	$3,690,726

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TELECOM UTILITY PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 93.8%	Principal	Value
	Amount**	(Note 1)

CABLE/SATELLITE TV — 5.3%
Cablevision Systems Corp., Class A	2,300	$63,112
Comcast Corp., Special Class A	49,000	923,650
DIRECTV, Class A†	4,900	177,527
Time Warner Cable, Inc.	14,242	801,113

		1,965,402

CELLULAR TELECOM — 9.1%
America Movil SAB de CV, Series L ADR	3,790	195,109
Cellcom Israel, Ltd.	30,160	913,848
Mobile Telesystems OJSC ADR†	4,770	263,542
MTN Group, Ltd.(2)	18,790	276,618
Partner Communications ADR	23,200	455,648
Vivo Participacoes SA ADR	18,925	500,945
Vodafone Group PLC(2)	358,928	797,899

		3,403,609

COAL — 0.7%
CONSOL Energy, Inc.	6,240	278,803

ELECTRIC-DISTRIBUTION — 1.7%
Eletropaulo Metropolitana SA	28,420	627,831

ELECTRIC-GENERATION — 4.0%
China Hydroelectric Corp. ADR†	10,260	97,162
The AES Corp.†	74,590	860,769
Tractebel Energia SA	43,100	549,210

		1,507,141

ELECTRIC-INTEGRATED — 31.2%
Allegheny Energy, Inc.	8,500	185,130
Alliant Energy Corp.	7,500	256,500
American Electric Power Co., Inc.	28,050	962,115
Cia Paranaense de Energia-Copel ADR	6,300	130,284
CMS Energy Corp.	81,290	1,321,775
Constellation Energy Group, Inc.	16,770	592,819
CPFL Energia SA	5,600	114,690
CPFL Energia SA ADR	600	37,314
DPL, Inc.	23,920	674,066
E.ON AG(2)	14,732	544,013
EDF SA(2)	2,100	112,979
EDP — Energias do Brasil SA	6,990	134,110
EDP-Energias de Portugal SA(2)	178,000	632,735
Enel SpA(2)	7,000	36,507
Enersis SA ADR	900	17,901
Entergy Corp.	12,000	975,480
FirstEnergy Corp.	9,400	355,978
FPL Group, Inc.	4,000	208,200
Northeast Utilities	18,290	508,279
NV Energy, Inc.	4,700	58,703
OGE Energy Corp.	13,300	550,354
PG&E Corp.	18,600	814,680
PPL Corp.	31,300	774,988
Public Service Enterprise Group, Inc.	27,420	881,005
RWE AG(2)	2,700	220,935
TECO Energy, Inc.	1,200	20,316
Wisconsin Energy Corp.	9,400	493,594

		11,615,450

ELECTRIC-TRANSMISSION — 3.3%
ITC Holdings Corp.	700	39,081
National Grid PLC(2)	57,300	553,281
Red Electrica Corp. SA(2)	13,391	633,571

		1,225,933

ENERGY-ALTERNATE SOURCES — 0.8%
China Longyuan Power Group Corp.† (2)	164,000	172,560
Covanta Holding Corp.†	4,200	73,416
EDP Renovaveis SA†(2)	5,554	39,453
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A(2)	100	3,737

		289,166

GAS-DISTRIBUTION — 4.6%
CenterPoint Energy, Inc.	14,200	203,912
Enagas(2)	11,632	232,390
NiSource, Inc.	18,300	298,290
Sempra Energy	17,410	856,224
Southern Union Co.	4,900	128,037

		1,718,853

INDEPENDENT POWER PRODUCERS — 3.0%
Calpine Corp.†	29,990	408,764
NRG Energy, Inc.†	28,579	690,754

		1,099,518

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.6%
Apache Corp.	900	91,584
EQT Corp. †	24,410	1,061,591
Questar Corp.	25,120	1,204,504
Southwestern Energy Co.†	1,900	75,392
Ultra Petroleum Corp.†	400	19,108

		2,452,179

PIPELINES — 6.7%
El Paso Corp.	82,860	1,002,606
Spectra Energy Corp.	4,250	99,195
The Williams Cos., Inc.	58,730	1,386,615

		2,488,416

TELECOM SERVICES — 5.0%
Singapore Telecommunications, Ltd. (2)	91,000	201,917
Telenet Group Holding NV†(2)	4,889	147,424
VimpelCom, Ltd. ADR†	9,000	156,780
Virgin Media, Inc.	68,900	1,211,951
PT XL Axiata Tbk†(2)	335,500	138,177

		1,856,249

TELEPHONE-INTEGRATED — 9.3%
AT&T, Inc.	17,022	443,593
Bezeq Israeli Telecommunication Corp., Ltd. (2)	13,900	33,799
CenturyTel, Inc.	18,500	631,035
France Telecom SA(2)	10,200	223,587
Hellenic Telecommunications Organization SA(2)	9,100	101,841
Koninklijke KPN NV(2)	10,150	151,757
Philippine Long Distance Telephone Co.(2)	1,600	89,445
Philippine Long Distance Telephone Co. ADR	3,300	185,592
Portugal Telecom SGPS SA (2)	39,500	400,510
Qwest Communications International, Inc.	70,000	366,100
Telefonica SA(2)	16,646	373,816
Windstream Corp.	40,900	451,945

		3,453,020

WATER — 1.2%
American Water Works Co., Inc.	10,760	234,353
Companhia de Saneamento de Minas Gerais	14,000	203,204

		437,557

WIRELESS EQUIPMENT — 1.3%
American Tower Corp., Class A†	8,600	350,966
Crown Castle International Corp.†	3,600	136,260

		487,226

TOTAL COMMON STOCK (cost $31,979,244)		34,906,353

Preferred Stock — 4.3%

CABLE TV — 0.2%
NET Servicos de Comunicacao SA†	4,700	55,430

ELECTRIC-GENERATION — 0.6%
AES Tiete SA	20,900	233,378

ELECTRIC-INTEGRATED — 2.0%
Companhia Paranaense de Energia-Copel	4,100	83,498
FPL Group, Inc.†	8,850	462,412
Great Plains Energy, Inc.†	3,160	205,874

		751,784

PIPELINES — 1.0%
El Paso Corp.†	370	388,500

TELECOM SERVICES — 0.5%
Tim Participacoes SA ADR	6,800	176,732

TOTAL PREFERRED STOCK (cost $1,629,372)		1,605,824

U.S. Corporate Bonds & Notes — 1.0%

SPECIAL PURPOSE ENTITIES — 0.3%
New Communications Holdings, Inc. Senior Notes 8.50% due 04/15/20*(3)	65,000	66,950
New Communications Holdings, Inc. Senior Notes 8.75% due 04/15/22*(3)	35,000	36,050

		103,000

TELECOM SERVICES — 0.7%
Virgin Media, Inc. Senior Notes 6.50% due 11/15/16	217,000	270,436

TOTAL U.S. CORPORATE BONDS & NOTES (cost $287,538)		373,436

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $33,896,154)		36,885,613

Short-Term Investment Securities — 1.8%

COMMERCIAL PAPER — 1.8%
Bank America Corp. 0.19% due 05/03/10 (cost $647,993)	$648,000	647,993

TOTAL INVESTMENTS (cost $34,544,147)(1)	100.9%	37,533,606
Liabilities in excess of other assets	(0.9)	(335,545)

NET ASSETS	100.0%	$37,198,061

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $103,000 representing 0.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

(1)	See Note 4 for cost of investments on a tax basis.

(2)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $6,118,951 representing 16.4% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(3)	Illiquid Security. At April 30, 2010, the aggregate value of these securities was $103,000 representing 0.3% of net assets.

ADR	— American Depository Receipt
Open Forward Foreign Currency Contracts

						Gross
	Contract to		In Exchange		Delivery	Unrealized
	Deliver		For		Date	Appreciation

*	USD	823,953	EUR	616,034	6/14/2010	$70,557
*	USD	55,674	GBP	37,166	6/14/2010	1,183
	EUR	45,566	USD	61,055	7/12/2010	373
*	GBP	32,298	USD	49,429	6/14/2010	18

						$72,131

						Gross
	Contract to		In Exchange		Delivery	Unrealized
	Deliver		For		Date	Depreciation

	GBP	505,142	USD	770,703	7/12/2010	$(1,979)
*	EUR	2,345,655	USD	3,194,119	6/14/2010	(3,619)

						(5,598)

Net Unrealized Appreciation (Depreciation)						$66,533

*	Represents partially offsetting forward foreign currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.

BRL — Brazilian Real	HKD — Hong Kong Dollars
EUR — Euro Dollar	IDR — Indonesian Rupiah
GBP — British Pound	USD — United States Dollars
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Cable/Satellite TV	$1,965,402	$—		$—	$1,965,402
Cellular Telecom	2,329,092	1,074,517	+	—	3,403,609
Electric-Integrated	10,068,281	1,547,169	+	—	11,615,450
Oil Companies — Exploration & Production	2,452,179	—		—	2,452,179
Pipelines	2,488,416	—		—	2,488,416
Telecom Services	1,368,731	487,518	+	—	1,856,249
Telephone-Integrated	2,078,265	1,374,755	+	—	3,453,020
Other Industries*	6,037,036	1,634,992	+	—	7,672,028
Preferred Stocks	1,217,324	388,500		—	1,605,824
U. S. Corporate Bonds & Notes	—	373,436		—	373,436
Short-Term Investment Securities:
Commercial Paper	—	647,993		—	647,993
Other Financial Instruments:@
Forward Foreign Currency Contracts Appreciation	—	72,131		—	72,131
Forward Foreign Currency Contracts Depreciation	—	(5,598)		—	(5,598)

Total	$30,004,726	$7,595,413		$—	$37,600,139

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $6,118,951 representing 16.4% of net assets. See Note 1.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EQUITY INDEX PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 98.9%	Principal	Value
	Amount	(Note 1)

ADVERTISING AGENCIES — 0.2%
Interpublic Group of Cos., Inc.†	1,065	$9,489
Omnicom Group, Inc.	466	19,880

		29,369

AEROSPACE/DEFENSE — 1.5%
General Dynamics Corp.	682	52,078
Lockheed Martin Corp.	618	52,462
Northrop Grumman Corp.	410	27,810
Raytheon Co.	513	29,908
Rockwell Collins, Inc.	362	23,530
The Boeing Co.	1,237	89,596

		275,384

AEROSPACE/DEFENSE-EQUIPMENT — 0.7%
Goodrich Corp.	295	21,883
United Technologies Corp.	1,506	112,875

		134,758

AGRICULTURAL CHEMICALS — 0.4%
CF Industries Holdings, Inc.	68	5,689
Monsanto Co.	960	60,538

		66,227

AGRICULTURAL OPERATIONS — 0.2%
Archer-Daniels-Midland Co.	1,177	32,885

AIRLINES — 0.1%
Southwest Airlines Co.	1,266	16,686

APPAREL MANUFACTURERS — 0.3%
Coach, Inc.	487	20,332
Polo Ralph Lauren Corp.	132	11,867
VF Corp.	202	17,457

		49,656

APPLIANCES — 0.0%
Whirlpool Corp.	71	7,730

APPLICATIONS SOFTWARE — 2.5%
Citrix Systems, Inc.†	415	19,505
Intuit, Inc.†	491	17,755
Microsoft Corp.	13,095	399,921
Red Hat, Inc.†	160	4,779
Salesforce.com, Inc.†	235	20,116

		462,076

ATHLETIC FOOTWEAR — 0.3%
NIKE, Inc., Class B	688	52,226

AUTO-CARS/LIGHT TRUCKS — 0.4%
Ford Motor Co.†	5,359	69,774

AUTO-HEAVY DUTY TRUCKS — 0.2%
PACCAR, Inc.	758	35,262

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.2%
Johnson Controls, Inc.	948	31,843

BANKS-COMMERCIAL — 0.5%
BB&T Corp.	1,283	42,647
First Horizon National Corp.†	532	7,528
M&T Bank Corp.	174	15,199
Marshall & Ilsley Corp.	609	5,542
Regions Financial Corp.	2,178	19,253
Zions Bancorporation	272	7,815

		97,984

BANKS-FIDUCIARY — 0.7%
Northern Trust Corp.	450	24,741
State Street Corp.	936	40,716
The Bank of New York Mellon Corp.	2,096	65,248

		130,705

BANKS-SUPER REGIONAL — 2.9%
Capital One Financial Corp.	806	34,989
Comerica, Inc.	340	14,280
Fifth Third Bancorp	1,240	18,488
Huntington Bancshares, Inc.	860	5,822
KeyCorp.	1,469	13,250
PNC Financial Services Group, Inc.	860	57,801
SunTrust Banks, Inc.	794	23,503
US Bancorp	3,556	95,194
Wells Fargo & Co.	8,566	283,620

		546,947

BEVERAGES-NON-ALCOHOLIC — 2.3%
Coca-Cola Enterprises, Inc.	649	17,997
Dr Pepper Snapple Group, Inc.	406	13,288
PepsiCo, Inc.	2,836	184,975
The Coca-Cola Co.	3,966	211,983

		428,243

BEVERAGES-WINE/SPIRITS — 0.1%
Brown-Forman Corp., Class B	117	6,807
Constellation Brands, Inc., Class A†	521	9,519

		16,326

BREWERY — 0.1%
Molson Coors Brewing Co., Class B	335	14,861

BROADCAST SERVICES/PROGRAM — 0.1%
Discovery Communications, Inc., Class A†	272	10,526

BUILDING PRODUCTS-WOOD — 0.1%
Masco Corp.	655	10,631

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
D.R. Horton, Inc.	647	9,504
Lennar Corp., Class A	303	6,030
Pulte Homes, Inc.†	774	10,132

		25,666

CABLE/SATELLITE TV — 1.0%
Comcast Corp., Class A	5,044	99,569
DIRECTV, Class A†	1,340	48,548
Time Warner Cable, Inc.	569	32,006

		180,123

CASINO HOTELS — 0.1%
Wynn Resorts, Ltd.	120	10,589

CASINO SERVICES — 0.0%
International Game Technology	293	6,176

CHEMICALS-DIVERSIFIED — 0.8%
E.I. du Pont de Nemours & Co.	1,514	60,318
PPG Industries, Inc.	371	26,107
The Dow Chemical Co.	1,985	61,198

		147,623

CHEMICALS-SPECIALTY — 0.3%
Eastman Chemical Co.	172	11,510
Ecolab, Inc.	397	19,390

Sigma-Aldrich Corp.	300	17,790

		48,690

COAL — 0.2%
CONSOL Energy, Inc.	241	10,768
Massey Energy Co.	192	7,033
Peabody Energy Corp.	447	20,884

		38,685

COATINGS/PAINT — 0.1%
The Sherwin-Williams Co.	232	18,112

COMMERCIAL SERVICES — 0.1%
Iron Mountain, Inc.	272	6,841
Quanta Services, Inc.†	384	7,730

		14,571

COMMERCIAL SERVICES-FINANCE — 1.2%
Automatic Data Processing, Inc.	972	42,146
Equifax, Inc.	292	9,811
H&R Block, Inc.	704	12,890
Mastercard, Inc., Class A	156	38,694
Moody’s Corp.	423	10,457
Paychex, Inc.	724	22,154
The Western Union Co.	1,209	22,064
Total System Services, Inc.	475	7,605
Visa, Inc., Class A	682	61,537

		227,358

COMPUTER AIDED DESIGN — 0.1%
Autodesk, Inc.†	506	17,209

COMPUTER SERVICES — 0.3%
Cognizant Technology Solutions Corp., Class A†	588	30,094
Computer Sciences Corp.†	342	17,917

		48,011

COMPUTERS — 5.3%
Apple, Inc.†	1,575	411,264
Dell, Inc.†	3,178	51,420
Hewlett-Packard Co.	4,168	216,611
International Business Machines Corp.	2,304	297,216

		976,511

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Teradata Corp.†	422	12,268

COMPUTERS-MEMORY DEVICES — 0.6%
EMC Corp.†	3,039	57,771
NetApp, Inc.†	702	24,338
SanDisk Corp.†	230	9,175
Western Digital Corp.†	440	18,080

		109,364

CONSUMER PRODUCTS-MISC. — 0.3%
Clorox Co.	312	20,187
Fortune Brands, Inc.	139	7,286
Kimberly-Clark Corp.	605	37,062

		64,535

CONTAINERS-METAL/GLASS — 0.1%
Ball Corp.	221	11,760

Owens-Illinois, Inc.†	294	10,419

		22,179

CONTAINERS-PAPER/PLASTIC — 0.1%
Pactiv Corp.†	341	8,665
Sealed Air Corp.	391	8,406

		17,071

COSMETICS & TOILETRIES — 2.3%
Avon Products, Inc.	675	21,823
Colgate-Palmolive Co.	934	78,549
The Estee Lauder Cos., Inc., Class A	247	16,282
The Procter & Gamble Co.	4,900	304,584

		421,238

CRUISE LINES — 0.2%
Carnival Corp.	746	31,108

DATA PROCESSING/MANAGEMENT — 0.1%
Fidelity National Information Services, Inc.	406	10,674
Fiserv, Inc.†	136	6,948

		17,622

DENTAL SUPPLIES & EQUIPMENT — 0.1%
DENTSPLY International, Inc.	320	11,725

DIALYSIS CENTERS — 0.1%
DaVita, Inc.†	153	9,552

DISPOSABLE MEDICAL PRODUCTS — 0.1%
C.R. Bard, Inc.	225	19,469

DISTRIBUTION/WHOLESALE — 0.2%
Fastenal Co.	277	15,149
Genuine Parts Co.	267	11,428
WW Grainger, Inc.	140	15,475

		42,052

DIVERSIFIED BANKING INSTITUTIONS — 5.1%
Bank of America Corp.	16,940	302,040
Citigroup, Inc.†	33,872	148,021
JPMorgan Chase & Co.	6,911	294,271
Morgan Stanley	2,388	72,165
The Goldman Sachs Group, Inc.	875	127,050

		943,547

DIVERSIFIED MANUFACTURING OPERATIONS — 3.6%
3M Co.	1,202	106,581
Danaher Corp.	426	35,903
Dover Corp.	136	7,102
Eaton Corp.	356	27,469
General Electric Co.	18,417	347,345
Honeywell International, Inc.	1,312	62,281
Illinois Tool Works, Inc.	461	23,557
ITT Corp.	411	22,839
Leggett & Platt, Inc.	345	8,463
Parker Hannifin Corp.	167	11,553
Textron, Inc.	586	13,384

		666,477

DIVERSIFIED OPERATIONS — 0.1%
Leucadia National Corp.†	393	9,947

E-COMMERCE/PRODUCTS — 0.4%
Amazon.com, Inc.†	531	72,779

E-COMMERCE/SERVICES — 0.4%
eBay, Inc.†	1,873	44,596
Expedia, Inc.	471	11,120
priceline.com, Inc.†	54	14,151

		69,867

ELECTRIC PRODUCTS-MISC. — 0.4%
Emerson Electric Co.	1,392	72,704
Molex, Inc.	286	6,409

		79,113

ELECTRIC-GENERATION — 0.1%
The AES Corp.†	1,020	11,771

ELECTRIC-INTEGRATED — 2.9%
Allegheny Energy, Inc.	362	7,884
Ameren Corp.	310	8,048
American Electric Power Co., Inc.	907	31,110
Consolidated Edison, Inc.	616	27,843
Constellation Energy Group, Inc.	419	14,812
Dominion Resources, Inc.	1,039	43,430
DTE Energy Co.	384	18,497
Duke Energy Corp.	2,195	36,832
Edison International	698	23,990
Entergy Corp.	433	35,199
Exelon Corp.	1,311	57,147
FirstEnergy Corp.	324	12,270
FPL Group, Inc.	815	42,421
Integrys Energy Group, Inc.	181	8,979
Pepco Holdings, Inc.	492	8,236
PG&E Corp.	416	18,221
PPL Corp.	842	20,848
Progress Energy, Inc.	589	23,513
Public Service Enterprise Group, Inc.	625	20,081
The Southern Co.	1,544	53,361
Wisconsin Energy Corp.	59	3,098
Xcel Energy, Inc.	972	21,141

		536,961

ELECTRONIC COMPONENTS-MISC. — 0.0%
Jabil Circuit, Inc.	521	7,982

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.1%
Advanced Micro Devices, Inc.†	640	5,798
Altera Corp.	706	17,904
Broadcom Corp., Class A	728	25,109
Intel Corp.	9,576	218,620
LSI Corp.†	1,500	9,030
MEMC Electronic Materials, Inc.†	514	6,666
Microchip Technology, Inc.	418	12,210
Micron Technology, Inc.†	1,717	16,054
NVIDIA Corp.†	680	10,690
Texas Instruments, Inc.	2,312	60,135
Xilinx, Inc.	656	16,912

		399,128

ELECTRONIC CONNECTORS — 0.1%
Amphenol Corp., Class A	379	17,514

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc.†	843	28,316

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.2%
Agilent Technologies, Inc.†	768	27,848
FLIR Systems, Inc.†	118	3,609

		31,457

ELECTRONICS-MILITARY — 0.0%
L-3 Communications Holdings, Inc.	82	7,673

ENERGY-ALTERNATE SOURCES — 0.0%
First Solar, Inc.†	51	7,321

ENGINEERING/R&D SERVICES — 0.1%
Fluor Corp.	232	12,259
Jacobs Engineering Group, Inc.†	268	12,923

		25,182

ENGINES-INTERNAL COMBUSTION — 0.2%
Cummins, Inc.	436	31,492

ENTERPRISE SOFTWARE/SERVICE — 1.1%
BMC Software, Inc.†	432	17,003
CA, Inc.	881	20,096
Oracle Corp.	6,573	169,846

		206,945

ENTERTAINMENT SOFTWARE — 0.1%
Electronic Arts, Inc.†	719	13,927

FILTRATION/SEPARATION PRODUCTS — 0.1%
Pall Corp.	297	11,580

FINANCE-CONSUMER LOANS — 0.1%
SLM Corp.†	1,053	12,889

FINANCE-CREDIT CARD — 0.6%
American Express Co.	2,076	95,745
Discover Financial Services	1,128	17,439

		113,184

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
E*Trade Financial Corp.†	2,730	4,586
The Charles Schwab Corp.	1,617	31,192

		35,778

FINANCE-OTHER SERVICES — 0.4%
CME Group, Inc.	118	38,752
IntercontinentalExchange, Inc.†	162	18,894
NYSE Euronext	571	18,632
The NASDAQ OMX Group, Inc.†	291	6,111

		82,389

FOOD-CONFECTIONERY — 0.1%
The Hershey Co.	380	17,864
The J.M. Smucker Co.	155	9,466

		27,330

FOOD-DAIRY PRODUCTS — 0.0%
Dean Foods Co.†	270	4,239

FOOD-MEAT PRODUCTS — 0.1%
Tyson Foods, Inc., Class A	617	12,087

FOOD-MISC. — 1.3%
Campbell Soup Co.	505	18,109
ConAgra Foods, Inc.	1,028	25,155
General Mills, Inc.	445	31,675

H.J. Heinz Co.	617	28,919
Kellogg Co.	573	31,481
Kraft Foods, Inc., Class A	2,781	82,317
Sara Lee Corp.	1,299	18,472

		236,128

FOOD-RETAIL — 0.3%
Safeway, Inc.	603	14,231
SUPERVALU, Inc.	499	7,435
The Kroger Co.	1,047	23,275
Whole Foods Market, Inc.†	137	5,345

		50,286

FOOD-WHOLESALE/DISTRIBUTION — 0.2%
Sysco Corp.	1,038	32,739

FORESTRY — 0.2%
Plum Creek Timber Co., Inc.	402	16,000
Weyerhaeuser Co.	371	18,372

		34,372

GAS-DISTRIBUTION — 0.2%
CenterPoint Energy, Inc.	839	12,048
NiSource, Inc.	628	10,236
Sempra Energy	399	19,623

		41,907

GOLD MINING — 0.3%
Newmont Mining Corp.	873	48,958

HAZARDOUS WASTE DISPOSAL — 0.0%
Stericycle, Inc.†	49	2,886

HOME DECORATION PRODUCTS — 0.1%
Newell Rubbermaid, Inc.	676	11,539

HOTELS/MOTELS — 0.2%
Marriott International, Inc., Class A	293	10,770
Starwood Hotels & Resorts Worldwide, Inc.	370	20,169
Wyndham Worldwide Corp.	354	9,491

		40,430

HUMAN RESOURCES — 0.1%
Monster Worldwide, Inc.†	316	5,508
Robert Half International, Inc.	387	10,596

		16,104

INDUSTRIAL AUTOMATED/ROBOTIC — 0.1%
Rockwell Automation, Inc.	262	15,909

INDUSTRIAL GASES — 0.4%
Air Products & Chemicals, Inc.	391	30,021
Praxair, Inc.	592	49,592

		79,613

INSTRUMENTS-SCIENTIFIC — 0.3%
PerkinElmer, Inc.	310	7,765
Thermo Fisher Scientific, Inc.†	717	39,636
Waters Corp.†	225	16,198

		63,599

INSURANCE BROKERS — 0.2%
AON Corp.	306	12,993

Marsh & McLennan Cos., Inc.	1,100	26,642

		39,635

INSURANCE-LIFE/HEALTH — 0.8%
Aflac, Inc.	905	46,119
Lincoln National Corp.	585	17,895
Principal Financial Group, Inc.	591	17,269
Prudential Financial, Inc.	814	51,738
Unum Group	582	14,241

		147,262

INSURANCE-MULTI-LINE — 0.9%
American International Group, Inc.†(1)	236	9,180
Assurant, Inc.	255	9,290
Cincinnati Financial Corp.	1	28
Genworth Financial, Inc., Class A†	898	14,835
Hartford Financial Services Group, Inc.	646	18,456
Loews Corp.	416	15,492
MetLife, Inc.	1,286	58,616
The Allstate Corp.	942	30,775
XL Capital, Ltd., Class A	785	13,973

		170,645

INSURANCE-PROPERTY/CASUALTY — 0.6%
Chubb Corp.	588	31,087
The Progressive Corp.	1,044	20,974
The Travelers Cos., Inc.	1,047	53,125

		105,186

INSURANCE-REINSURANCE — 1.1%
Berkshire Hathaway, Inc., Class B†	2,670	205,590

INTERNET INFRASTRUCTURE SOFTWARE — 0.1%
Akamai Technologies, Inc.†	380	14,755

INTERNET SECURITY — 0.3%
McAfee, Inc.†	328	11,398
Symantec Corp.†	1,460	24,484
VeriSign, Inc.†	439	11,972

		47,854

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.6%
Ameriprise Financial, Inc.	523	24,246
Franklin Resources, Inc.	211	24,400
Invesco, Ltd.	876	20,139
Janus Capital Group, Inc.	420	5,914
Legg Mason, Inc.	332	10,521
T. Rowe Price Group, Inc.	442	25,420

		110,640

LINEN SUPPLY & RELATED ITEMS — 0.0%
Cintas Corp.	284	7,739

MACHINERY-CONSTRUCTION & MINING — 0.4%
Caterpillar, Inc.	1,091	74,286

MACHINERY-FARMING — 0.2%
Deere & Co.	775	46,361

MACHINERY-GENERAL INDUSTRIAL — 0.0%
Roper Industries, Inc.	99	6,041

MACHINERY-PUMPS — 0.1%
Flowserve Corp.	129	14,781

MEDICAL INSTRUMENTS — 0.8%
Boston Scientific Corp.†	2,328	16,017

Intuitive Surgical, Inc.†	57	20,552
Medtronic, Inc.	1,946	85,021
St. Jude Medical, Inc.†	764	31,186

		152,776

MEDICAL LABS & TESTING SERVICES — 0.1%
Laboratory Corp. of America Holdings†	261	20,507
Quest Diagnostics, Inc.	136	7,774

		28,281

MEDICAL PRODUCTS — 2.4%
Baxter International, Inc.	956	45,142
Becton, Dickinson and Co.	413	31,541
CareFusion Corp.†	309	8,522
Hospira, Inc.†	360	19,364
Johnson & Johnson	4,524	290,893
Stryker Corp.	392	22,517
Varian Medical Systems, Inc.†	174	9,810
Zimmer Holdings, Inc.†	350	21,319

		449,108

MEDICAL-BIOMEDICAL/GENE — 1.6%
Amgen, Inc.†	1,678	96,250
Biogen Idec, Inc.†	497	26,465
Celgene Corp.†	850	52,658
Genzyme Corp.†	382	20,338
Gilead Sciences, Inc.†	1,593	63,194
Life Technologies Corp.†	372	20,352
Millipore Corp.†	103	10,933

		290,190

MEDICAL-DRUGS — 4.0%
Abbott Laboratories	2,683	137,262
Allergan, Inc.	460	29,297
Bristol-Myers Squibb Co.	2,877	72,759
Cephalon, Inc.†	132	8,474
Eli Lilly & Co.	1,680	58,750
Forest Laboratories, Inc.†	688	18,755
King Pharmaceuticals, Inc.†	592	5,802
Merck & Co., Inc.	5,338	187,044
Pfizer, Inc.	13,766	230,168

		748,311

MEDICAL-GENERIC DRUGS — 0.1%
Mylan, Inc.†	659	14,518
Watson Pharmaceuticals, Inc.†	246	10,533

		25,051

MEDICAL-HMO — 0.9%
Aetna, Inc.	687	20,301
CIGNA Corp.	590	18,915
Coventry Health Care, Inc.†	318	7,549
Humana, Inc.†	399	18,242
UnitedHealth Group, Inc.	1,910	57,892
WellPoint, Inc.†	798	42,933

		165,832

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.3%
AmerisourceBergen Corp.	254	7,836
Cardinal Health, Inc.	618	21,438

McKesson Corp.	471	30,526

		59,800

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	279	35,807

METAL-ALUMINUM — 0.1%
Alcoa, Inc.	1,744	23,439

METAL-COPPER — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	665	50,227

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	249	15,570

MOTORCYCLE/MOTOR SCOOTER — 0.1%
Harley-Davidson, Inc.	535	18,099

MULTIMEDIA — 1.6%
News Corp., Class A	3,811	58,766
The McGraw-Hill Cos., Inc.	389	13,117
The Walt Disney Co.	3,267	120,356
Time Warner, Inc.	2,267	74,992
Viacom, Inc., Class B†	1,066	37,662

		304,893

NETWORKING PRODUCTS — 1.5%
Cisco Systems, Inc.†	9,540	256,817
Juniper Networks, Inc.†	979	27,813

		284,630

NON-HAZARDOUS WASTE DISPOSAL — 0.3%
Republic Services, Inc.	690	21,411
Waste Management, Inc.	897	31,108

		52,519

OFFICE AUTOMATION & EQUIPMENT — 0.2%
Pitney Bowes, Inc.	349	8,864
Xerox Corp.	2,493	27,174

		36,038

OFFICE SUPPLIES & FORMS — 0.0%
Avery Dennison Corp.	236	9,211

OIL & GAS DRILLING — 0.1%
Diamond Offshore Drilling, Inc.	106	8,385
Nabors Industries, Ltd.†	662	14,279

		22,664

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.8%
Anadarko Petroleum Corp.	809	50,287
Apache Corp.	492	50,066
Cabot Oil & Gas Corp.	216	7,804
Chesapeake Energy Corp.	1,117	26,584
Denbury Resources, Inc.†	495	9,479
Devon Energy Corp.	803	54,066
EOG Resources, Inc.	465	52,136
EQT Corp.	282	12,264
Noble Energy, Inc.	222	16,961
Occidental Petroleum Corp.	1,424	126,252
Pioneer Natural Resources Co.	270	17,315
Questar Corp.	225	10,789
Range Resources Corp.	358	17,098
Southwestern Energy Co.†	645	25,594

XTO Energy, Inc.	892	42,388

		519,083

OIL COMPANIES-INTEGRATED — 5.8%
Chevron Corp.	3,524	286,995
ConocoPhillips	2,606	154,249
Exxon Mobil Corp.	8,210	557,049
Hess Corp.	499	31,711
Marathon Oil Corp.	1,276	41,023
Murphy Oil Corp.	216	12,992

		1,084,019

OIL FIELD MACHINERY & EQUIPMENT — 0.4%
Cameron International Corp.†	508	20,046
FMC Technologies, Inc.†	248	16,787
National Oilwell Varco, Inc.	705	31,041

		67,874

OIL REFINING & MARKETING — 0.2%
Sunoco, Inc.	284	9,309
Tesoro Corp.	332	4,366
Valero Energy Corp.	897	18,649

		32,324

OIL-FIELD SERVICES — 1.4%
Baker Hughes, Inc.	775	38,555
Halliburton Co.	1,440	44,136
Schlumberger, Ltd.	2,052	146,554
Smith International, Inc.	476	22,734

		251,979

PAPER & RELATED PRODUCTS — 0.2%
International Paper Co.	784	20,964
MeadWestvaco Corp.	408	11,086

		32,050

PHARMACY SERVICES — 0.5%
Express Scripts, Inc.†	529	52,969
Medco Health Solutions, Inc.†	833	49,080

		102,049

PHOTO EQUIPMENT & SUPPLIES — 0.0%
Eastman Kodak Co.†	651	3,984

PIPELINES — 0.3%
El Paso Corp.	1,586	19,191
Spectra Energy Corp.	830	19,372
The Williams Cos., Inc.	1,045	24,672

		63,235

PRINTING-COMMERCIAL — 0.1%
R.R. Donnelley & Sons Co.	506	10,874

PUBLISHING-NEWSPAPERS — 0.1%
Gannett Co., Inc.	565	9,616

QUARRYING — 0.0%
Vulcan Materials Co.	153	8,764

REAL ESTATE INVESTMENT TRUSTS — 1.2%
Apartment Investment & Management Co., Class A	379	8,493
AvalonBay Communities, Inc.	171	17,791
Boston Properties, Inc.	257	20,267

Equity Residential	581	26,302
HCP, Inc.	527	16,927
Health Care REIT, Inc.	96	4,313
Host Hotels & Resorts, Inc.	1,203	19,561
Kimco Realty Corp.	487	7,592
ProLogis	880	11,590
Public Storage	182	17,638
Simon Property Group, Inc.	479	42,641
Ventas, Inc.	306	14,452
Vornado Realty Trust	175	14,590

		222,157

REAL ESTATE MANAGEMENT/SERVICES — 0.0%
CB Richard Ellis Group, Inc., Class A†	194	3,360

RETAIL-APPAREL/SHOE — 0.3%
Abercrombie & Fitch Co., Class A	169	7,390
Limited Brands, Inc.	613	16,429
The Gap, Inc.	1,014	25,076

		48,895

RETAIL-AUTO PARTS — 0.1%
AutoZone, Inc.†	77	14,246
O’Reilly Automotive, Inc.†	172	8,409

		22,655

RETAIL-BEDDING — 0.1%
Bed Bath & Beyond, Inc.†	417	19,165

RETAIL-BUILDING PRODUCTS — 0.9%
Home Depot, Inc.	2,874	101,309
Lowe’s Cos., Inc.	2,520	68,342

		169,651

RETAIL-COMPUTER EQUIPMENT — 0.0%
GameStop Corp., Class A†	366	8,897

RETAIL-CONSUMER ELECTRONICS — 0.2%
Best Buy Co., Inc.	674	30,734
RadioShack Corp.	296	6,379

		37,113

RETAIL-DISCOUNT — 1.8%
Costco Wholesale Corp.	760	44,901
Family Dollar Stores, Inc.	316	12,501
Target Corp.	1,376	78,253
Wal-Mart Stores, Inc.	3,795	203,602

		339,257

RETAIL-DRUG STORE — 0.8%
CVS Caremark Corp.	2,537	93,691
Walgreen Co.	1,744	61,302

		154,993

RETAIL-JEWELRY — 0.1%
Tiffany & Co.	285	13,817

RETAIL-MAJOR DEPARTMENT STORES — 0.4%
J.C. Penney Co., Inc.	501	14,614
Nordstrom, Inc.	177	7,316
Sears Holdings Corp.†	123	14,877
TJX Cos., Inc.	636	29,472

		66,279

RETAIL-OFFICE SUPPLIES — 0.2%
Staples, Inc.	1,316	30,965

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.†	457	25,130
Macy’s, Inc.	514	11,925

		37,055

RETAIL-RESTAURANTS — 1.1%
Darden Restaurants, Inc.	1	45
McDonald’s Corp.	1,987	140,262
Starbucks Corp.	1,302	33,826
Yum! Brands, Inc.	932	39,535

		213,668

RUBBER-TIRES — 0.0%
The Goodyear Tire & Rubber Co.†	514	6,903

SAVINGS & LOANS/THRIFTS — 0.1%
Hudson City Bancorp, Inc.	312	4,150
People’s United Financial, Inc.	687	10,669

		14,819

SCHOOLS — 0.1%
Apollo Group, Inc., Class A†	228	13,089

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.1%
Analog Devices, Inc.	232	6,944
Linear Technology Corp.	500	15,030

		21,974

SEMICONDUCTOR EQUIPMENT — 0.2%
Applied Materials, Inc.	2,009	27,684
KLA-Tencor Corp.	401	13,658

		41,342

STEEL-PRODUCERS — 0.2%
AK Steel Holding Corp.	253	4,238
Nucor Corp.	553	25,062
United States Steel Corp.	265	14,485

		43,785

STEEL-SPECIALTY — 0.1%
Allegheny Technologies, Inc.	238	12,726

TELECOM EQUIPMENT-FIBER OPTICS — 0.3%
Corning, Inc.	2,867	55,190

TELECOMMUNICATION EQUIPMENT — 0.1%
Harris Corp.	304	15,650
Tellabs, Inc.	934	8,481

		24,131

TELEPHONE-INTEGRATED — 2.5%
AT&T, Inc.	9,788	255,075
CenturyTel, Inc.	460	15,691
Frontier Communications Corp.	512	4,076
Qwest Communications International, Inc.	3,578	18,713
Sprint Nextel Corp.†	5,193	22,070
Verizon Communications, Inc.	4,678	135,147
Windstream Corp.	1,052	11,625

		462,397

TELEVISION — 0.1%
CBS Corp., Class B	1,191	19,306

TOBACCO — 1.4%
Altria Group, Inc.	3,179	67,363
Lorillard, Inc.	253	19,828
Philip Morris International, Inc.	3,272	160,590
Reynolds American, Inc.	386	20,620

		268,401

TOOLS-HAND HELD — 0.1%
Stanley Black & Decker, Inc.	376	23,368

TOYS — 0.2%
Hasbro, Inc.	249	9,551
Mattel, Inc.	817	18,832

		28,383

TRANSPORT-RAIL — 0.7%
CSX Corp.	669	37,498
Norfolk Southern Corp.	603	35,776
Union Pacific Corp.	861	65,143

		138,417

TRANSPORT-SERVICES — 1.1%
C.H. Robinson Worldwide, Inc.	379	22,854
Expeditors International of Washington, Inc.	471	19,189
FedEx Corp.	487	43,835
United Parcel Service, Inc., Class B	1,661	114,841

		200,719

VITAMINS & NUTRITION PRODUCTS — 0.1%
Mead Johnson Nutrition Co., Class A	195	10,064

WEB PORTALS/ISP — 1.4%
Google, Inc., Class A†	422	221,736
Yahoo!, Inc.†	2,081	34,399

		256,135

WIRELESS EQUIPMENT — 0.9%
American Tower Corp., Class A†	845	34,484
Motorola, Inc.†	4,170	29,482
QUALCOMM, Inc.	2,848	110,332

		174,298

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $19,287,009)		18,351,397

Short-Term Investment Securities — 0.9%

U.S. GOVERNMENT TREASURIES — 0.9%
United States Treasury Bills 0.01% due 05/20/10 (cost $174,990)(2)	$175,000	174,990

REPURCHASE AGREEMENT — 0.9%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $158,000 and collateralized by $165,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having approximate value of $164,835 (cost $158,000)	158,000	158,000

TOTAL INVESTMENTS (cost $19,619,999)(3)	100.7%	18,684,387
Liabilities in excess of other assets	(0.7)	(126,389)

NET ASSETS	100.0%	$18,557,998

†	Non-income producing security

(1)	Security represents an investment in an affiliated company; see Note 3

(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(3)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts

Number						Unrealized
of			Expiration	Value at	Value as of	Appreciation
Contracts	Type	Description	Date	Trade Date	April 30, 2010	(Depreciation)

4	Long	S&P 500 E-Mini Future Index	June 2010	$228,219	$236,680	$8,461

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Computers	$976,511	$—	$—	$976,511
Diversified Banking Institutions	943,547	—	—	943,547
Oil Companies — Integrated	1,084,019	—	—	1,084,019
Other Industries*	15,347,320	—	—	15,347,320
Short-Term Investment Securities:
U.S. Government Treasuries	—	174,990	—	174,990
Repurchase Agreement	—	158,000	—	158,000
Other Financial Instruments:@
Open Futures Contracts Appreciation	8,461	—	—	8,461

Total	$18,359,858	$332,990	$—	$18,692,848

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GROWTH-INCOME PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 98.4%	Shares/ Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 1.1%
The Boeing Co.	38,000	$2,752,340

AEROSPACE/DEFENSE-EQUIPMENT — 2.0%
United Technologies Corp.	65,600	4,916,720

AGRICULTURAL OPERATIONS — 0.3%
Archer-Daniels-Midland Co.	15,000	419,100
Bunge, Ltd.	6,700	354,765

		773,865

AIRLINES — 0.8%
Continental Airlines, Inc., Class B†	85,400	1,908,690

APPAREL MANUFACTURERS — 0.3%
Polo Ralph Lauren Corp.	8,400	755,160

APPLIANCES — 0.2%
Whirlpool Corp.	4,200	457,254

APPLICATIONS SOFTWARE — 4.1%
Microsoft Corp.	227,700	6,953,958
Red Hat, Inc.†	31,700	946,879
Salesforce.com, Inc.†	23,500	2,011,600

		9,912,437

AUTO-CARS/LIGHT TRUCKS — 0.4%
Ford Motor Co.†	82,200	1,070,244

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.7%
Johnson Controls, Inc.	50,000	1,679,500

BANKS-SUPER REGIONAL — 2.7%
Wells Fargo & Co.	192,859	6,385,562

BEVERAGES-NON-ALCOHOLIC — 1.4%
Coca-Cola Enterprises, Inc.	13,300	368,809
PepsiCo, Inc.	44,800	2,921,856

		3,290,665

CABLE/SATELLITE TV — 0.6%
Comcast Corp., Class A	72,900	1,439,046

CHEMICALS-DIVERSIFIED — 0.1%
The Dow Chemical Co.	7,900	243,557

COMMERCIAL SERVICES-FINANCE — 1.8%
Visa, Inc., Class A	46,700	4,213,741

COMPUTER SERVICES — 0.3%
Cognizant Technology Solutions Corp., Class A†	15,200	777,936

COMPUTERS — 7.5%
Apple, Inc.†	41,800	10,914,816
Hewlett-Packard Co.	132,600	6,891,222
Research In Motion, Ltd.†	3,200	227,808

		18,033,846

COMPUTERS-MEMORY DEVICES — 1.0%
EMC Corp.†	80,700	1,534,107
NetApp, Inc.†	23,400	811,278

		2,345,385

COSMETICS & TOILETRIES — 2.3%
The Procter & Gamble Co.	90,400	5,619,264

DIVERSIFIED BANKING INSTITUTIONS — 6.2%
Bank of America Corp.	331,800	5,915,994
JPMorgan Chase & Co.	172,600	7,349,308
The Goldman Sachs Group, Inc.	11,500	1,669,800

		14,935,102

DIVERSIFIED MANUFACTURING OPERATIONS — 5.9%
Cooper Industries PLC, Class A	46,000	2,258,600
Danaher Corp.	39,000	3,286,920
Dover Corp.	27,600	1,441,272
General Electric Co.	226,800	4,277,448
Illinois Tool Works, Inc.	52,500	2,682,750
Tyco International, Ltd.	6,300	244,377

		14,191,367

E-COMMERCE/PRODUCTS — 1.3%
Amazon.com, Inc.†	22,000	3,015,320

ELECTRIC PRODUCTS-MISC. — 1.2%
Emerson Electric Co.	55,200	2,883,096

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.8%
Broadcom Corp., Class A	33,500	1,155,415
Intel Corp.	246,700	5,632,161

		6,787,576

ELECTRONIC FORMS — 0.6%
Adobe Systems, Inc.†	42,100	1,414,139

ENGINEERING/R&D SERVICES — 0.5%
Fluor Corp.	23,100	1,220,604

ENGINES-INTERNAL COMBUSTION — 0.4%
Cummins, Inc.	13,300	960,659

ENTERPRISE SOFTWARE/SERVICE — 1.1%
Oracle Corp.	102,600	2,651,184

FINANCE-OTHER SERVICES — 1.2%
CME Group, Inc.	8,520	2,798,053

FOOD-MISC. — 0.1%
Kellogg Co.	4,700	258,218

HOTEL/MOTELS — 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	12,500	681,375

INSURANCE-REINSURANCE — 0.2%
Axis Capital Holdings, Ltd.	16,000	498,720

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.8%
Franklin Resources, Inc.	37,200	4,301,808

MACHINERY-CONSTRUCTION & MINING — 0.3%
Caterpillar, Inc.	11,700	796,653

MEDICAL PRODUCTS — 1.2%
Covidien PLC	60,900	2,922,591

MEDICAL-BIOMEDICAL/GENE — 3.8%
Amgen, Inc.†	42,500	2,437,800
Celgene Corp.†	24,400	1,511,580
Gilead Sciences, Inc.†	105,700	4,193,119
Vertex Pharmaceuticals, Inc.†	25,270	979,718

		9,122,217

MEDICAL-DRUGS — 1.5%
Merck & Co., Inc.	106,181	3,720,582

MEDICAL-GENERIC DRUGS — 1.6%
Teva Pharmaceutical Industries, Ltd. ADR	65,300	3,835,069

METAL-COPPER — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	16,700	1,261,351

MULTIMEDIA — 3.0%
News Corp., Class A	101,900	1,571,298

The Walt Disney Co.	150,200	5,533,368

		7,104,666

NETWORKING PRODUCTS — 3.6%
Cisco Systems, Inc.†	222,600	5,992,392
Juniper Networks, Inc.†	90,200	2,562,582

		8,554,974

OIL & GAS DRILLING — 0.6%
Nabors Industries, Ltd.†	64,200	1,384,794

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.2%
Noble Energy, Inc.	37,100	2,834,440

OIL COMPANIES-INTEGRATED — 2.8%
Chevron Corp.	51,300	4,177,872
Suncor Energy, Inc.	72,300	2,470,491

		6,648,363

OIL FIELD MACHINERY & EQUIPMENT — 2.3%
Cameron International Corp.†	82,300	3,247,558
National Oilwell Varco, Inc.	49,400	2,175,082

		5,422,640

OIL-FIELD SERVICES — 2.3%
Schlumberger, Ltd.	76,900	5,492,198

OPTICAL SUPPLIES — 1.7%
Alcon, Inc.†	25,600	3,990,016

PHARMACY SERVICES — 2.5%
Express Scripts, Inc.†	23,200	2,323,016
Medco Health Solutions, Inc.†	64,200	3,782,664

		6,105,680

RETAIL-APPAREL/SHOE — 0.6%
Ross Stores, Inc.	25,600	1,433,600

RETAIL-BUILDING PRODUCTS — 1.0%
Lowe’s Cos., Inc.	92,400	2,505,888

RETAIL-DISCOUNT — 2.8%
Dollar General Corp.†	37,800	1,079,946
Dollar Tree, Inc.†	25,200	1,530,144
Target Corp.	72,400	4,117,388

		6,727,478

RETAIL-REGIONAL DEPARTMENT STORES — 1.9%
Kohl’s Corp.†	84,500	4,646,655

RETAIL-RESTAURANTS — 2.0%
McDonald’s Corp.	41,700	2,943,603
Starbucks Corp.	29,600	769,008
Yum! Brands, Inc.	27,600	1,170,792

		4,883,403

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.3%
Linear Technology Corp.	25,500	766,530

SEMICONDUCTOR EQUIPMENT — 0.2%
KLA-Tencor Corp.	13,500	459,810

SOFTWARE TOOLS — 0.2%
VMware, Inc. Class A†	9,100	560,924

TELECOM SERVICES — 0.1%
Clearwire Corp., Class A†	35,500	274,060

TELEPHONE-INTEGRATED — 0.3%
AT&T, Inc.	23,400	609,804

TOBACCO — 1.4%
Philip Morris International, Inc.	67,300	3,303,084

TRANSPORT-RAIL — 1.8%
Union Pacific Corp.	58,700	4,441,242

TRANSPORT-SERVICES — 2.6%
FedEx Corp.	36,700	3,303,367
United Parcel Service, Inc., Class B	43,900	3,035,246

		6,338,613

WEB PORTALS/ISP — 1.7%
Google, Inc., Class A†	7,550	3,967,072

WIRELESS EQUIPMENT — 1.4%
QUALCOMM, Inc.	88,100	3,412,994

TOTAL COMMON STOCK (cost $199,165,700)		236,699,824

Rights — 0.0%

TELECOM SERVICES — 0.0%
Clearwire Corp. Expires 06/21/10 † (cost $0)	35,500	7,810

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $199,165,700)		236,707,634

Short-Term Investment Securities — 1.3%

TIME DEPOSIT — 1.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10 (cost $3,272,000)	$3,272,000	3,272,000

TOTAL INVESTMENTS (cost $202,437,700) (1)	99.7%	239,979,634
Other assets less liabilities	0.3	654,315

NET ASSETS	100.0%	$240,633,949

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Computers	$18,033,846	$—	$—	$18,033,846
Diversified Banking Institutions	14,935,102	—	—	14,935,102
Diversified Manufacturing Operations	14,191,367	—	—	14,191,367
Other Industries*	189,539,509	—	—	189,539,509
Rights	7,810	—	—	7,810
Short-Term Investment Securities:
Time Deposit		3,272,000		3,272,000

Total	$236,707,634	$3,272,000	$—	$239,979,634

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EQUITY OPPORTUNITIES PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 99.4%	Principal	Value
	Amount	(Note 1)

APPLICATIONS SOFTWARE — 1.5%
Check Point Software Technologies Ltd.†	43,210	$1,539,140

AUTO-CARS/LIGHT TRUCKS — 2.5%
Ford Motor Co.†	197,460	2,570,929

BANKS-FIDUCIARY — 1.5%
State Street Corp.	36,260	1,577,310

BANKS-SUPER REGIONAL — 2.2%
Wells Fargo & Co.	69,800	2,311,078

CABLE/SATELLITE TV — 0.7%
Time Warner Cable, Inc.	12,717	715,331

CASINO SERVICES — 0.7%
Bally Technologies, Inc. †	15,240	702,869

CELLULAR TELECOM — 2.3%
America Movil SAB de CV, Series L ADR	46,770	2,407,720

COMMERCIAL SERVICES-FINANCE — 2.3%
The Western Union Co.	33,530	611,922
Verisk Analytics, Inc., Class A†	61,940	1,735,559

		2,347,481

COMPUTERS — 4.3%
Apple, Inc.†	17,080	4,459,930

COSMETICS & TOILETRIES — 0.8%
Colgate-Palmolive Co.	9,730	818,293

DECISION SUPPORT SOFTWARE — 1.7%
MSCI, Inc., Class A†	49,590	1,718,293

DIVERSIFIED BANKING INSTITUTIONS — 2.0%
Citigroup, Inc.†	315,940	1,380,658
The Goldman Sachs Group, Inc.	4,840	702,768

		2,083,426

DIVERSIFIED FINANCIAL SERVICES — 2.5%
CIT Group, Inc.†	63,910	2,594,746

DIVERSIFIED MANUFACTURING OPERATIONS — 2.0%
Tyco International, Ltd.	53,730	2,084,187

E-COMMERCE/SERVICES — 2.7%
eBay, Inc.†	118,080	2,811,485

EDUCATIONAL SOFTWARE — 0.8%
Blackboard, Inc. †	19,220	817,811

ELECTRIC-GENERATION — 2.6%
The AES Corp.†	234,120	2,701,745

ELECTRIC-INTEGRATED — 0.6%
Public Service Enterprise Group, Inc.	18,980	609,827

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.8%
Xilinx, Inc.	30,470	785,517

ELECTRONIC FORMS — 1.0%
Adobe Systems, Inc.†	30,980	1,040,618

ENGINEERING/R&D SERVICES — 2.1%
Aecom Technology Corp.†	39,340	1,182,954
KBR, Inc.	44,650	985,872

		2,168,826

ENTERPRISE SOFTWARE/SERVICE — 1.0%
Sybase, Inc.†	24,470	1,061,509

FINANCE-INVESTMENT BANKER/BROKER — 0.8%
Knight Capital Group, Inc., Class A†	50,220	780,921

FOOD-MISC. — 1.7%
General Mills, Inc.	24,320	1,731,098

HOTEL/MOTELS — 1.8%
Hyatt Hotels Corp., Class A†	46,300	1,906,171

HUMAN RESOURCES — 0.7%
Robert Half International, Inc.	25,420	696,000

INDUSTRIAL AUDIO & VIDEO PRODUCTS — 1.9%
Dolby Laboratories, Inc., Class A†	28,600	1,965,392

INDUSTRIAL GASES — 1.1%
Praxair, Inc.	14,050	1,176,968

INSURANCE-LIFE/HEALTH — 1.7%
Aflac, Inc.	5,200	264,992
Lincoln National Corp.	49,620	1,517,876

		1,782,868

INSURANCE-PROPERTY/CASUALTY — 0.5%
Chubb Corp.	7,030	371,676
The Progressive Corp.	7,900	158,711

		530,387

INTERNET SECURITY — 0.8%
Blue Coat Systems, Inc.†	26,250	853,912

MEDICAL INSTRUMENTS — 1.3%
Medtronic, Inc.	30,550	1,334,729

MEDICAL-BIOMEDICAL/GENE — 1.7%
Celgene Corp.†	20,270	1,255,726
Human Genome Sciences, Inc. †	18,500	512,265

		1,767,991

MEDICAL-DRUGS — 4.9%
Abbott Laboratories	48,230	2,467,447
Merck & Co., Inc.	58,320	2,043,533
Savient Pharmaceuticals, Inc.†	39,090	566,805

		5,077,785

MEDICAL-GENERIC DRUGS — 1.1%
Teva Pharmaceutical Industries, Ltd. ADR	20,070	1,178,711

MEDICAL-HMO — 1.2%
WellPoint, Inc.†	23,910	1,286,358

METAL PROCESSORS & FABRICATION — 2.5%
Precision Castparts Corp.	20,250	2,598,885

MULTIMEDIA — 2.7%
FactSet Research Systems, Inc.	11,560	869,543
The McGraw-Hill Cos., Inc.	58,410	1,969,585

		2,839,128

NON-HAZARDOUS WASTE DISPOSAL — 2.1%
Republic Services, Inc.	71,620	2,222,369

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.3%
Noble Energy, Inc.	14,500	1,107,800
Occidental Petroleum Corp.	37,450	3,320,317

		4,428,117

OIL COMPANIES-INTEGRATED — 3.1%
Chevron Corp.	38,830	3,162,315

PHARMACY SERVICES — 1.4%
Medco Health Solutions, Inc.†	25,450	1,499,514

PIPELINES — 2.6%
Enterprise Products Partners LP	32,690	1,159,188
MarkWest Energy Partners, LP	23,160	712,170
Plains All American Pipeline, LP	14,870	862,311

		2,733,669

PUBLISHING-NEWSPAPERS — 0.8%
The Washington Post Co., Class B	1,581	801,820

QUARRYING — 0.9%
Compass Minerals International, Inc.	12,410	934,597

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Hatteras Financial Corp.	16,160	430,987

RETAIL-AUTO PARTS — 1.4%
AutoZone, Inc.†	7,950	1,470,829

RETAIL-CONSUMER ELECTRONICS — 1.4%
Best Buy Co., Inc.	32,710	1,491,576

RETAIL-RESTAURANTS — 2.6%
McDonald’s Corp.	37,800	2,668,302

SAVINGS & LOANS/THRIFTS — 1.1%
First Niagara Financial Group, Inc.	81,860	1,137,854

SCHOOLS — 0.7%
Capella Education Co.†	7,430	673,307

TELECOM SERVICES — 0.5%
NeuStar, Inc., Class A†	19,520	477,654

TOBACCO — 3.9%
Philip Morris International, Inc.	81,250	3,987,750

TRANSPORT-SERVICES — 2.4%
United Parcel Service, Inc., Class B	35,650	2,464,841

VITAMINS & NUTRITION PRODUCTS — 1.2%
Mead Johnson Nutrition Co., Class A	23,520	1,213,867

WEB PORTALS/ISP — 1.6%
Google, Inc., Class A†	3,150	1,655,136

WIRELESS EQUIPMENT — 2.0%
QUALCOMM, Inc.	54,340	2,105,132

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $86,723,885)		102,995,011

REPURCHASE AGREEMENT — 0.2%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 04/29/10, to be repurchased 05/03/10 in the amount of $201,000 and collateralized by $210,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having an approximate value of $209,790 (cost $201,000)	$201,000	201,000

TOTAL INVESTMENTS (cost $86,924,885)(1)	99.6%	103,196,011
Other assets less liabilities	0.4	404,535

NET ASSETS	100.0%	$103,600,546

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock	$102,995,011	$—	$—	$102,995,011
Repurchase Agreement	—	201,000	—	201,000

Total	$102,995,011	$201,000	$—	$103,196,011

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
DAVIS VENTURE VALUE PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 98.4%	Shares/ Principal	Value
	Amount	(Note 1)

AGRICULTURAL CHEMICALS — 0.7%
Monsanto Co.	110,330	$6,957,410
Potash Corp. of Saskatchewan, Inc.	30,692	3,391,466

		10,348,876

APPLICATIONS SOFTWARE — 2.4%
Microsoft Corp.	1,123,000	34,296,420

AUTO-HEAVY DUTY TRUCKS — 0.1%
PACCAR, Inc.	46,600	2,167,832

BANKS-FIDUCIARY — 3.5%
The Bank of New York Mellon Corp.	1,595,640	49,672,273

BANKS-SUPER REGIONAL — 4.8%
Wells Fargo & Co.	2,091,249	69,241,254

BEVERAGES-NON-ALCOHOLIC — 1.2%
The Coca-Cola Co.	317,000	16,943,650

BEVERAGES-WINE/SPIRITS — 1.2%
Diageo PLC ADR	263,550	17,958,297

BREWERY — 1.1%
Heineken Holding NV(1)	387,112	15,863,201

BROADCAST SERVICES/PROGRAM — 0.5%
Grupo Televisa SA ADR	283,150	5,883,857
Liberty Media-Starz†	20,906	1,157,983

		7,041,840

BUILDING PRODUCTS-CEMENT — 1.1%
Martin Marietta Materials, Inc.	170,550	16,352,334

CELLULAR TELECOM — 0.1%
America Movil SAB de CV, Series L ADR	41,600	2,141,568

COAL — 0.8%
China Coal Energy Co.(1)	7,350,600	10,990,486

COMMERCIAL SERVICES — 1.4%
Iron Mountain, Inc.	811,652	20,413,048

COMMERCIAL SERVICES-FINANCE — 1.6%
H&R Block, Inc.	527,790	9,663,835
Moody’s Corp.	380,050	9,394,836
Visa, Inc., Class A	48,480	4,374,350

		23,433,021

COMPUTERS — 1.5%
Hewlett-Packard Co.	419,745	21,814,148

CONTAINERS-PAPER/PLASTIC — 1.7%
Sealed Air Corp.	1,156,378	24,862,127

COSMETICS & TOILETRIES — 1.9%
Natura Cosmeticos SA	89,200	1,893,560
The Procter & Gamble Co.	399,100	24,808,056

		26,701,616

DATA PROCESSING/MANAGEMENT — 1.1%
Dun & Bradstreet Corp.	213,500	16,433,095

DIVERSIFIED BANKING INSTITUTIONS — 3.6%
Bank of America Corp.	117,022	2,086,502
JPMorgan Chase & Co.	700,276	29,817,752
Julius Baer Group, Ltd.(1)	370,800	12,805,991
The Goldman Sachs Group, Inc.	48,000	6,969,600

		51,679,845

DIVERSIFIED MANUFACTURING OPERATIONS — 0.8%
Tyco International, Ltd.	282,026	10,939,789

DIVERSIFIED MINERALS — 0.4%
BHP Billiton PLC(1)	200,800	6,169,069

DIVERSIFIED OPERATIONS — 1.1%
China Merchants Holdings International Co., Ltd.(1)	4,352,210	15,095,010

E-COMMERCE/PRODUCTS — 0.3%
Amazon.com, Inc.†	32,540	4,459,932

E-COMMERCE/SERVICES — 0.3%
Liberty Media Corp. — Interactive, Class A†	261,400	4,017,718

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.7%
Texas Instruments, Inc.	959,080	24,945,671

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.0%
Agilent Technologies, Inc.†	382,470	13,868,362

ENGINEERING/R&D SERVICES — 0.6%
ABB, Ltd. ADR†	448,060	8,584,830

ENTERTAINMENT SOFTWARE — 0.5%
Activision Blizzard, Inc.	597,100	6,615,868

FINANCE-CREDIT CARD — 4.5%
American Express Co.	1,389,630	64,089,736

FOOD-CONFECTIONERY — 0.3%
The Hershey Co.	99,700	4,686,897

FOOD-MISC. — 0.8%
Nestle SA(1)	137,100	6,691,096
Unilever NV	170,200	5,150,252

		11,841,348

FORESTRY — 1.1%
Sino-Forest Corp.†*	25,000	444,477
Sino-Forest Corp.†	872,190	15,506,745

		15,951,222

HOME DECORATION PRODUCTS — 0.2%
Hunter Douglas NV(1)	60,909	3,062,564

INSURANCE-LIFE/HEALTH — 0.2%
Principal Financial Group, Inc.	110,800	3,237,576

INSURANCE-MULTI-LINE — 2.5%
Loews Corp.	956,750	35,629,370

INSURANCE-PROPERTY/CASUALTY — 3.0%
Fairfax Financial Holdings, Ltd. (Toronto)	6,820	2,584,859
Fairfax Financial Holdings, Ltd. (OTC U.S.)	14,300	5,392,961
Markel Corp.†	3,800	1,454,792
The Progressive Corp.	1,678,200	33,715,038

		43,147,650

INSURANCE-REINSURANCE — 5.1%
Berkshire Hathaway, Inc., Class A†	483	55,701,975
Berkshire Hathaway, Inc., Class B†	17,840	1,373,680
Everest Re Group, Ltd.	26,175	2,006,314
Transatlantic Holdings, Inc.	275,289	13,690,122

		72,772,091

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.1%
Ameriprise Financial, Inc.	237,800	11,024,408
GAM Holding, Ltd.†(1)	370,800	4,610,186

		15,634,594

MARINE SERVICES — 0.2%
Cosco Pacific, Ltd.(1)	2,504,520	3,336,651

MEDICAL LABS & TESTING SERVICES — 0.3%
Laboratory Corp. of America Holdings†	53,000	4,164,210

MEDICAL PRODUCTS — 3.7%
Baxter International, Inc.	115,800	5,468,076
Becton, Dickinson and Co.	173,050	13,215,828
CareFusion Corp.†	107,775	2,972,435
Johnson & Johnson	489,860	31,497,998

		53,154,337

MEDICAL-DRUGS — 4.3%
Merck & Co., Inc.	1,053,601	36,918,179
Pfizer, Inc.	1,465,200	24,498,144

		61,416,323

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.5%
Cardinal Health, Inc.	190,590	6,611,567

METAL-DIVERSIFIED — 0.5%
Rio Tinto PLC(1)	129,360	6,525,489

MOTORCYCLE/MOTOR SCOOTER — 1.0%
Harley-Davidson, Inc.	421,200	14,249,196

MULTIMEDIA — 1.7%
News Corp., Class A	727,876	11,223,848
The Walt Disney Co.	359,330	13,237,717

		24,461,565

OIL & GAS DRILLING — 0.7%
Transocean, Ltd.†	130,148	9,429,223

OIL COMPANIES-EXPLORATION & PRODUCTION — 13.3%
Canadian Natural Resources, Ltd.	474,400	36,500,336
Devon Energy Corp.	612,722	41,254,572
EOG Resources, Inc.	489,300	54,860,316
Occidental Petroleum Corp.	564,600	50,057,436
OGX Petroleo e Gas Participacoes SA†	840,000	8,369,797

		191,042,457

OIL COMPANIES-INTEGRATED — 0.3%
ConocoPhillips	69,198	4,095,830

PHARMACY SERVICES — 1.8%
Express Scripts, Inc.†	262,100	26,244,073

QUARRYING — 0.7%
Vulcan Materials Co.	186,700	10,694,176

REAL ESTATE OPERATIONS & DEVELOPMENT — 1.0%
Brookfield Asset Management, Inc., Class A	184,676	4,679,690
Hang Lung Group, Ltd.(1)	1,949,000	9,510,673

		14,190,363

RETAIL-AUTOMOBILE — 0.9%
CarMax, Inc.†	541,360	13,301,215

RETAIL-BEDDING — 1.7%
Bed Bath & Beyond, Inc.†	527,220	24,231,031

RETAIL-DISCOUNT — 3.6%
Costco Wholesale Corp.	867,092	51,227,795

RETAIL-DRUG STORE — 3.0%
CVS Caremark Corp.	1,150,126	42,474,153

TOBACCO — 0.9%
Philip Morris International, Inc.	261,505	12,834,665

TRANSPORT-MARINE — 0.3%
China Shipping Development Co., Ltd.(1)	3,374,000	5,006,579

TRANSPORT-SERVICES — 0.7%
Kuehne & Nagel International AG†(1)	76,700	7,979,155
United Parcel Service, Inc., Class B	40,000	2,765,600

		10,744,755

TRANSPORT-TRUCK — 0.1%
LLX Logistica SA†	183,500	870,919

VITAMINS & NUTRITION PRODUCTS — 0.4%
Mead Johnson Nutrition Co., Class A	105,510	5,445,371

WEB PORTALS/ISP — 1.0%
Google, Inc., Class A†	27,118	14,248,882

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $1,009,490,717)		1,413,105,053

Short-Term Investment Securities — 1.1%

COMMERCIAL PAPER — 1.1%
Societe Generale 0.23% due 05/03/10 (cost$15,393,803)	$15,394,000	15,393,803

TOTAL INVESTMENTS (cost $1,024,884,520) (2)	99.5%	1,428,498,856
Other assets less liabilities	0.5	7,124,583

NET ASSETS	100.0%	$1,435,623,439

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $444,477 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $107,646,150 representing 7.5% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

OTC	— Over the Counter
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Insurance-Reinsurance	$72,772,091	$—		$—	$72,772,091
Oil Companies-Exploration & Production	191,042,457	—		—	191,042,457
Other Industries*	1,041,644,355	107,646,150	+	—	1,149,290,505
Short-Term Investment Securities:
Commercial Paper	—	15,393,803		—	15,393,803

Total	$1,305,458,903	$123,039,953		$—	$1,428,498,856

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $107,646,150 representing 7.5% of net assets. See Note 1.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
“DOGS” OF WALL STREET PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 98.0%	Principal	Value
	Amount	(Note 1)

APPAREL MANUFACTURERS — 3.4%
VF Corp.	19,512	$1,686,227

BEVERAGES-NON-ALCOHOLIC — 6.4%
PepsiCo, Inc.	24,335	1,587,129
The Coca-Cola Co.	29,841	1,595,001

		3,182,130

CHEMICALS-DIVERSIFIED — 3.3%
E.I. du Pont de Nemours & Co.	41,485	1,652,762

COMMERCIAL SERVICES-FINANCE — 6.4%
Automatic Data Processing, Inc.	36,596	1,586,802
Paychex, Inc.	52,328	1,601,237

		3,188,039

CONSUMER PRODUCTS-MISC. — 6.5%
Clorox Co.	25,461	1,647,327
Kimberly-Clark Corp.	26,088	1,598,151

		3,245,478

COSMETICS & TOILETRIES — 9.5%
Avon Products, Inc.	48,197	1,558,209
Colgate-Palmolive Co.	19,006	1,598,405
The Procter & Gamble Co.	25,722	1,598,879

		4,755,493

DISTRIBUTION/WHOLESALE — 3.2%
Genuine Parts Co.	37,464	1,603,459

DIVERSIFIED MANUFACTURING OPERATIONS — 3.5%
Illinois Tool Works, Inc.	33,881	1,731,319

ELECTRIC PRODUCTS-MISC. — 3.3%
Emerson Electric Co.	31,739	1,657,728

FOOD-MISC. — 9.9%
Kellogg Co.	30,588	1,680,504
Kraft Foods, Inc., Class A	53,563	1,585,465
McCormick & Co., Inc.	42,291	1,673,455

		4,939,424

FOOD-WHOLESALE/DISTRIBUTION — 3.4%
Sysco Corp.	53,958	1,701,835

INDUSTRIAL GASES — 3.3%
Air Products & Chemicals, Inc.	21,605	1,658,832

MACHINERY-CONSTRUCTION & MINING — 3.4%
Caterpillar, Inc.	24,685	1,680,802

MEDICAL PRODUCTS — 3.2%
Johnson & Johnson	24,681	1,586,988

MEDICAL-DRUGS — 9.4%
Abbott Laboratories	30,513	1,561,045
Merck & Co., Inc.	43,384	1,520,176
Pfizer, Inc.	94,307	1,576,813

		4,658,034

OIL COMPANIES-INTEGRATED — 3.4%
Chevron Corp.	20,729	1,688,170

RETAIL-BUILDING PRODUCTS — 3.5%
Home Depot, Inc.	49,318	1,738,460

RETAIL-RESTAURANTS — 3.4%
McDonald’s Corp.	23,684	1,671,854

TELEPHONE-INTEGRATED — 6.3%
AT&T, Inc.	62,374	1,625,467

Verizon Communications, Inc.	53,034	1,532,152

		3,157,619

TOBACCO — 3.3%
Altria Group, Inc.	76,876	1,629,002

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $45,570,123)		48,813,655

Repurchase Agreement — 2.2%

State Street Bank & Trust Co., Joint Repurchase Agreement(1) (cost $1,089,000)	$1,089,000	1,089,000

TOTAL INVESTMENTS (cost $46,659,123)(2)	100.2%	49,902,655
Liabilities in excess of other assets	(0.2)	(98,769)

NET ASSETS	100%	$49,803,886

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Beverages-Non-alcoholic	$3,182,130	$—	$—	$3,182,130
Commercial Services-Finance	3,188,039	—	—	3,188,039
Consumer Products-Misc.	3,245,478	—	—	3,245,478
Cosmetics & Toiletries	4,755,493	—	—	4,755,493
Food-Misc.	4,939,424	—	—	4,939,424
Medical-Drugs	4,658,034	—	—	4,658,034
Telephone-Integrated	3,157,619	—	—	3,157,619
Other Industries*	21,687,438	—	—	21,687,438
Repurchase Agreement	—	1,089,000	—	1,089,000

Total	$48,813,655	$1,089,000	$—	$49,902,655

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
ALLIANCE GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 97.4%		Value
	Shares	(Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 0.5%
Goodrich Corp.	33,800	$2,507,284

APPLICATIONS SOFTWARE — 2.7%
Microsoft Corp.	405,300	12,377,862

AUTO-CARS/LIGHT TRUCKS — 1.2%
Ford Motor Co.†	439,800	5,726,196

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.1%
Johnson Controls, Inc.	147,500	4,954,525

BANKS-SUPER REGIONAL — 0.5%
Wells Fargo & Co.	71,900	2,380,609

BEVERAGES-NON-ALCOHOLIC — 2.5%
PepsiCo, Inc.	178,200	11,622,204

CABLE/SATELLITE TV — 1.6%
Comcast Corp., Class A	368,600	7,276,164

CHEMICALS-DIVERSIFIED — 1.6%
The Dow Chemical Co.	234,600	7,232,718

COMMERCIAL SERVICES — 1.1%
Quanta Services, Inc.†	243,900	4,909,707

COMPUTERS — 10.6%
Apple, Inc.†	117,320	30,634,598
Hewlett-Packard Co.	310,200	16,121,094
Research In Motion, Ltd.†	37,300	2,655,387

		49,411,079

COMPUTERS-MEMORY DEVICES — 2.3%
EMC Corp.†	564,300	10,727,343

DIVERSIFIED BANKING INSTITUTIONS — 4.7%
JPMorgan Chase & Co.	512,900	21,839,282

DIVERSIFIED MANUFACTURING OPERATIONS — 10.7%
Cooper Industries PLC, Class A	164,400	8,072,040
Danaher Corp.	122,700	10,341,156
Dover Corp.	160,700	8,391,754
Honeywell International, Inc.	131,200	6,228,064
Illinois Tool Works, Inc.	283,570	14,490,427
Tyco International, Ltd.	60,400	2,342,916

		49,866,357

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 4.4%
Broadcom Corp., Class A	105,900	3,652,491
Intel Corp.	741,150	16,920,454

		20,572,945

FINANCE-OTHER SERVICES — 1.0%
CME Group, Inc.	13,980	4,591,172

INSURANCE-LIFE/HEALTH — 0.7%
Principal Financial Group, Inc.	108,500	3,170,370

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 2.9%
Franklin Resources, Inc.	55,800	6,452,712
The Blackstone Group LP	489,800	6,847,404

		13,300,116

MEDICAL PRODUCTS — 2.7%
Baxter International, Inc.	81,100	3,829,542
Covidien PLC	185,900	8,921,341

		12,750,883

MEDICAL-BIOMEDICAL/GENE — 5.4%
Celgene Corp.†	68,900	4,268,355
Gilead Sciences, Inc.†	421,900	16,736,773
Vertex Pharmaceuticals, Inc.†	100,800	3,908,016

		24,913,144

MEDICAL-GENERIC DRUGS — 1.9%
Teva Pharmaceutical Industries, Ltd. ADR	149,500	8,780,135

METAL-COPPER — 0.2%
Freeport-McMoRan Copper & Gold, Inc.	11,550	872,372

MULTIMEDIA — 1.9%
News Corp., Class A	419,000	6,460,980
The Walt Disney Co.	65,600	2,416,704

		8,877,684

NETWORKING PRODUCTS — 2.3%
Cisco Systems, Inc.†	398,600	10,730,312

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.1%
Noble Energy, Inc.	110,200	8,419,280
Occidental Petroleum Corp.	16,500	1,462,890

		9,882,170

OIL COMPANIES-INTEGRATED — 1.8%
Suncor Energy, Inc.	244,300	8,347,731

OIL FIELD MACHINERY & EQUIPMENT — 1.2%
Cameron International Corp.†	138,150	5,451,399

OIL-FIELD SERVICES — 4.5%
Schlumberger, Ltd.	289,800	20,697,516

OPTICAL SUPPLIES — 4.9%
Alcon, Inc.†	146,500	22,833,490

PHARMACY SERVICES — 0.2%
Medco Health Solutions, Inc.†	12,800	754,176

POWER CONVERTER/SUPPLY EQUIPMENT — 1.2%
Vestas Wind Systems A/S ADR†	287,700	5,811,540

RETAIL-BUILDING PRODUCTS — 1.7%
Lowe’s Cos., Inc.	286,700	7,775,304

RETAIL-DISCOUNT — 4.0%
Costco Wholesale Corp.	199,000	11,756,920
Target Corp.	122,500	6,966,575

		18,723,495

RETAIL-DRUG STORE — 1.4%
CVS Caremark Corp.	180,100	6,651,093

RETAIL-REGIONAL DEPARTMENT STORES — 2.1%
Kohl’s Corp.†	177,000	9,733,230

SEMICONDUCTOR EQUIPMENT — 1.3%
KLA-Tencor Corp.	179,400	6,110,364

STEEL-PRODUCERS — 0.7%
ArcelorMittal	89,700	3,483,051

TRANSPORT-RAIL — 0.4%
Union Pacific Corp.	25,000	1,891,500

TRANSPORT-SERVICES — 0.3%
FedEx Corp.	16,900	1,521,169

WEB PORTALS/ISP — 5.1%
Google, Inc., Class A†	44,855	23,568,611

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $393,517,559)		452,626,302

TOTAL INVESTMENTS (cost $393,517,559) (1)	97.4%	452,626,302
Other assets less liabilities	2.6	12,219,784

NET ASSETS	100.0%	$464,846,086

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Computers	$49,411,079	$—	$—	$49,411,079
Diversified Manufacturing Operations	49,866,357	—	—	49,866,357
Medical-Biomedical/Gene	24,913,144	—	—	24,913,144
Web Portals/ISP	23,568,611	—	—	23,568,611
Other Industries*	304,867,111	—	—	304,867,111

Total	$452,626,302	$—	$—	$452,626,302

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
CAPITAL GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 99.7%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 1.8%
General Dynamics Corp.	5,850	$446,706
Lockheed Martin Corp.	9,510	807,304

		1,254,010

AEROSPACE/DEFENSE-EQUIPMENT — 0.6%
Goodrich Corp.	6,000	445,080

AGRICULTURAL CHEMICALS — 2.1%
Monsanto Co.	9,860	621,772
Potash Corp. of Saskatchewan, Inc.	7,580	837,590

		1,459,362

APPAREL MANUFACTURERS — 2.3%
Coach, Inc.	26,130	1,090,927
Polo Ralph Lauren Corp.	6,070	545,693

		1,636,620

APPLICATIONS SOFTWARE — 2.4%
Microsoft Corp.	44,600	1,362,084
Salesforce.com, Inc.†	4,110	351,816

		1,713,900

ATHLETIC FOOTWEAR — 1.0%
NIKE, Inc., Class B	9,520	722,663

BANKS-SUPER REGIONAL — 0.9%
Wells Fargo & Co.	17,980	595,318

BEVERAGES-NON-ALCOHOLIC — 1.9%
PepsiCo, Inc.	20,410	1,331,140

CABLE/SATELLITE TV — 1.2%
Cablevision Systems Corp., Class A	30,760	844,054

CELLULAR TELECOM — 1.1%
NII Holdings, Inc.†	18,930	803,011

CHEMICALS-DIVERSIFIED — 0.6%
Celanese Corp., Class A	13,500	431,865

COMMERCIAL SERVICES-FINANCE — 5.0%
Mastercard, Inc., Class A	5,240	1,299,729
The Western Union Co.	26,400	481,800
Verisk Analytics, Inc., Class A†	7,600	212,952
Visa, Inc., Class A	16,760	1,512,255

		3,506,736

COMPUTER SERVICES — 0.4%
Cognizant Technology Solutions Corp., Class A†	5,900	301,962

COMPUTERS — 8.9%
Apple, Inc.†	10,010	2,613,812
Hewlett-Packard Co.	41,560	2,159,873
Research In Motion, Ltd.†	20,280	1,443,733

		6,217,418

COMPUTERS-MEMORY DEVICES — 1.0%
NetApp, Inc.†	19,310	669,478

COSMETICS & TOILETRIES — 1.0%
Colgate-Palmolive Co.	8,050	677,005

DECISION SUPPORT SOFTWARE — 0.5%
MSCI, Inc., Class A†	10,740	372,141

DENTAL SUPPLIES & EQUIPMENT — 0.7%
DENTSPLY International, Inc.	14,120	517,357

DIVERSIFIED BANKING INSTITUTIONS — 3.2%
Credit Suisse Group AG(1)	13,783	630,527
JPMorgan Chase & Co.	21,100	898,438
The Goldman Sachs Group, Inc.	4,740	688,248

		2,217,213

DIVERSIFIED MINERALS — 0.6%
Xstrata PLC(1)	25,810	427,408

E-COMMERCE/PRODUCTS — 1.2%
Amazon.com, Inc.†	5,995	821,675

E-COMMERCE/SERVICES — 1.5%
eBay, Inc.†	44,600	1,061,926

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 4.1%
Broadcom Corp., Class A	32,900	1,134,721
LSI Corp.†	44,600	268,492
MEMC Electronic Materials, Inc.†	36,170	469,125
NVIDIA Corp.†	63,130	992,403

		2,864,741

ELECTRONIC FORMS — 1.6%
Adobe Systems, Inc.†	33,760	1,133,998

ENERGY-ALTERNATE SOURCES — 1.2%
First Solar, Inc.†	5,960	855,558

ENGINEERING/R&D SERVICES — 1.3%
ABB, Ltd.†(1)	46,866	901,929

ENTERPRISE SOFTWARE/SERVICE — 2.1%
Oracle Corp.	57,400	1,483,216

FINANCE-INVESTMENT BANKER/BROKER — 1.0%
The Charles Schwab Corp.	35,500	684,795

FINANCE-OTHER SERVICES — 2.3%
BM&FBOVESPA SA	75,680	500,687
CME Group, Inc.	1,400	459,774
IntercontinentalExchange, Inc.†	5,630	656,627

		1,617,088

FOOD-MISC. — 2.3%
Nestle SA(1)	20,224	987,022
Unilever NV(1)	20,300	620,385

		1,607,407

INDUSTRIAL GASES — 1.3%
Praxair, Inc.	11,190	937,386

INSTRUMENTS-SCIENTIFIC — 1.5%
Thermo Fisher Scientific, Inc.†	19,020	1,051,426

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.4%
T. Rowe Price Group, Inc.	5,200	299,052

MACHINERY-CONSTRUCTION & MINING — 0.8%
Joy Global, Inc.	9,540	541,967

MEDICAL INSTRUMENTS — 0.6%
St. Jude Medical, Inc.†	9,680	395,138

MEDICAL PRODUCTS — 2.9%
Baxter International, Inc.	17,580	830,128
Henry Schein, Inc.†	9,690	585,954
Stryker Corp.	11,280	647,923

		2,064,005

MEDICAL-BIOMEDICAL/GENE — 3.2%
Amgen, Inc.†	10,430	598,265
Celgene Corp.†	17,250	1,068,637
Gilead Sciences, Inc.†	14,230	564,504

		2,231,406

MEDICAL-DRUGS — 4.1%
Allergan, Inc.	18,500	1,178,265
Novo Nordisk A/S, Class B(1)	6,100	498,232
Roche Holding AG(1)	4,342	685,745
Shire PLC(1)	21,620	477,053

		2,839,295

MULTIMEDIA — 1.7%
The McGraw-Hill Cos., Inc.	14,540	490,289
The Walt Disney Co.	18,740	690,381

		1,180,670

NETWORKING PRODUCTS — 0.9%
Juniper Networks, Inc.†	22,070	627,009

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.2%
Apache Corp.	6,910	703,162
Cobalt International Energy, Inc.†	12,800	147,328
EOG Resources, Inc.	4,700	526,964
Occidental Petroleum Corp.	16,100	1,427,426
Range Resources Corp.	9,000	429,840
Southwestern Energy Co.†	9,740	386,483

		3,621,203

OIL FIELD MACHINERY & EQUIPMENT — 0.5%
Cameron International Corp.†	9,110	359,481

OIL-FIELD SERVICES — 2.6%
Halliburton Co.	23,100	708,015
Schlumberger, Ltd.	15,080	1,077,014

		1,785,029

PHARMACY SERVICES — 2.8%
Express Scripts, Inc.†	13,520	1,353,758
Medco Health Solutions, Inc.†	10,120	596,270

		1,950,028

REAL ESTATE MANAGEMENT/SERVICES — 0.7%
Jones Lang LaSalle, Inc.	5,870	463,026

RETAIL-BEDDING — 1.2%
Bed Bath & Beyond, Inc.†	17,770	816,709

RETAIL-DISCOUNT — 1.4%
Target Corp.	1,100	62,557
Wal-Mart Stores, Inc.	16,990	911,514

		974,071

RETAIL-MAJOR DEPARTMENT STORES — 0.5%
TJX Cos., Inc.	7,500	347,550

RETAIL-RESTAURANTS — 0.5%
McDonald’s Corp.	5,380	379,774

SCHOOLS — 1.0%
Apollo Group, Inc., Class A†	12,700	729,107

SOFTWARE TOOLS — 0.4%
VMware, Inc. Class A†	4,000	246,560

TELECOM EQUIPMENT-FIBER OPTICS — 0.5%
Corning, Inc.	19,320	371,910

TOBACCO — 1.0%
Philip Morris International, Inc.	14,320	702,826

TRANSPORT-RAIL — 0.6%
Union Pacific Corp.	5,480	414,617

WEB PORTALS/ISP — 3.7%
Google, Inc., Class A†	4,955	2,603,555

WIRELESS EQUIPMENT — 3.9%
Crown Castle International Corp.†	20,860	789,551
QUALCOMM, Inc.	50,140	1,942,424

		2,731,975

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $59,546,901)		69,840,849

Repurchase Agreement — 0.4%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $305,000 and collateralized by $315,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having approximate value of $314,685 (cost $305,000)	$305,000	305,000

TOTAL INVESTMENTS (cost $59,851,901)(2)	100.1%	70,145,849
Liabilities in excess of other assets	(0.1)	(53,346)

NET ASSETS	100.0%	$70,092,503

†	Non-income producing security

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $5,228,301 representing 7.5% of net assets. Securities are classified as Level 2 disclosure based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Commercial Services-Finance	$3,506,736	$—		$—	$3,506,736
Computers	6,217,418	—		—	6,217,418
Oil Companies-Exploration & Production	3,621,203	—		—	3,621,203
Other Industries*	51,267,191	5,228,301	+	—	56,495,492
Repurchase Agreement	—	305,000		—	305,000

Total	$64,612,548	$5,533,301		$—	$70,145,849

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $5,228,301 representing 7.5% of net assets. See Note 1.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 98.4%	Shares/
	Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.3%
Lockheed Martin Corp.	36,390	$3,089,147

AEROSPACE/DEFENSE-EQUIPMENT — 1.9%
United Technologies Corp.	60,170	4,509,741

AGRICULTURAL CHEMICALS — 0.6%
Monsanto Co.	22,190	1,399,301

ATHLETIC FOOTWEAR — 1.7%
NIKE, Inc., Class B	52,180	3,960,984

AUTO-CARS/LIGHT TRUCKS — 0.5%
Bayerische Motoren Werke AG(1)	26,290	1,288,184

BANKS-FIDUCIARY — 2.9%
State Street Corp.	74,230	3,229,005
The Bank of New York Mellon Corp.	112,594	3,505,051

		6,734,056

BANKS-SUPER REGIONAL — 2.7%
SunTrust Banks, Inc.	59,910	1,773,336
Wells Fargo & Co.	135,940	4,500,973

		6,274,309

BEVERAGES-NON-ALCOHOLIC — 1.2%
PepsiCo, Inc.	44,302	2,889,376

BEVERAGES-WINE/SPIRITS — 1.1%
Diageo PLC(1)	144,630	2,466,490

BREWERY — 0.9%
Heineken NV(1)	44,600	2,070,255

CASINO SERVICES — 0.5%
International Game Technology	51,560	1,086,885

COATINGS/PAINT — 1.1%
The Sherwin-Williams Co.	32,390	2,528,687

COMMERCIAL SERVICES-FINANCE — 2.2%
Mastercard, Inc., Class A	11,220	2,783,009
Visa, Inc., Class A	26,370	2,379,365

		5,162,374

COMPUTER SERVICES — 1.1%
Accenture PLC, Class A	57,600	2,513,664

COMPUTERS — 5.4%
Apple, Inc.†	20,120	5,253,734
Dell, Inc.†	73,650	1,191,657
Hewlett-Packard Co.	99,780	5,185,567
International Business Machines Corp.	6,540	843,660

		12,474,618

COMPUTERS-MEMORY DEVICES — 1.7%
EMC Corp.†	202,850	3,856,178

COSMETICS & TOILETRIES — 3.1%
Colgate-Palmolive Co.	25,290	2,126,889
The Procter & Gamble Co.	82,340	5,118,254

		7,245,143

CRUISE LINES — 0.7%
Carnival Corp.	36,670	1,529,139

DIVERSIFIED BANKING INSTITUTIONS — 6.4%
Bank of America Corp.	321,950	5,740,368
JPMorgan Chase & Co.	132,970	5,661,863
The Goldman Sachs Group, Inc.	23,900	3,470,280

		14,872,511

DIVERSIFIED MANUFACTURING OPERATIONS — 3.1%
3M Co.	32,950	2,921,677
Danaher Corp.	50,990	4,297,437

		7,219,114

ELECTRIC-INTEGRATED — 1.9%
Alliant Energy Corp.	40,770	1,394,334
American Electric Power Co., Inc.	38,200	1,310,260
Wisconsin Energy Corp.	33,160	1,741,232

		4,445,826

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 4.0%
Intel Corp.	208,130	4,751,608
Microchip Technology, Inc.	65,310	1,907,705
Samsung Electronics Co., Ltd. GDR†*	617	236,465
Samsung Electronics Co., Ltd. GDR(1)	6,075	2,318,482

		9,214,260

ELECTRONIC FORMS — 0.4%
Adobe Systems, Inc.†	24,900	836,391

ENTERPRISE SOFTWARE/SERVICE — 2.3%
Oracle Corp.	209,750	5,419,940

FINANCE-CREDIT CARD — 1.1%
American Express Co.	53,270	2,456,812

FINANCE-INVESTMENT BANKER/BROKER — 0.8%
The Charles Schwab Corp.	93,350	1,800,722

FOOD-MISC. — 1.6%
General Mills, Inc.	23,000	1,637,140
Nestle SA(1)	43,528	2,124,362

		3,761,502

GAMBLING (NON-HOTEL) — 0.2%
Ladbrokes PLC(1)	239,454	570,600

HOTEL/MOTELS — 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	19,580	1,067,306

INDUSTRIAL GASES — 2.2%
Linde AG(1)	23,480	2,807,670
Praxair, Inc.	26,650	2,232,470

		5,040,140

INSURANCE-LIFE/HEALTH — 1.1%
Aflac, Inc.	49,120	2,503,155

INSURANCE-MULTI-LINE — 0.6%
MetLife, Inc.	31,900	1,454,002

INSURANCE-PROPERTY/CASUALTY — 0.8%
The Travelers Cos., Inc.	35,080	1,779,959

INTERNET SECURITY — 0.7%
VeriSign, Inc.†	55,770	1,520,848

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.9%
Franklin Resources, Inc.	18,130	2,096,553

MEDICAL INSTRUMENTS — 2.9%
Medtronic, Inc.	98,690	4,311,766
St. Jude Medical, Inc.†	58,420	2,384,704

		6,696,470

MEDICAL PRODUCTS — 3.9%
Baxter International, Inc.	29,240	1,380,713
Becton, Dickinson and Co.	34,640	2,645,457
Johnson & Johnson	78,880	5,071,984

		9,098,154

MEDICAL-BIOMEDICAL/GENE — 1.8%
Genzyme Corp.†	40,310	2,146,104
Gilead Sciences, Inc.†	49,070	1,946,607

		4,092,711

MEDICAL-DRUGS — 2.7%
Abbott Laboratories	90,880	4,649,421
Roche Holding AG(1)	10,460	1,651,980

		6,301,401

MEDICAL-GENERIC DRUGS — 1.2%
Teva Pharmaceutical Industries, Ltd. ADR	45,610	2,678,675

MULTIMEDIA — 2.2%
The Walt Disney Co.	137,940	5,081,710

NETWORKING PRODUCTS — 2.5%
Cisco Systems, Inc.†	212,840	5,729,653

OIL & GAS DRILLING — 0.7%
Noble Corp.†	40,450	1,597,371

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.8%
EOG Resources, Inc.	14,380	1,612,286
Noble Energy, Inc.	25,850	1,974,940
Occidental Petroleum Corp.	33,750	2,992,275
Questar Corp.	45,200	2,167,340

		8,746,841

OIL COMPANIES-INTEGRATED — 3.7%
Chevron Corp.	49,370	4,020,693
Exxon Mobil Corp.	28,910	1,961,544
Hess Corp.	40,530	2,575,681

		8,557,918

OIL FIELD MACHINERY & EQUIPMENT — 0.7%
National Oilwell Varco, Inc.	36,250	1,596,088

OIL-FIELD SERVICES — 1.4%
Halliburton Co.	66,130	2,026,884
Schlumberger, Ltd.	18,300	1,306,986

		3,333,870

RETAIL-DISCOUNT — 2.0%
Target Corp.	80,000	4,549,600

RETAIL-MAJOR DEPARTMENT STORES — 0.5%
Nordstrom, Inc.	25,930	1,071,687

RETAIL-OFFICE SUPPLIES — 1.1%
Staples, Inc.	108,010	2,541,475

RETAIL-REGIONAL DEPARTMENT STORES — 0.8%
Kohl’s Corp.†	34,670	1,906,503

SOAP & CLEANING PREPARATION — 1.0%
Reckitt Benckiser Group PLC(1)	46,120	2,393,622

TELECOM SERVICES — 0.8%
Amdocs, Ltd.†	55,280	1,765,643

TELEPHONE-INTEGRATED — 0.9%
AT&T, Inc.	82,830	2,158,550

TOBACCO — 1.4%
Philip Morris International, Inc.	65,510	3,215,231

TRANSPORT-SERVICES — 0.5%
Expeditors International of Washington, Inc.	29,820	1,214,867

WEB PORTALS/ISP — 1.9%
Google, Inc., Class A†	8,270	4,345,389

WIRELESS EQUIPMENT — 0.8%
American Tower Corp., Class A†	45,080	1,839,715

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $194,965,783)		227,651,316

Short-Term Investment Securities — 1.8%

COMMERCIAL PAPER — 1.8%
HSBC Americas, Inc. 0.18% due 05/03/10 (cost $4,109,959)	$4,110,000	4,109,959

TOTAL INVESTMENTS (cost $199,075,742)(2)	100.2%	231,761,275
Liabilities in excess of other assets	(0.2)	(381,042)

NET ASSETS	100.0%	$231,380,233

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $236,465 representing 0.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $17,691,645 representing 7.6% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Global Receipt

GDR — Global Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Computers	$12,474,618	$—		$—	$12,474,618
Diversified Banking Institutions	14,872,511	—		—	14,872,511
Other Industries*	182,612,542	17,691,645	+	—	200,304,187
Short-Term Investment Securities:
Commercial Paper	—	4,109,959		—	4,109,959

Total	$209,959,671	$21,801,604		$—	$231,761,275

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $17,691,645 representing 7.6% of net assets. See Note 1.
See Notes to Porfolio of Investments

SUNAMERICA SERIES TRUST
FUNDAMENTAL GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010
(Unaudited)

	Shares/
Common Stock — 100.3%	Principal	Value
	Amount	(Note 1)

AIRLINES — 1.7%
Delta Air Lines, Inc.†	228,776	$2,763,614

APPAREL MANUFACTURERS — 1.7%
Coach, Inc.	64,580	2,696,215

APPLICATIONS SOFTWARE — 4.7%
Microsoft Corp.	242,510	7,406,256

AUTO-CARS/LIGHT TRUCKS — 3.6%
Daimler AG†	65,830	3,353,380
Ford Motor Co.†	174,670	2,274,204

		5,627,584

CABLE/SATELLITE TV — 0.8%
DIRECTV, Class A†	33,940	1,229,646

CASINO HOTELS — 0.9%
Las Vegas Sands Corp.†	57,927	1,440,065

CHEMICALS-SPECIALTY — 1.6%
Ecolab, Inc.	53,200	2,598,288

COMMERCIAL SERVICES — 1.9%
Alliance Data Systems Corp.†	39,853	2,991,366

COMMERCIAL SERVICES-FINANCE — 2.5%
Mastercard, Inc., Class A	15,800	3,919,032

COMPUTER AIDED DESIGN — 1.1%
Autodesk, Inc.†	50,900	1,731,109

COMPUTERS — 4.9%
Apple, Inc.†	29,744	7,766,753

COMPUTERS-MEMORY DEVICES — 3.2%
EMC Corp.†	183,410	3,486,624
NetApp, Inc.†	45,370	1,572,978

		5,059,602

COSMETICS & TOILETRIES — 1.5%
The Estee Lauder Cos., Inc., Class A	36,021	2,374,504

DIVERSIFIED BANKING INSTITUTIONS — 3.2%
Bank of America Corp.	125,880	2,244,441
JPMorgan Chase & Co.	40,330	1,717,251
The Goldman Sachs Group, Inc.	7,510	1,090,452

		5,052,144

DIVERSIFIED MANUFACTURING OPERATIONS — 3.9%
Illinois Tool Works, Inc.	67,240	3,435,964
Parker Hannifin Corp.	40,630	2,810,783

		6,246,747

E-COMMERCE/PRODUCTS — 2.4%
Amazon.com, Inc.†	28,020	3,840,421

E-COMMERCE/SERVICES — 1.9%
eBay, Inc.†	60,492	1,440,315
priceline.com, Inc.†	5,710	1,496,305

		2,936,620

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 5.3%
Broadcom Corp., Class A	47,204	1,628,066
Intel Corp.	153,494	3,504,268
Micron Technology, Inc.†	112,680	1,053,558
NVIDIA Corp.†	141,720	2,227,838

		8,413,730

ELECTRONIC CONNECTORS — 1.2%
Amphenol Corp., Class A	41,920	1,937,123

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.7%
Agilent Technologies, Inc.†	73,690	2,671,999

ENTERPRISE SOFTWARE/SERVICE — 1.9%
Oracle Corp.	116,270	3,004,417

FINANCE-CREDIT CARD — 2.6%
American Express Co.	90,020	4,151,722

INDUSTRIAL AUTOMATED/ROBOTIC — 1.6%
Rockwell Automation, Inc.	41,670	2,530,202

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.6%
Invesco, Ltd.	107,570	2,473,034

MEDICAL PRODUCTS — 1.6%
Covidien PLC	53,390	2,562,186

MEDICAL-BIOMEDICAL/GENE — 0.5%
Celgene Corp.†	12,594	780,198

MEDICAL-DRUGS — 1.5%
Allergan, Inc.	36,740	2,339,971

MEDICAL-GENERIC DRUGS — 1.8%
Teva Pharmaceutical Industries, Ltd. ADR	49,250	2,892,453

MEDICAL-HMO — 1.3%
UnitedHealth Group, Inc.	67,130	2,034,710

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 1.5%
McKesson Corp.	36,900	2,391,489

METAL PROCESSORS & FABRICATION — 1.6%
Precision Castparts Corp.	19,690	2,527,015

MULTIMEDIA — 2.4%
The Walt Disney Co.	103,368	3,808,077

NETWORKING PRODUCTS — 5.4%
Cisco Systems, Inc.†	205,340	5,527,753
Juniper Networks, Inc.†	104,300	2,963,163

		8,490,916

OIL & GAS DRILLING — 0.7%
Noble Corp.†	29,360	1,159,426

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.9%
Anadarko Petroleum Corp.	27,690	1,721,210
Newfield Exploration Co.†	40,850	2,377,062
Noble Energy, Inc.	32,600	2,490,640
Questar Corp.	24,540	1,176,693

		7,765,605

PHARMACY SERVICES — 4.1%
Express Scripts, Inc.†	42,970	4,302,586
Medco Health Solutions, Inc.†	36,170	2,131,137

		6,433,723

RETAIL-DISCOUNT — 1.7%
Costco Wholesale Corp.	23,500	1,388,380
Dollar General Corp.†	43,786	1,250,966

		2,639,346

RETAIL-MAJOR DEPARTMENT STORES — 2.0%
TJX Cos., Inc.	70,080	3,247,507

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.5%
Marvell Technology Group, Ltd.†	115,660	2,388,379

TELECOM EQUIPMENT-FIBER OPTICS — 0.7%
Corning, Inc.	61,460	1,183,105

TELEVISION — 0.4%
CBS Corp., Class B	43,750	709,188

TRANSPORT-SERVICES — 1.9%
FedEx Corp.	34,346	3,091,484

WEB HOSTING/DESIGN — 1.9%
Equinix, Inc.†	29,293	2,948,341

WEB PORTALS/ISP — 3.5%
Google, Inc., Class A†	10,570	5,553,901

WIRELESS EQUIPMENT — 2.0%
American Tower Corp., Class A†	76,151	3,107,722

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $135,605,291)		158,916,935

Short-Term Investment Securities — 0.3%

TIME DEPOSIT — 0.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10 (cost $465,000)	$465,000	465,000

TOTAL INVESTMENTS (cost $136,070,291)(1)	100.6%	159,381,935
Liabilities in excess of other assets	(0.6)	(1,026,658)

NET ASSETS	100.0%	$158,355,277

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Electronic Components-Semiconductors	$8,413,730	$—	$—	$8,413,730
Networking Products	8,490,916	—	—	8,490,916
Other Industries*	142,012,289	—	—	142,012,289
Short-Term Investment Securities:
Time Deposit	—	465,000	—	465,000

Total	$158,916,935	$465,000	$—	$159,381,935

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
BLUE CHIP GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010 —
(unaudited)

	Shares/
Common Stock — 96.5%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 1.5%
Lockheed Martin Corp.	2,600	$220,714
Raytheon Co.	7,700	448,910

		669,624

AEROSPACE/DEFENSE-EQUIPMENT — 2.0%
United Technologies Corp.	11,700	876,915

AGRICULTURAL CHEMICALS — 1.5%
Monsanto Co.	6,984	440,411
Potash Corp. of Saskatchewan, Inc.	2,063	227,962

		668,373

APPAREL MANUFACTURERS — 1.0%
Coach, Inc.	10,500	438,375

APPLICATIONS SOFTWARE — 2.8%
Microsoft Corp.	40,600	1,239,924

BEVERAGES-NON-ALCOHOLIC — 2.6%
PepsiCo, Inc.	17,704	1,154,655

CASINO HOTELS — 1.2%
Las Vegas Sands Corp.†	21,800	541,948

COMMERCIAL SERVICES-FINANCE — 2.3%
Visa, Inc., Class A	11,100	1,001,553

COMPUTERS — 9.1%
Apple, Inc.†	9,250	2,415,360
Hewlett-Packard Co.	22,500	1,169,325
International Business Machines Corp.	3,400	438,600

		4,023,285

COMPUTERS-MEMORY DEVICES — 1.0%
EMC Corp.†	23,900	454,339

CONSULTING SERVICES — 0.5%
FTI Consulting, Inc.†	5,550	228,272

COSMETICS & TOILETRIES — 1.7%
The Procter & Gamble Co.	12,200	758,352

DIVERSIFIED BANKING INSTITUTIONS — 4.2%
Bank of America Corp.	22,400	399,392
Citigroup, Inc.†	45,400	198,398
JPMorgan Chase & Co.	19,600	834,568
Morgan Stanley	14,100	426,102

		1,858,460

DIVERSIFIED MANUFACTURING OPERATIONS — 1.2%
Danaher Corp.	6,500	547,820

E-COMMERCE/PRODUCTS — 2.0%
Amazon.com, Inc.†	4,700	644,182
MercadoLibre, Inc.†	4,300	216,806

		860,988

ELECTRIC PRODUCTS-MISC. — 2.2%
AMETEK, Inc.	12,100	523,325
Emerson Electric Co.	8,300	433,509

		956,834

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.4%
Avago Technologies, Ltd.†	18,824	386,268
Broadcom Corp., Class A	14,700	507,003
Intel Corp.	26,300	600,429

		1,493,700

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.7%
Agilent Technologies, Inc.†	8,800	319,088

ENTERPRISE SOFTWARE/SERVICE — 2.1%
Oracle Corp.	35,200	909,568

FINANCE-CREDIT CARD — 1.0%
Discover Financial Services	27,200	420,512

FINANCE-INVESTMENT BANKER/BROKER — 1.0%
The Charles Schwab Corp.	23,000	443,670

FOOD-DAIRY PRODUCTS — 0.6%
Dean Foods Co.†	16,960	266,272

INDUSTRIAL GASES — 0.5%
Praxair, Inc.	2,600	217,802

INSTRUMENTS-SCIENTIFIC — 2.7%
Thermo Fisher Scientific, Inc.†	21,896	1,210,411

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.1%
Invesco, Ltd.	22,000	505,780

MACHINERY-CONSTRUCTION & MINING — 1.0%
Terex Corp.†	16,700	442,884

MEDICAL INSTRUMENTS — 2.0%
Medtronic, Inc.	11,300	493,697
St. Jude Medical, Inc.†	9,000	367,380

		861,077

MEDICAL-BIOMEDICAL/GENE — 3.6%
Amgen, Inc.†	5,300	304,008
Celgene Corp.†	7,700	477,015
Gilead Sciences, Inc.†	20,100	797,367

		1,578,390

MEDICAL-DRUGS — 1.0%
Abbott Laboratories	8,200	419,512

MEDICAL-GENERIC DRUGS — 2.7%
Mylan, Inc.†	36,300	799,689
Teva Pharmaceutical Industries, Ltd. ADR	6,459	379,337

		1,179,026

METAL-COPPER — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	6,000	453,180

MULTIMEDIA — 2.1%
Viacom, Inc., Class B†	25,700	907,981

NETWORKING PRODUCTS — 3.0%
Cisco Systems, Inc.†	48,300	1,300,236

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.6%
Apache Corp.	4,250	432,480
Devon Energy Corp.	2,350	158,225
Occidental Petroleum Corp.	14,000	1,241,240
Ultra Petroleum Corp.†	4,100	195,857

		2,027,802

OIL-FIELD SERVICES — 3.0%
Schlumberger, Ltd.	18,350	1,310,557

PHARMACY SERVICES — 1.0%
Express Scripts, Inc.†	4,300	430,559

RETAIL-DISCOUNT — 4.2%
Target Corp.	11,600	659,692
Wal-Mart Stores, Inc.	22,200	1,191,030

		1,850,722

RETAIL-DRUG STORE — 2.8%
CVS Caremark Corp.	32,890	1,214,628

RETAIL-MAJOR DEPARTMENT STORES — 1.9%
J.C. Penney Co., Inc.	28,300	825,511

SEMICONDUCTOR EQUIPMENT — 1.1%
ASML Holding NV	14,700	480,102

TELECOM EQUIPMENT-FIBER OPTICS — 0.7%
Corning, Inc.	16,400	315,700

TRANSPORT-RAIL — 2.4%
Union Pacific Corp.	14,200	1,074,372

WEB HOSTING/DESIGN — 1.3%
Equinix, Inc.†	5,527	556,293

WEB PORTALS/ISP — 4.2%
Google, Inc., Class A†	3,550	1,865,312

WIRELESS EQUIPMENT — 2.2%
QUALCOMM, Inc.	25,600	991,744

X-RAY EQUIPMENT — 0.8%
Hologic, Inc.†	20,250	361,867

TOTAL COMMON STOCK (cost $37,821,981)		42,513,975

Exchange Traded Funds — 1.0%

Financial Select Sector SPDR Fund (cost $429,753)	26,914	434,661

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $38,251,734)		42,948,636

Repurchase Agreement — 3.2%

State Street Bank & Trust Co., Joint Repurchase Agreement (cost $1,429,000)(1)	$1,429,000	1,429,000

TOTAL INVESTMENTS (cost $39,680,734) (2)	100.7%	44,377,636
Liabilities in excess of other assets	(0.7)	(322,673)

NET ASSETS	100.0%	$44,054,963

†		Non-income producing security

(1)		See Note 2 for details of Joint Repurchase Agreements.

(2)		See Note 4 for cost of investments on a tax basis.

ADR	—	American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Computers	$4,023,285	$—	$—	$4,023,285
Other Industries*	38,490,690	—	—	38,490,690
Exchange Traded Funds	434,661	—	—	434,661
Repurchase Agreement	—	1,429,000	—	1,429,000

Total	$42,948,636	$1,429,000	$—	$44,377,636

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
REAL ESTATE PORTFOLIO
Portfolio of Investments — April 30, 2010 —
(unaudited)

Common Stock — 82.7%	Shares/ Principal	Value
	Amount	(Note 1)

REAL ESTATE INVESTMENT TRUSTS — 66.7%
Alexandria Real Estate Equities, Inc.	191,900	13,588,439
American Campus Communities, Inc.	408,900	11,518,713
Boston Properties, Inc.	144,955	11,431,151
CBL & Associates Properties, Inc.	222,060	3,242,076
Cogdell Spencer, Inc.	560,750	4,250,485
Corporate Office Properties Trust	361,700	14,630,765
Cousins Properties, Inc.	620,238	4,999,118
DCT Industrial Trust, Inc.	1,904,900	10,019,774
Digital Realty Trust, Inc.	225,100	13,213,370
Douglas Emmett, Inc.	623,090	10,430,527
Entertainment Properties Trust	112,800	4,931,616
Essex Property Trust, Inc.	101,672	10,758,931
Federal Realty Investment Trust	139,430	10,790,488
Highwoods Properties, Inc.	9,500	303,715
LaSalle Hotel Properties	136,600	3,599,410
Regency Centers Corp.	243,300	9,987,465
Simon Property Group, Inc.	65,076	5,793,066
Taubman Centers, Inc.	94,460	4,096,730
UDR, Inc.	7,916	160,774
Ventas, Inc.	217,300	10,263,079
Vornado Realty Trust	119,787	9,986,642

		167,996,334

REAL ESTATE OPERATIONS & DEVELOPMENT — 5.6%
Forest City Enterprises, Inc., Class A†	913,555	14,114,424

TRANSPORT-MARINE — 3.2%
Alexander & Baldwin, Inc.	224,202	7,977,107

WIRELESS EQUIPMENT — 7.2%
American Tower Corp., Class A†	126,800	5,174,708
Crown Castle International Corp.†	178,300	6,748,655
SBA Communications Corp., Class A†	178,300	6,306,471

		18,229,834

TOTAL COMMON STOCK (cost $174,008,568)		208,317,699

Preferred Stock — 3.9%

REAL ESTATE INVESTMENT TRUSTS — 3.9%
AMB Property Corp. Series M 6.75%	93,800	2,098,306
CBL & Associates Properties, Inc. Series D 7.38%	75,800	1,660,020
Digital Realty Trust, Inc. Series D 5.50%	53,000	1,827,970
SL Green Realty Corp. 7.63%	179,890	4,268,790

TOTAL PREFERRED STOCK (cost $4,843,545)		9,855,086

Convertible Preferred Stock — 0.3%

REAL ESTATE INVESTMENT TRUSTS — 0.3%
Equity Residential Properties, Series E 7.00% (cost $391,490)	13,600	690,200

Convertible Bonds & Notes — 1.4%

REAL ESTATE INVESTMENT TRUSTS — 1.4%
Prologis Senior Notes 2.25% due 04/01/37	$3,105,000	2,993,711
SL Green Realty Corp. Senior Notes 3.00% due 03/30/27*	510,000	494,062

TOTAL CONVERTIBLE BONDS & NOTES (cost $1,745,256)		3,487,773

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $180,988,859)		222,350,758

Short-Term Investment Securities — 11.8%

COMMERCIAL PAPER — 11.8%
Rabobank USA Financial Co. 0.18% due 05/05/10	10,000,000	9,999,800
Societe Generale 0.23% due 05/03/10	10,086,000	10,085,871
Toyota Credit Corp. 0.20% due 05/04/10	9,500,000	9,499,842

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $29,585,513)		29,585,513

TOTAL INVESTMENTS (cost $210,574,372) (1)	100.1%	251,936,271
Liabilities in excess of other assets	(0.1)	(155,474)

NET ASSETS	100.0%	$251,780,797

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $494,062 representing 0.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Real Estate Investment Trusts	$167,996,334	$—	$—	$167,996,334
Real Estate Operations & Development	14,114,424	—	—	14,114,424
Wireless Equipment	18,229,834	—	—	18,229,834
Other Industries*	7,977,107	—	—	7,977,107
Preferred Stock	9,855,086	—	—	9,855,086
Convertible Preferred Stock	690,200	—	—	690,200
Convertible Bonds & Notes	—	3,487,773	—	3,487,773
Short-Term Investment Securities:
Commercial Paper	—	29,585,513	—	29,585,513

Total	$218,862,985	$33,073,286	$—	$251,936,271

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
SMALL COMPANY VALUE PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 95.7%	Shares/ Principal	Value
	Amount	(Note 1)

ADVANCED MATERIALS — 0.4%
Ceradyne, Inc.†	25,600	$568,320

AIRLINES — 1.0%
Skywest, Inc.	108,756	1,629,165

AUTO-TRUCK TRAILERS — 0.9%
Wabash National Corp. †	144,400	1,403,568

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.5%
Autoliv, Inc.†	41,300	2,261,175

BANKS-COMMERCIAL — 2.0%
Chemical Financial Corp.	55,100	1,305,870
Peoples BanCorp, Inc.	12,800	221,952
Trustco Bank Corp. NY	236,000	1,569,400

		3,097,222

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 2.6%
Drew Industries, Inc.†	11,200	287,280
Gibraltar Industries, Inc.†	127,800	1,919,556
Simpson Manufacturing Co., Inc.	51,600	1,753,884

		3,960,720

BUILDING PRODUCTS-DOORS & WINDOWS — 0.9%
Apogee Enterprises, Inc.	99,900	1,372,626

BUILDING PRODUCTS-WOOD — 1.5%
Universal Forest Products, Inc.	54,997	2,312,624

BUILDING-HEAVY CONSTRUCTION — 0.2%
Granite Construction, Inc.	7,565	254,260

BUILDING-MAINTANCE & SERVICES — 1.2%
ABM Industries, Inc.	83,300	1,790,117

BUILDING-MOBILE HOME/MANUFACTURED HOUSING — 2.7%
Thor Industries, Inc.	82,000	2,928,220
Winnebago Industries, Inc. †	74,000	1,230,620

		4,158,840

BUILDING-RESIDENTIAL/COMMERCIAL — 1.9%
D.R. Horton, Inc.	57,000	837,330
M/I Homes, Inc.†	60,100	937,560
MDC Holdings, Inc.	29,600	1,133,680

		2,908,570

CHEMICALS-DIVERSIFIED — 1.7%
Westlake Chemical Corp.	95,300	2,676,024

CHEMICALS-SPECIALTY — 1.1%
Cabot Corp.	49,300	1,604,222
Sensient Technologies Corp.	5,000	157,650

		1,761,872

COAL — 0.5%
Arch Coal, Inc.	19,100	515,700
CONSOL Energy, Inc.	3,200	142,976
Peabody Energy Corp.	2,700	126,144

		784,820

COATINGS/PAINT — 1.5%
RPM International, Inc.	104,700	2,311,776

COMPUTERS-INTEGRATED SYSTEMS — 0.2%
Diebold, Inc.	9,000	282,150

DIVERSIFIED MANUFACTURING OPERATIONS — 3.4%
AO Smith Corp.	17,300	893,199
Carlisle Cos., Inc.	47,400	1,788,402
Trinity Industries, Inc.	105,000	2,613,450

		5,295,051

ELECTRIC-INTEGRATED — 1.3%
NV Energy, Inc.	156,900	1,959,681

ELECTRONIC COMPONENTS-MISC. — 2.8%
Benchmark Electronics, Inc.†	115,000	2,488,600
Gentex Corp.	88,000	1,891,120

		4,379,720

ENGINEERING/R&D SERVICES — 0.7%
EMCOR Group, Inc.†	37,900	1,082,424

ENGINES-INTERNAL COMBUSTION — 0.7%
Briggs & Stratton Corp.	47,600	1,130,024

ENVIRONMENTAL MONITORING & DETECTION — 0.9%
Mine Safety Appliances Co.	48,000	1,410,720

FOOTWEAR & RELATED APPAREL — 0.3%
The Timberland Co., Class A†	19,000	408,500

GAS-DISTRIBUTION — 1.4%
Atmos Energy Corp.	20,000	591,600
Energen Corp.	31,400	1,534,518

		2,126,118

HOME FURNISHINGS — 2.6%
American Woodmark Corp.	45,000	1,039,950
Bassett Furniture Industries, Inc. †	11,000	65,890
Ethan Allen Interiors, Inc.	22,000	444,400
Hooker Furniture Corp.	70,500	1,111,080
La-Z-Boy, Inc.†	101,300	1,320,952

		3,982,272

HUMAN RESOURCES — 0.5%
Administaff, Inc.	32,000	708,480

IDENTIFICATION SYSTEMS — 1.2%
Brady Corp., Class A	55,500	1,906,980

INDUSTRIAL AUTOMATED/ROBOTIC — 1.4%
Nordson Corp.	31,000	2,226,420

INSTRUMENTS-CONTROLS — 2.0%
Mettler-Toledo International, Inc.†	15,000	1,882,200
Watts Water Technologies, Inc., Class A	36,200	1,284,376

		3,166,576

INSURANCE BROKERS — 1.4%
Arthur J. Gallagher & Co.	39,100	1,027,157
Erie Indemnity Co., Class A	25,600	1,185,536

		2,212,693

INSURANCE-LIFE/HEALTH — 2.9%
Protective Life Corp.	134,000	3,225,380
StanCorp Financial Group, Inc.	26,900	1,209,424

		4,434,804

INSURANCE-MULTI-LINE — 2.5%
American National Insurance Co.	10,100	1,112,616
Old Republic International Corp.	186,600	2,800,866

		3,913,482

INSURANCE-PROPERTY/CASUALTY — 2.0%
RLI Corp.	20,300	1,177,400
The Hanover Insurance Group, Inc.	7,400	333,370

Tower Group, Inc.	70,000	1,614,200

		3,124,970

INSURANCE-REINSURANCE — 3.1%
Aspen Insurance Holdings, Ltd.	67,000	1,807,660
Montpelier Re Holdings, Ltd.	84,300	1,399,380
Validus Holdings, Ltd.	62,058	1,586,830

		4,793,870

INTIMATE APPAREL — 0.8%
The Warnaco Group, Inc.†	27,000	1,291,680

LASERS-SYSTEM/COMPONENTS — 0.7%
Rofin-Sinar Technologies, Inc. †	38,000	1,009,280

LEISURE PRODUCTS — 0.7%
Brunswick Corp.	51,000	1,065,900

MACHINE TOOLS & RELATED PRODUCTS — 2.4%
Kennametal, Inc.	61,800	2,030,748
Lincoln Electric Holdings, Inc.	28,500	1,708,290

		3,739,038

MACHINERY-CONSTRUCTION & MINING — 0.6%
Astec Industries, Inc.†	26,600	880,992

MACHINERY-ELECTRICAL — 0.7%
Franklin Electric Co., Inc.	33,000	1,154,670

MACHINERY-FARMING — 0.2%
CNH Global NV†	9,000	272,970

MACHINERY-GENERAL INDUSTRIAL — 2.6%
Applied Industrial Technologies, Inc.	28,600	880,308
Gardner Denver, Inc.	36,900	1,855,701
Roper Industries, Inc.	21,000	1,281,420

		4,017,429

MACHINERY-PUMPS — 1.1%
Graco, Inc.	50,000	1,734,000

MEDICAL PRODUCTS — 1.3%
Teleflex, Inc.	22,900	1,404,228
West Pharmaceutical Services, Inc.	14,700	615,195

		2,019,423

MEDICAL STERILIZATION PRODUCTS — 1.0%
STERIS Corp.	45,500	1,514,240

METAL PROCESSORS & FABRICATION — 2.0%
CIRCOR International, Inc.	20,000	689,200
Mueller Industries, Inc.	64,300	1,906,495
Timken Co.	14,800	520,664

		3,116,359

MISCELLANEOUS MANUFACTURING — 0.4%
Aptargroup, Inc.	15,600	671,424

OIL & GAS DRILLING — 3.6%
Atwood Oceanics, Inc.†	41,500	1,511,015
Rowan Cos., Inc.†	84,000	2,503,200
Unit Corp.†	33,500	1,600,295

		5,614,510

OIL-FIELD SERVICES — 2.8%
Global Industries, Ltd.†	167,900	1,124,930
Helix Energy Solutions Group, Inc.†	88,600	1,291,788
Oil States International, Inc.†	39,200	1,893,752

		4,310,470

PAPER & RELATED PRODUCTS — 0.5%
Glatfelter	53,744	789,499

POWER CONVERTER/SUPPLY EQUIPMENT — 0.2%
Powell Industries, Inc.†	9,000	302,220

RESEARCH & DEVELOPMENT — 1.2%
Pharmaceutical Product Development, Inc.	67,600	1,859,000

RETAIL-APPAREL/SHOE — 3.8%
Brown Shoe Co., Inc.	104,200	1,958,960
Cato Corp., Class A	5,000	118,750
Christopher & Banks Corp.	150,000	1,468,500
Gymboree Corp.†	12,100	594,473
The Men’s Wearhouse, Inc.	76,500	1,807,695

		5,948,378

RETAIL-AUTOMOBILE — 1.2%
Group 1 Automotive, Inc.†	60,000	1,863,000

RETAIL-CONVENIENCE STORE — 1.1%
Casey’s General Stores, Inc.	45,100	1,742,213

RETAIL-DISCOUNT — 1.2%
Fred’s, Inc.	110,000	1,527,900
Tuesday Morning Corp.†	64,000	361,600

		1,889,500

RETAIL-HAIR SALONS — 0.7%
Regis Corp.	55,900	1,068,808

RETAIL-HOME FURNISHINGS — 0.4%
Pier 1 Imports, Inc.†	78,000	645,840

RETAIL-LEISURE PRODUCTS — 0.7%
West Marine, Inc. †	86,700	1,037,799

RETAIL-MAJOR DEPARTMENT STORES — 1.8%
J.C. Penney Co., Inc.	58,000	1,691,860
Saks, Inc. †	114,000	1,111,500

		2,803,360

SEMICONDUCTOR EQUIPMENT — 1.0%
Cohu, Inc.	99,864	1,612,804

STEEL-PRODUCERS — 3.7%
Gerdau Ameristeel Corp.	168,000	1,260,000
Reliance Steel & Aluminum Co.	48,000	2,342,880
Steel Dynamics, Inc.	115,000	1,806,650
United States Steel Corp.	6,500	355,290

		5,764,820

TRANSPORT-MARINE — 2.3%
Overseas Shipholding Group, Inc.	21,000	1,051,260
Teekay Corp.	34,479	863,699
Tidewater, Inc.	30,000	1,608,300

		3,523,259

TRANSPORT-RAIL — 1.0%
Genesee & Wyoming, Inc., Class A†	40,000	1,564,000

TRANSPORT-SERVICES — 1.1%
Bristow Group, Inc.†	45,171	1,748,568

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $127,316,048)		148,372,087

Short-Term Investment Securities — 4.2%

U.S. GOVERNMENT AGENCIES — 4.2%
Federal Home Loan Bank Disc. Notes zero coupon due 05/03/10 (cost $6,559,978)	$6,560,000	$6,559,978

TOTAL INVESTMENTS (cost $133,876,026) (1)	99.9%	154,932,065
Other assets less liabilities	0.1	130,438

NET ASSETS	100.0%	$155,062,503

†	Non-Income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock	$148,372,087	$—	$—	$148,372,087
Short-Term Investment Securities:
U.S. Government Agencies	—	6,559,978	—	6,559,978

Total	$148,372,087	$6,559,978	$—	$154,932,065

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MID-CAP GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 98.3%	Shares/ Principal	Value
	Amount	(Note 1)

ADVERTISING SALES — 0.8%
Lamar Advertising Co., Class A†	35,300	$1,313,866

AEROSPACE/DEFENSE-EQUIPMENT — 1.2%
Goodrich Corp.	26,300	1,950,934

AIRLINES — 1.1%
Delta Air Lines, Inc.†	142,900	1,726,232

APPAREL MANUFACTURERS — 0.9%
Polo Ralph Lauren Corp.	15,400	1,384,460

APPLICATIONS SOFTWARE — 0.8%
Salesforce.com, Inc.†	15,000	1,284,000

AUCTION HOUSE/ART DEALERS — 0.6%
Sotheby’s	27,600	921,840

AUDIO/VIDEO PRODUCTS — 0.6%
Harman International Industries, Inc.†	25,700	1,014,636

BANKS-COMMERCIAL — 1.5%
BB&T Corp.	37,800	1,256,472
BOK Financial Corp.	20,500	1,115,815

		2,372,287

BANKS-FIDUCIARY — 0.9%
Northern Trust Corp.	26,490	1,456,420

BANKS-SUPER REGIONAL — 0.8%
Comerica, Inc.	29,200	1,226,400

BROADCAST SERVICES/PROGRAM — 0.8%
Discovery Communications, Inc., Class A†	34,500	1,335,150

BUILDING PRODUCTS-AIR & HEATING — 1.2%
Lennox International, Inc.	42,000	1,900,920

COATINGS/PAINT — 1.6%
The Sherwin-Williams Co.	32,300	2,521,661

COMMERCIAL SERVICES — 1.1%
Alliance Data Systems Corp.†	24,600	1,846,476

COMMERCIAL SERVICES-FINANCE — 2.7%
Mastercard, Inc., Class A	6,470	1,604,819
Moody’s Corp.	44,400	1,097,568
The Western Union Co.	92,200	1,682,650

		4,385,037

COMPUTER AIDED DESIGN — 1.0%
ANSYS, Inc.†	35,242	1,585,890

COMPUTER SERVICES — 1.9%
Cognizant Technology Solutions Corp., Class A†	59,800	3,060,564

COMPUTERS-INTEGRATED SYSTEMS — 1.3%
MICROS Systems, Inc.†	54,500	2,025,220

COMPUTERS-MEMORY DEVICES — 1.4%
NetApp, Inc.†	65,900	2,284,753

CONTAINERS-METAL/GLASS — 1.0%
Greif, Inc., Class A	27,200	1,609,696

CONTAINERS-PAPER/PLASTIC — 0.8%
Bemis Co., Inc.	40,400	1,228,564

CRUISE LINES — 1.0%
Royal Caribbean Cruises, Ltd.†	42,900	1,537,536

DECISION SUPPORT SOFTWARE — 0.8%
MSCI, Inc., Class A†	36,700	1,271,655

DIALYSIS CENTERS — 1.0%
DaVita, Inc.†	25,380	1,584,473

DISTRIBUTION/WHOLESALE — 1.8%
WW Grainger, Inc.	26,800	2,962,472

DIVERSIFIED MANUFACTURING OPERATIONS — 0.7%
Carlisle Cos., Inc.	32,000	1,207,360

E-COMMERCE/SERVICES — 1.2%
NetFlix, Inc.†	19,700	1,945,769

ELECTRONIC COMPONENTS-MISC. — 2.7%
Gentex Corp.	101,125	2,173,176
Tyco Electronics, Ltd.	67,400	2,164,888

		4,338,064

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.1%
Broadcom Corp., Class A	44,020	1,518,250
MEMC Electronic Materials, Inc.†	71,900	932,543
Microchip Technology, Inc.	33,000	963,930

		3,414,723

ELECTRONIC CONNECTORS — 1.1%
Amphenol Corp., Class A	39,700	1,834,537

ENERGY-ALTERNATE SOURCES — 0.4%
First Solar, Inc.†	4,100	588,555

ENGINEERING/R&D SERVICES — 1.7%
Aecom Technology Corp.†	47,500	1,428,325
McDermott International, Inc.†	44,980	1,232,902

		2,661,227

ENGINES-INTERNAL COMBUSTION — 1.5%
Cummins, Inc.	33,400	2,412,482

ENTERPRISE SOFTWARE/SERVICE — 0.8%
Concur Technologies, Inc.†	31,600	1,324,356

FINANCE-INVESTMENT BANKER/BROKER — 1.0%
TD Ameritrade Holding Corp.†	76,680	1,535,133

FOOD-RETAIL — 0.5%
Whole Foods Market, Inc.†	20,100	784,302

HAZARDOUS WASTE DISPOSAL — 0.8%
Stericycle, Inc.†	23,060	1,358,234

HOTEL/MOTELS — 0.9%
Starwood Hotels & Resorts Worldwide, Inc.	25,500	1,390,005

HUMAN RESOURCES — 2.3%
Hewitt Associates, Inc., Class A†	56,400	2,311,836
Robert Half International, Inc.	49,700	1,360,786

		3,672,622

INDUSTRIAL AUDIO & VIDEO PRODUCTS — 0.8%
Dolby Laboratories, Inc., Class A†	19,780	1,359,282

INSURANCE-PROPERTY/CASUALTY — 0.6%
HCC Insurance Holdings, Inc.	35,200	957,088

INTERNET INFRASTRUCTURE SOFTWARE — 0.8%
F5 Networks, Inc.†	17,800	1,218,054

INTERNET SECURITY — 1.3%
McAfee, Inc.†	60,600	2,105,850

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 3.1%
Invesco, Ltd.	68,000	1,563,320
Och Ziff Capital Management	77,220	1,352,895

T. Rowe Price Group, Inc.	34,430	1,980,069

		4,896,284

MACHINERY-GENERAL INDUSTRIAL — 2.5%
Roper Industries, Inc.	36,610	2,233,942
Wabtec Corp.	36,300	1,727,154

		3,961,096

MEDICAL INFORMATION SYSTEMS — 0.7%
Cerner Corp.†	12,670	1,075,810

MEDICAL INSTRUMENTS — 0.8%
Beckman Coulter, Inc.	21,900	1,366,560

MEDICAL LABS & TESTING SERVICES — 0.9%
Covance, Inc.†	24,180	1,381,645

MEDICAL PRODUCTS — 1.0%
Zimmer Holdings, Inc.†	26,300	1,601,933

MEDICAL-BIOMEDICAL/GENE — 1.7%
Alexion Pharmaceuticals, Inc.†	19,500	1,070,160
Illumina, Inc.†	22,920	959,660
Myriad Genetics, Inc.†	30,400	729,904

		2,759,724

MEDICAL-DRUGS — 1.4%
Biovail Corp.	132,600	2,254,200

MEDICAL-HMO — 1.6%
Coventry Health Care, Inc.†	60,100	1,426,774
Humana, Inc.†	26,720	1,221,638

		2,648,412

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.7%
Lincare Holdings, Inc.†	25,100	1,171,919

METAL PROCESSORS & FABRICATION — 1.5%
Precision Castparts Corp.	18,370	2,357,606

MOTORCYCLE/MOTOR SCOOTER — 1.1%
Harley-Davidson, Inc.	54,100	1,830,203

NETWORKING PRODUCTS — 0.9%
Juniper Networks, Inc.†	52,800	1,500,048

NON-HAZARDOUS WASTE DISPOSAL — 0.9%
Waste Connections, Inc.†	42,440	1,518,928

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.9%
Cabot Oil & Gas Corp.	35,200	1,271,776
Concho Resources, Inc.†	6,200	352,284
Forest Oil Corp.†	79,630	2,333,159
Noble Energy, Inc.	8,700	664,680

		4,621,899

OIL FIELD MACHINERY & EQUIPMENT — 0.5%
Cameron International Corp.†	18,850	743,821

OIL-FIELD SERVICES — 1.0%
CARBO Ceramics, Inc.	9,500	695,875
Oceaneering International, Inc.†	13,160	861,980

		1,557,855

PHARMACY SERVICES — 1.0%
Express Scripts, Inc.†	15,700	1,572,041

PRIVATE CORRECTIONS — 0.8%
Corrections Corp. of America†	59,230	1,227,246

RETAIL-APPAREL/SHOE — 2.9%
Chico’s FAS, Inc.	85,700	1,276,073
J Crew Group, Inc.	25,400	1,180,338
Phillips-Van Heusen Corp.	33,801	2,129,801

		4,586,212

RETAIL-BEDDING — 1.3%
Bed Bath & Beyond, Inc.†	46,200	2,123,352

RETAIL-DISCOUNT — 0.5%
HSN, Inc.†	25,900	780,367

RETAIL-MAIL ORDER — 1.6%
Williams-Sonoma, Inc.	90,600	2,609,280

RETAIL-MAJOR DEPARTMENT STORES — 1.1%
Nordstrom, Inc.	43,900	1,814,387

RETAIL-OFFICE SUPPLIES — 1.0%
OfficeMax, Inc.†	83,400	1,584,600

RETAIL-RESTAURANTS — 0.6%
Chipotle Mexican Grill, Inc., Class A†	6,600	890,406

RETAIL-SPORTING GOODS — 1.4%
Dick’s Sporting Goods, Inc.†	75,700	2,203,627

RETIREMENT/AGED CARE — 0.8%
Brookdale Senior Living, Inc.†	58,200	1,251,300

SCHOOLS — 1.2%
Education Management Corp.†	88,888	1,940,425

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.3%
Marvell Technology Group, Ltd.†	102,300	2,112,495

SEMICONDUCTOR EQUIPMENT — 1.0%
Varian Semiconductor Equipment Associates, Inc.†	47,800	1,574,532

TELECOM SERVICES — 3.1%
Amdocs, Ltd.†	112,000	3,577,280
tw telecom, Inc.†	79,260	1,410,828

		4,988,108

TELECOMMUNICATION EQUIPMENT — 0.8%
CommScope, Inc.†	38,700	1,260,846

THERAPEUTICS — 1.0%
BioMarin Pharmaceutical, Inc.†	68,700	1,605,519

TRANSPORT-RAIL — 0.7%
Canadian National Railway Co.	20,000	1,195,800

TRANSPORT-SERVICES — 1.0%
Expeditors International of Washington, Inc.	40,200	1,637,748

TRANSPORT-TRUCK — 1.2%
Landstar System, Inc.	42,600	1,883,772

WEB HOSTING/DESIGN — 1.0%
Equinix, Inc.†	16,000	1,610,400

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $127,378,819)		157,599,191

REPURCHASE AGREEMENT — 0.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $1,346,001 and collateralized by $1,375,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having approximate value of $1,373,625 (cost $1,346,000)	$1,346,000	1,346,000

TOTAL INVESTMENTS (cost $128,724,819)(1)	99.1%	158,945,191
Other assets less liabilities	0.9	1,421,673

NET ASSETS	100.0%	$160,366,864

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock	$157,599,191	$—	$—	$157,599,191
Repurchase Agreement	—	1,346,000	—	1,346,000

Total	$157,599,191	$1,346,000	$—	$158,945,191

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010
(Unaudited)

	Shares/
Common Stock — 98.8%	Principal	Value
	Amount	(Note 1)

ADVERTISING AGENCIES — 0.7%
Interpublic Group of Cos., Inc.†	59,600	$531,036

AUDIO/VIDEO PRODUCTS — 1.5%
TiVo, Inc.†	62,400	1,093,248

AUTO-HEAVY DUTY TRUCKS — 0.6%
Oshkosh Corp.†	11,800	455,716

CASINO SERVICES — 2.4%
Scientific Games Corp., Class A†	120,765	1,776,453

CELLULAR TELECOM — 4.0%
MetroPCS Communications, Inc.†	80,700	615,741
NII Holdings, Inc.†	54,400	2,307,648

		2,923,389

CHEMICALS-DIVERSIFIED — 0.8%
Celanese Corp., Class A	18,100	579,019

CHEMICALS-SPECIALTY — 1.1%
Ecolab, Inc.	17,300	844,932

COMMERCIAL SERVICES — 4.8%
Alliance Data Systems Corp.†	24,400	1,831,464
Live Nation Entertainment, Inc.†	74,191	1,164,057
TeleTech Holdings, Inc.†	34,111	564,537

		3,560,058

COMMERCIAL SERVICES-FINANCE — 0.9%
Wright Express Corp.†	19,124	649,642

COMPUTER SERVICES — 2.2%
Cognizant Technology Solutions Corp., Class A†	12,600	644,868
IHS, Inc., Class A†	19,000	962,730

		1,607,598

COMPUTERS-INTEGRATED SYSTEMS — 0.5%
MICROS Systems, Inc.†	10,100	375,316

CONSULTING SERVICES — 3.0%
FTI Consulting, Inc.†	12,767	525,107
Gartner, Inc.†	69,148	1,665,084

		2,190,191

CONTAINERS-METAL/GLASS — 0.7%
Owens-Illinois, Inc.†	15,500	549,320

DENTAL SUPPLIES & EQUIPMENT — 0.9%
DENTSPLY International, Inc.	17,500	641,200

DIAGNOSTIC EQUIPMENT — 1.0%
Gen-Probe, Inc.†	14,800	701,372

DIAGNOSTIC KITS — 0.7%
Inverness Medical Innovations, Inc.†	12,500	497,250

DISTRIBUTION/WHOLESALE — 1.7%
LKQ Corp.†	27,300	574,938
WESCO International, Inc.†	17,200	698,664

		1,273,602

DIVERSIFIED MANUFACTURING OPERATIONS — 3.9%
Acuity Brands, Inc.	14,200	641,982
ITT Corp.	27,500	1,528,175
Leggett & Platt, Inc.	27,700	679,481

		2,849,638

E-COMMERCE/SERVICES — 2.4%
Expedia, Inc.	34,700	819,267
NetFlix, Inc.†	5,800	572,866
priceline.com, Inc.†	1,400	366,870

		1,759,003

E-SERVICES/CONSULTING — 2.6%
GSI Commerce, Inc.†	70,315	1,916,084

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 4.2%
Altera Corp.	18,700	474,232
Microsemi Corp.†	72,200	1,195,632
PMC — Sierra, Inc.†	156,200	1,382,370

		3,052,234

ELECTRONIC CONNECTORS — 0.9%
Thomas & Betts Corp.†	15,200	637,488

ENGINEERING/R&D SERVICES — 1.0%
URS Corp.†	14,500	744,575

ENTERTAINMENT SOFTWARE — 1.2%
Activision Blizzard, Inc.	77,500	858,700

FINANCE-INVESTMENT BANKER/BROKER — 2.0%
Lazard, Ltd., Class A	17,200	664,952
Raymond James Financial, Inc.	25,900	793,576

		1,458,528

HOTELS/MOTELS — 1.9%
Hyatt Hotels Corp., Class A†	20,550	846,043
Marriott International, Inc., Class A	15,300	562,428

		1,408,471

HUMAN RESOURCES — 0.9%
Manpower, Inc.	12,100	678,810

INDUSTRIAL AUDIO & VIDEO PRODUCTS — 0.7%
Dolby Laboratories, Inc., Class A†	7,100	487,912

INSTRUMENTS-SCIENTIFIC — 0.8%
PerkinElmer, Inc.	23,800	596,190

INSURANCE-PROPERTY/CASUALTY — 0.9%
The Hanover Insurance Group, Inc.	14,800	666,740

INTERNET SECURITY — 0.5%
McAfee, Inc.†	10,700	371,825

LEISURE PRODUCTS — 1.7%
WMS Industries, Inc.†	25,700	1,285,514

MACHINERY-CONSTRUCTION & MINING — 0.9%
Bucyrus International, Inc.	10,800	680,508

MACHINERY-GENERAL INDUSTRIAL — 1.8%
Gardner Denver, Inc.	25,616	1,288,229

MEDICAL LABS & TESTING SERVICES — 0.5%
Covance, Inc.†	6,700	382,838

MEDICAL STERILIZATION PRODUCTS — 0.2%
STERIS Corp.	4,884	162,539

MEDICAL-BIOMEDICAL/GENE — 1.9%
Acorda Therapeutics, Inc.†	18,800	728,500
Vertex Pharmaceuticals, Inc.†	16,900	655,213

		1,383,713

MEDICAL-DRUGS — 7.0%
Auxilium Pharmaceuticals, Inc.†	18,700	665,720
Biovail Corp.	39,200	666,400
Forest Laboratories, Inc.†	34,700	945,922
Shire PLC ADR	32,900	2,166,136

ViroPharma, Inc.†	55,500	705,960

		5,150,138

MEDICAL-GENERIC DRUGS — 2.1%
Mylan, Inc.†	39,300	865,779
Perrigo Co.	10,700	653,021

		1,518,800

MEDICAL-HMO — 1.0%
Humana, Inc.†	16,600	758,952

METAL PROCESSORS & FABRICATION — 1.1%
Timken Co.	23,700	833,766

MOTION PICTURES & SERVICES — 0.8%
DreamWorks Animation SKG, Inc., Class A†	14,900	591,381

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.1%
Concho Resources, Inc.†	10,700	607,974
Petrohawk Energy Corp.†	57,300	1,237,107
Range Resources Corp.	20,040	957,110
Whiting Petroleum Corp.†	10,163	918,024

		3,720,215

PRINTING-COMMERCIAL — 1.6%
VistaPrint NV†	22,481	1,159,570

RACETRACKS — 0.5%
Penn National Gaming, Inc.†	11,500	356,040

REAL ESTATE MANAGEMENT/SERVICES — 0.7%
CB Richard Ellis Group, Inc., Class A†	29,700	514,404

RECREATIONAL VEHICLES — 1.3%
Polaris Industries, Inc.	16,516	977,252

RENTAL AUTO/EQUIPMENT — 0.8%
Hertz Global Holdings, Inc.†	39,100	565,386

RETAIL-APPAREL/SHOE — 2.7%
Aeropostale, Inc.†	20,400	592,416
Phillips-Van Heusen Corp.	22,200	1,398,822

		1,991,238

RETAIL-BEDDING — 0.8%
Bed Bath & Beyond, Inc.†	12,200	560,712

RETAIL-COMPUTER EQUIPMENT — 0.7%
GameStop Corp., Class A†	22,500	546,975

RETAIL-SPORTING GOODS — 0.8%
Dick’s Sporting Goods, Inc.†	19,300	561,823

SCHOOLS — 2.8%
Apollo Group, Inc., Class A†	13,500	775,035
Career Education Corp.†	18,300	535,641
Strayer Education, Inc.	3,100	753,672

		2,064,348

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.9%
Marvell Technology Group, Ltd.†	30,800	636,020

SEMICONDUCTOR EQUIPMENT — 0.5%
Teradyne, Inc.†	28,800	352,224

STEEL-SPECIALTY — 0.6%
Allegheny Technologies, Inc.	8,500	454,495

THEATERS — 2.2%
National CineMedia, Inc.	51,732	984,977
Regal Entertainment Group, Class A	37,200	635,376

		1,620,353

THERAPEUTICS — 2.2%
Onyx Pharmaceuticals, Inc.†	33,500	967,145
Warner Chilcott PLC, Class A†	24,000	680,640

		1,647,785

TRANSACTIONAL SOFTWARE — 0.8%
Solera Holdings, Inc.	14,580	566,725

TRANSPORT-SERVICES — 0.6%
UTi Worldwide, Inc.	28,800	456,480

WEB HOSTING/DESIGN — 0.5%
Equinix, Inc.†	3,400	342,210

WIRELESS EQUIPMENT — 2.3%
SBA Communications Corp., Class A†	47,000	1,662,390

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $57,057,597)		72,528,563

Short-Term Investment Securities — 3.6%

TIME DEPOSIT — 3.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10 (cost $2,671,000)	$2,671,000	2,671,000

TOTAL INVESTMENTS (cost $59,728,597)(1)	102.4%	75,199,563
Liabilities in excess of other assets	(2.4)	(1,788,138)

NET ASSETS	100.0%	$73,411,425

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$5,150,138	$—	$—	$5,150,138
Oil Companies-Exploration & Production	3,720,215	—	—	3,720,215
Other Industries*	63,658,210	—	—	63,658,210
Short-Term Investment Securities:
Time Deposit	—	2,671,000	—	2,671,000

Total	$72,528,563	$2,671,000	$—	$75,199,563

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GROWTH OPPORTUNITIES PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 90.5%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 1.8%
Esterline Technologies Corp.†	18,500	$1,031,930
TransDigm Group, Inc.	20,600	1,138,562

		2,170,492

AGRICULTURAL OPERATIONS — 0.7%
The Andersons, Inc.	22,700	820,378

APPAREL MANUFACTURERS — 2.3%
Carter’s, Inc.†	35,700	1,150,254
G-III Apparel Group, Ltd.†	22,800	652,080
Maidenform Brands, Inc.†	42,963	980,416

		2,782,750

APPLICATIONS SOFTWARE — 0.8%
Nuance Communications, Inc.†	55,200	1,008,504

AUDIO/VIDEO PRODUCTS — 0.6%
TiVo, Inc.†	38,300	671,016

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.8%
TRW Automotive Holdings Corp.†	30,500	982,405

BANKS-COMMERCIAL — 0.8%
SVB Financial Group†	19,400	955,062

BATTERIES/BATTERY SYSTEMS — 0.8%
EnerSys†	37,000	957,560

BEVERAGES-NON-ALCOHOLIC — 0.5%
Hansen Natural Corp.†	14,100	621,528

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.9%
Owens Corning, Inc.†	31,500	1,095,570

BUILDING & CONSTRUCTION-MISC. — 0.6%
Dycom Industries, Inc.†	62,900	667,998

BUILDING-HEAVY CONSTRUCTION — 0.6%
Orion Marine Group, Inc.†	36,600	693,936

BUILDING-RESIDENTIAL/COMMERCIAL — 0.7%
Meritage Homes Corp.†	33,536	797,486

CELLULAR TELECOM — 0.9%
Syniverse Holdings, Inc.†	56,400	1,132,512

CHEMICALS-DIVERSIFIED — 1.1%
Rockwood Holdings, Inc.†	20,200	604,788
Solutia, Inc.†	42,900	755,040

		1,359,828

CHEMICALS-SPECIALTY — 0.5%
Cytec Industries, Inc.	11,700	562,302

CIRCUIT BOARDS — 0.6%
Multi-Fineline Electronix, Inc.†	28,400	736,128

COMMERCIAL SERVICES — 0.6%
HMS Holdings Corp.†	13,900	743,650

COMMERCIAL SERVICES-FINANCE — 1.3%
Global Cash Access Holdings, Inc.†	88,800	770,784
Lender Processing Services, Inc.	20,200	762,550

		1,533,334

COMPUTER SOFTWARE — 0.4%
SS&C Technologies Holdings, Inc.†	26,600	446,348

COMPUTERS-INTEGRATED SYSTEMS — 1.4%
MICROS Systems, Inc.†	27,800	1,033,048
Netscout Systems, Inc.†	45,402	659,237

		1,692,285

COMPUTERS-MEMORY DEVICES — 0.8%
Netezza Corp†	71,700	981,573

CONSULTING SERVICES — 0.8%
Towers Watson & Co., Class A	19,300	926,400

CONSUMER PRODUCTS-MISC. — 0.6%
The Scotts Miracle-Gro Co., Class A	16,200	784,890

CONTAINERS-METAL/GLASS — 0.8%
Greif, Inc., Class A	16,200	958,716

CONTAINERS-PAPER/PLASTIC — 1.2%
Packaging Corp. of America	24,200	598,466
Rock-Tenn Co., Class A	16,500	851,400

		1,449,866

DATA PROCESSING/MANAGEMENT — 1.3%
Acxiom Corp.†	40,200	767,016
CommVault Systems, Inc.†	36,200	758,390

		1,525,406

DENTAL SUPPLIES & EQUIPMENT — 0.9%
Sirona Dental Systems, Inc.†	26,900	1,121,461

DISTRIBUTION/WHOLESALE — 1.5%
Fossil, Inc.†	23,300	906,370
LKQ Corp.†	45,900	966,654

		1,873,024

DIVERSIFIED MANUFACTURING OPERATIONS — 0.6%
Acuity Brands, Inc.	17,100	773,091

E-COMMERCE/PRODUCTS — 0.7%
Shutterfly, Inc.†	33,500	788,255

E-SERVICES/CONSULTING — 2.4%
GSI Commerce, Inc.†	40,300	1,098,175
Sapient Corp.	98,000	1,002,540
Websense, Inc.†	34,600	787,842

		2,888,557

EDUCATIONAL SOFTWARE — 0.8%
Blackboard, Inc.†	22,800	970,140

ELECTRIC-TRANSMISSION — 0.9%
ITC Holdings Corp.	18,500	1,032,855

ELECTRONIC COMPONENTS-MISC. — 1.6%
Plexus Corp.†	27,000	1,000,350
Vishay Intertechnology, Inc.†	91,000	947,310

		1,947,660

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.0%
Fairchild Semiconductor International, Inc.†	86,900	975,018
Microsemi Corp.†	60,000	993,600
QLogic Corp.†	46,400	898,768
Rovi Corp.†	20,300	791,294

		3,658,680

ENGINEERING/R&D SERVICES — 0.8%
Stanley, Inc.†	31,500	996,345

ENTERPRISE SOFTWARE/SERVICE — 2.5%
Informatica Corp.†	30,500	762,805
MedAssets, Inc.†	39,600	904,068
Open Text Corp.†	20,300	855,645
Sybase, Inc.†	12,800	555,264

		3,077,782

FINANCE-INVESTMENT BANKER/BROKER — 0.8%
Evercore Partners, Inc., Class A	2,100	75,264
Stifel Financial Corp.†	16,000	917,280

		992,544

FOOD-MISC. — 1.0%
Chiquita Brands International, Inc.†	38,400	577,536
Diamond Foods, Inc.	14,200	606,482

		1,184,018

FOOTWEAR & RELATED APPAREL — 0.9%
Steven Madden, Ltd.†	18,800	1,089,648

HAZARDOUS WASTE DISPOSAL — 0.5%
Clean Harbors, Inc.†	8,800	558,184

HUMAN RESOURCES — 1.5%
Emergency Medical Services Corp., Class A†	19,500	1,031,160
SFN Group, Inc.†	87,800	750,690

		1,781,850

IDENTIFICATION SYSTEMS — 0.8%
Cogent, Inc.†	87,760	908,316

INSURANCE-PROPERTY/CASUALTY — 0.9%
ProAssurance Corp.†	17,600	1,072,720

INSURANCE-REINSURANCE — 1.3%
Aspen Insurance Holdings, Ltd.	31,300	844,474
Endurance Specialty Holdings, Ltd.	20,200	744,370

		1,588,844

INTERNET APPLICATION SOFTWARE — 0.7%
Cybersource Corp.†	32,600	837,168

INTERNET INFRASTRUCTURE SOFTWARE — 1.6%
F5 Networks, Inc.†	11,300	773,259
TIBCO Software, Inc.†	102,100	1,163,940

		1,937,199

INTIMATE APPAREL — 0.7%
The Warnaco Group, Inc.†	18,800	899,392

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.9%
Affiliated Managers Group, Inc.†	12,600	1,060,668

LASERS-SYSTEM/COMPONENTS — 1.0%
Coherent, Inc.†	3,902	146,832
Cymer, Inc.†	29,400	1,004,010

		1,150,842

LEISURE PRODUCTS — 0.9%
WMS Industries, Inc.†	21,500	1,075,430

MACHINERY-GENERAL INDUSTRIAL — 0.7%
Chart Industries, Inc.†	39,400	905,806

MARINE SERVICES — 0.6%
Aegean Marine Petroleum Network, Inc.	29,700	779,328

MEDICAL INSTRUMENTS — 3.6%
Bruker Corp.†	52,000	795,080
ev3, Inc.†	47,300	904,849
NuVasive, Inc.†	25,400	1,056,640
Thoratec Corp.†	17,400	775,866
Volcano Corp.†	35,800	859,916

		4,392,351

MEDICAL LABS & TESTING SERVICES — 0.5%
Genoptix, Inc.†	17,000	657,730

MEDICAL PRODUCTS — 1.6%
Haemonetics Corp.†	12,900	746,394
PSS World Medical, Inc.†	25,900	606,837
The Cooper Cos., Inc.	14,800	575,572

		1,928,803

MEDICAL-BIOMEDICAL/GENE — 1.4%
Acorda Therapeutics, Inc.†	25,000	968,750
Incyte Corp., Ltd.†	52,800	708,576

		1,677,326

MEDICAL-DRUGS — 0.9%
MAP Pharmaceuticals, Inc.†	25,300	454,388
Salix Pharmaceuticals, Ltd.†	14,800	594,960

		1,049,348

MEDICAL-GENERIC DRUGS — 0.7%
Impax Laboratories, Inc.†	45,500	823,550

MEDICAL-HMO — 0.6%
AMERIGROUP Corp.†	21,400	775,536

MEDICAL-HOSPITALS — 0.9%
Health Management Associates, Inc., Class A†	112,200	1,045,704

MEDICAL-OUTPATIENT/HOME MEDICAL — 1.2%
Amedisys, Inc.†	14,000	806,120
Gentiva Health Services, Inc.†	20,600	590,808

		1,396,928

NETWORKING PRODUCTS — 0.8%
Atheros Communications, Inc.†	25,400	986,536

NON-HAZARDOUS WASTE DISPOSAL — 1.8%
IESI-BFC, Ltd.	55,200	1,080,816
Waste Connections, Inc.†	29,100	1,041,489

		2,122,305

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.9%
Whiting Petroleum Corp.†	11,977	1,081,882

OIL FIELD MACHINERY & EQUIPMENT — 0.8%
Complete Production Services, Inc.†	64,000	965,760

OIL-FIELD SERVICES — 2.0%
Core Laboratories NV	6,700	1,004,263
Oil States International, Inc.†	19,900	961,369
Willbros Group, Inc.†	36,600	459,330

		2,424,962

PAPER & RELATED PRODUCTS — 0.6%
Domtar Corp.†	10,700	757,988

PHARMACY SERVICES — 0.7%
SXC Health Solutions Corp.†	11,600	808,520

PRINTING-COMMERCIAL — 0.4%
VistaPrint NV†	10,400	536,432

RESEARCH & DEVELOPMENT — 0.8%
Parexel International Corp.†	43,000	1,013,940

RETAIL-APPAREL/SHOE — 1.4%
Foot Locker, Inc.	49,200	755,220
The Children’s Place Retail Stores, Inc.†	21,200	971,384

		1,726,604

RETAIL-AUTOMOBILE — 0.6%
Asbury Automotive Group, Inc.†	46,800	727,740

RETAIL-CONSUMER ELECTRONICS — 0.8%
RadioShack Corp.	45,300	976,215

RETAIL-DISCOUNT — 1.7%
Big Lots, Inc.†	27,800	1,061,960
Dollar Tree, Inc.†	16,000	971,520

		2,033,480

RETAIL-GARDENING PRODUCTS — 0.8%
Tractor Supply Co.	15,300	1,027,701

RETAIL-PET FOOD & SUPPLIES — 0.6%
PetMed Express, Inc.	33,300	737,262

RETAIL-PETROLEUM PRODUCTS — 0.9%
World Fuel Services Corp.	40,000	1,137,200

RETAIL-RESTAURANTS — 0.3%
BJ’s Restaurants, Inc.†	16,600	400,558

RETIREMENT/AGED CARE — 0.7%
Brookdale Senior Living, Inc.†	41,600	894,400

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.8%
Cypress Semiconductor Corp.†	72,700	937,103

SEMICONDUCTOR EQUIPMENT — 0.6%
Veeco Instruments, Inc.†	15,600	686,244

TELECOM EQUIPMENT-FIBER OPTICS — 0.7%
Ciena Corp.†	43,900	811,711

TELECOMMUNICATION EQUIPMENT — 1.5%
Arris Group, Inc.†	63,100	775,499
Tellabs, Inc.	113,600	1,031,488

		1,806,987

THEATERS — 0.6%
National CineMedia, Inc.	40,800	776,832

TRANSACTIONAL SOFTWARE — 1.5%
Bottomline Technologies, Inc.†	51,400	894,360
Solera Holdings, Inc.	25,200	979,524

		1,873,884

TRANSPORT-MARINE — 0.6%
Kirby Corp.†	18,100	761,648

TRANSPORT-TRUCK — 0.7%
Landstar System, Inc.	17,800	787,116

WEB PORTALS/ISP — 0.3%
InfoSpace, Inc.†	36,200	379,014

WIRE & CABLE PRODUCTS — 0.5%
Fushi Copperweld, Inc.†	59,200	654,752

TOTAL COMMON STOCK (cost $92,466,182)		109,589,782

Exchange Traded Funds — 2.0%

iShares Russell 2000 Growth Index Fund (cost $2,322,892)	31,000	2,367,470

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $94,789,074)		111,957,252

Repurchase Agreement — 9.3%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $11,234,009 and collateralized by $11,475,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having approximate value of $11,463,525 (cost $11,234,000)	$11,234,000	11,234,000

TOTAL INVESTMENTS (cost $106,023,074)(1)	101.8%	123,191,252
Liabilities in excess of other assets	(1.8)	(2,137,012)

NET ASSETS	100.0%	$121,054,240

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock	$109,589,782	$—	$—	$109,589,782
Exchange Traded Funds	2,367,470	—	—	2,367,470
Repurchase Agreement	—	11,234,000	—	11,234,000

Total	$111,957,252	$11,234,000	$—	$123,191,252

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MARSICO FOCUSED GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2010

	Shares/
Common Stock — 98.0%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 3.3%
General Dynamics Corp.	39,276	$2,999,115

AEROSPACE/DEFENSE-EQUIPMENT — 2.9%
Goodrich Corp.	35,255	2,615,216

AGRICULTURAL CHEMICALS — 1.3%
Potash Corp. of Saskatchewan, Inc.	10,615	1,172,957

BANKS-COMMERCIAL — 1.1%
ICICI Bank, Ltd. ADR	22,205	944,157

BANKS-SUPER REGIONAL — 8.5%
US Bancorp	109,509	2,931,556
Wells Fargo & Co.	141,995	4,701,454

		7,633,010

CASINO HOTELS — 1.7%
Wynn Resorts, Ltd.	17,395	1,534,935

CHEMICALS-DIVERSIFIED — 7.6%
The Dow Chemical Co.	222,099	6,847,312

COMMERCIAL SERVICES-FINANCE — 5.5%
Mastercard, Inc., Class A	10,202	2,530,504
Visa, Inc., Class A	26,838	2,421,593

		4,952,097

COMPUTERS — 8.0%
Apple, Inc.†	27,443	7,165,916

DIVERSIFIED BANKING INSTITUTIONS — 4.7%
JPMorgan Chase & Co.	69,100	2,942,278
The Goldman Sachs Group, Inc.	8,538	1,239,718

		4,181,996

DIVERSIFIED MANUFACTURING OPERATIONS — 2.8%
Eaton Corp.	32,580	2,513,873

DIVERSIFIED MINERALS — 3.7%
BHP Billiton PLC ADR	54,302	3,312,422

E-COMMERCE/PRODUCTS — 2.6%
Amazon.com, Inc.†	17,141	2,349,345

E-COMMERCE/SERVICES — 2.7%
priceline.com, Inc.†	9,062	2,374,697

FINANCE-CREDIT CARD — 3.4%
American Express Co.	65,596	3,025,288

INTERNET CONTENT-INFORMATION/NEWS — 3.1%
Baidu, Inc. ADR†	4,072	2,806,830

MEDICAL INSTRUMENTS — 3.5%
Intuitive Surgical, Inc.†	8,594	3,098,653

MEDICAL PRODUCTS — 2.3%
Johnson & Johnson	31,916	2,052,199

MEDICAL-DRUGS — 2.4%
Merck & Co., Inc.	60,883	2,133,340

MULTIMEDIA — 3.1%
The Walt Disney Co.	75,585	2,784,551

NETWORKING PRODUCTS — 2.9%
Cisco Systems, Inc.†	97,955	2,636,949

OIL & GAS DRILLING — 0.7%
Transocean, Ltd.†	8,454	612,492

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.5%
Southwestern Energy Co.†	33,050	1,311,424

RETAIL-MAJOR DEPARTMENT STORES — 1.3%
Nordstrom, Inc.	28,909	1,194,809

RETAIL-RESTAURANTS — 3.4%
McDonald’s Corp.	43,593	3,077,230

TRANSPORT-RAIL — 6.8%
Norfolk Southern Corp.	34,095	2,022,856
Union Pacific Corp.	53,432	4,042,665

		6,065,521

TRANSPORT-SERVICES — 2.8%
FedEx Corp.	27,386	2,465,014

VITAMINS & NUTRITION PRODUCTS — 1.5%
Mead Johnson Nutrition Co., Class A	26,242	1,354,350

WEB PORTALS/ISP — 2.9%
Google, Inc., Class A†	4,996	2,625,098

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $69,971,358)		87,840,796

Repurchase Agreement — 2.1%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $1,860,002 and collateralized by $1,900,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having approximate value of $1,898,100 (cost $1,860,000)	$1,860,000	1,860,000

TOTAL INVESTMENTS (cost $71,831,358)(1)	100.1%	89,700,796
Liabilities in excess of other assets	(0.1)	(101,034)

NET ASSETS	100.0%	$89,599,762

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Banks-Super Regional	$7,633,010	$—	$—	$7,633,010
Chemicals-Diversified	6,847,312	—	—	6,847,312
Commercial Services-Finance	4,952,097	—	—	4,952,097
Computers	7,165,916	—	—	7,165,916
Transport-Rail	6,065,521	—	—	6,065,521
Other Industries*	55,176,940	—	—	55,176,940
Repurchase Agreement	—	1,860,000	—	1,860,000

Total	$87,840,796	$1,860,000	$—	$89,700,796

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TECHNOLOGY PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 100.2%	Shares/ Principal Amount	Value (Note 1)

ADVANCED MATERIALS — 0.6%
STR Holdings, Inc.†	10,670	$246,050

APPLICATIONS SOFTWARE — 8.4%
Check Point Software Technologies†	18,370	654,339
Citrix Systems, Inc.†	9,210	432,870
Microsoft Corp.	21,710	663,024
Nuance Communications, Inc.†	26,560	485,251
Red Hat, Inc.†	29,480	880,568
Salesforce.com, Inc.†	6,990	598,344

		3,714,396

AUDIO/VIDEO PRODUCTS — 1.7%
TiVo, Inc.†	42,590	746,177

CABLE/SATELLITE TV — 0.5%
DIRECTV, Class A†	6,150	222,815

CELLULAR TELECOM — 0.6%
NII Holdings, Inc.†	5,840	247,733

COMMERCIAL SERVICES-FINANCE — 1.9%
Mastercard, Inc., Class A	3,384	839,367

COMMUNICATIONS SOFTWARE — 0.7%
Mitel Networks Corp.†	23,990	287,400

COMPUTER AIDED DESIGN — 2.6%
ANSYS, Inc.†	12,550	564,750
Autodesk, Inc.†	16,960	576,810

		1,141,560

COMPUTER SERVICES — 4.3%
Accenture PLC, Class A	15,480	675,547
Cognizant Technology Solutions Corp., Class A†	14,920	763,606
Infosys Technologies, Ltd. ADR	7,510	449,699

		1,888,852

COMPUTER SOFTWARE — 0.3%
Global Defense Technology & Systems, Inc.†	10,168	143,674

COMPUTERS — 8.5%
Apple, Inc.†	11,854	3,095,316
Dell, Inc.†	26,810	433,786
Research In Motion, Ltd.†	3,420	243,470

		3,772,572

COMPUTERS-MEMORY DEVICES — 6.2%
EMC Corp.†	34,920	663,829
NetApp, Inc.†	11,060	383,450
SanDisk Corp.†	24,610	981,693
Seagate Technology†	23,010	422,694
Western Digital Corp.†	6,780	278,590

		2,730,256

E-COMMERCE/PRODUCTS — 1.8%
Amazon.com, Inc.†	5,790	793,577

E-COMMERCE/SERVICES — 5.0%
Ctrip.com International, Ltd. ADR†	6,010	219,485
NetFlix, Inc.†	4,580	452,367
priceline.com, Inc.†	5,820	1,525,131

		2,196,983

E-SERVICES/CONSULTING — 0.7%
GSI Commerce, Inc.†	11,710	319,098

ELECTRONIC COMPONENTS-MISC. — 3.1%
AU Optronics Corp. ADR	35,360	409,822
Flextronics International, Ltd.†	55,120	427,180
LG Display Co., Ltd. ADR	24,400	514,840

		1,351,842

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 11.3%
Broadcom Corp., Class A	9,020	311,100
Cavium Networks, Inc.†	20,320	561,035
Cree, Inc.†	7,330	536,629
Intel Corp.	38,510	879,183
MEMC Electronic Materials, Inc.†	14,520	188,324
Micron Technology, Inc.†	106,770	998,300
Netlogic Microsystems, Inc.†	9,715	302,817
Rovi Corp.†	13,050	508,689
Silicon Laboratories, Inc.†	7,260	351,021
Xilinx, Inc.	13,230	341,069

		4,978,167

ELECTRONIC CONNECTORS — 0.5%
Amphenol Corp., Class A	4,620	213,490

ELECTRONIC FORMS — 2.4%
Adobe Systems, Inc.†	31,360	1,053,382

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.1%
Agilent Technologies, Inc.†	13,430	486,972

ENERGY-ALTERNATE SOURCES — 4.1%
First Solar, Inc.†	4,990	716,315
Trina Solar, Ltd. ADR†	42,220	1,092,231

		1,808,546

ENTERPRISE SOFTWARE/SERVICE — 2.5%
Concur Technologies, Inc.†	10,060	421,615
Omnicell, Inc.†	11,300	150,855
Sybase, Inc.†	11,820	512,751

		1,085,221

HUMAN RESOURCES — 0.7%
SuccessFactors, Inc.†	14,728	308,257

INTERNET CONTENT-INFORMATION/NEWS — 1.5%
Baidu, Inc. ADR†	990	682,407

INTERNET INFRASTRUCTURE SOFTWARE — 4.4%
Akamai Technologies, Inc.†	16,040	622,833
F5 Networks, Inc.†	16,080	1,100,355
TIBCO Software, Inc.†	20,480	233,472

		1,956,660

MACHINERY-ELECTRICAL — 1.2%
Disco Corp.(1)	7,670	537,220

MEDICAL INFORMATION SYSTEMS — 0.5%
Cerner Corp.†	2,500	212,275

MOTION PICTURES & SERVICES — 1.0%
DreamWorks Animation SKG, Inc., Class A†	11,440	454,054

NETWORKING PRODUCTS — 3.1%
Atheros Communications, Inc.†	5,870	227,991
Cisco Systems, Inc.†	25,050	674,346
Polycom, Inc.†	14,250	463,837

		1,366,174

PRINTING-COMMERCIAL — 0.4%
VistaPrint NV†	3,660	188,783

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 5.2%
Analog Devices, Inc.	33,473	1,001,847
Marvell Technology Group, Ltd.†	45,514	939,864
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	20,050	212,329
United Microelectronics Corp. ADR†	44,420	157,247

		2,311,287

SEMICONDUCTOR EQUIPMENT — 4.8%
Aixtron AG ADR	12,720	399,662
ASML Holding NV	19,350	631,971
Entegris, Inc.†	33,990	210,398
Lam Research Corp.†	6,270	254,249
Veeco Instruments, Inc.†	13,880	610,581

		2,106,861

SOFTWARE TOOLS — 0.6%
VMware, Inc. Class A†	4,230	260,737

TELECOM EQUIPMENT-FIBER OPTICS — 3.8%
Ciena Corp.†	33,720	623,483
Corning, Inc.	27,770	534,572
Finisar Corp.†	35,534	531,589

		1,689,644

TELECOMMUNICATION EQUIPMENT — 1.0%
CommScope, Inc.†	13,860	451,559

WEB HOSTING/DESIGN — 0.5%
Equinix, Inc.†	2,162	217,605

WIRELESS EQUIPMENT — 2.7%
QUALCOMM, Inc.	9,750	377,715
SBA Communications Corp., Class A†	16,560	585,727
Telefonaktiebolaget LM Ericsson ADR	20,450	235,175

		1,198,617

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $35,987,259)		44,210,270

REPURCHASE AGREEMENT — 0.2%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $112,000 and collateralized by $115,000 of United States Treasury Bills bearing interest at 0.20% due 10/28/10 and having an approximate value of $114,885 (cost $112,000)	$112,000	112,000

TOTAL INVESTMENTS (cost $36,099,259)(2)	100.4%	44,322,270
Liabilities in excess of other assets	(0.4)	(185,330)

NET ASSETS	100.0%	$44,136,940

†	Non-income producing security

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of this security was $537,220 representing 1.2% of net assets. Security was classified as Level 2 based on the security valuation input. See Note 1 regarding fair value pricing procedures for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR	- American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Applications Software	$3,714,396	$—		$—	$3,714,396
Computers	3,772,572	—		—	3,772,572
Computers-Memory Devices	2,730,256	—		—	2,730,256
E-Commerce/Services	2,196,983	—		—	2,196,983
Electronic Components-Semiconductors	4,978,167	—		—	4,978,167
Semiconductor Components-Integrated Circuits	2,311,287	—		—	2,311,287
Other Industries*	23,969,389	537,220	+	—	24,506,609
Repurchase Agreement	—	112,000		—	112,000

Total	$43,673,050	$649,220		$—	$44,322,270

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $537,220 representing 1.2% of net assets. See Note 1.
See Notes to Financial Statements

SUNAMERICA SERIES TRUST
SMALL & MID CAP VALUE PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 98.5%	Shares/ Principal	Value
	Amount	(Note 1)

ADVERTISING AGENCIES — 0.6%
Interpublic Group of Cos., Inc.†	294,800	$2,626,668

AGRICULTURAL OPERATIONS — 0.5%
Bunge, Ltd.	47,800	2,531,010

AIRLINES — 0.6%
Alaska Air Group, Inc.†	71,000	2,940,110

APPAREL MANUFACTURERS — 1.2%
Jones Apparel Group, Inc.	260,900	5,677,184

APPLIANCES — 0.8%
Whirlpool Corp.	35,900	3,908,433

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 3.6%
Dana Holding Corp.†	443,600	5,926,496
Federal-Mogul Corp., †	282,300	5,369,346
TRW Automotive Holdings Corp.†	172,700	5,562,667

		16,858,509

BANKS-COMMERCIAL — 6.8%
Associated Banc-Corp.	373,400	5,425,502
City National Corp.	60,500	3,767,940
Marshall & Ilsley Corp.	437,600	3,982,160
Popular, Inc.†	550,200	2,167,788
Susquehanna Bancshares, Inc.	475,000	5,177,500
Umpqua Holdings Corp.	207,525	3,100,423
Webster Financial Corp.	189,500	3,926,440
Whitney Holding Corp.	343,200	4,701,840

		32,249,593

BANKS-SUPER REGIONAL — 1.2%
Comerica, Inc.	137,300	5,766,600

BATTERIES/BATTERY SYSTEMS — 0.9%
EnerSys†	161,600	4,182,208

BEVERAGES-WINE/SPIRITS — 1.2%
Constellation Brands, Inc., Class A†	321,789	5,879,085

BUILDING PRODUCTS-WOOD — 0.6%
Masco Corp.	166,900	2,708,787

BUILDING-RESIDENTIAL/COMMERCIAL — 1.2%
NVR, Inc.†	3,545	2,545,487
Pulte Homes, Inc.†	254,700	3,334,023

		5,879,510

CASINO HOTELS — 0.8%
Boyd Gaming Corp.†	292,900	3,719,830

CHEMICALS-DIVERSIFIED — 2.1%
Huntsman Corp.	343,800	3,922,758
Rockwood Holdings, Inc.†	202,800	6,071,832

		9,994,590

CHEMICALS-SPECIALTY — 1.9%
Arch Chemicals, Inc.	123,800	4,210,438
Cytec Industries, Inc.	100,000	4,806,000

		9,016,438

COAL — 0.6%
Patriot Coal Corp.†	149,800	2,949,562

COMMERCIAL SERVICES — 1.1%
Convergys Corp.†	428,700	5,418,768

COMPUTER SERVICES — 0.8%
Insight Enterprises, Inc.†	257,300	3,867,219

COMPUTERS-INTEGRATED SYSTEMS — 0.7%
NCR Corp.†	235,900	3,104,444

CONSUMER PRODUCTS-MISC. — 0.5%
American Greetings Corp., Class A	89,700	2,203,032

CONTAINERS-METAL/GLASS — 0.6%
Owens-Illinois, Inc.†	86,400	3,062,016

CRUISE LINES — 1.2%
Royal Caribbean Cruises, Ltd.†	162,000	5,806,080

DISTRIBUTION/WHOLESALE — 1.2%
WESCO International, Inc.†	141,400	5,743,668

DIVERSIFIED MANUFACTURING OPERATIONS — 0.8%
AO Smith Corp.	75,000	3,872,250

ELECTRIC-INTEGRATED — 5.0%
CMS Energy Corp.	357,325	5,810,104
Northeast Utilities	156,100	4,338,019
Pepco Holdings, Inc.	288,800	4,834,512
Portland General Electric Co.	276,700	5,500,796
Wisconsin Energy Corp.	56,700	2,977,317

		23,460,748

ELECTRONIC COMPONENTS-MISC. — 1.7%
AU Optronics Corp. ADR	324,019	3,755,380
Flextronics International, Ltd.†	534,100	4,139,275

		7,894,655

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.6%
Amkor Technology, Inc.†	391,800	2,954,172

ELECTRONIC CONNECTORS — 1.2%
Thomas & Betts Corp.†	136,000	5,703,840

ELECTRONIC PARTS DISTRIBUTION — 1.7%
Arrow Electronics, Inc.†	127,700	3,894,850
Avnet, Inc.†	124,200	3,970,674

		7,865,524

ENGINES-INTERNAL COMBUSTION — 1.0%
Briggs & Stratton Corp.	199,525	4,736,724

FOOD-DAIRY PRODUCTS — 1.1%
Dean Foods Co.†	337,900	5,305,030

FOOD-MEAT PRODUCTS — 1.8%
Smithfield Foods, Inc.†	262,600	4,921,124
Tyson Foods, Inc., Class A	172,700	3,383,193

		8,304,317

FOOD-RETAIL — 0.5%
SUPERVALU, Inc.	164,700	2,454,030

GAS-DISTRIBUTION — 1.2%
NiSource, Inc.	338,175	5,512,253

GOLF — 0.7%
Callaway Golf Co.	346,000	3,248,940

HOSPITAL BEDS/EQUIPMENT — 1.1%
Kinetic Concepts, Inc.†	118,400	5,126,720

HOTEL/MOTELS — 1.0%
Wyndham Worldwide Corp.	174,200	4,670,302

HUMAN RESOURCES — 0.8%
Kelly Services, Inc., Class A†	235,900	3,793,272

INSURANCE-LIFE/HEALTH — 1.5%
StanCorp Financial Group, Inc.	60,900	2,738,064

Unum Group	169,775	4,154,394

		6,892,458

INSURANCE-PROPERTY/CASUALTY — 1.2%
Arch Capital Group, Ltd.†	35,700	2,698,206
Fidelity National Financial, Inc., Class A	196,300	2,979,834

		5,678,040

INSURANCE-REINSURANCE — 2.8%
Aspen Insurance Holdings, Ltd.	144,400	3,895,912
Endurance Specialty Holdings, Ltd.	105,500	3,887,675
Reinsurance Group of America, Inc.	108,600	5,607,018

		13,390,605

MACHINERY-CONSTRUCTION & MINING — 1.2%
Terex Corp.†	218,900	5,805,228

MEDICAL PRODUCTS — 0.6%
Teleflex, Inc.	42,400	2,599,968

MEDICAL-HMO — 1.4%
AMERIGROUP Corp.†	99,100	3,591,384
Molina Healthcare, Inc.†	108,000	3,150,360

		6,741,744

MEDICAL-HOSPITALS — 2.2%
Community Health Systems, Inc.†	143,600	5,867,496
LifePoint Hospitals, Inc.†	120,896	4,615,809

		10,483,305

METAL PROCESSORS & FABRICATION — 2.3%
Commercial Metals Co.	364,600	5,425,248
Mueller Industries, Inc.	188,900	5,600,885

		11,026,133

NETWORKING PRODUCTS — 1.1%
Anixter International, Inc.†	102,500	5,371,000

OIL & GAS DRILLING — 2.1%
Helmerich & Payne, Inc.	106,500	4,326,030
Rowan Cos., Inc.†	188,300	5,611,340

		9,937,370

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.1%
Cimarex Energy Co.	89,350	6,082,948
Forest Oil Corp.†	181,700	5,323,810
Whiting Petroleum Corp.†	37,500	3,387,375

		14,794,133

OIL-FIELD SERVICES — 1.7%
Helix Energy Solutions Group, Inc.†	352,100	5,133,618
Oil States International, Inc.†	59,400	2,869,614

		8,003,232

REAL ESTATE INVESTMENT TRUSTS — 4.3%
Brandywine Realty Trust	276,100	3,517,514
CBL & Associates Properties, Inc.	268,700	3,923,020
DiamondRock Hospitality Co.†	391,500	4,302,585
Sunstone Hotel Investors, Inc.†	383,631	4,883,623
Tanger Factory Outlet Centers, Inc.	90,900	3,781,440

		20,408,182

REAL ESTATE MANAGEMENT/SERVICES — 1.6%
CB Richard Ellis Group, Inc., Class A†	213,500	3,697,820
Jones Lang LaSalle, Inc.	50,700	3,999,216

		7,697,036

RENTAL AUTO/EQUIPMENT — 1.3%
Hertz Global Holdings, Inc.†	427,200	6,177,312

RETAIL-APPAREL/SHOE — 4.9%
AnnTaylor Stores Corp.†	244,500	5,305,650
Dress Barn, Inc.†	166,000	4,594,880
Foot Locker, Inc.	355,300	5,453,855
Limited Brands, Inc.	108,800	2,915,840
The Men’s Wearhouse, Inc.	207,000	4,891,410

		23,161,635

RETAIL-JEWELRY — 1.0%
Signet Jewelers, Ltd.†	140,300	4,492,406

RETAIL-OFFICE SUPPLIES — 0.9%
Office Depot, Inc.†	585,115	4,013,889

RETAIL-RESTAURANTS — 1.0%
Darden Restaurants, Inc.	102,600	4,591,350

SAVINGS & LOANS/THRIFTS — 2.7%
Astoria Financial Corp.	205,200	3,311,928
First Niagara Financial Group, Inc.	348,600	4,845,540
Washington Federal, Inc.	231,500	4,761,955

		12,919,423

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.7%
Siliconware Precision Industries Co. ADR	549,400	3,378,810

SEMICONDUCTOR EQUIPMENT — 1.6%
Lam Research Corp.†	94,950	3,850,223
Teradyne, Inc.†	300,100	3,670,223

		7,520,446

STEEL-PRODUCERS — 2.1%
AK Steel Holding Corp.	99,500	1,666,625
Reliance Steel & Aluminum Co.	110,400	5,388,624
Steel Dynamics, Inc.	196,400	3,085,444

		10,140,693

TELECOM SERVICES — 0.5%
Amdocs, Ltd.†	81,100	2,590,334

TELECOMMUNICATION EQUIPMENT — 0.9%
CommScope, Inc.†	132,700	4,323,366

TELEVISION — 0.6%
CBS Corp., Class B	182,300	2,955,083

TOBACCO — 0.5%
Universal Corp.	49,400	2,557,932

TRANSPORT-TRUCK — 0.9%
Con-way, Inc.	112,800	4,381,152

WIRE & CABLE PRODUCTS — 0.9%
General Cable Corp.†	150,700	4,305,499

Total Common Stock (cost $381,341,565)		467,333,885

CONVERTIBLE PREFERRED STOCK — 0.2%

BANKS-COMMERCIAL — 0.2%
Popular, Inc. (cost $615,000)	24,600	804,666

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $381,956,565)		468,138,551

Short-Term Investment Securities — 1.2%

TIME DEPOSIT — 1.2%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10 (cost $5,698,000)	$5,698,000	5,698,000

TOTAL INVESTMENTS (cost $387,654,565)(1)	99.9%	473,836,551
Other assets less liabilities	0.1	289,160

NET ASSETS	100.0%	$474,125,711

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$32,249,593	$—	$—	$32,249,593
Electric-Integrated	23,460,748	—	—	23,460,748
Other Industries*	411,623,544	—	—	411,623,544
Convertible Preferred Stock	804,666	—	—	804,666
Short-Term Investment Securities:
Time Deposit	—	5,698,000	—	5,698,000

Total	$468,138,551	$5,698,000	$—	$473,836,551

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
INTERNATIONAL GROWTH AND INCOME PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 97.8%	Shares/ Principal	Value
	Amount	(Note 1)

ANTIGUA — 0.5%
Sinovac Biotech, Ltd.†	304,482	1,762,951

AUSTRALIA — 4.5%
AGL Energy, Ltd.(1)	194,943	2,696,866
Australia and New Zealand Banking Group, Ltd.(1)	190,179	4,195,326
Commonwealth Bank of Australia(1)	49,986	2,675,101
Dexus Property Group(1)	2,862,526	2,133,939
National Australia Bank, Ltd.(1)	77,214	1,973,464
Wesfarmers, Ltd.(1)	132,864	3,557,587

		17,232,283

BELGIUM — 0.4%
UCB SA(1)	44,763	1,723,038

BERMUDA — 1.1%
Noble Group, Ltd.(1)	1,891,000	4,091,882

BRAZIL — 1.4%
Banco do Brasil SA	191,500	3,303,947
Petroleo Brasileiro SA ADR	46,500	1,972,995

		5,276,942

CANADA — 7.7%
Agrium, Inc.	23,551	1,470,373
ATCO, Ltd., Class I	51,600	2,478,405
BCE, Inc.	139,500	4,191,317
Brookfield Properties Corp.	199,599	3,212,683
National Bank of Canada	71,574	4,375,611
Nexen, Inc.	180,992	4,400,967
Royal Bank of Canada	46,013	2,789,861
Toronto-Dominion Bank	85,363	6,344,661

		29,263,878

CAYMAN ISLANDS — 1.8%
Garmin, Ltd.	50,200	1,876,476
Longtop Financial Technologies, Ltd. ADR†	92,367	3,178,348
Perfect World Co., Ltd. ADR†	58,265	1,950,130

		7,004,954

CHINA — 1.2%
China Construction Bank Corp.(1)	2,813,000	2,282,014
China Pacific Insurance Group Co., Ltd.(1)	131,200	537,262
Epistar Corp. GDR†*(3)	20,594	332,455
Soho China, Ltd.(1)	2,372,000	1,348,473

		4,500,204

CZECH REPUBLIC — 0.9%
CEZ AS†(1)	70,964	3,405,666

FRANCE — 7.3%
AXA SA(1)	168,402	3,347,317
BNP Paribas(1)	75,832	5,212,018
France Telecom SA(1)	131,685	2,886,575
GDF Suez(1)	57,470	2,047,746
Societe Generale(1)	32,353	1,721,383
Total SA(1)	88,145	4,776,310
Valeo SA†(1)	81,115	2,710,285
Vinci SA(1)	60,318	3,378,126
Vivendi SA(1)	57,548	1,514,642

		27,594,402

GERMANY — 4.9%
Allianz SE(1)	16,931	1,943,707
BASF SE(1)	64,390	3,764,912
Deutsche Post AG (1)	138,840	2,248,270
HeidelbergCement AG(1)	52,920	3,289,462
Kloeckner & Co., SE†(1)	83,927	2,236,956
Lanxess AG†(1)	24,700	1,172,025
Porsche Automobil Holding SE(1)	23,909	1,389,164
RWE AG(1)	32,733	2,678,464

		18,722,960

GREECE — 0.3%
National Bank of Greece SA†(1)	72,163	1,181,865

HONG KONG — 0.8%
Guangdong Investment, Ltd.(1)	6,026,000	3,124,959

IRELAND — 2.2%
Covidien PLC	63,899	3,066,513
Irish Life & Permanent Group Holdings PLC†(1)	342,173	1,380,436
Kerry Group PLC(1)	117,419	3,761,227

		8,208,176

ITALY — 2.1%
Fiat SpA(1)	149,623	1,977,532
Mediaset SpA(1)	536,397	4,259,975
Prysmian SpA*(1)	91,980	1,652,511

		7,890,018

JAPAN — 18.8%
Aisin Seiki Co., Ltd.(1)	112,300	3,382,126
Astellas Pharma, Inc.(1)	92,200	3,235,736
Canon, Inc.(1)	92,700	4,232,215
Fujitsu, Ltd.(1)	696,000	4,926,325
Honda Motor Co., Ltd.(1)	87,900	2,970,165
Japan Retail Fund Investment Corp.(1)	2,024	2,721,332
Japan Tobacco, Inc.(1)	1,033	3,571,627
Lawson, Inc.(1)	68,800	3,044,938
Miraca Holdings, Inc.(1)	115,900	3,716,790
Mitsubishi Electric Corp.(1)	364,000	3,249,610
Mitsubishi UFJ Financial Group, Inc.(1)	353,200	1,837,674
Mitsui & Co., Ltd.(1)	301,900	4,555,426
Nippon Telegraph and Telephone Corp.(1)	86,800	3,523,303
Nissan Motor Co., Ltd.†(1)	727,100	6,368,531
Nitto Denko Corp.(1)	57,400	2,247,219
ORIX Corp.(1)	33,330	3,052,556
Sumitomo Mitsui Financial Group, Inc.(1)	91,600	3,022,014
Tokyo Electron, Ltd.(1)	52,100	3,443,322
Tokyo Gas Co., Ltd.(1)	543,000	2,303,719
Toyo Suisan Kaisha, Ltd.(1)	177,000	4,252,235
Toyoda Gosei Co., Ltd.(1)	64,900	1,782,357

		71,439,220

LUXEMBOURG — 1.4%
ArcelorMittal(1)	137,883	5,431,775

MEXICO — 0.1%
Grupo Comercial Chedraui SA de CV†	173,533	506,691

NETHERLANDS — 0.5%
ING Groep NV†(1)	230,571	2,063,925

NORWAY — 1.9%
DnB NOR ASA(1)	355,766	4,186,413
Statoil ASA(1)	122,377	2,954,195

		7,140,608

RUSSIA — 0.2%
United Co. RUSAL †(1)	672,000	711,157

SINGAPORE — 4.1%
ComfortDelgro Corp., Ltd.(1)	1,850,000	2,105,796
DBS Group Holdings, Ltd.(1)	396,000	4,387,216
Singapore Airlines, Ltd.(1)	504,200	5,535,512
Venture Corp., Ltd.(1)	469,000	3,355,947

		15,384,471

SOUTH KOREA — 4.7%
Korea Zinc Co., Ltd.(1)	10,621	1,849,087
KT Corp(1)	76,260	3,403,338
LG Corp.(1)	64,176	4,356,608
LG Display Co., Ltd.(1)	56,080	2,377,233
Shinhan Financial Group Co., Ltd.(1)	134,560	5,684,383

		17,670,649

SPAIN — 3.3%
Banco Bilbao Vizcaya Argentaria SA(1)	116,171	1,521,146
Banco Santander SA(1)	525,622	6,603,658
Gestevision Telecinco SA(1)	98,650	1,407,206
Repsol YPF SA(1)	119,999	2,816,555

		12,348,565

SWEDEN — 0.6%
Tele2 AB, Class B(1)	126,623	2,152,322

SWITZERLAND — 7.6%
ACE, Ltd.	60,706	3,228,952
Credit Suisse Group AG(1)	37,743	1,726,619
Novartis AG(1)	154,234	7,869,207
Roche Holding AG(1)	37,306	5,891,851
Tyco International, Ltd.	112,091	4,348,010
Zurich Financial Services AG(1)	25,546	5,695,605

		28,760,244

TAIWAN — 0.4%
Altek Corp.(1)	919,000	1,528,512

UNITED ARAB EMIRATES — 0.6%
DP World, Ltd.	4,386,251	2,381,734

UNITED KINGDOM — 16.5%
Barclays PLC(1)	1,651,660	8,456,523
BP PLC(1)	832,309	7,250,760
Britvic PLC(1)	280,302	2,060,891
Daily Mail & General Trust PLC(1)	331,032	2,610,032
Eurasian Natural Resources Corp. PLC(1)	33,860	630,217
HSBC Holdings PLC(1)	1,099,393	11,199,955
J Sainsbury PLC(1)	634,741	3,260,766
Next PLC(1)	71,515	2,508,883
Prudential PLC(1)	501,250	4,439,317
Rio Tinto PLC(1)	19,663	991,888
Royal Dutch Shell PLC, Class B(1)	303,094	9,146,133
Telecity Group PLC†(1)	365,355	2,280,679
TUI Travel PLC(1)	660,217	2,823,633
Vodafone Group PLC(1)	1,341,612	2,982,410
Xstrata PLC(1)	110,933	1,837,027

		62,479,114

TOTAL COMMON STOCK (cost $328,984,291)		370,983,165

Preferred Stock — 0.9%

GERMANY — 0.9%
Henkel AG & Co. KGaA(1)	45,239	2,420,807
Volkswagen AG(1)	11,182	1,078,171

TOTAL PREFERRED STOCK (cost $3,254,355)		3,498,978

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $332,238,646)		374,482,143

REPURCHASE AGREEMENT — 0.4%

Agreement with Banc of America Securities LLC, bearing interest at 0.16% dated 04/30/10 to be repurchased 05/03/10 in the amount of $1,402,019 and collateralized by $1,392,000 of United States Treasury Notes due 07/31/16 and having an approximate value of $1,427,918 (cost $1,402,000)	$1,402,000	1,402,000

TOTAL INVESTMENTS — (cost $333,640,646)(2)	99.1%	375,884,143
Other assets less liabilities	0.9	3,510,840

NET ASSETS —	100.0%	$379,394,983

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $1,984,966 representing 0.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $317,309,063 representing 83.6% of net assets. Securities are classified as Level 2 for disclosure based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

(3)	Fair valued security. Securities are classified as level 3 based on the securities valuation inputs; See Note 1.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt
Open Forward Foreign Currency Contracts

						Gross
	Contract to		In Exchange		Delivery	Unrealized
	Deliver		For		Date	Appreciation
*	CAD	5,813,000	USD	5,755,396	5/20/2010	$32,535
*	CHF	5,601,500	USD	5,282,543	5/20/2010	76,290
*	EUR	10,375,500	USD	13,938,879	5/20/2010	123,619
*	HKD	31,385,500	USD	4,046,870	5/20/2010	3,861
*	SEK	21,367,800	USD	2,986,519	5/20/2010	36,285
	USD	12,749,203	AUD	13,885,200	5/20/2010	75,509
	USD	486,280	NZD	692,500	5/20/2010	16,544
*	USD	18,763,322	GBP	12,288,600	5/20/2010	37,745
*	USD	4,762,366	HKD	36,976,600	5/20/2010	876
*	USD	6,081,453	JPY	571,730,500	5/20/2010	5,715
*	USD	6,009,532	NOK	35,674,400	5/20/2010	33,507

						$442,486

						Gross
	Contract to		In Exchange		Delivery	Unrealized
	Deliver		For		Date	Depreciation
*	GBP	11,142,100	USD	17,012,333	5/20/2010	(34,635)
*	JPY	846,395,000	USD	8,976,041	5/20/2010	(35,458)
*	NOK	54,770,600	USD	9,222,582	5/20/2010	(55,244)
	SGD	19,318,300	USD	13,835,032	5/20/2010	(262,777)
*	USD	8,402,835	CHF	8,943,100	5/20/2010	(90,769)
*	USD	13,058,081	CAD	13,156,900	5/20/2010	(105,197)
*	USD	10,516,379	SEK	75,266,500	5/20/2010	(124,394)
	USD	3,566,726	DKK	19,696,800	5/20/2010	(43,466)
*	USD	22,027,272	EUR	16,286,900	5/20/2010	(342,154)

						$(1,094,094)

Net Unrealized Appreciation (Depreciation)						$(651,608)

*	Represents partially offsetting forward foreign currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro Dollar
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

Industry Allocation*
Banks-Commercial	12.9%
Diversified Banking Institutions	8.0
Oil Companies-Integrated	7.6
Medical-Drugs	5.9
Insurance-Multi-line	4.3
Auto-Cars/Light Trucks	3.6
Diversified Operations	3.1
Telephone-Integrated	2.6
Telecom Services	2.3
Auto/Truck Parts & Equipment-Original	2.1
Electronic Components-Misc.	2.0
Electric-Integrated	1.9
Chemicals-Diversified	1.9
Diversified Financial Services	1.9
Television	1.5
Airlines	1.5
Steel-Producers	1.4
Insurance-Life/Health	1.3
Computers-Integrated Systems	1.3
Real Estate Investment Trusts	1.3
Real Estate Operations & Development	1.2
Import/Export	1.2
Oil Companies-Exploration & Production	1.2
Transport-Services	1.1
Diversified Manufacturing Operations	1.1
Fisheries	1.1
Office Automation & Equipment	1.1
Food-Misc.	1.0
Tobacco	0.9
Retail-Misc./Diversified	0.9
Semiconductor Equipment	0.9
Electric-Generation	0.9
Building-Heavy Construction	0.9
Building Products-Cement	0.9
Food-Retail	0.9
Electric Products-Misc.	0.9
Transactional Software	0.8
Medical Products	0.8
Finance-Leasing Companies	0.8
Retail-Convenience Store	0.8
Cellular Telecom	0.8
Travel Services	0.7
Electric-Distribution	0.7
Publishing-Newspapers	0.7
Retail-Apparel/Shoe	0.7
Soap & Cleaning Preparation	0.6
Warehousing & Harbor Transportation Services	0.6
Gas-Distribution	0.6
Distribution/Wholesale	0.6
Beverages-Non-alcoholic	0.5
Internet Content-Entertainment	0.5
Non-Ferrous Metals	0.5
Diversified Minerals	0.5
Medical-Biomedical/Gene	0.5
Wire & Cable Products	0.4
Metal-Diversified	0.4
Photo Equipment & Supplies	0.4
Multimedia	0.4
Agricultural Chemicals	0.4
Repurchase Agreements	0.4
Metal-Aluminum	0.2
Retail-Hypermarkets	0.1
Electronic Components-Semiconductors	0.1

99.1%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Canada	$29,263,878	$—		$—	$29,263,878
France	—	27,594,402	+	—	27,594,402
Japan	—	71,439,220	+	—	71,439,220
Switzerland	7,576,962	21,183,282	+	—	28,760,244
United Kingdom	—	62,479,114	+	—	62,479,114
Other Countries*	19,999,785	131,446,522	+	—	151,446,307
Preferred Stock	—	3,498,978		—	3,498,978
Repurchase Agreement	—	1,402,000		—	1,402,000
Other Financial Instruments:@
Forward Foreign Currency Contracts Appreciation	—	442,486		—	442,486
Forward Foreign Currency Contracts Depreciation	—	(1,094,094)		—	(1,094,094)

Total	$56,840,625	$318,391,910		$—	$375,232,535

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $317,309,063 representing 83.6% of net assets. See Note 1.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GLOBAL EQUITIES PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 99.3%	Shares/ Principal	Value
	Amount	(Note 1)

AUSTRALIA — 1.9%
Alumina, Ltd.(1)	14,805	20,954
BHP Billiton, Ltd.(1)	24,169	882,954
Challenger Financial Services Group, Ltd.(1)	79,861	302,587
Flight Centre, Ltd.(1)	15,605	283,328
Macquarie Group, Ltd.(1)	8,428	384,491
Seek, Ltd.(1)	35,929	277,936

		2,152,250

BELGIUM — 0.8%
Anheuser-Busch InBev NV(1)	4,649	226,208
Delhaize Group SA(1)	4,381	363,174
KBC Groep NV†(1)	7,254	328,433

		917,815

BERMUDA — 0.8%
Axis Capital Holdings, Ltd.	7,040	219,437
Esprit Holdings, Ltd.(1)	49,200	352,396
Marvell Technology Group, Ltd.†	19,666	406,103

		977,936

BRAZIL — 0.3%
Petroleo Brasileiro SA ADR	8,856	375,760

CANADA — 2.5%
BCE, Inc.	9,560	287,233
Lundin Mining Corp.†	67,714	319,305
Niko Resources, Ltd.	2,860	313,508
Research In Motion, Ltd.†	4,594	327,432
Royal Bank of Canada	6,762	409,994
Talisman Energy, Inc.	22,095	376,080
Teck Resources, Ltd.†	7,586	298,123
Toronto-Dominion Bank	3,980	295,816
Western Coal Corp.†	49,175	283,683

		2,911,174

CAYMAN ISLANDS — 0.3%
Melco Crown Entertainment, Ltd. ADR†	65,581	312,166

CHINA — 1.0%
China Construction Bank Corp.(1)	351,000	284,745
China Merchants Bank Co., Ltd.(1)	188,158	462,815
Yanzhou Coal Mining Co., Ltd.(1)	124,000	346,094

		1,093,654

DENMARK — 0.3%
D/S Norden(1)	7,572	344,854

FINLAND — 0.5%
Metso Oyj(1)	8,338	321,809
YIT Oyj(1)	12,370	263,395

		585,204

FRANCE — 4.5%
AXA SA(1)	14,586	289,925
BNP Paribas(1)	9,275	637,481
Bouygues SA(1)	7,679	382,541
Pernod-Ricard SA(1)	4,489	381,893
PPR(1)	3,166	423,676
Renault SA†(1)	6,573	309,025
Rhodia SA(1)	19,815	464,563
Sanofi-Aventis SA(1)	11,155	763,821
Societe Generale(1)	8,048	428,204
Technip SA(1)	4,192	335,000
Total SA(1)	13,896	752,982

		5,169,111

GERMANY — 2.1%
BASF SE(1)	5,568	325,563
Deutsche Bank AG(1)	5,869	405,597
E.ON AG(1)	12,688	468,534
Lanxess AG†(1)	6,082	288,593
Linde AG(1)	2,548	304,682
Siemens AG(1)	3,355	331,684
Symrise AG(1)	10,700	271,763

		2,396,416

HONG KONG — 1.3%
Cathay Pacific Airways, Ltd.(1)	110,000	227,824
CNOOC, Ltd.(1)	259,000	457,092
Hang Lung Properties, Ltd.(1)	136,000	490,464
Wharf Holdings, Ltd.(1)	53,000	286,653

		1,462,033

INDIA — 0.7%
ICICI Bank, Ltd. ADR	9,212	391,694
Yes Bank, Ltd.†(1)	63,324	406,257

		797,951

INDONESIA — 0.3%
Bank Rakyat Indonesia(1)	349,000	344,948

IRELAND — 0.8%
Accenture PLC, Class A	8,050	351,302
Bank of Ireland†(1)	28,405	62,805
Cooper Industries PLC, Class A	6,540	321,114
Covidien PLC	4,908	235,535

		970,756

ISRAEL — 0.3%
Teva Pharmaceutical Industries, Ltd. ADR	5,764	338,520

ITALY — 0.6%
Intesa Sanpaolo SpA(1)	103,090	339,271
UniCredit SpA(1)	117,531	308,265

		647,536

JAPAN — 8.4%
Aisin Seiki Co., Ltd.(1)	9,800	295,145
Asahi Glass Co., Ltd.(1)	37,000	437,564
East Japan Railway Co.(1)	6,500	434,149
FUJIFILM Holdings Corp.(1)	8,800	302,097
Honda Motor Co., Ltd.(1)	23,700	800,829
ITOCHU Corp.(1)	46,000	400,082
Komatsu, Ltd.(1)	16,300	328,962
Kubota Corp.(1)	46,000	404,552
Marubeni Corp.(1)	78,000	462,123
Mitsubishi Corp.(1)	22,500	533,920
Mitsubishi Electric Corp.(1)	48,000	428,520
Mitsui & Co., Ltd.(1)	29,800	449,658
Nidec Corp.(1)	3,700	383,410
Nikon Corp.(1)	16,300	366,337
Nintendo Co., Ltd.(1)	800	268,872
Nippon Telegraph and Telephone Corp.(1)	10,500	426,206
Nissan Motor Co., Ltd.†(1)	58,500	512,390
Nitto Denko Corp.(1)	6,600	258,391
Nomura Holdings, Inc.(1)	38,900	268,339
ORIX Corp.(1)	4,010	367,259
Sony Corp.(1)	10,300	352,105
Sumitomo Electric Industries, Ltd.(1)	33,300	411,157

Suzuken Co., Ltd.(1)	8,200	313,353
Yahoo! Japan Corp.(1)	1,101	420,745

		9,626,165

JERSEY — 0.2%
Petrofac, Ltd.(1)	15,798	274,539

LIBERIA — 0.3%
Royal Caribbean Cruises, Ltd.†	8,875	318,080

LUXEMBOURG — 0.6%
Acergy SA(1)	13,683	257,550
ArcelorMittal(1)	12,216	481,238

		738,788

MEXICO — 0.5%
America Movil SAB de CV, Series L ADR	6,459	332,509
Banco Compartamos SA de CV†	43,421	245,631

		578,140

NETHERLANDS — 1.8%
Chicago Bridge & Iron Co.†	13,170	308,705
CSM(1)	9,726	314,528
ING Groep NV†(1)	45,222	404,799
Koninklijke Ahold NV(1)	22,020	302,332
Koninklijke KPN NV(1)	17,746	265,327
Koninklijke Philips Electronics NV(1)	12,490	422,059

		2,017,750

NORWAY — 0.3%
Telenor ASA(1)	20,987	299,842

RUSSIA — 0.3%
Magnitogorsk Iron & Steel Works GDR	21,600	295,488

SINGAPORE — 0.2%
Singapore Airlines, Ltd.(1)	26,000	285,355

SOUTH KOREA — 0.6%
Hyundai Motor Co.(1)	2,546	311,157
Samsung Electronics Co., Ltd.(1)	553	418,243

		729,400

SPAIN — 1.4%
Banco Santander SA(1)	54,832	688,882
Industria de Diseno Textil SA(1)	5,800	356,532
Telefonica SA(1)	23,286	522,929

		1,568,343

SWEDEN — 0.4%
Atlas Copco AB, Class A(1)	25,563	415,182

SWITZERLAND — 4.8%
ACE, Ltd.	6,609	351,533
Cie Financiere Richemont SA(1)	9,738	359,989
Credit Suisse Group AG(1)	14,301	654,224
Holcim, Ltd.(1)	4,633	347,416
Nestle SA(1)	23,811	1,162,084
Noble Corp.†	7,419	292,976
Novartis AG(1)	19,482	993,995
Roche Holding AG(1)	3,806	601,093
The Swatch Group AG, Class B(1)	724	213,415
Zurich Financial Services AG(1)	2,492	555,604

		5,532,329

TAIWAN — 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	31,728	336,000

UNITED KINGDOM — 10.6%
Anglo American PLC†(1)	11,522	493,474
Autonomy Corp. PLC†(1)	12,181	335,185
Barclays PLC(1)	151,729	776,855
Bellway PLC(1)	23,224	266,985
BG Group PLC(1)	25,238	423,736
BP PLC(1)	97,047	845,437
Britvic PLC(1)	47,897	352,158
Burberry Group PLC(1)	30,590	314,907
Cairn Energy PLC†(1)	51,421	313,932
Cookson Group PLC†(1)	36,496	315,407
EnQuest PLC†	15,798	23,857
Ensco International PLC ADR	6,373	300,678
Eurasian Natural Resources Corp. PLC(1)	11,590	215,718
GKN PLC†(1)	146,613	304,887
GlaxoSmithKline PLC(1)	26,706	494,592
IMI PLC(1)	16,889	182,188
Imperial Tobacco Group PLC(1)	12,793	365,173
Inchcape PLC†(1)	683,067	359,006
Kazakhmys PLC(1)	15,348	328,755
Kingfisher PLC(1)	82,423	314,941
Lloyds Banking Group PLC†(1)	369,180	369,189
LogicaCMG PLC(1)	158,395	333,110
Marks & Spencer Group PLC(1)	58,664	328,613
Prudential PLC(1)	47,935	424,536
Rio Tinto PLC(1)	10,778	543,690
Royal Bank of Scotland Group PLC†(1)	409,322	336,221
Standard Chartered PLC(1)	29,194	778,186
Vodafone Group PLC(1)	516,522	1,148,231
Xstrata PLC(1)	31,299	518,305

		12,107,952

UNITED STATES — 49.6%
Abbott Laboratories	8,043	411,480
Actuant Corp., Class A	15,620	358,167
Aflac, Inc.	8,123	413,948
Altria Group, Inc.	23,469	497,308
American Express Co.	10,419	480,524
AmerisourceBergen Corp.	7,630	235,385
Anadarko Petroleum Corp.	7,054	438,477
Analog Devices, Inc.	13,688	409,682
Apache Corp.	4,082	415,384
Apple, Inc.†	4,378	1,143,183
Ashland, Inc.	5,310	316,264
AT&T, Inc.	36,553	952,571
Atlas Air Worldwide Holdings, Inc.†	5,540	306,196
Autoliv, Inc.†	4,160	227,760
Bank of America Corp.	84,482	1,506,314
BB&T Corp.	9,077	301,719
BE Aerospace, Inc.†	11,739	348,766
Bristol-Myers Squibb Co.	14,066	355,729
Bucyrus International, Inc.	3,000	189,030
Cameron International Corp.†	4,525	178,557
Capital One Financial Corp.	9,711	421,555
CBS Corp., Class B	15,288	247,818
Cephalon, Inc.†	3,161	202,936
Chevron Corp.	15,378	1,252,384
Cimarex Energy Co.	5,351	364,296
Cisco Systems, Inc.†	39,669	1,067,889
Citigroup, Inc.†	152,362	665,822

Cognizant Technology Solutions Corp., Class A†	8,723	446,443
Comcast Corp., Class A	25,085	495,178
Comerica, Inc.	7,122	299,124
Corning, Inc.	22,775	438,419
CSX Corp.	8,497	476,257
Cummins, Inc.	5,860	423,268
CVS Caremark Corp.	8,200	302,826
Danaher Corp.	4,318	363,921
Darden Restaurants, Inc.	6,890	308,327
Domtar Corp.†	3,338	236,464
Dr Pepper Snapple Group, Inc.	9,160	299,807
Eaton Corp.	4,201	324,149
eBay, Inc.†	10,530	250,719
El Paso Corp.	37,510	453,871
EMC Corp.†	23,647	449,529
Emerson Electric Co.	8,470	442,388
Endo Pharmaceuticals Holdings, Inc.†	9,430	206,517
EOG Resources, Inc.	2,819	316,066
F5 Networks, Inc.†	4,506	308,346
FedEx Corp.	4,067	366,071
Flowserve Corp.	3,109	356,229
Ford Motor Co.†	25,329	329,784
Fossil, Inc.†	4,690	182,441
Franklin Resources, Inc.	3,262	377,218
GameStop Corp., Class A†	12,017	292,133
Gannett Co., Inc.	20,513	349,131
General Electric Co.	49,351	930,760
Genworth Financial, Inc., Class A†	17,752	293,263
Goodrich Corp.	5,464	405,320
Google, Inc., Class A†	1,267	665,732
Guess?, Inc.	7,438	341,181
Halliburton Co.	11,083	339,694
Hartford Financial Services Group, Inc.	14,917	426,179
Hess Corp.	5,992	380,792
Hewlett-Packard Co.	13,449	698,945
Impax Laboratories, Inc.†	13,209	239,083
Intel Corp.	32,246	736,176
International Business Machines Corp.	5,872	757,488
Interpublic Group of Cos., Inc.†	33,066	294,618
Jones Lang LaSalle, Inc.	5,354	422,324
Las Vegas Sands Corp.†	11,990	298,071
Lexmark International, Inc., Class A†	8,038	297,808
LifePoint Hospitals, Inc.†	8,690	331,784
Limited Brands, Inc.	9,770	261,836
Lincoln National Corp.	7,570	231,566
Louisiana-Pacific Corp.†	19,402	228,168
Lowe’s Cos., Inc.	13,410	363,679
Macy’s, Inc.	11,005	255,316
Marathon Oil Corp.	8,907	286,360
McKesson Corp.	5,396	349,715
Mead Johnson Nutrition Co., Class A	7,167	369,889
Merck & Co., Inc.	26,564	930,803
Micron Technology, Inc.†	24,848	232,329
Microsoft Corp.	37,709	1,151,633
Mylan, Inc.†	16,001	352,502
National Oilwell Varco, Inc.	7,312	321,947
NetApp, Inc.†	9,768	338,657
Newmont Mining Corp.	10,986	616,095
News Corp., Class B	29,844	530,925
NII Holdings, Inc.†	10,096	428,272
Nordstrom, Inc.	8,999	371,929
Norfolk Southern Corp.	8,205	486,803
Northrop Grumman Corp.	3,510	238,083
Occidental Petroleum Corp.	5,042	447,024
Office Depot, Inc.†	34,495	236,636
Oneok, Inc.	7,474	367,272
Parker Hannifin Corp.	5,099	352,749
PerkinElmer, Inc.	12,220	306,111
Pfizer, Inc.	52,314	874,690
Phillips-Van Heusen Corp.	5,286	333,071
Plexus Corp.†	8,347	309,256
PNC Financial Services Group, Inc.	6,556	440,629
priceline.com, Inc.†	1,157	303,192
Principal Financial Group, Inc.	13,211	386,025
Prudential Financial, Inc.	9,100	578,396
Red Hat, Inc.†	9,933	296,699
Reynolds American, Inc.	7,605	406,259
Rowan Cos., Inc.†	8,408	250,558
SanDisk Corp.†	9,545	380,750
Skechers USA, Inc., Class A†	5,140	197,119
Sotheby’s	4,760	158,984
Starwood Hotels & Resorts Worldwide, Inc.	7,747	422,289
Tech Data Corp.†	7,356	315,572
The Cooper Cos., Inc.	7,893	306,959
The Estee Lauder Cos., Inc., Class A	4,269	281,412
The Goldman Sachs Group, Inc.	2,807	407,576
The J.M. Smucker Co.	5,200	317,564
The Procter & Gamble Co.	14,587	906,728
The Travelers Cos., Inc.	6,855	347,823
The Walt Disney Co.	11,718	431,691
TIBCO Software, Inc.†	24,670	281,238
Tiffany & Co.	7,648	370,775
Time Warner Cable, Inc.	5,930	333,562
Treehouse Foods, Inc.†	3,890	164,508
Tupperware Brands Corp.	6,442	328,993
Tyson Foods, Inc., Class A	12,680	248,401
United Parcel Service, Inc., Class B	4,930	340,860
United Technologies Corp.	5,335	399,858
Universal Corp.	6,637	343,664
Unum Group	9,850	241,029
US Bancorp	17,606	471,313
Veeco Instruments, Inc.†	4,580	201,474
VF Corp.	4,392	379,557
WellPoint, Inc.†	6,050	325,490
Wells Fargo & Co.	35,829	1,186,298
Western Digital Corp.†	6,307	259,155
Whirlpool Corp.	4,580	498,625
Whiting Petroleum Corp.†	4,763	430,242
Williams-Sonoma, Inc.	12,809	368,899
Xerox Corp.	33,998	370,578

		56,917,048

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $96,504,659)		113,838,485

Short-Term Investment Securities — 0.4%

TIME DEPOSIT — 0.4%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/03/10	$478,000	478,000

TOTAL INVESTMENTS — (cost $96,982,659) (2)	99.7%	114,316,485
Other assets less liabilities	0.3	315,187

NET ASSETS —	100.0%	$114,631,672

†	Non-income producing security

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $48,253,175 representing 42.1% of net assets. Securities are classified as Level 2 disclosure based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.
ADR — American Depository Receipt
GDR — Global Depository Receipt

Industry Allocation*
Diversified Banking Institutions	5.3%
Medical-Drugs	5.1
Banks-Commercial	5.0
Oil Companies-Integrated	3.8
Oil Companies-Exploration & Production	3.4
Diversified Manufacturing Operations	3.0
Computers	2.6
Banks-Super Regional	2.5
Diversified Minerals	2.2
Insurance-Multi-line	2.0
Insurance-Life/Health	2.0
Auto-Cars/Light Trucks	2.0
Telephone-Integrated	1.9
Cellular Telecom	1.7
Import/Export	1.6
Retail-Apparel/Shoe	1.4
Tobacco	1.4
Food-Misc.	1.3
Applications Software	1.3
Computers-Memory Devices	1.2
Transport-Rail	1.2
Electronic Components-Semiconductors	1.2
Auto/Truck Parts & Equipment-Original	1.1
Oil-Field Services	1.1
Cosmetics & Toiletries	1.0
Aerospace/Defense-Equipment	1.0
Semiconductor Components-Integrated Circuits	1.0
Chemicals-Diversified	1.0
Computer Services	1.0
Retail-Major Department Stores	1.0
Electronic Components-Misc.	1.0
Web Portals/ISP	0.9
Networking Products	0.9
Multimedia	0.8
Retail-Jewelry	0.8
Machinery-Construction & Mining	0.8
Medical-Generic Drugs	0.8
Medical-Wholesale Drug Distribution	0.8
Electric Products-Misc.	0.8
Distribution/Wholesale	0.7
Oil & Gas Drilling	0.7
Cable/Satellite TV	0.7
Pipelines	0.7
Chemicals-Specialty	0.7
Metal-Diversified	0.7
Transport-Services	0.6
Apparel Manufacturers	0.6
Retail-Building Products	0.6
Photo Equipment & Supplies	0.6
Food-Retail	0.6
Finance-Investment Banker/Broker	0.6
Beverages-Non-alcoholic	0.6
Building & Construction-Misc.	0.6
Coal	0.5
Gold Mining	0.5
Casino Hotels	0.5
Internet Infrastructure Software	0.5
Telecom Services	0.5
E-Commerce/Services	0.5
Medical Products	0.5
Airlines	0.4
Oil Field Machinery & Equipment	0.4
Appliances	0.4
Real Estate Operations & Development	0.4
Steel-Producers	0.4
Finance-Credit Card	0.4
Time Deposits	0.4
Electric-Integrated	0.4
Telecom Equipment-Fiber Optics	0.4
Building Products-Doors & Windows	0.4
Engines-Internal Combustion	0.4
Real Estate Management/Services	0.4
Hotels/Motels	0.4
Machinery-Farming	0.4
Beverages-Wine/Spirits	0.3
Investment Management/Advisor Services	0.3
Office Automation & Equipment	0.3
Vitamins & Nutrition Products	0.3
Retail-Mail Order	0.3
Finance-Leasing Companies	0.3
Machinery-Pumps	0.3
Audio/Video Products	0.3
Publishing-Newspapers	0.3
Insurance-Property/Casualty	0.3
Building Products-Cement	0.3
Transport-Marine	0.3
Enterprise Software/Service	0.3
Medical-Hospitals	0.3
Consumer Products-Misc.	0.3
Metal-Copper	0.3
Medical-HMO	0.3
Machinery-General Industrial	0.3
Cruise Lines	0.3
Food-Confectionery	0.3
Building-Heavy Construction	0.3
Retail-Restaurants	0.3
Transport-Air Freight	0.3
Instruments-Scientific	0.3
Industrial Gases	0.3
Retail-Drug Store	0.3
Diversified Financial Services	0.3
Computers-Periphery Equipment	0.3
Metal-Iron	0.3
Advertising Agencies	0.3
Retail-Computer Equipment	0.3
Diversified Operations	0.2
Travel Services	0.2
Internet Content-Information/News	0.2
Toys	0.2
Building-Residential/Commercial	0.2
Retail-Regional Department Stores	0.2
Food-Meat Products	0.2
Television	0.2
Aerospace/Defense	0.2
Retail-Office Supplies	0.2
Paper & Related Products	0.2
Building & Construction Products-Misc.	0.2
Brewery	0.2
Insurance-Reinsurance	0.2
Semiconductor Equipment	0.2
Footwear & Related Apparel	0.2
Food-Canned	0.1
Auction Houses/Art Dealers	0.1

99.7%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Japan	$—	$9,626,165	+	$—	$9,626,165
United Kingdom	324,535	11,783,417	+	—	12,107,952
United States	56,917,048	—		—	56,917,048
Other Countries*	8,343,727	26,843,593	+	—	35,187,320
Short-Term Investment Securities:
Time Deposit	—	478,000		—	478,000

Total	$65,585,310	$48,731,175		$—	$114,316,485

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $48,253,175 representing 42.1% of net assets. See Note 1.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
Portfolio of Investments — April 30, 2010

	Shares/
Common Stock — 83.1%	Principal	Value
	Amount	(Note 1)

AUSTRALIA — 3.9%
AGL Energy, Ltd.(1)	2,582	$35,720
Alumina, Ltd.(1)	81,288	115,049
Amcor, Ltd.(1)	42,795	257,768
AMP, Ltd.(1)	7,383	42,451
Australia and New Zealand Banking Group, Ltd.(1)	82,791	1,826,360
BHP Billiton, Ltd.(1)	170,619	6,233,134
BlueScope Steel, Ltd.†(1)	46,845	112,425
Boral, Ltd.(1)	30,717	166,098
Brambles, Ltd.(1)	5,105	33,993
Caltex Australia, Ltd.(1)	2,974	31,603
Coca-Cola Amatil, Ltd.(1)	2,891	29,776
Commonwealth Bank of Australia(1)	1,350	72,248
CSL, Ltd.(1)	1,307	39,219
CSR, Ltd.(1)	12,018	19,402
Fairfax Media, Ltd.(1)	5,129	8,084
Fortescue Metals Group, Ltd.†(1)	68,921	290,129
Foster’s Group, Ltd.(1)	10,441	52,406
Incitec Pivot, Ltd.(1)	86,004	253,298
Insurance Australia Group, Ltd.(1)	8,930	31,395
Intoll Group(1)	11,936	12,404
Leighton Holdings, Ltd.(1)	1,087	36,764
Lend Lease Corp., Ltd.(1)	2,197	17,319
Macquarie Atlas Roads Group†(1)	2,387	2,163
Macquarie Group, Ltd.(1)	1,050	47,902
National Australia Bank, Ltd.(1)	1,750	44,727
Newcrest Mining, Ltd.(1)	25,091	754,326
Nufarm, Ltd.(1)	5,598	39,301
OneSteel, Ltd.(1)	43,122	138,352
Orica, Ltd.(1)	17,979	434,517
Origin Energy, Ltd.(1)	4,116	61,743
OZ Minerals, Ltd.†(1)	150,367	157,326
QBE Insurance Group, Ltd.(1)	3,594	69,931
Rio Tinto, Ltd.(1)	14,365	934,535
Santos, Ltd.(1)	2,872	36,629
Sims Metal Management, Ltd.(1)	8,070	152,042
Sonic Healthcare, Ltd.(1)	626	7,977
Stockland(1)	744	2,716
Suncorp-Metway, Ltd.(1)	3,209	26,502
TABCORP Holdings, Ltd.(1)	2,037	12,867
Telstra Corp., Ltd.(1)	10,966	32,100
Toll Holdings, Ltd.(1)	2,230	14,573
Transurban Group(1)	4,180	19,740
Wesfarmers, Ltd.(1)	2,438	65,280
Wesfarmers, Ltd. PPS(1)	680	18,294
Westpac Banking Corp.(1)	2,022	50,252
Woodside Petroleum, Ltd.(1)	2,959	122,682
Woolworths, Ltd.(1)	5,261	131,157

		13,094,679

AUSTRIA — 0.5%
Erste Group Bank AG(1)	11,562	516,381
OMV AG†(1)	4,778	171,964
Raiffeisen International Bank Holding AG(1)	3,236	157,926
Telekom Austria AG(1)	18,635	247,369
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A(1)	3,881	145,010
Vienna Insurance Group(1)	2,112	103,558
Voestalpine AG(1)	7,777	293,597

		1,635,805

BELGIUM — 0.5%
Anheuser-Busch InBev NV (Turquoise)(1)	14,255	693,610
Anheuser-Busch InBev NV (Brussells)†(1)	10,360	69
Belgacom SA(1)	2,720	95,392
Compagnie Nationale a Portefeuille(1)	1,738	90,143
Fortis(1)	12,266	37,722
Groupe Bruxelles Lambert SA(1)	3,855	326,730
Solvay SA(1)	1,616	153,738
UCB SA(1)	2,552	98,233
Umicore(1)	3,880	141,105

		1,636,742

BERMUDA — 0.6%
Cheung Kong Infrastructure Holdings, Ltd.(1)	15,000	55,930
Esprit Holdings, Ltd.(1)	53,430	382,694
Kerry Properties, Ltd.(1)	35,000	161,009
Li & Fung, Ltd.(1)	72,000	348,487
Noble Group, Ltd.(1)	35,000	75,735
NWS Holdings, Ltd.(1)	5,263	9,169
Seadrill, Ltd.(1)	28,456	719,409
Shangri-La Asia, Ltd.(1)	2,000	3,867
Yue Yuen Industrial Holdings, Ltd.(1)	22,000	76,380

		1,832,680

BRAZIL — 0.8%
All America Latina Logistica	22,600	205,685
Banco Bradesco SA	19,420	355,386
Banco do Brasil SA	21,400	369,214
BM&F BOVESPA SA	13,500	89,314
BRF — Brasil Foods SA	32,702	427,059
Companhia Siderurgica Nacional SA	9,800	181,990
Companhia Vale do Rio Doce	5,800	177,178
Empresa Brasileira de Aeronautica SA	5,700	33,448
Petroleo Brasileiro SA	20,400	433,643
Redecard SA	3,800	62,741
Usinas Siderurgicas de Minas Gerais SA, Class A	2,814	90,835
Vale SA, Class A	8,554	228,976

		2,655,469

CANADA — 0.0%
Thomson Corp.	323	11,638

DENMARK — 0.7%
AP Moller — Maersk A/S, Series B(1)	69	572,401
DSV A/S(1)	8,396	149,492
Novo Nordisk A/S, Class B(1)	13,487	1,101,583
Novozymes A/S(1)	1,382	165,279
Vestas Wind Systems A/S†(1)	5,867	357,921

		2,346,676

FINLAND — 1.1%
Fortum Oyj(1)	18,142	470,043
Kesko Oyj, Class B(1)	10,692	414,604
Kone Oyj, Class B(1)	3,273	144,593
Metso Oyj(1)	8,870	342,342
Neste Oil Oyj(1)	3,515	57,198

Nokia Oyj(1)	94,312	1,147,797
Outokumpu Oyj(1)	6,005	127,456
Rautaruukki Oyj(1)	2,491	52,413
Sampo Oyj, Class A(1)	11,304	278,921
Stora Enso Oyj, Class R(1)	18,946	158,872
UPM-Kymmene Oyj(1)	16,081	232,173
Wartsila Oyj(1)	1,808	92,824

		3,519,236

FRANCE — 6.1%
Accor SA†(1)	4,171	238,356
Air Liquide SA(1)	6,982	807,952
Alcatel-Lucent†(1)	49,124	156,776
Alstom SA(1)	9,274	548,165
Atos Origin SA†(1)	405	20,444
AXA SA(1)	30,635	608,930
BNP Paribas(1)	22,298	1,532,566
Bouygues SA(1)	4,172	207,835
Cap Gemini SA†(1)	2,128	107,966
Carrefour SA(1)	12,507	612,800
Casino Guichard Perrachon SA(1)	478	42,246
Cie Generale de Geophysique-Veritas†(1)	8,787	260,669
CNP Assurances†(1)	1,311	109,772
Compagnie de St. Gobain(1)	4,237	206,941
Compagnie Generale des Etablissements Michelin, Class B(1)	4,506	326,028
Credit Agricole SA(1)	15,241	217,419
Danone SA(1)	8,226	485,530
Dassault Systemes SA(1)	850	55,458
EDF SA(1)	3,430	184,532
Essilor International SA†(1)	4,077	249,141
Eurazeo(1)	862	59,953
Fonciere Des Regions†(1)	544	56,263
France Telecom SA(1)	28,334	621,090
GDF Suez(1)	21,515	766,613
Gecina SA(1)	438	44,954
Hermes International(1)	1,484	196,682
ICADE(1)	400	38,952
Imerys SA(1)	900	55,313
Klepierre(1)	2,025	69,575
L’Oreal SA(1)	1,002	103,680
Lafarge SA(1)	6,641	483,054
Lagardere SCA(1)	3,707	149,711
LVMH Moet Hennessy Louis Vuitton SA(1)	4,403	503,348
Neopost SA(1)	996	79,175
Pernod-Ricard SA(1)	2,192	186,480
Peugeot SA†(1)	3,553	105,945
PPR(1)	2,692	360,245
Publicis Groupe SA(1)	1,844	81,577
Renault SA†(1)	3,434	161,447
Safran SA(1)	1,189	30,426
Sanofi-Aventis SA(1)	21,929	1,501,553
Schneider Electric SA(1)	2,941	335,957
SCOR SE(1)	3,545	83,526
Societe BIC SA(1)	589	45,598
Societe Generale(1)	13,217	703,228
Societe Television Francaise 1(1)	5,707	105,254
Sodexo(1)	2,147	131,889
Technip SA(1)	13,462	1,075,802
Thales SA(1)	1,691	62,938
Total SA(1)	57,502	3,115,859
Unibail-Rodamco SE(1)	3,737	704,262
Vallourec SA(1)	682	136,338
Veolia Environnement(1)	9,371	294,461
Vinci SA(1)	4,084	228,725
Vivendi SA(1)	18,739	493,203

		20,152,602

GERMANY — 5.4%
Adidas AG(1)	3,389	199,004
Allianz SE(1)	8,397	963,990
BASF SE(1)	17,687	1,034,167
Bayer AG(1)	16,781	1,073,652
Bayerische Motoren Werke AG(1)	14,362	703,724
Beiersdorf AG(1)	1,707	96,128
Celesio AG(1)	2,539	83,173
Commerzbank AG†(1)	9,167	71,930
Daimler AG†(1)	24,394	1,258,770
Deutsche Bank AG(1)	13,158	909,327
Deutsche Boerse AG†(1)	2,401	187,047
Deutsche Lufthansa AG†(1)	5,351	89,303
Deutsche Post AG (Sweden)(1)	15,296	247,692
Deutsche Postbank AG†(1)	2,159	74,214
Deutsche Telekom AG(1)	48,647	632,563
E.ON AG(1)	54,012	1,994,517
Fresenius Medical Care AG & Co. KGaA(1)	5,164	279,867
GEA Group AG(1)	2,834	63,051
Hochtief AG(1)	906	74,968
K+S AG(1)	7,560	433,943
Linde AG(1)	2,373	283,756
MAN SE(1)	2,122	200,927
Merck KGaA(1)	1,166	95,805
Metro AG(1)	9,048	543,734
Muenchener Rueckversicherungs AG(1)	3,860	545,509
Porsche Automobil Holding SE(1)	4,422	256,928
Puma AG Rudolf Dassler Sport(1)	291	97,425
RWE AG(1)	8,635	706,581
SAP AG†(1)	32,208	1,551,642
Siemens AG(1)	24,959	2,467,514
ThyssenKrupp AG(1)	6,482	212,311
TUI AG†(1)	4,542	50,367
Volkswagen AG(1)	4,713	444,226

		17,927,755

HONG KONG — 2.3%
Bank of East Asia, Ltd.(1)	73,858	262,489
BOC Hong Kong Holdings, Ltd.(1)	178,500	431,826
Cathay Pacific Airways, Ltd.(1)	45,000	93,201
Cheung Kong Holdings, Ltd.(1)	63,000	780,719
CLP Holdings, Ltd.(1)	62,500	437,744
Hang Lung Group, Ltd.(1)	38,000	185,431
Hang Lung Properties, Ltd.(1)	92,000	331,785
Hang Seng Bank, Ltd.(1)	38,800	529,358

Henderson Land Development Co., Ltd.(1)	49,000	306,766
Hong Kong & China Gas Co., Ltd.(1)	134,000	325,086
Hong Kong Exchanges and Clearing, Ltd.(1)	33,200	543,925
Hong Kong Electric Holdings, Ltd.(1)	40,000	236,294
Hopewell Holdings, Ltd.(1)	27,000	79,045
Hutchison Whampoa, Ltd.(1)	74,000	507,050
Hysan Development Co., Ltd.(1)	24,332	71,272
MTR Corp., Ltd.(1)	49,391	172,868
New World Development Co., Ltd.(1)	124,757	220,787
Sino Land Co., Ltd.(1)	85,977	154,301
Sun Hung Kai Properties, Ltd.(1)	54,000	753,256
Swire Pacific, Ltd., Class A(1)	35,000	390,592
The Link REIT(1)	89,627	221,755
Wharf Holdings, Ltd.(1)	63,000	340,739
Wheelock & Co., Ltd.(1)	45,000	137,542
Wing Hang Bank, Ltd.(1)	6,500	65,948

		7,579,779

INDONESIA — 0.8%
Astra International Tbk PT(1)	93,500	483,441
Bank Mandiri Tbk PT(1)	303,000	191,490
Bank Rakyat Indonesia(1)	257,500	254,511
Bumi Resources Tbk PT(1)	765,500	198,420
International Nickel Indonesia Tbk PT(1)	105,500	57,309
Lippo Karawaci TBK PT†(1)	475,000	30,378
Perusahaan Gas Negara PT(1)	437,500	196,435
PT Astra Agro Lestari Tbk(1)	20,000	48,622
PT Bank Central Asia(1)	541,000	325,889
PT Bank Danamon Indonesia Tbk(1)	142,500	90,048
PT Indosat Tbk(1)	70,500	45,544
PT Tambang Batubara Bukit Asam Tbk(1)	37,000	76,016
PT Unilever Indonesia Tbk(1)	83,500	127,401
Semen Gresik (Persero) PT(1)	65,000	58,396
Telekomunikasi Indonesia Tbk PT(1)	444,000	381,869
United Tractors Tbk PT(1)	71,000	151,017

		2,716,786

IRELAND — 0.0%
Experian PLC(1)	15,357	142,093
Shire PLC(1)	94	2,074

		144,167

ITALY — 1.6%
Assicurazioni Generali SpA(1)	34,565	728,625
Banco Popolare SC(1)	7,295	46,669
Enel SpA(1)	33,325	173,801
ENI SpA(1)	85,427	1,915,053
Fiat SpA(1)	8,180	108,113
Intesa Sanpaolo SpA(1)	273,026	898,535
Mediobanca SpA†(1)	2,922	26,974
Saipem SpA(1)	26,415	990,882
Telecom Italia SpA(1)	63,371	88,697
UniCredit SpA(1)	122,040	320,091
Unione di Banche Italiane SCPA(1)	6,718	83,092

		5,380,532

JAPAN — 21.4%
ACOM Co., Ltd.(1)	1,390	21,918
Advantest Corp.(1)	6,600	170,908
Aeon Co., Ltd.(1)	12,600	144,966
Aeon Credit Service Co., Ltd.(1)	2,700	29,390
Aeon Mall Co., Ltd.(1)	300	6,351
Aisin Seiki Co., Ltd.(1)	3,600	108,421
Ajinomoto Co., Inc.(1)	19,000	178,409
Amada Co., Ltd.(1)	10,000	82,153
Aozora Bank, Ltd.(1)	1,800	2,577
Asahi Breweries, Ltd.(1)	11,100	199,811
Asahi Glass Co., Ltd.(1)	40,200	475,408
Asahi Kasei Corp.(1)	38,000	212,285
Astellas Pharma, Inc.(1)	14,101	494,871
Bank of Kyoto, Ltd.(1)	12,000	105,593
Benesse Holdings Inc.(1)	1,900	87,578
Bridgestone Corp.(1)	38,400	640,791
Canon, Inc.(1)	51,700	2,360,362
Casio Computer Co., Ltd.(1)	11,300	88,652
Central Japan Railway Co.(1)	50	407,357
Chubu Electric Power Co., Inc.(1)	7,900	183,388
Chugai Pharmaceutical Co., Ltd.(1)	7,205	130,690
Chuo Mitsui Trust Holdings, Inc.(1)	52,518	201,220
Citizen Holdings Co., Ltd.(1)	13,800	95,502
Coca-Cola West Co., Ltd.(1)	500	8,850
Credit Saison Co., Ltd.(1)	4,100	60,087
Dai Nippon Printing Co., Ltd.(1)	14,400	198,652
Daicel Chemical Industries, Ltd.(1)	8,000	51,061
Daiichi Sankyo Co., Ltd.(1)	27,700	481,916
Daikin Industries, Ltd.(1)	13,600	515,287
Daito Trust Construction Co., Ltd.(1)	4,200	224,860
Daiwa House Industry Co., Ltd.(1)	21,400	229,882
Daiwa Securities Group, Inc.(1)	66,000	341,790
Denki Kagaku Kogyo Kabushiki Kaisha(1)	15,000	67,036
Denso Corp.(1)	31,109	901,349
DIC Corp.(1)	27,000	57,794
Dowa Holdings Co., Ltd.(1)	19,000	105,684
East Japan Railway Co.(1)	11,700	781,467
Eisai Co., Ltd.(1)	6,400	219,250
FamilyMart Co., Ltd.(1)	1,900	65,430
Fanuc, Ltd.(1)	9,100	1,076,432
Fast Retailing Co., Ltd.(1)	4,000	605,446
Fuji Electric Holdings Co., Ltd.(1)	7,000	21,121
Fuji Media Holdings, Inc.(1)	16	25,919
FUJIFILM Holdings Corp.(1)	16,800	576,731
Fujitsu, Ltd.(1)	89,400	632,778
Fukuoka Financial Group, Inc.(1)	27,000	116,130
Furukawa Electric Co., Ltd.(1)	20,600	101,689
Gunma Bank, Ltd.(1)	1,000	5,394
Hirose Electric Co., Ltd.(1)	900	97,232
Hitachi Construction Machinery Co., Ltd.(1)	4,000	85,029
Hitachi, Ltd.†(1)	114,800	503,793
Hokkaido Electric Power Co., Inc.(1)	500	9,707
Hokuhoku Financial Group, Inc.(1)	51,000	101,243
Honda Motor Co., Ltd.(1)	70,404	2,378,970
Hoya Corp.(1)	14,300	393,339
Ibiden Co., Ltd.(1)	5,900	210,718
IHI Corp.(1)	39,000	77,678
Inpex Corp.(1)	43	303,969

Isetan Mitsukoshi Holdings, Ltd.(1)	8,740	101,254
Ito En, Ltd.(1)	800	12,353
ITOCHU Corp.(1)	54,000	469,662
ITOCHU Techno-Solutions Corp.(1)	1,500	56,841
J Front Retailing Co., Ltd.(1)	10,500	61,000
Jafco Co., Ltd.(1)	200	6,150
Japan Prime Realty Investment Corp.(1)	3	7,128
Japan Real Estate Investment Corp.(1)	15	125,239
Japan Retail Fund Investment Corp.(1)	56	75,294
Japan Tobacco, Inc.(1)	256	885,127
JFE Holdings, Inc.(1)	12,600	453,941
JGC Corp.(1)	9,000	154,205
JS Group Corp.(1)	7,800	153,598
JSR Corp.(1)	5,300	107,760
JTEKT Corp.(1)	1,000	11,534
JX Holdings, Inc.†	73,284	408,802
Kajima Corp.(1)	43,800	110,980
Kamigumi Co., Ltd.(1)	1,000	8,243
Kaneka Corp.(1)	9,000	56,328
Kao Corp.(1)	19,800	479,260
Kawasaki Heavy Industries, Ltd.(1)	38,000	118,072
Kawasaki Kisen Kaisha, Ltd.†(1)	3,000	12,867
Keihin Electric Express Railway Co., Ltd.(1)	14,000	117,392
Keio Corp.(1)	6,000	38,799
Keyence Corp.(1)	2,200	524,685
Kikkoman Corp.(1)	4,000	44,138
Kinden Corp.(1)	1,000	8,868
Kintetsu Corp.(1)	51,500	162,572
Kirin Holdings Co., Ltd.(1)	26,800	384,812
Kobe Steel, Ltd.(1)	66,000	148,916
Komatsu, Ltd.(1)	47,500	958,631
Konami Corp.(1)	4,100	79,799
Konica Minolta Holdings, Inc.(1)	16,500	207,707
Kubota Corp.(1)	64,000	562,855
Kuraray Co., Ltd.(1)	10,500	137,703
Kurita Water Industries, Ltd.(1)	2,300	66,294
Kyocera Corp.(1)	5,600	550,801
Kyowa Hakko Kirin Co., Ltd.(1)	8,016	83,718
Kyushu Electric Power Co., Inc.(1)	3,900	78,906
Lawson, Inc.(1)	1,800	79,664
Leopalace21 Corp.†(1)	4,500	28,209
Mabuchi Motor Co., Ltd.(1)	900	49,537
Makita Corp.(1)	1,700	52,707
Marubeni Corp.(1)	84,200	498,855
Marui Group Co., Ltd.(1)	12,600	99,690
Matsui Securities Co., Ltd.(1)	7,400	55,600
MEIJI Holdings Co., Ltd.(1)	1,000	36,131
Minebea Co., Ltd.(1)	15,000	86,715
Mitsubishi Chemical Holdings Corp.(1)	28,500	152,048
Mitsubishi Corp.(1)	67,900	1,611,251
Mitsubishi Electric Corp.(1)	93,800	837,399
Mitsubishi Estate Co., Ltd.(1)	30,000	542,284
Mitsubishi Heavy Industries, Ltd.(1)	115,400	464,503
Mitsubishi Logistics Corp.(1)	3,000	39,375
Mitsubishi Materials Corp.†(1)	63,000	187,250
Mitsubishi Rayon Co., Ltd.†(1)	18,000	75,319
Mitsubishi UFJ Financial Group, Inc.(1)	240,411	1,250,841
Mitsubishi UFJ Lease & Finance Co., Ltd.(1)	300	11,626
Mitsui & Co., Ltd.(1)	56,800	857,066
Mitsui Chemicals, Inc.(1)	19,000	62,890
Mitsui Fudosan Co., Ltd.(1)	21,000	390,907
Mitsui Mining & Smelting Co., Ltd.(1)	38,000	104,559
Mitsui O.S.K. Lines, Ltd.(1)	19,000	143,161
Mizuho Financial Group, Inc.(1)	633,600	1,220,113
Mizuho Securities Co., Ltd.(1)	29,000	80,906
MS&AD Insurance Group Holdings(1)	12,580	361,385
Murata Manufacturing Co., Ltd.(1)	7,000	412,036
Namco Bandai Holdings, Inc.(1)	2,700	27,015
NEC Corp.(1)	77,800	257,009
NGK Insulators, Ltd.(1)	18,400	362,199
NGK Spark Plug Co., Ltd.(1)	7,000	94,869
Nidec Corp.(1)	3,800	393,772
Nikon Corp.(1)	7,400	166,312
Nintendo Co., Ltd.(1)	4,300	1,445,188
Nippon Building Fund, Inc.(1)	18	151,097
Nippon Electric Glass Co., Ltd.(1)	17,000	259,385
Nippon Express Co., Ltd.(1)	28,400	133,532
Nippon Meat Packers, Inc.(1)	8,400	105,320
Nippon Paper Group, Inc.(1)	2,500	70,386
Nippon Sheet Glass Co., Ltd.(1)	15,000	49,651
Nippon Steel Corp.(1)	249,000	890,466
Nippon Telegraph and Telephone Corp.(1)	8,600	349,083
Nippon Yusen Kabushiki Kaisha(1)	38,000	156,102
Nissan Chemical Industries, Ltd.(1)	7,000	93,515
Nissan Motor Co., Ltd.†(1)	71,900	629,758
Nisshin Seifun Group, Inc.(1)	5,500	67,715
Nisshinbo Holdings, Inc.(1)	2,000	21,317
Nissin Foods Holdings Co., Ltd.(1)	2,400	80,512
Nitto Denko Corp.(1)	6,700	262,306
NKSJ Holdings, Inc.†	30,900	224,345
Nomura Holdings, Inc.(1)	96,000	662,225
Nomura Real Estate Holdings, Inc.(1)	300	5,313
Nomura Real Estate Office Fund, Inc.(1)	1	5,653
Nomura Research Institute, Ltd.(1)	4,600	118,053
NSK, Ltd.(1)	22,000	168,295
NTN Corp.(1)	19,000	83,746
NTT Data Corp.(1)	51	185,381
NTT DoCoMo, Inc.(1)	114	177,325
NTT Urban Development Corp.(1)	6	5,824
Obayashi Corp.(1)	29,000	129,485
Obic Co., Ltd.(1)	370	74,255
OJI Paper Co., Ltd.(1)	35,800	168,850
Olympus Corp.(1)	4,400	132,096
Omron Corp.(1)	7,600	176,954
Onward Holdings Co., Ltd.(1)	5,000	41,505
Oracle Corp.(1)	1,700	84,236
Oriental Land Co., Ltd.(1)	2,000	141,745
ORIX Corp.(1)	650	59,531
Osaka Gas Co., Ltd.(1)	38,200	132,837
Panasonic Corp.(1)	92,500	1,352,205
Panasonic Electric Works Co., Ltd.(1)	11,000	135,763

Promise Co., Ltd.(1)	1,300	12,368
Resona Holdings, Inc.(1)	16,600	203,008
Ricoh Co., Ltd.(1)	31,000	529,877
Rohm Co., Ltd.(1)	4,800	356,982
Sanyo Electric Co., Ltd.†(1)	52,000	83,493
Sapporo Hokuyo Holdings, Inc.(1)	2,000	9,203
Sapporo Holdings, Ltd.(1)	3,000	14,784
SBI Holdings, Inc.(1)	413	89,164
Secom Co., Ltd.(1)	4,100	177,357
Seiko Epson Corp.(1)	4,900	87,089
Sekisui Chemical Co., Ltd.(1)	15,000	102,459
Sekisui House, Ltd.(1)	31,400	299,647
Seven & I Holdings Co., Ltd.(1)	33,600	857,926
Sharp Corp.(1)	26,800	349,699
Shimamura Co., Ltd.(1)	700	70,469
Shimano, Inc.(1)	4,400	200,291
Shimizu Corp.(1)	31,000	123,864
Shin-Etsu Chemical Co., Ltd.(1)	18,448	1,065,265
Shinsei Bank, Ltd.†(1)	45,000	58,140
Shionogi & Co., Ltd.(1)	7,400	133,106
Shiseido Co., Ltd.(1)	15,800	330,384
Showa Denko K.K.(1)	25,000	57,194
Showa Shell Sekiyu K.K.(1)	7,400	50,299
SMC Corp.(1)	3,000	430,569
Softbank Corp.(1)	41,600	931,067
Sony Corp.(1)	34,447	1,177,570
Sony Financial Holdings, Inc.(1)	5	18,042
Stanley Electric Co., Ltd.(1)	2,400	49,232
Sumitomo Chemical Co., Ltd.(1)	40,400	190,947
Sumitomo Corp.(1)	35,400	428,405
Sumitomo Electric Industries, Ltd.(1)	21,800	269,166
Sumitomo Heavy Industries, Ltd.(1)	17,000	112,713
Sumitomo Metal Industries, Ltd.(1)	155,000	421,890
Sumitomo Metal Mining Co., Ltd.(1)	39,400	583,867
Sumitomo Mitsui Financial Group, Inc.(1)	40,100	1,322,956
Sumitomo Realty & Development Co., Ltd.(1)	10,000	205,882
Suruga Bank, Ltd.(1)	1,000	9,820
Suzuki Motor Corp.(1)	6,600	139,329
T&D Holdings, Inc.(1)	7,600	198,007
Taiheiyo Cement Corp.†(1)	27,000	38,312
Taisei Corp.(1)	41,000	93,490
Taisho Pharmaceutical Co., Ltd.(1)	5,412	98,591
Takashimaya Co., Ltd.(1)	11,000	105,017
Takeda Pharmaceutical Co., Ltd.(1)	32,501	1,398,709
TDK Corp.(1)	4,200	265,906
Teijin, Ltd.(1)	30,800	97,594
Terumo Corp.(1)	8,500	433,154
The 77 Bank, Ltd.(1)	15,000	85,405
The Bank of Yokohama, Ltd.(1)	51,000	266,521
The Chiba Bank, Ltd.(1)	27,000	171,854
The Hachijuni Bank, Ltd.(1)	1,000	5,631
The Hiroshima Bank, Ltd.(1)	3,000	12,290
The Joyo Bank, Ltd.(1)	32,000	132,529
The Kansai Electric Power Co., Inc.(1)	13,500	300,323
The Nishi-Nippon City Bank, Ltd.(1)	27,000	77,725
The Shizuoka Bank, Ltd.(1)	25,000	209,870
The Sumitomo Trust & Banking Co., Ltd.(1)	97,000	588,480
THK Co., Ltd.(1)	1,700	36,889
Tobu Railway Co., Ltd.(1)	26,200	138,084
Toho Co., Ltd.(1)	2,800	48,374
Tohoku Electric Power Co., Inc.(1)	7,900	161,038
Tokio Marine Holdings, Inc.(1)	34,371	1,023,661
Tokyo Broadcasting System, Inc.(1)	3,200	55,471
Tokyo Electric Power Co., Inc.(1)	19,600	491,751
Tokyo Electron, Ltd.(1)	9,500	627,861
Tokyo Gas Co., Ltd.(1)	41,400	175,643
Tokyo Tatemono Co., Ltd.(1)	9,000	41,568
Tokyu Corp.(1)	35,000	146,496
Tokyu Land Corp.(1)	1,000	4,288
TonenGeneral Sekiyu K.K.(1)	11,000	93,855
Toppan Printing Co., Ltd.(1)	13,200	120,562
Toray Industries, Inc.(1)	38,100	217,381
Toshiba Corp.†(1)	99,000	567,664
Tosoh Corp.(1)	20,000	56,259
TOTO, Ltd.(1)	16,200	108,195
Toyo Seikan Kaisha, Ltd.(1)	6,400	109,697
Toyoda Gosei Co., Ltd.(1)	600	16,478
Toyota Boshoku Corp.(1)	2,300	40,715
Toyota Industries Corp.(1)	3,050	88,942
Toyota Motor Corp.(1)	78,200	3,020,091
Trend Micro, Inc.(1)	4,000	134,550
Unicharm Corp.(1)	1,900	184,477
UNY Co., Ltd.(1)	4,900	44,477
Ushio, Inc.(1)	2,000	33,126
USS Co., Ltd.(1)	850	58,044
West Japan Railway Co.(1)	15	54,607
Yahoo! Japan Corp.(1)	600	229,289
Yakult Honsha Co., Ltd.(1)	3,100	81,134
Yamada Denki Co., Ltd.(1)	3,220	250,448
Yamaha Corp.(1)	4,000	49,295
Yamaha Motor Co., Ltd.†(1)	1,600	23,576
Yamato Holdings Co., Ltd.(1)	7,700	110,722
Yamazaki Baking Co., Ltd.(1)	3,000	38,176
Yokogawa Electric Corp.(1)	8,700	74,234

		71,108,755

LUXEMBOURG — 0.3%
ArcelorMittal(1)	16,477	649,096
Millicom International Cellular SA SDR(1)	600	52,553
Oriflame Cosmetics SA SDR(1)	4,231	241,574

		943,223

MALAYSIA — 0.0%
YTL Corp.(1)	418	967

MAURITIUS — 0.0%
Golden Agri-Resources, Ltd.(1)	136,683	57,536

NETHERLANDS — 2.4%
Aegon NV†(1)	47,147	330,046
Akzo Nobel NV(1)	6,809	400,234
ASML Holding NV(1)	13,061	425,749
Corio NV(1)	1,711	99,404
European Aeronautic Defence and Space Co. NV(1)	4,088	75,760
Fugro NV(1)	6,553	427,574
Heineken NV(1)	18,905	877,538
ING Groep NV†(1)	40,794	365,162
James Hardie Industries SE†(1)	22,203	155,433
Koninklijke Ahold NV(1)	46,829	642,957
Koninklijke DSM NV(1)	4,158	185,362
Koninklijke KPN NV(1)	41,303	617,536
Koninklijke Philips Electronics NV(1)	24,408	824,788
Reed Elsevier NV(1)	18,448	219,005
SBM Offshore NV(1)	15,065	298,547
STMicroelectronics NV(1)	15,622	146,130
TNT NV(1)	20,656	634,087
Unilever NV(1)	36,504	1,115,593
Wolters Kluwer NV(1)	11,584	237,561

		8,078,466

NORWAY — 1.4%
DnB NOR ASA(1)	35,105	413,092
Norsk Hydro ASA(1)	46,673	361,613
Orkla ASA(1)	41,519	349,974
Renewable Energy Corp. ASA†(1)	5,000	17,155
Statoil ASA(1)	36,211	874,138
Telenor ASA(1)	64,519	921,785
Yara International ASA(1)	44,571	1,555,878

		4,493,635

POLAND — 1.4%
Asseco Poland SA(1)	8,592	164,716
Bank Handlowy w Warszawie SA†(1)	5,898	161,961
Bank Pekao SA(1)	16,685	947,095
Bank Zachodni WBK SA(1)	3,702	271,275
BRE Bank SA†(1)	1,302	124,334
Getin Holding SA†(1)	41,599	153,272
Globe Trade Centre SA†(1)	16,400	129,423
Kghm Polska Miedz SA(1)	15,281	571,290
PBG SA(1)	1,200	96,337
Polski Koncern Naftowy SA†(1)	37,585	497,682
Polskie Gornictwo Naftowe I Gazownictwo SA(1)	145,278	170,691
Powszechna Kasa Oszczednosci Bank Polski SA(1)	68,451	982,560
Telekomunikacja Polska SA(1)	87,905	479,269

		4,749,905

RUSSIA — 1.4%
LUKOIL ADR	12,600	720,720
Mining & Metallurgical Co. Norilsk Nickel ADR†	31,455	603,936
Mobile Telesystems OJSC ADR†	5,200	287,300
NovaTek OAO GDR(1)	2,083	157,305
OAO Gazprom ADR	61,650	1,431,513
Polyus Gold Co. ADR	6,292	157,363
Rosneft Oil Co. GDR†	40,950	332,104
Surgutneftegaz ADR	39,100	373,796
Tatneft GDR†	10,142	310,345
VTB Bank OJSC GDR(1)	70,333	377,572

		4,751,954

SINGAPORE — 0.9%
Ascendas Real Estate Investment Trust(1)	34,000	47,956
CapitaLand, Ltd.(1)	56,000	151,134
CapitaMall Trust(1)	49,004	68,910
City Developments, Ltd.(1)	12,983	100,011
ComfortDelgro Corp., Ltd.(1)	43,481	49,493
DBS Group Holdings, Ltd.(1)	37,947	420,408
Fraser and Neave, Ltd.(1)	23,000	81,469
Genting Singapore PLC†(1)	109,000	74,930
Jardine Cycle & Carriage, Ltd.(1)	3,025	66,459
Keppel Corp., Ltd.(1)	30,000	213,117
Olam International, Ltd.(1)	28,000	52,772
Oversea-Chinese Banking Corp., Ltd.(1)	55,901	354,874
SembCorp Industries, Ltd.(1)	24,370	74,133
Sembcorp Marine, Ltd.(1)	20,800	63,897
Singapore Airlines, Ltd.(1)	17,810	195,469
Singapore Exchange, Ltd.(1)	19,008	112,854
Singapore Press Holdings, Ltd.(1)	32,952	98,471
Singapore Technologies Engineering, Ltd.(1)	29,000	66,589
Singapore Telecommunications, Ltd.(1)	177,560	393,982
United Overseas Bank, Ltd.(1)	26,059	381,808
Wilmar International, Ltd.(1)	30,000	150,442

		3,219,178

SPAIN — 3.2%
ACS Actividades de Construccion y Servicios SA(1)	6,990	314,437
Banco Bilbao Vizcaya Argentaria SA(1)	95,375	1,248,843
Banco Popular Espanol SA(1)	80,105	566,010
Banco Santander SA(1)	221,417	2,781,775
Criteria CaixaCorp SA(1)	5,275	26,256
Gas Natural SDG SA(1)	836	14,319
Iberdrola SA (Barcelona)(1)	52,812	420,695
Iberdrola SA (London)	40,524	322,601
Indra Sistemas SA(1)	1,666	33,223
Industria de Diseno Textil SA(1)	6,603	405,893
Mapfre SA(1)	18,344	59,859
Repsol YPF SA(1)	23,867	560,194
Telefonica SA(1)	167,841	3,769,172
Zardoya Otis SA(1)	2,724	42,586

		10,565,863

SWEDEN — 2.7%
Alfa Laval AB(1)	9,578	143,859
Assa Abloy AB, Class B(1)	8,188	190,442
Atlas Copco AB, Class A(1)	25,540	414,808
Atlas Copco AB, Class B(1)	12,003	175,745
Electrolux AB, Class B(1)	7,900	204,221
Getinge AB, Class B(1)	16,483	370,568
Hennes & Mauritz AB, Class B(1)	20,010	1,275,565

Holmen AB(1)	1,750	44,369
Husqvarna AB, Class B(1)	6,100	45,113
Investor AB, Class B(1)	26,281	499,414
Kinnevik Investment AB(1)	1,985	36,436
Lundin Petroleum AB†(1)	6,728	40,919
Nordea Bank AB(1)	77,460	760,237
Ratos AB (1)	800	24,921
Sandvik AB(1)	29,875	432,451
Scania AB, Class B(1)	1,885	33,191
Securitas AB, Class B(1)	2,326	24,610
Skandinaviska Enskilda Banken AB, Class A(1)	11,092	76,417
Skanska AB, Class B(1)	9,841	163,950
SKF AB, Class B(1)	10,488	211,075
SSAB AB, Class A(1)	4,852	85,920
Svenska Cellulosa AB, Class B(1)	23,071	302,210
Svenska Handelsbanken AB, Class A(1)	18,289	515,606
Swedbank AB, Class A†(1)	4,484	48,589
Swedish Match AB(1)	10,138	231,431
Tele2 AB, Class B(1)	5,785	98,333
Telefonaktiebolaget LM Ericsson, Class B(1)	129,932	1,510,886
TeliaSonera AB(1)	59,673	409,876
Volvo AB, Class A†(1)	12,701	153,749
Volvo AB, Class B†(1)	31,453	389,301

		8,914,212

SWITZERLAND — 6.6%
ABB, Ltd.†(1)	71,140	1,369,079
Baloise Holding AG(1)	1,351	106,180
Cie Financiere Richemont SA(1)	21,629	799,570
Credit Suisse Group AG(1)	32,337	1,479,312
GAM Holding, Ltd.†(1)	9,202	114,409
Geberit AG(1)	830	147,630
Givaudan SA(1)	182	158,428
Holcim, Ltd.(1)	8,766	657,337
Julius Baer Group, Ltd.(1)	9,202	317,801
Logitech International SA†(1)	6,025	98,561
Lonza Group AG(1)	861	67,545
Nestle SA(1)	117,140	5,716,958
Nobel Biocare Holding AG(1)	14,921	327,772
Novartis AG(1)	56,264	2,870,658
Pargesa Holding SA(1)	200	16,289
Roche Holding AG(1)	16,931	2,673,965
Schindler Holding AG(1)	1,772	155,790
Straumann Holding AG(1)	1,366	338,572
Swiss Life Holding AG†(1)	677	82,424
Swiss Reinsurance Co., Ltd.(1)	9,695	422,635
Swisscom AG(1)	462	156,616
Syngenta AG(1)	6,743	1,712,231
The Swatch Group AG(1)	1,409	77,254
The Swatch Group AG, Class B(1)	1,747	514,968
UBS AG†(1)	43,647	674,325
Zurich Financial Services AG(1)	3,349	746,676

		21,802,985

THAILAND — 0.0%
Univest Land PCL†(3)(4)	22,500	0

TURKEY — 1.0%
Akbank TAS(1)	82,938	411,694
Anadolu Efes Biracilik ve Malt Sanayii AS(1)	20,205	250,969
BIM Birlesik Magazalar AS GDR(1)	3,503	196,716
Enka Insaat ve Sanayi AS(1)	27,811	133,078
Eregli Demir ve Celik Fabrikalari TAS†(1)	46,661	146,483
Haci Omer Sabanci Holdings AS(1)	31,207	141,487
KOC Holding AS(1)	23,314	89,359
Tupras-Turkiye Petrol Rafinerileri AS(1)	8,715	192,613
Turk Telekomunikasyon AS(1)	48,070	177,442
Turkcell Iletisim Hizmet AS(1)	44,590	288,523
Turkiye Garanti Bankasi AS(1)	96,235	467,674
Turkiye Halk Bankasi AS†(1)	18,082	142,209
Turkiye Is Bankasi, Class C(1)	83,569	291,285
Turkiye Vakiflar Bankasi Tao†(1)	38,118	100,109
Yapi Ve Kredi Bankasi AS†(1)	42,788	121,565

		3,151,206

UNITED KINGDOM — 15.9%
3i Group PLC(1)	18,604	77,004
Admiral Group PLC(1)	4,841	96,920
Aggreko PLC(1)	16,712	312,599
AMEC PLC(1)	32,837	414,193
Anglo American PLC†(1)	27,383	1,172,783
Antofagasta PLC(1)	96	1,464
Associated British Foods PLC(1)	66	1,015
AstraZeneca PLC(1)	35,759	1,581,082
Aviva PLC(1)	66,056	349,565
BAE Systems PLC(1)	65,631	344,984
Balfour Beatty PLC(1)	10,256	43,422
Barclays PLC(1)	175,168	896,863
Berkeley Group Holdings PLC†(1)	2,361	29,985
BG Group PLC(1)	100,786	1,692,155
BHP Billiton PLC(1)	11,448	351,711
BP PLC(1)	610,443	5,317,948
British Airways PLC†(1)	19,563	67,360
British American Tobacco PLC(1)	53,325	1,674,836
British Land Co. PLC(1)	28,182	201,132
British Sky Broadcasting Group PLC(1)	60,560	567,982
BT Group PLC(1)	203,716	394,508
Bunzl PLC(1)	7,445	86,930
Burberry Group PLC(1)	12,959	133,406
Cable & Wireless Communications PLC(1)	533	503
Cable & Wireless Worldwide†	533	705
Cairn Energy PLC†(1)	260	1,587
Carnival PLC(1)	4,520	195,949
Centrica PLC(1)	79,672	357,067
Charter International PLC(1)	18,677	230,225

Cobham PLC(1)	21,879	88,716
Compass Group PLC(1)	54,484	444,717
Diageo PLC(1)	77,526	1,322,112
Drax Group PLC(1)	128	708
EnQuest PLC†	23,000	34,734
FirstGroup PLC(1)	14,827	86,503
G4S PLC(1)	7,546	30,846
GlaxoSmithKline PLC(1)	134,963	2,499,500
Hammerson PLC(1)	22,558	131,845
Home Retail Group PLC(1)	14,476	60,985
HSBC Holdings PLC(1)	530,723	5,406,687
ICAP PLC(1)	4,477	25,771
Imperial Tobacco Group PLC(1)	21,734	620,391
Intercontinental Hotels Group PLC(1)	8,936	157,182
International Power PLC(1)	11,003	55,592
Invensys PLC(1)	15,133	78,066
Investec PLC(1)	5,892	46,712
J Sainsbury PLC(1)	28,176	144,745
Johnson Matthey PLC(1)	5,539	147,522
Kingfisher PLC(1)	20,793	79,451
Ladbrokes PLC(1)	16,149	38,482
Land Securities Group PLC(1)	24,815	247,767
Legal & General Group PLC(1)	154,488	200,104
Liberty International PLC(1)	14,635	109,519
Lloyds Banking Group PLC†(1)	239,376	239,382
London Stock Exchange Group PLC(1)	940	9,801
Lonmin PLC†(1)	35	1,016
Man Group PLC, Class B(1)	75,905	282,189
Marks & Spencer Group PLC(1)	29,619	165,914
National Grid PLC(1)	94,907	916,408
Next PLC(1)	4,627	162,324
Old Mutual PLC(1)	144,090	254,633
Pearson PLC(1)	24,000	385,286
Petrofac, Ltd.(1)	20,453	355,434
Prudential PLC(1)	64,705	573,059
Reckitt Benckiser Group PLC(1)	17,732	920,288
Reed Elsevier PLC(1)	32,796	258,308
Rexam PLC(1)	16,605	81,609
Rio Tinto PLC(1)	20,737	1,046,066
Rolls-Royce Group PLC C Shares†	4,027,770	6,163
Rolls-Royce Group PLC†(1)	38,343	338,618
Royal Bank of Scotland Group PLC†(1)	414,021	340,081
Royal Dutch Shell PLC, Class A(1)	114,979	3,597,496
Royal Dutch Shell PLC, Class B(1)	78,522	2,369,472
RSA Insurance Group PLC(1)	98,048	181,331
SABMiller PLC(1)	30,473	956,875
Schroders PLC(1)	3,016	63,560
Scottish & Southern Energy PLC(1)	40,485	667,888
Segro PLC(1)	22,761	106,937
Serco Group PLC(1)	3,023	28,894
Severn Trent PLC(1)	13,543	240,002
Smith & Nephew PLC(1)	71,913	746,523
Smiths Group PLC(1)	9,006	155,090
Standard Chartered PLC(1)	58,470	1,558,557
Standard Life PLC(1)	55,053	166,851
Tesco PLC(1)	158,592	1,054,971
The Capita Group PLC(1)	4,409	53,832

The Sage Group PLC(1)	44,875	168,193
Tomkins PLC(1)	20,433	77,751
Tullow Oil PLC(1)	132	2,283
Unilever PLC(1)	31,193	934,427
United Utilities Group PLC(1)	6,184	50,735
Vedanta Resources PLC(1)	30	1,156
Vodafone Group PLC(1)	1,263,573	2,808,929
Whitbread PLC(1)	5,136	120,700
WM Morrison Supermarkets PLC(1)	308	1,363
Wolseley PLC†(1)	1,463	36,794
WPP PLC(1)	98,196	1,043,990
Xstrata PLC(1)	28,886	478,346

		52,664,065

UNITED STATES — 0.2%
Synthes, Inc.(1)	6,362	724,689

TOTAL COMMON STOCK (cost $267,613,784)		275,861,185

Preferred Stock — 0.6%

BRAZIL — 0.5%
Bradespar SA	2,051	47,279
Centrais Eletricas Brasileiras SA, Class B	9,440	164,009
Cia Energetica de Minas Gerais	6,590	104,447
Gerdau SA	5,591	91,508
Itau Unibanco Holding SA	18,836	408,524
Itausa — Investimentos Itau SA	23,217	160,145
Metalurgica Gerdau SA	2,566	50,250
Petroleo Brasileiro SA	28,609	539,839
Tele Norte Leste Participacoes SA	4,935	74,497

		1,640,498

GERMANY — 0.1%
Henkel AG & Co. KGaA(1)	1,955	104,615
RWE AG(1)	736	56,794
Volkswagen AG(1)	2,917	281,258

		442,667

TOTAL PREFERRED STOCK (cost $1,635,925)		2,083,165

Rights †— 0.0%

AUSTRALIA — 0.0%
Nufarm, Ltd. expires 5/14/2010	1,119	1,957

NORWAY — 0.0%
Renewable Energy Corp ASA expires 5/20/2010	2,500	3,467

POLAND — 0.0%
Asseco Poland SA expires 5/5/2010†	8,592	379

TOTAL RIGHTS (cost $0)		5,803

Warrants† — 0.0%

FRANCE — 0.0%
Fonciere Des Regions Expires 12/31/10 (strike price $65.00)	544	511

HONG KONG — 0.0%
Henderson Land Development Expires 12/31/11 (strike price $58.00)	9,800	0

ITALY — 0.0%
Mediobanca SpA Expires 03/18/11 (strike price $9.00)	3,342	293
Unione di Banche Italiane SCPA Expires 06/30/11 (strike price $12.30)	7,206	297

		590

TOTAL WARRANTS (cost $0)		1,101

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $269,249,709)		277,951,254

REPURCHASE AGREEMENT — 15.2%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/10, to be repurchased 05/03/10 in the amount of $50,450,042 and collateralized by $51,515,000 of United States Treasury Bills, bearing interest at 0.20% due 10/28/10 and having approximate value of $51,463,485 (cost $50,450,000)	$50,450,000	50,450,000

TOTAL INVESTMENTS — (cost $319,699,709)(2)	98.9%	328,401,254
Other assets less liabilities	1.1	3,690,031

NET ASSETS —	100.0%	$332,091,285

†	Non-income producing security

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $268,422,318 representing 80.8% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

(3)	Fair valued security. Securities are classified as level 3 based on the securities valuation inputs; see Note 1.

(4)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $0 representing 0.0% of nets assets.
ADR — American Depository Receipt
GDR — Global Depository Receipt
PPS — Price Protected Shares
Open Futures Contracts

					Value as of	Unrealized
Number of			Expiration	Value at	April 30,	Appreciation
Contracts	Type	Description	Month	Trade Date	2010	(Depreciation)

70	Long	DAX Index Future	June 2010	$13,831,466	$14,264,984	$433,518
190	Long	Dow Jones Euro Stoxx 50 Future	June 2010	7,104,035	6,942,369	(161,666)
133	Long	Financial Times Stock Exch. 100 Index	June 2010	11,380,180	11,211,973	(168,207)
64	Long	Hang Seng China Enterprises Index	May 2010	4,869,889	4,964,863	94,974
402	Long	SGX S&P CNX Nifty Index	May 2010	4,284,135	4,229,442	(54,693)
37	Long	Singapore Index Future	May 2010	1,909,138	1,893,130	(16,008)
40	Long	Toyko Price Index	June 2010	3,901,805	4,182,531	280,726

						$408,644

Open Forward Foreign Currency Contracts

Contract to		In Exchange		Delivery	Gross Unrealized
Deliver		For		Date	Appreciation

* HKD	45,986,229	USD	5,927,588	5/20/2010	$3,746
USD	14,222,245	AUD	15,440,165	5/20/2010	38,671

					$42,417

Contract to		In Exchange		Delivery	Gross Unrealized
Deliver		For		Date	Depreciation

* EUR	12,395,320	USD	16,455,641	5/20/2010	$(49,065)
* JPY	1,648,785,547	USD	17,547,589	5/20/2010	(6,897)
* USD	3,798,070	HKD	29,475,609	5/20/2010	(1,089)
USD	995,001	CHF	1,051,984	5/20/2010	(17,246)
* USD	4,526,226	JPY	421,513,888	5/20/2010	(38,402)
* USD	16,076,422	EUR	12,042,522	5/20/2010	(41,477)
USD	15,950,424	GBP	10,380,796	5/20/2010	(68,221)

					(222,397)

Net Unrealized Appreciation (Depreciation)					$(179,980)

*	Represents partially offsetting forward foreign currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.

AUD — Australian Dollar	GBP — British Pound	JPY — Japanese Yen
CHF — Swiss Franc	HKD — Hong Kong Dollar	USD — United States Dollar
EUR — Euro Dollar

Industry Allocation*
Repurchase Agreements	15.2%
Banks-Commercial	7.8
Oil Companies-Integrated	6.8
Medical-Drugs	4.7
Diversified Banking Institutions	4.2
Auto-Cars/Light Trucks	3.0
Diversified Minerals	2.9
Food-Misc.	2.7
Telephone-Integrated	2.4
Electric-Integrated	2.4
Chemicals-Diversified	1.7
Insurance-Multi-line	1.3
Electronic Components-Misc.	1.3
Real Estate Operations & Development	1.3
Steel-Producers	1.2
Import/Export	1.2
Cellular Telecom	1.1
Oil-Field Services	1.1
Agricultural Chemicals	1.1
Brewery	1.1
Tobacco	1.0
Food-Retail	1.0
Metal-Diversified	1.0
Diversified Manufacturing Operations	0.9
Office Automation & Equipment	0.9
Diversified Operations	0.9
Telecom Services	0.9
Retail-Apparel/Shoe	0.9
Audio/Video Products	0.9
Wireless Equipment	0.8
Medical Products	0.8
Real Estate Investment Trusts	0.8
Transport-Rail	0.7
Oil Companies-Exploration & Production	0.7
Multimedia	0.6
Machinery-General Industrial	0.6
Insurance-Property/Casualty	0.6
Insurance-Life/Health	0.6
Machinery-Construction & Mining	0.5
Enterprise Software/Service	0.5
Engineering/R&D Services	0.5
Auto/Truck Parts & Equipment-Original	0.5
Building Products-Cement	0.5
Electric Products-Misc.	0.5
Beverages-Wine/Spirits	0.5
Retail-Jewelry	0.5
Toys	0.4
Cosmetics & Toiletries	0.4
Oil Refining & Marketing	0.4
Gas-Distribution	0.4
Finance-Investment Banker/Broker	0.4
Soap & Cleaning Preparation	0.4
Retail-Misc./Diversified	0.3
Industrial Gases	0.3
Photo Equipment & Supplies	0.3
Industrial Automated/Robotic	0.3
Semiconductor Equipment	0.3
Insurance-Reinsurance	0.3
Transport-Services	0.3
Investment Companies	0.3
Paper & Related Products	0.3
Rubber-Tires	0.3
Retail-Major Department Stores	0.3
Building & Construction-Misc.	0.3
Metal Processors & Fabrication	0.3
Computers-Integrated Systems	0.3
Finance-Other Services	0.3
Electric-Transmission	0.3
Transport-Marine	0.3
Building & Construction Products-Misc.	0.2
Building-Heavy Construction	0.2
Real Estate Management/Services	0.2
Aerospace/Defense	0.2
Electronic Measurement Instruments	0.2
Gold Mining	0.2
Oil & Gas Drilling	0.2
Power Converter/Supply Equipment	0.2
Building-Residential/Commercial	0.2
Machinery-Electrical	0.2
Mining	0.2
Water	0.2
Food-Catering	0.2
Cable/Satellite TV	0.2
Machinery-Farming	0.2
Textile-Products	0.2
Retail-Automobile	0.2
Food-Meat Products	0.2
Building Products-Doors & Windows	0.2
Electronic Components-Semiconductors	0.2
Building Products-Air & Heating	0.2
Hotels/Motels	0.2
Publishing-Books	0.1
Metal-Aluminum	0.1
Machine Tools & Related Products	0.1
Food-Wholesale/Distribution	0.1
Distribution/Wholesale	0.1
Airlines	0.1
Transport-Truck	0.1
Athletic Footwear	0.1
Apparel Manufacturers	0.1
Medical Instruments	0.1
Printing-Commercial	0.1
Commercial Services	0.1
Metal-Iron	0.1
Dialysis Centers	0.1
Chemicals-Specialty	0.1
Coal	0.1
Computers-Memory Devices	0.1
Seismic Data Collection	0.1
Containers-Paper/Plastic	0.1
Agricultural Operations	0.1
Retail-Consumer Electronics	0.1
Optical Supplies	0.1
Non-Ferrous Metals	0.1
Publishing-Periodicals	0.1
Security Services	0.1
Web Portals/ISP	0.1
Circuit Boards	0.1
Medical-Biomedical/Gene	0.1
Appliances	0.1
Bicycle Manufacturing	0.1
Cruise Lines	0.1
Containers-Metal/Glass	0.1
Investment Management/Advisor Services	0.1
Applications Software	0.1
Computer Software	0.1
Aerospace/Defense-Equipment	0.1
Computer Services	0.1
Telecommunication Equipment	0.1
Finance-Credit Card	0.1

98.9%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
France	$—	$20,152,602	+	$—	$20,152,602
Germany	—	17,927,755	+	—	17,927,755
Japan	633,147	70,475,608	+	—	71,108,755
Switzerland	—	21,802,985	+	—	21,802,985
United Kingdom	41,602	52,622,463	+	—	52,664,065
Other Countries*	7,206,785	84,998,238	+	0	92,205,023
Preferred Stock	1,640,498	442,667	+	—	2,083,165
Rights	5,803	—		—	5,803
Warrants	1,101	—		—	1,101
Repurchase Agreement	—	50,450,000		—	50,450,000
Other Financial Instruments:@
Open Futures Contracts Appreciation	809,218	—		—	809,218
Open Futures Contracts Depreciation	(400,574)	—		—	(400,574)
Open Forward Foreign Currency Contracts Appreciation	—	42,417		—	42,417
Open Forward Foreign Currency Contracts Depreciation	—	(222,397)		—	(222,397)

Total	$9,937,580	$318,692,338		$0	$328,629,918

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $268,422,318 representing 80.8% of net assets. See Note 1.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2010	$0
Accrued discounts/premiums	—
Realized gain(loss)	—
Change in unrealized appreciation(depreciation)	—
Net purchases(sales)	—
Transfers in and/or out of Level 3	—

Balance as of 4/30/2010	$0

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EMERGING MARKETS PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

Common Stock — 90.1%	Shares/
	Principal	Value
	Amount	(Note 1)

ANTIGUA — 0.7%
Sinovac Biotech, Ltd.†	341,564	$1,977,655

BERMUDA — 1.9%
China Green Holdings, Ltd.(1)	2,115,000	2,442,369
Credicorp, Ltd.	33,702	2,927,356

		5,369,725

BRAZIL — 8.3%
Banco Santander Brasil SA ADR	408,287	4,748,378
CPFL Energia SA	1	20
JHSF Participacoes SA	1,468,556	2,416,264
PDG Realty SA Empreendimentos e Participacoes	296,463	2,722,019
Petroleo Brasileiro SA ADR	166,313	7,056,661
Vale SA ADR	92,808	2,842,709
Vivo Participacoes SA ADR	128,316	3,396,524

		23,182,575

CAYMAN ISLANDS — 2.8%
China Shanshui Cement Group, Ltd.(1)	2,833,000	1,440,193
International Mining Machinery Holdings, Ltd.†(1)	2,778,500	1,391,142
Intime Department Store Group Co., Ltd.(1)	1,378,000	1,319,608
Lonking Holdings, Ltd.(1)	4,949,000	3,706,078

		7,857,021

CHILE — 1.9%
Banco Santander Chile ADR	40,823	2,689,828
Enersis SA ADR	127,944	2,544,806

		5,234,634

CHINA — 10.5%
China Citic Bank Corp., Ltd.(1)(2)	3,156,000	2,064,054
China Coal Energy Co.(1)	1,512,000	2,260,716
China Construction Bank Corp.(1)	7,918,000	6,423,386
China National Materials Co., Ltd.(1)	3,856,000	2,490,984
China Shenhua Energy Co., Ltd.(1)	834,000	3,554,720
Dongfeng Motor Group Co., Ltd.(1)	1,030,000	1,451,011
Guangzhou R&F Properties Co., Ltd.(1)	1,324,000	1,726,112
Industrial & Commercial Bank of China(1)	7,751,000	5,686,081
Ping An Insurance Group Co. of China Ltd.(1)	290,000	2,468,357
Shanghai Prime Machinery Co., Ltd.(1)	6,802,000	1,302,874

		29,428,295

HONG KONG — 4.5%
China Mobile, Ltd.(1)	518,000	5,071,796
CNOOC, Ltd.(1)	3,879,000	6,845,783
Shanghai Industrial Holdings, Ltd.(1)	119,000	513,752

		12,431,331

INDIA — 4.8%
Bank of Baroda(1)	167,699	2,598,885
HCL Technologies, Ltd.(1)	373,436	3,294,317
ICICI Bank, Ltd.(1)	104,607	2,198,140
Patni Computer Systems, Ltd.(1)	33,190	400,541
Sterlite Industries India, Ltd.(1)	139,822	2,591,681
Sterlite Industries India, Ltd. ADR	121,584	2,205,534

		13,289,098

INDONESIA — 3.5%
Astra International Tbk PT(1)	504,500	2,608,511
Bank Mandiri Tbk PT(1)	4,389,000	2,773,763
Bank Rakyat Indonesia(1)	2,752,500	2,720,544
XL Axiata Tbk PT†(1)(2)	4,030,000	1,659,771

		9,762,589

ISRAEL — 0.8%
Teva Pharmaceutical Industries, Ltd. ADR	39,800	2,337,454

JERSEY — 0.5%
United Co. RUSAL PLC†(1)	1,440,000	1,523,908

KAZAKHSTAN — 0.9%
KazMunaiGas Exploration Production GDR	106,552	2,621,179

LUXEMBOURG — 0.8%
Oriflame Cosmetics SA SDR(1)	38,881	2,219,959

MALAYSIA — 2.0%
Tenaga Nasional Bhd(1)	1,146,500	3,041,249
Top Glove Corp. Bhd(1)	658,200	2,609,349

		5,650,598

MEXICO — 5.2%
America Movil SAB de CV, Series L ADR	46,546	2,396,188
Corp GEO SAB de CV, Series B†	788,000	2,495,411
Fomento Economico Mexicano SAB de CV ADR	71,271	3,373,256
Grupo Comercial Chedraui SA de CV†(2)	419,744	1,225,592
Grupo Financiero Banorte SAB de CV	564,053	2,267,711
Kimberly-Clark de Mexico SAB de CV, Class A	457,457	2,653,955

		14,412,113

PANAMA — 0.9%
Copa Holdings SA, Class A	43,473	2,464,050

RUSSIA — 5.3%
Gazprom OAO	851,466	4,938,503
Gazprom OAO ADR	66,355	1,540,763
Mechel ADR	86,306	2,218,064
Mobile Telesystems OJSC ADR†	60,175	3,324,668
Sberbank(1)	986,877	2,657,134

		14,679,132

SOUTH AFRICA — 6.3%
African Bank Investments, Ltd.(1)	749,435	3,600,320
Anglo Platinum, Ltd.†(1)	21,214	2,321,024
FirstRand, Ltd.(1)	844,812	2,326,939
JD Group, Ltd.(1)	516,173	3,046,447
Standard Bank Group, Ltd.(1)	243,152	3,769,416
Woolworths Holdings Ltd.(1)	814,820	2,584,916

		17,649,062

SOUTH KOREA — 13.5%
CJ O Shopping Co., Ltd.†(1)	25,345	1,900,019

Daelim Industrial Co., Ltd.(1)	42,172	2,388,866
Daum Communications Corp.†(1)	34,903	2,072,640
Heerim Architects & Planners(1)	6,094	50,453
Hyundai Department Store Co., Ltd.(1)	26,277	2,355,588
Hyundai Mobis(1)	25,329	4,206,342
Korea Zinc Co., Ltd.(1)	15,763	2,744,294
LG Display Co., Ltd.(1)	48,710	2,064,819
POSCO(1)	2,970	1,333,826
Samsung Electronics Co., Ltd.(1)	13,268	10,034,809
Shinhan Financial Group Co., Ltd.(1)	144,570	6,107,248
Woori Finance Holdings Co., Ltd.(1)(2)	157,140	2,482,644

		37,741,548

TAIWAN — 9.9%
Advanced Semiconductor Engineering, Inc.(1)	2,870,000	2,802,398
Altek Corp.(1)	740,000	1,230,793
Coretronic Corp.(1)	1,839,000	2,783,484
HON HAI Precision Industry Co., Ltd.(1)	396,350	1,851,335
Macronix International Co., Ltd.(1)	4,222,000	2,794,231
Powertech Technology, Inc.(1)	660,000	2,344,151
Taiwan Semiconductor Manufacturing Co., Ltd.(1)	3,474,722	6,777,343
Tripod Technology Corp.(1)	682,000	2,328,388
United Microelectronics Corp.†(1)	6,817,000	3,428,414
Wistron Corp.(1)	745,000	1,425,337

		27,765,874

TURKEY — 1.9%
Ford Otomotiv Sanayi AS(1)	334,245	2,627,399
Tofas Turk Otomobil Fabrikasi AS(1)	398,668	1,653,281
Turkiye Garanti Bankasi AS(1)	232,148	1,128,172

		5,408,852

UNITED ARAB EMIRATES — 0.9%
Aldar Properties PJSC(1)	2,265,463	2,411,135

UNITED KINGDOM — 0.7%
Eurasian Natural Resources Corp. PLC(1)	108,729	2,023,713

UNITED STATES — 1.6%
First Solar, Inc.†	15,423	2,213,972
Zhongpin, Inc.†	185,600	2,353,408

		4,567,380

TOTAL COMMON STOCK (cost $229,239,847)		252,008,880

Preferred Stock — 6.4%

BRAZIL — 6.4%
Banco Bradesco SA ADR	215,643	4,015,273
Cia Energetica de Minas Gerais ADR	212,091	3,425,270
Petroleo Brasileiro SA ADR	128,996	4,894,108
Suzano Papel e Celulose SA	223,691	2,853,001
Vale SA, Class A ADR	97,000	2,610,270

TOTAL PREFERRED STOCK (cost $15,589,984)		17,797,922

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $244,829,831)		269,806,802

Short-Term Investment Securities — 1.4%

COMMERCIAL PAPER — 1.4%
Jupiter Securitization Co. LLC 0.01% due 05/07/10* (cost 3,999,860)	$4,000,000	3,999,860

REPURCHASE AGREEMENT — 1.2%

Agreement with Banc of America Securities LLC, bearing interest at 0.16% dated 04/30/10 to be repurchased 05/03/10 in the amount of $3,370,045 and collateralized by $3,346,000 of United States Treasury Notes bearing interest of 3.25% due 07/31/16 and having an approximate value of $3,432,336 (cost $3,370,000)	3,370,000	3,370,000

TOTAL INVESTMENTS— (cost $252,199,691)(3)	99.1%	277,176,662
Other assets less liabilities	0.9	2,464,798

NET ASSETS —	100.0%	$279,641,460

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $3,999,860 representing 1.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $178,056,952 representing 63.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	Illiquid security. At April 30, 2010, the aggregate value of these securities was $7,432,061 representing 2.7% of net assets.

(3)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

SDR	— Swedish Depository Receipt

Equity Swap Contracts #
					Gross
				Total Return Received	Unrealized
	Notional amount	Termination	Fixed Payments Received	(Paid)	Appreciation
Swap Counterparty	(000’s)	Date	(Paid) by Portfolio	by Portfolio	(Depreciation)

UBS Securities LLC	$3,438	6/28/2010	(3 months USD LIBOR-BBA minus 1.15%)	MSCI Daily Total Return Net Emerging Markets
				India USD Index	$64,395

# Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 1.

USD — United States Dollar

LIBOR — London Interbank Offered Rate

BBA — British Banker’s Association

Industry Allocation*
Banks-Commercial	17.4%
Semiconductor Components-Integrated Circuits	6.5
Oil Companies-Exploration & Production	5.7
Cellular Telecom	5.1
Oil Companies-Integrated	4.3
Electronic Components-Semiconductors	3.6
Real Estate Operations & Development	3.3
Electric-Integrated	3.2
Diversified Financial Services	3.1
Machinery-Construction & Mining	2.7
Electronic Components-Misc.	2.4
Coal	2.1
Auto-Cars/Light Trucks	2.1
Diversified Minerals	2.0
Metal-Copper	1.7
Retail-Misc./Diversified	1.6
Auto/Truck Parts & Equipment-Original	1.5
Asset-Backed Commercial Paper	1.4
Applications Software	1.3
Retail-Major Department Stores	1.3
Finance-Consumer Loans	1.3
Steel-Producers	1.3
Beverages-Non-alcoholic	1.2
Repurchase Agreements	1.2
Retail-Home Furnishings	1.1
Paper & Related Products	1.0
Non-Ferrous Metals	1.0
Consumer Products-Misc.	1.0
Rubber/Plastic Products	0.9
Retail-Automobile	0.9
Building-Residential/Commercial	0.9
Insurance-Multi-line	0.9
Airlines	0.9
Agricultural Operations	0.9
Building-Heavy Construction	0.9
Food-Misc.	0.8
Medical-Generic Drugs	0.8
Circuit Boards	0.8
Platinum	0.8
Finance-Other Services	0.8
Cosmetics & Toiletries	0.8
Energy-Alternate Sources	0.8
E-Commerce/Products	0.7
Metal-Diversified	0.7
Medical-Biomedical/Gene	0.7
Telecom Services	0.6
Metal-Aluminum	0.6
Building Products-Cement	0.5
Computers	0.5
Machinery-General Industrial	0.5
Photo Equipment & Supplies	0.4
Retail-Hypermarkets	0.4
Diversified Operations	0.2

99.1%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
Brazil	$23,182,575	$—		$—	$23,182,575
China	—	29,428,295	+	—	29,428,295
Mexico	14,412,113	—		—	14,412,113
Russia	12,021,998	2,657,134	+	—	14,679,132
South Africa	—	17,649,062	+	—	17,649,062
South Korea	—	37,741,548	+	—	37,741,548
Taiwan	—	27,765,874	+	—	27,765,874
Other Countries*	24,335,242	62,815,039	+	—	87,150,281
Preferred Stock	17,797,922	—		—	17,797,922
Short-Term Investment Securities:
Commercial Paper	—	3,999,860		—	3,999,860
Repurchase Agreement	—	3,370,000		—	3,370,000
Other Financial Instruments:@
Equity Swap Contracts Appreciation	—	64,395		—	64,395

Total	$91,749,850	$185,491,207		$—	$277,241,057

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $178,056,952 representing 63.7% of net assets. See Note 1.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
FOREIGN VALUE PORTFOLIO
Portfolio of Investments — April 30, 2010
(unaudited)

	Shares/
Common Stock — 95.5%	Principal	Value
	Amount	(Note 1)

AUSTRALIA — 0.2%
Brambles, Ltd.(1)	154,317	$1,027,564

AUSTRIA — 0.7%
Telekom Austria AG(1)	228,850	3,037,854

BRAZIL — 2.9%
Empressa Brasileira de Aeronautica SA ADR	109,830	2,644,706
Petroleo Brasileiro SA ADR	172,830	6,557,170
Vale SA, Class A ADR	139,750	3,760,673

		12,962,549

CHINA — 1.5%
China Telecom Corp., Ltd.(1)	14,762,000	6,744,807

FRANCE — 10.7%
Accor SA†(1)	22,186	1,267,841
AXA SA(1)	249,344	4,956,196
Compagnie Generale des Etablissements Michelin, Class B(1)	83,825	6,065,086
Credit Agricole SA(1)	285,410	4,071,494
France Telecom SA(1)	449,090	9,844,189
GDF Suez(1)	73,437	2,616,675
Sanofi-Aventis SA(1)	123,768	8,474,813
Total SA(1)	150,690	8,165,433
Vivendi SA(1)	106,780	2,810,410

		48,272,137

GERMANY — 13.2%
Bayerische Motoren Werke AG(1)	110,670	5,422,721
Celesio AG(1)	232,726	7,623,690
Deutsche Lufthansa AG†(1)	337,180	5,627,211
Deutsche Post AG (1)	246,453	3,990,874
E.ON AG(1)	188,178	6,948,906
Merck KGaA(1)	63,100	5,184,626
Muenchener Rueckversicherungs AG(1)	40,690	5,750,452
Rhoen-Klinikum AG(1)	110,282	2,845,109
SAP AG†(1)	134,040	6,457,467
Siemens AG(1)	80,540	7,962,401
Symrise AG(1)	74,960	1,903,861

		59,717,318

HONG KONG — 2.0%
Cheung Kong Holdings, Ltd.(1)	257,000	3,184,840
Hutchison Whampoa, Ltd.(1)	401,000	2,747,663
Swire Pacific, Ltd., Class A(1)(3)	298,500	3,331,188

		9,263,691

IRELAND — 1.8%
CRH PLC (1)	149,155	4,247,517
Elan Corp. PLC ADR†	557,150	3,744,048

		7,991,565

ISRAEL — 0.8%
Check Point Software Technologies†	100,130	3,566,631

ITALY — 3.2%
ENI SpA(1)	159,856	3,583,559
Intesa Sanpaolo SpA(1)	555,386	1,827,788
Telecom Italia SpA (1)	5,159,433	5,827,714
UniCredit SpA(1)	1,173,268	3,077,293

		14,316,354

JAPAN — 6.3%
FUJIFILM Holdings Corp.(1)	138,600	4,758,032
Konica Minolta Holdings, Inc.(1)	573,000	7,213,096
Nintendo Co., Ltd.(1)	16,900	5,679,924
NKSJ Holdings, Inc.†	325,000	2,359,611
Sony Corp.(1)	114,300	3,907,343
Toyota Motor Corp.(1)	113,300	4,375,656

		28,293,662

NETHERLANDS — 6.9%
Akzo Nobel NV(1)	120,340	7,073,597
ING Groep NV†(1)	683,680	6,119,869
Koninklijke Philips Electronics NV(1)	149,189	5,041,354
Randstad Holding NV†(1)	64,626	3,294,573
Reed Elsevier NV(1)	151,663	1,800,462
SBM Offshore NV(1)	104,750	2,075,855
Unilever NV(1)	182,807	5,586,735

		30,992,445

NORWAY — 1.6%
Telenor ASA(1)	501,580	7,166,091

PORTUGAL — 1.2%
Banco Espirito Santo SA(1)	1,119,416	5,340,215

RUSSIA — 1.2%
OAO Gazprom ADR (OTC U.S.)	167,900	3,898,638
OAO Gazprom ADR (London)(1)	68,200	1,583,081

		5,481,719

SINGAPORE — 3.2%
DBS Group Holdings, Ltd.(1)	996,950	11,045,037
Singapore Telecommunications, Ltd.(1)	1,582,000	3,510,248

		14,555,285

SOUTH KOREA — 4.7%
Hyundai Motor Co.(1)	38,020	4,646,580
KB Financial Group, Inc. ADR	122,396	5,972,925
Samsung Electronics Co., Ltd. GDR†*	27,113	10,391,057

		21,010,562

SPAIN — 3.6%
Banco Santander SA(1)	251,618	3,161,206
Iberdrola SA (1)	578,684	4,609,739
Telefonica SA(1)	379,825	8,529,655

		16,300,600

SWEDEN — 1.1%
Telefonaktiebolaget LM Ericsson, Class B(1)	422,314	4,910,787

SWITZERLAND — 7.2%
Adecco SA(1)	49,870	2,939,154
Lonza Group AG(1)	63,616	4,990,624
Nestle SA(1)	115,100	5,617,397
Novartis AG(1)	171,960	8,773,609
Roche Holding AG(1)	29,530	4,663,763
Swiss Reinsurance Co., Ltd.(1)	101,585	4,428,402
UBS AG†(1)	77,966	1,204,537

		32,617,486

TAIWAN — 2.4%
Compal Electronics, Inc. GDR†*	804,312	5,627,205
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	473,385	5,013,147

		10,640,352

THAILAND — 0.3%
Advanced Info Service Public Co., Ltd.(2)	633,200	1,482,457

UNITED KINGDOM — 18.8%
Aviva PLC(1)	755,910	4,000,233
BAE Systems PLC(1)	738,961	3,884,290
BP PLC(1)	948,992	8,267,258
British Airways PLC†(1)	566,660	1,951,155
British Sky Broadcasting Group PLC(1)	444,783	4,171,547
G4S PLC(1)	780,400	3,190,049
GlaxoSmithKline PLC(1)	435,897	8,072,766
Hays PLC(1)	2,546,370	4,352,053
Kingfisher PLC(1)	803,580	3,070,507
Marks & Spencer Group PLC(1)	464,690	2,603,013
Premier Foods PLC†(1)	5,517,844	2,209,905
Rentokil Initial PLC†(1)	900,344	1,747,657
Rexam PLC(1)	831,627	4,087,197
Rolls-Royce Group PLC†(1)	570,320	5,036,659
Rolls-Royce Group PLC, C Shares†	51,328,800	78,536
Royal Dutch Shell PLC ADR	140,618	8,532,700
Tesco PLC(1)	335,050	2,228,790
The Sage Group PLC(1)	596,770	2,236,712
Vodafone Group PLC(1)	4,207,268	9,352,777
WM Morrison Supermarkets PLC(1)	620,660	2,747,218
Wolseley PLC†(1)	126,854	3,190,370

		85,011,392

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $405,197,585)		430,703,523

REPURCHASE AGREEMENT — 3.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/30/10 to be repurchased 05/03/10 in the amount of $17,206,014 and collateralized by $17,570,000 of United States Treasury Bills, bearing interest at 0.20%, due 10/28/10 and having an approximate value of $17,552,430 (cost $17,206,000)	$17,206,000	17,206,000

TOTAL INVESTMENTS — (cost $422,403,585) (4)	99.3%	447,909,523
Other assets less liabilities	0.7	3,311,061

NET ASSETS —	100.0%	$451,220,584

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2010, the aggregate value of these securities was $16,018,262 representing 3.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at April 30, 2010. The aggregate value of these securities was $367,074,019 representing 81.4% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	Fair valued security. Securities are classified as level 2 based on the securities valuation inputs; See Note 1.

(3)	Fair valued security. Securities are classified as level 3 based on the securities valuation inputs; See Note 1.

(4)	See Note 4 for cost of investments on a tax basis.
ADR — American Depository Receipt
GDR — Global Depository Receipt
OTC — Over the Counter

Industry Allocation*
Medical-Drugs	8.6%
Oil Companies-Integrated	7.8
Banks-Commercial	6.1
Telephone-Integrated	6.0
Telecom Services	3.9
Repurchase Agreements	3.8
Auto-Cars/Light Trucks	3.2
Electric-Integrated	3.1
Photo Equipment & Supplies	2.7
Aerospace/Defense	2.6
Food-Misc.	2.5
Insurance-Multi-line	2.5
Cellular Telecom	2.4
Human Resources	2.3
Electronic Components-Semiconductors	2.3
Insurance-Reinsurance	2.3
Chemicals-Diversified	2.0
Diversified Banking Institutions	1.9
Diversified Manufacturing Operations	1.8
Medical-Wholesale Drug Distribution	1.7
Airlines	1.7
Enterprise Software/Service	1.4
Diversified Operations	1.3
Rubber-Tires	1.3
Applications Software	1.3
Toys	1.3
Computers	1.2
Oil Companies-Exploration & Production	1.2
Electronic Components-Misc.	1.1
Semiconductor Components-Integrated Circuits	1.1
Chemicals-Specialty	1.1
Food-Retail	1.1
Wireless Equipment	1.1
Building Products-Cement	0.9
Cable/Satellite TV	0.9
Containers-Metal/Glass	0.9
Insurance-Life/Health	0.9
Transport-Services	0.9
Audio/Video Products	0.9
Diversified Minerals	0.8
Distribution/Wholesale	0.7
Security Services	0.7
Real Estate Operations & Development	0.7
Retail-Building Products	0.7
Medical-Hospitals	0.6
Multimedia	0.6
Diversified Operations/Commercial Services	0.6
Retail-Major Department Stores	0.6
Insurance-Property/Casualty	0.5
Food-Wholesale/Distribution	0.5
Oil-Field Services	0.5
Publishing-Books	0.4
Hotels/Motels	0.3

99.3%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2010 (see Note 1):

				Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other		Unobservable
	Quoted Prices	Observable Inputs		Inputs	Total
Long-Term Investment Securities:
Common Stock:
France	$—	$48,272,137	+	$—	$48,272,137
Germany	—	59,717,318	+	—	59,717,318
Japan	2,359,611	25,934,051			28,293,662
Netherlands	—	30,992,445	+	—	30,992,445
Switzerland	—	32,617,486	+	—	32,617,486
United Kingdom	8,611,236	76,400,156	+	—	85,011,392
Other Countries*	51,176,200	94,622,883	+	—	145,799,083
Repurchase Agreement	—	17,206,000		—	17,206,000

Total	$62,147,047	$385,762,476		$—	$447,909,523

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

+	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $367,074,019 representing 81.4% of net assets. See Note 1.
See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — April 30, 2010 — (unaudited)
Note 1. Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP’’). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (“The Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Senior Secured Floating Rate Loans (“Loans’’) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.
Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked to market daily based upon quotations from market makers. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
The various inputs that may be used to determine the value of the Portfolios’ investments are summarized into three levels listed below:

Level 1	—	Unadjusted quoted prices in active markets for identical securities

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)

Level 3	—	Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The summary of the inputs used to value the Portfolios’ net assets as of April 30, 2010, are reported on a schedule following the Portfolio of Investments.

Note 2. Repurchase Agreements:
As of April 30, 2010, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
High Yield Bond	1.70%	$4,108,000
“Dogs” of Wall Street	0.45	1,089,000
Blue Chip Growth	0.59	1,429,000
As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:
State Street Bank and Trust Co., dated April 30, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $241,671,000, a repurchase price of $241,671,201 and a maturity date of May 3, 2010. The repurchase agreement is collateralized by the following:

		Maturity	Principal	Market
Type of Collateral	Interest Rate	Date	Amount	Value
U.S. Treasury Bills	0.18%	07/22/2010	$21,105,000	$21,096,558
U.S. Treasury Bills	0.21	09/02/2010	225,570,000	225,412,101
Note 3. Transactions with Affiliates: As disclosed in the Portfolio of Investments, certain Portfolios own common stock issued by American International Group, Inc. (“AIG”) or other affiliates of SunAmerica Asset Management Corp. (“Adviser”). During the three months ended April 30, 2010, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and other affiliates of the Adviser as follows:

			Value				Change in
			at January 31,	Cost of	Proceeds of	Realized	Unrealized	Value
Portfolio	Security	Income	2010	Purchases	Sales	Gain/(Loss)	Gain(Loss)	at April 30, 2010
Equity Index	AIG	$—	$5,718	$—	$—	$—	$3,462	$9,180
Note 4. Federal Income Taxes: The amount of aggregate unrealized gain (loss) and the cost of investment securities for Federal Income tax purposes, including short-term securities and repurchase agreement, were as follows:

	Aggregate	Aggregate	Net
	Unrealized	Unrealized	Unrealized	Cost of
	Gain	Loss	Gain/(Loss)	Investments
Cash Management	$577,671	$(4,999,453)	$(4,421,782)	$423,522,049
Corporate Bond	82,849,055	(15,633,715)	67,215,340	921,833,156
Global Bond	14,461,627	(10,975,073)	3,486,554	261,253,548
High-Yield Bond	16,971,964	(21,196,872)	(4,224,908)	294,380,845
Total Return Bond	14,227,360	(8,527,189)	5,700,171	470,092,218
Balanced	15,493,536	(7,874,685)	7,618,851	137,582,489
MFS Total Return	90,769,124	(27,373,542)	63,395,582	722,701,769
Telecom Utility	4,444,953	(3,228,895)	1,216,058	36,317,548
Equity Index	4,679,379	(5,881,890)	(1,202,511)	19,886,898
Growth-Income	41,469,833	(4,077,005)	37,392,828	202,586,806
Equity Opportunities	16,998,878	(1,014,516)	15,984,362	87,211,649
Davis Venture Value	440,136,824	(36,702,640)	403,434,184	1,025,064,672
“Dogs” of Wall Street	4,830,724	(3,057,473)	1,773,251	48,129,404
Alliance Growth	65,690,301	(14,699,075)	50,991,226	401,635,076
Capital Growth	12,044,657	(2,735,260)	9,309,397	60,836,452
MFS Massachusetts Investors Trust	37,469,613	(6,717,609)	30,752,004	201,009,271
Fundamental Growth	24,315,795	(3,031,023)	21,284,772	138,097,163
Blue Chip Growth	5,216,390	(948,536)	4,267,854	40,109,782
Real Estate	51,659,537	(8,641,283)	43,018,254	208,918,017
Small Company Value	26,605,311	(5,550,411)	21,054,900	133,877,166
Mid-Cap Growth	32,490,443	(5,206,916)	27,283,527	131,661,664
Aggressive Growth	16,094,997	(2,428,666)	13,666,331	61,533,232
Growth Opportunities	16,953,558	(663,696)	16,289,862	106,901,390
Marsico Focused Growth	18,272,530	(1,899,932)	16,372,598	73,328,198
Technology	7,468,168	(299,061)	7,169,107	37,153,163
Small & Mid Cap Value	98,237,379	(12,803,435)	85,433,944	388,402,609
International Growth and Income	43,833,412	(7,486,141)	36,347,271	339,536,872
Global Equities	15,329,381	(2,106,168)	13,223,213	101,093,272
International Diversified Equities	36,681,832	(32,991,189)	3,690,643	324,710,611
Emerging Markets	31,543,628	(9,278,242)	22,265,386	254,911,276
Foreign Value	68,927,722	(44,681,655)	24,246,067	406,457,456
Note 5. Derivative Instruments:
The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of April 30, 2010, please refer to the Portfolio of Investments.

Corporate Bond Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$—	$234,375

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for interest rate futures contracts was $266,667

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of ($541,705) as reported in the Portfolio of Investments.

	Global Bond Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$214,637	$—
Swap contracts(4)	1,045,738	1,424,691
Credit contracts
Swap contracts(5)	178,635	173,611
Foreign exchange contracts(6)	1,659,093	1,530,055

	$3,098,103	$3,128,357

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for interest rate futures contracts was $4,230,833

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $259,156 as reported in the Portfolio of Investments.

(4)	The average notional amount outstanding for interest rate swap contracts was $221,700,292

(5)	The average notional amount outstanding for credit default swap contracts was $54,060,306

(6)	The average notional amount outstanding for forward foreign currency contracts was $297,924,361

	Total Return Bond Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$106,031	$—
Call and put options(4)	—	776,642
Swap contracts(5)	18,358	353,884
Credit contracts
Swap contracts(6)	26,291	286,447
Foreign exchange contracts(7)	823,761	756,407

	$974,441	$2,173,380

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for interest rate futures contracts was $2,272,500

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $2,132,634 as reported in the Portfolio of Investments.

(4)	The average notional amount outstanding for interest rate call and put options written was $156,175,667

(5)	The average notional amount outstanding for interest rate swap contracts was $31,520,398

(6)	The average notional amount outstanding for credit default swap contracts was $20,823,650

(7)	The average notional amount outstanding for forward foreign currency contracts was $127,625,119

	Balanced Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(4)	$—	$9,972
Interest rate contracts
Futures contracts (variation margin)(3)(4)	7,640	—

	$7,640	$9,972

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity futures contracts was $450

(3)	The average notional amount outstanding for interest rate futures contracts was $27,000

(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $35,288 as reported in the Portfolio of Investments.

Telecom Utility Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Foreign exchange contracts(2)	$72,131	$5,598

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for forward foreign currency contracts was $4,988,597

Equity Index Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$4,380

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity futures contracts was $250

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $8,461 as reported in the Portfolio of Investments.

International Growth and Income Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Foreign exchange contracts(2)	$442,486	$1,904,094

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for forward foreign currency contracts was $176,838,625

	International Diversified Equities Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(3)	$199,114	$—
Foreign exchange contracts(4)	42,417	222,397

	$241,531	$222,397

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity futures contracts was $497,261

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $408,644 as reported in the Portfolio of Investments.

(4)	The average notional amount outstanding for forward foreign currency contracts was $97,934,072

Emerging Markets Portfolio
	Asset	Liability
	Derivatives	Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Swap contracts(2)	$64,395	$—

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity swap contracts was $3,321,197
Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts (“forward contracts”) for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. Forward contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2010, the following Portfolios had open forward contracts: Global Bond Portfolio, Total Return Bond Portfolio, Telecom Utility Portfolio, International Growth and Income Portfolio and International Diversified Equities Portfolio.
A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Risks to the Portfolios of entering into forward contracts include credit risk and market risk. Credit risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.
Futures Contracts. Certain of the Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, or to enhance income or total return. Futures contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2010, the following Portfolios had open futures contracts: Corporate Bond Portfolio, Global Bond Portfolio, Total Return Bond Portfolio, Balanced Portfolio, Equity Index Portfolio and International Diversified Equities Portfolio.
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.
A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts may be conducted through regulated exchanges that minimize counter-party credit risks or they may be unlisted, or traded over-the-counter.
The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies).
Options. Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income. Option contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2010, the Total Return Bond Portfolio had open option contracts.
An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (“OTC”) market.
Risks to the Portfolios of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Swap Contracts: Certain Portfolios have entered into credit default, interest rate, equity and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).
Credit Default Swap Agreements: Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns or speculation. Credit default swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2010, the Global Bond Portfolio and the Total Return Bond Portfolio had open credit default swaps.
Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. The Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection.
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.
Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of April 30, 2010 for which a Portfolio is the seller of protection, if any, are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.
Equity Swap Agreements: Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. Equity swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2010, the Emerging Markets Portfolio had open equity swaps.
Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.
Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to an equity swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Interest Rate Swap Agreements: Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2010, the Global Bond Portfolio and Total Return Bond Portfolio had open interest rate swaps.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest rate positions. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Risks of Entering into Swap Agreements: Risks to the Portfolios of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.
Master Agreements.  Certain Portfolios that hold derivative instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative instruments entered into from time to time. The Master Agreement may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. The Master Agreements may contain certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. The Master Agreements also typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all derivative instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio’s financial statements.
Structured Securities: Certain of the Portfolios may invest in structured securities for various purposes, including managing exposure to fluctuations in currency exchange rates, interest rates, commodity prices, indices or other financial indicators or for speculation. As of April 30, 2010, the Total Return Bond Portfolio had one open structured security.
Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e. leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments (i.e. investment grade corporate bonds).
The risks of investing in a particular structured security will depend on the terms of the investment; however, structured securities generally will expose the Portfolio to credit risk, illiquidity risk and market risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contract. Structured securities are typically sold in private placement transactions with no active trading market. Market risk is the risk that there will be an unfavorable change in the Reference. Investments in structured securities may be more volatile than their underlying instruments; however, generally any loss is limited to the amount of the original investment.
ADDITIONAL INFORMATION
Additional information is available in the Trust’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.
a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Act of 1940 (17 CFR 270.30a-3 (c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant of Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust
By:	/s/ John T. Genoy
John T. Genoy
President
Date: June 29, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: June 29, 2010

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: June 29, 2010